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NORTHERN FUNDS

MONEY MARKET FUNDS                      MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND       U.S. GOVERNMENT SELECT MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND             CALIFORNIA MUNICIPAL MONEY MARKET FUND
FIXED INCOME FUNDS                      U.S. GOVERNMENT FUND
SHORT-INTERMEDIATE U.S. GOVERNMENT FUND INTERMEDIATE TAX-EXEMPT FUND
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND FLORIDA INTERMEDIATE TAX-EXEMPT FUND
FIXED INCOME FUND                       TAX-EXEMPT FUND
ARIZONA TAX-EXEMPT FUND                 CALIFORNIA TAX-EXEMPT FUND
INTERNATIONAL FIXED INCOME FUND         HIGH YIELD MUNICIPAL FUND
HIGH YIELD FIXED INCOME FUND            EQUITY FUNDS
INCOME EQUITY FUND                      STOCK INDEX FUND
GROWTH EQUITY FUND                      SELECT EQUITY FUND
MID CAP GROWTH FUND                     SMALL CAP INDEX FUND
SMALL CAP FUND                          SMALL CAP GROWTH FUND
INTERNATIONAL GROWTH EQUITY FUND        INTERNATIONAL SELECT EQUITY FUND
TECHNOLOGY FUND


-------------------------------------------------------------------------------
                                ANNUAL REPORT
-------------------------------------------------------------------------------

--------------
March 31, 2000
--------------


TABLE OF CONTENTS
                                                                       PAGE
Abbreviations and Other Information                                       1

Portfolio Management Commentary                                           2

Money Market Funds
 Statements of Assets and Liabilities                                    28
 Statements of Operations                                                29
 Statements of Changes in Net Assets                                     30
 Financial Highlights                                                    32
 Schedules of Investments
   Money Market Fund                                                     37
   U.S. Government Money Market Fund                                     42
   U.S. Government Select Money Market Fund                              43
   Municipal Money Market Fund                                           44
   California Municipal Money Market Fund                                62

Fixed Income Funds
 Statements of Assets and Liabilities                                    66
 Statements of Operations                                                68
 Statements of Changes in Net Assets                                     70
 Financial Highlights                                                    73
 Schedules of Investments
   U.S. Government Fund                                                  79
   Short-Intermediate U.S. Government Fund                               80
   Intermediate Tax-Exempt Fund                                          81
   California Intermediate Tax-Exempt Fund                               89
   Florida Intermediate Tax-Exempt Fund                                  92
   Fixed Income Fund                                                     94
   Tax-Exempt Fund                                                       97
   Arizona Tax-Exempt Fund                                              104
   California Tax-Exempt Fund                                           106
   International Fixed Income Fund                                      111
   High Yield Municipal Fund                                            112
   High Yield Fixed Income Fund                                         115

                                        Table of Contents continued on next page

TABLE OF CONTENTS (CONT'D.)

Equity Funds
 Statements of Assets and Liabilities ..................................118
 Statements of Operations ..............................................119
 Statements of Changes in Net Assets ...................................120
 Financial Highlights ..................................................122
 Schedules of Investments
   Income Equity Fund ..................................................128
   Stock Index Fund ....................................................131
   Growth Equity Fund ..................................................139
   Select Equity Fund ..................................................142
   Mid Cap Growth Fund .................................................144
   Small Cap Index Fund ................................................147
   Small Cap Fund ......................................................171
   Small Cap Growth Fund ...............................................184
   International Growth Equity Fund ....................................186
   International Select Equity Fund ....................................188
   Technology Fund .....................................................190

Notes to the Financial Statements.......................................192

Report of Independent Public Accountants............................... 199

Voting Results of Special Meeting of Shareholders.......................200

ABBREVIATIONS AND
OTHER INFORMATION

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset date or next putable dates for floating rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS


ACA            American Capital Access

ADR            American Depository Receipt

AMBAC          American Municipal Bond
               Assurance Corp.

AMT            Alternative Minimum Tax

BAN            Bond Anticipation Notes

COLLD.         Collateralized

COP            Certificate of Participation

CP             Commercial Paper

CVP            Central Valley Project

FFCB           Federal Farm Credit Bank

FGIC           Financial Guaranty
               Insurance Corp.

FHA            Federal Housing
               Authority

FHLB           Federal Home Loan Bank

FHLMC          Freddie Mac

FNMA           Fannie Mae

FRN            Floating Rate Note

FSA            Financial Security Assurance

GIC            Guaranteed Investment Contract

GNMA           Government National Mortgage Association

G.O.           General Obligation

GTD.           Guaranteed

HDA            Housing Development Agency

HFA            Housing Finance Authority

HUD            Housing and Urban
               Development

I.O.           Interest Only Stripped Security

IDA            Industrial Development
               Authority

IDR            Industrial Development Revenue

LOC            Letter of Credit

MBIA           Municipal Bond Insurance
               Association

MIPS           Monthly Income Preferred
               Securities

ML/SG          Merrill Lynch Societe Generale

MTN            Medium Term Notes

P-FLOATS       Puttable Floating Rate Securities

PCR            Pollution Control Revenue

PFA            Public Finance Authority

PRIDES         Preferred Redeemable Increased
               Dividend Securities

PSF            Permanent School Fund

RAN            Revenue Anticipation Notes

REMIC          Real Estate Mortgage
               Investment Conduit

REIT           Real Estate Investment Trust

ROC            Reset Option Certificates

SFM            Single Family Mortgage

SLMA           SLM Holding Corp.

SOC GEN        Societe Generale

TAN            Tax Anticipation Notes

TECONS         Term Convertible Securities

TOB            Tender Option Bond

TRAN           Tax and Revenue
               Anticipation Notes

TRB            Tax Revenue Bonds

VRDB           Variable Rate Demand Bond

VRDN           Variable Rate Demand Notes

VRN            Variable Rate Notes

*              Non-Income Producing
               Security



                               -----------------
                                NOT FDIC-INSURED
                               -----------------
                                 May lose value
                               No bank guarantee
                               ------------------


An investment in Northern Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in a non-money market fund involves risks including possible loss of principle.

Shares of Northern Funds are distributed by Northern Funds Distributors, LLC, an independent third party.

 ------------------------------------------------------------------------------
                        PORTFOLIO MANAGEMENT COMMENTARY
 ------------------------------------------------------------------------------

MONEY MARKET FUND
The Federal Reserve and its expected actions had the greatest impact on the Fund during the fiscal year. Our efforts to monitor economic results and translate them into possible Fed action were the driving forces in how the Fund was managed.

Our key strategy during the year was to maintain a barbell maturity structure, whereby a portion of the Fund was invested in very short-term money market securities for liquidity and another portion was invested in slightly longer-term money market securities for yield advantages. Overall, we kept the Fund's average maturity relatively short, extending only when there was a backup in interest rates. The Fund's composition remained relatively unchanged, with the highest percentage of assets invested in tier-one commercial paper, where yields were the most attractive.

Going forward, we expect to maintain the Fund's current structure, given our stringent credit quality guidelines. We will continue to emphasize shorter investments, though, to maintain liquidity in a rising interest rate environment. We expect the Fed to continue raising rates, with perhaps a 25-basis point increase (0.25 of a percentage point) at each of its next three meetings in May, June and August.

Mary Ann Flynn
Portfolio Manager

U.S. GOVERNMENT MONEY MARKET FUND
AND
U.S. GOVERNMENT SELECT MONEY MARKET FUND

The two dominant issues during the fiscal year were the strength of the domestic economy and the potential for Y2K-related computer problems. Early in the period, market participants expected monetary policy to remain neutral, despite above-trend growth due to benign inflation data, productivity gains, and the aftermath of the fall 1998 market turbulence. Nevertheless, the rapid rebound in the global economy and the tightening domestic labor market prompted the Federal Reserve to implement a tightening policy in June 1999. By March 31, 2000, the Fed had raised the federal funds rate five times, for a total of 125 basis points, or 1.25 percentage points, with more tightening expected.

While Y2K turned out to be a nonevent, it had a profound impact during 1999, as concerns of systemic risk caused distortions in the money market yield curve. Expectations for extremely high funding rates at year end elicited a sharp rise in rates for investments maturing beyond the end of the year. Money managers had to balance this attractive Y2K premium against concerns about year-end liquidity. After the smooth transition to the new year, market focus reverted to the Fed's efforts to engineer a "soft-landing" of the domestic economy.

In anticipation of the rising-rate environment, we purchased variable-rate securities early in the year. With approximately 25 percent of each fund invested in these securities, both funds were well positioned to benefit from the year's interest rate hikes, and they consequently outperformed their peer groups. During the next several months, the Fed is widely expected to raise rates by another 50 or 75 basis points (0.5 or 0.75 of a percentage point). We will look for opportunities to extend the funds' duration as the money market yield curve steepens.

Brian Andersen
Portfolio Manager

                                                    NORTHERN FUNDS Annual Report

MUNICIPAL MONEY MARKET FUND

Several factors influenced the short-term tax-exempt market and the Fund during the past fiscal year. The supply of municipal paper was scarce for most of the year, which primarily was due to the strong economy. Government coffers were flush with tax receipts, which diminished borrowing needs. In addition, rising interest rates also limited government borrowing.

The most significant factor we faced in managing the Fund was the increased volatility of cash flows in a rapidly changing interest rate environment. The cash flows into and out of the Fund were more pronounced than they had been in the past. To try to insulate the Fund from this volatility, we employed a barbell strategy of investing in shorter- and longer-maturity money market securities. This allowed us to meet the Fund's liquidity needs while still providing a competitive return.

For the year, the Fund slightly outperformed its industry average. This happened despite the underperformance in the second and third quarters of the fiscal year, when the Fund's average maturity was longer-than-average in a rising interest rate environment. We began to restructure the Fund late in the third quarter, which allowed us to take advantage of technical factors that emerged throughout the rest of the year.

We expect the Federal Reserve to continue to raise interest rates at least twice in the next six months. The Fund's average maturity remains slightly longer than the industry average, but we feel we have enough flexibility in the composition of the portfolio to take advantage of the rising interest rate environment.

Brad Snyder
Portfolio Manager

CALIFORNIA MUNICIPAL
MONEY MARKET FUND

The supply of California short-term tax-exempt bonds was scarce for most of the fiscal year. Because of the strong economy, state and local government coffers were flush with tax receipts, which diminished borrowing needs. In addition, the rising interest rate environment also curbed government borrowing.

Another key factor that influenced the Fund was the asset growth of the Fund, coupled with an increase in cash-flow volatility. This forced us to manage and structure the portfolio slightly different than in the past. For example, cash inflows at times overwhelmed our efforts to maintain a barbell maturity structure of short- and long-term securities.

The Fund slightly outperformed its industry average for the year, despite a longer average maturity in the second and third quarters of the fiscal year, when interest rates began to rise. Late in the third quarter, we began to restructure the portfolio to take advantage of technical factors that occurred at year-end and in the first quarter of the calendar year.

During the next six months, we anticipate the Federal Reserve will raise interest rates at least two more times. The Fund's average maturity is longer than the industry average, mostly due to cash outflows from the fiscal fourth quarter, which has reduced the Fund's liquidity and increased the influence of our longer-maturity securities. We will continue to adjust the portfolio to take advantage of the rising interest rate environment.

Brad Snyder
Portfolio Manager

                                                  MONEY MARKET FUNDS YIELD<F1> COMPARISONS
                                                           AVERAGE MONTHLY RATES





                                                                                                                          IBC'S
                                                                                                                        MONEY FUND
                                                                                                                        AVERAGE/TM/
                                                                                                                        CALIFORNIA
                                                                                                                          STATE-
                                                           U.S. GOV'T                            CALIFORNIA               SPECIFIC
                       IBC'S     U.S. GOV'T.    IBC'S        SELECT       IBC'S      MUNICIPAL      IBC'S     MUNICIPAL    STOCK
           MONEY     MONEY FUND     MONEY     MONEY FUND     MONEY     MONEY FUND     MONEY      MONEY FUND     MONEY     BROKER &
          MARKET     AVERAGE/TM/    MARET    AVERAGE/TM/     MARKET    AVERAGE/TM/    MARKET    AVERAGE/TM/     MARKET     GENERAL
           FUND     ALL TAXABLE     FUND     GOVERNMENT       FUND     GOVERNMENT      FUND     ALL TAX-FREE     FUND      PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
2000
-----------------------------------------------------------------------------------------------------------------------------------
March      5.41%       5.32%        5.44%       5.27%        5.36%       5.27%        3.35%        3.11%       2.76%       2.63%
-----------------------------------------------------------------------------------------------------------------------------------
February   5.35%       5.22%        5.28%       5.01%        5.21%       5.01%        3.19%        2.93%       2.40%       2.20%
-----------------------------------------------------------------------------------------------------------------------------------
January    4.78%       5.11%        5.09%       4.81%        5.03%       4.81%        3.05%        2.86%       2.51%       2.45%
-----------------------------------------------------------------------------------------------------------------------------------
1999
-----------------------------------------------------------------------------------------------------------------------------------
December   5.36%       5.06%        5.03%       4.89%        4.99%       4.89%        3.31%        3.22%       2.99%       2.93%
-----------------------------------------------------------------------------------------------------------------------------------
November   5.08%       4.92%        4.94%       4.80%        4.92%       4.80%        3.07%        3.01%       2.85%       2.77%
-----------------------------------------------------------------------------------------------------------------------------------
October    4.95%       4.76%        4.84%       4.64%        4.77%       4.64%        2.90%        2.81%       2.59%       2.48%
-----------------------------------------------------------------------------------------------------------------------------------
September  4.88%       4.69%        4.76%       4.49%        4.67%       4.49%        2.90%        2.80%       2.55%       2.47%
-----------------------------------------------------------------------------------------------------------------------------------
August     4.71%       4.55%        4.58%       4.35%        4.53%       4.35%        2.69%        2.59%       2.37%       2.38%
-----------------------------------------------------------------------------------------------------------------------------------
July       4.61%       4.45%        4.51%       4.25%        4.46%       4.25%        2.63%        2.50%       2.31%       2.29%
-----------------------------------------------------------------------------------------------------------------------------------
June       4.48%       4.31%        4.38%       4.12%        4.30%       4.12%        2.78%        2.69%       2.60%       2.57%
-----------------------------------------------------------------------------------------------------------------------------------
May        4.47%       4.29%        4.37%       4.12%        4.29%       4.12%        2.94%        2.83%       2.80%       2.71%
-----------------------------------------------------------------------------------------------------------------------------------
April      4.48%       4.32%        4.39%       4.14%        4.39%       4.14%        2.69%        2.58%       2.48%       2.46%
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Yield calculations reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, performance would be lower.

     We compare our Funds to the IBC's Money Fund Averages/TM which are composites of professionally managed money market investments with similar investment objectives.



                                                 MONEY MARKET FUNDS 7-DAY YIELDS<F2>
                                                     PERIOD ENDED APRIL 30, 2000

                                   U.S. GOVERNMENT        U.S. GOVERNMENT SELECT        MUNICIPAL        CALIFORNIA MUNICIPAL
            MONEY MARKET FUND     MONEY MARKET FUND          MONEY MARKET FUND      MONEY MARKET FUND      MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
Current          5.58%                  5.49%                   5.50%                    4.08%                   3.73%
--------------------------------------------------------------------------------------------------------------------------------
Effective        5.74%                  5.64%                   5.65%                    4.16%                   3.80%
--------------------------------------------------------------------------------------------------------------------------------

(2) Yield calculations reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, current 7-day yields for the Money Market, U.S. Government Money Market, U.S.
     Government Select Money Market, Municipal Money Market and California
     Municipal Money Market Funds would have been 5.32%, 5.34%, 5.25%, 3.19% and
     2.59%, respectively. An investment in any one of the money market funds is neither insured nor guaranteed by the FDIC or any other governmental agency. Although the Funds seek to maintain a value of $1.00 per share, it is possible to lose money.


                                                   NORTHERN FUNDS Annual Report
-------------------------------------------------------------------------------
                              U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------
The past fiscal year was a difficult and volatile period, as faster-than-expected economic growth pushed interest rates sharply higher in anticipation of restrictive Federal Reserve policy. Yields on two-year Treasuries moved significantly higher during the year, while yields on 30-year Treasury bonds actually decreased nearly 65 basis points (0.65 of a percentage point) in the final quarter. This movement reflected the market's realization that burgeoning Treasury surpluses would reduce the outstanding supply of Treasury bonds. Ripple effects led agency and agency mortgage-backed securities to underperform Treasuries, particularly among longer-term agencies that could not keep pace with the buying frenzy in Treasuries.

Compared to the Fund's index return of 2.41 percent, the Fund generated a total return of 1.67 percent for the fiscal year ended March 31, 2000. Duration, which remained neutral versus the index, had little effect on performance. The income that the Fund earned more than offset the negative influence of higher interest rates. In addition, our decision to maintain greater exposure to agency and agency mortgage-backed securities, relative to the index, had a positive impact on total return.

We believe that future productivity gains should keep inflation in check, helping the Fed achieve a slower rate of non-inflationary growth. In addition, as economic growth continues to surprise on the upside, it's likely that larger-than-forecasted surpluses will be generated and that these surpluses will be used to buy back additional longer-dated Treasuries. We plan to maintain market exposure to Treasury securities in recognition of the powerful supply-and-demand forces benefiting these securities.

Recently, comments from Washington questioning whether government-sponsored agencies still merit federal government support caused spreads on agency and mortgage debt to widen versus Treasury issues. We believe that any further weakness in agency and agency mortgage-backed securities should be viewed as a potential buying opportunity.

Monty Memler
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN U.S. GOVERNMENT FUND VS. LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
----------------------------------------
ONE YEAR                        1.67%
AVERAGE ANNUAL FIVE YEAR        5.71%
AVERAGE ANNUAL
SINCE INCEPTION                 5.26%

                      U.S. GOVERNMENT          Lehman Bros. Intermediate
                            FUND               U.S. Government Bond Index
                      ---------------         ----------------------------
4/1/94                    $10,000                           $10,000
3/31/95                    10,349                            10,427
3/31/96                    11,141                            11,376
3/31/97                    11,584                            11,915
3/31/98                    12,615                            13,034
3/31/99                    13,373                            13,891
3/31/00                    13,597                            14,226

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Intermediate U.S. Government Bond Index includes all public obligations of the U.S. Treasury, and all publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. Excluded are special issues, such as flower bonds, targeted investor notes (TINs), and state and local government series
(SLGs) bonds. The Lehman Brothers Intermediate U.S. Government Bond Index includes only those issues with maturities of up to ten years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible. Additionally, unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are not guaranteed or insured by the U.S. Government.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------
The past fiscal year was difficult and volatile for fixed income investors, as faster-than-expected economic growth pushed interest rates sharply higher in anticipation of restrictive Federal Reserve policy. Yields on two-year Treasuries moved significantly higher during the year, but yields on 30-year Treasury bonds actually decreased nearly 65 basis points (0.65 of a percentage point) in the final quarter of the year. This dramatic divergence inverted the Treasury yield curve, with two-year notes yielding 65 basis points more than 30-year securities at the end of the year. The movement in yields reflected the market's realization that burgeoning Treasury surpluses would reduce the outstanding supply of Treasury bonds. Ripple effects led agency and agency mortgage-backed securities to underperform Treasuries, with the greatest damage in longer-term agencies, which could not keep pace with the buying frenzy in long-term Treasuries.

For the period ended March 31, 2000, the Fund's total return was 1.76 percent, which compared favorably to the index return of 1.28 percent. The income that the Fund earned during the period more than offset the negative effect of higher interest rates. Furthermore, our sector decisions provided a positive contribution to the Fund's relative return. We maintained greater exposure to agency securities and often used weakness in demand for non-Treasury issues as an opportunity to add agency positions, enhancing the Fund's total return potential.

Recent comments from Washington questioning whether government-sponsored agencies still merit federal government support caused spreads on agency and mortgage debt to widen versus Treasuries. As a consequence, the risk tolerance of investors in government agency securities once again has been called into question. Nevertheless, we believe that any further weakness in agency securities should be viewed as a potential buying opportunity.

Peter Marchese
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN SHORT-INTERMEDIATE U.S. GOVERNMENT FUND VS. MERRILL LYNCH 1-5 YEAR GOVERNMENT INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-------------------------------------
CUMULATIVE SINCE INCEPTION    1.76%

                     SHORT-INTERMEDIATE            Merrill Lynch
                      U.S. GOVERNMENT                1-5 Year
                            FUND                 Government Index
                     ------------------          -----------------
10/1/99                   $10,000                     $10,000
3/31/00                    10,176                      10,128

This chart assumes an initial gross investment of $10,000 made on 10/1/99 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Merrill Lynch 1-5 Year Government Index is an unmanaged index of prices of U.S. Treasury Notes with maturities of one to five years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible. Additionally, unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are not guaranteed or insured by the U.S. Government.
-------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report
--------------------------------------------------------------------------------
                          INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------------------------
During the fiscal year, the Federal Reserve aggressively tightened monetary policy in an effort to dampen the torrid growth in the economy and stem inflationary concerns. This resulted in a rise in general interest rates all along the tax-exempt yield curve.

Early in the year, we employed a barbell strategy using one- and ten-year maturities. This helped us take advantage of the yield curve's relative steepness. But, as the yield curve flattened during the year, we overweighted five-year maturities. We also focused on finding relative value in the market, buying premium-coupon issues in the 10- to 15-year maturity range as well as issues with discount coupons that helped performance later in the year. In addition, we slightly extended the Fund's duration during the year to coincide with its new benchmark, the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index, a benchmark we believe more closely tracks the Fund's peer group.

The rising interest rate environment caused the Fund to produce a total return of (0.14) percent for the year ended March 31, 2000, compared to a return of
0.90 percent for the Fund's index. The difference in returns was due to the Fund's duration, which remained slightly shorter than the new index's duration at year end, causing the Fund to miss some of the positive performance in the municipal market during the final month of the fiscal year.

Going forward, we will continue to move the Fund toward a neutral duration profile. New-issue supply in the municipal market is down considerably from last year, which has caused credit spreads in the investment-grade market to compress. As such, we will focus on higher-grade issues until we see a widening in credit spreads.

Jane McCart
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN INTERMEDIATE TAX-EXEMPT FUND VS. LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE MUNICIPAL BOND INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
------------------------------------------
ONE YEAR                         (0.14)%
AVERAGE ANNUAL FIVE YEAR           4.35%
AVERAGE ANNUAL
SINCE INCEPTION                    4.36%


                                                           Lehman Bros
                                       Lehman Bros.        Mutual Fund
                   INTERMEDIATE           5-Year           Intermediate
                    TAX-EXEMPT        Municipal Bond      Municipal Bond
                       FUND               Index               Index
                 ---------------     ----------------    ---------------
4/1/94               $10,000             $10,000             $10,000
3/31/95               10,438              10,427              10,646
3/31/96               11,149              11,376              11,511
3/31/97               11,527              11,915              12,044
3/31/98               12,328              13,034              13,345
3/31/99               12,929              13,891              14,092
3/31/00               12,910              13,569              14,177

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

The Lehman Brothers 5-Year Municipal Bond Index includes investment-grade (Baa or better) tax-exempt bonds with maturities of four to six years. The Index is weighted according to market capitalization on a bond by bond basis, and it can include only investable securities. To be included in the 5-Year Municipal Bond Index, the original transaction size must have been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least one year. Bonds with floating rates including derivative and residual interest securities are excluded.

The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index, an unmanaged index of investment grade tax-exempt bonds with maturities of five to ten years, is replacing the Lehman Brothers 5-Year Municipal Bond Index as the Intermediate Tax-Exempt Fund's performance benchmark. The Lehman Brothers Mutual Fund Intermediate Municipal Index includes municipal obligations with a wider range of maturities and, therefore, is expected to be a better benchmark comparison of the Fund's performance. The Index figures do not reflect any fees or expenses.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
-------------------------------------------------------------------------------
During the past six months (the period since the Fund's inception), the Federal Reserve took aggressive action to slow stronger-than-expected growth in the economy and to stem potential inflationary concerns by raising the federal funds rate 75 basis points (0.75 of a percentage point) in three installments. During this period of rising rates, the Fund maintained a neutral duration to its market benchmark.

Also during the past six months, the U.S. Treasury announced plans to reduce issuance of debt and to initiate a bond buy-back of longer-dated Treasuries. These events combined to invert the Treasury yield curve. Following suit, the tax-exempt market also experienced a significant flattening in its term structure. Anticipating this flattening, we had incorporated in the Fund a barbell maturity structure by targeting the steepest parts of the California municipal yield curve. Furthermore, as longer rates fell, Fund performance benefited from an increased exposure to longer-intermediate, deep-discount bonds.

These strategies resulted in the Fund slightly underperforming its benchmark index for the period ended March 31, 2000. The Fund posted a total return of
2.37 percent for the period, while the index returned 2.47 percent.

Going forward, we plan to maintain the Fund's neutral duration, but we expect to modify the Fund's maturity structure in response to a flatter interest rate environment. We look to capitalize on California in-state demand by focusing on retail-oriented inquiries as a source of funds. Our efforts to add incremental yield through well-researched credit, sector, and structure decisions will continue in the future.

Eric Boeckmann
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND VS. LEHMAN BROTHERS MUTUAL FUND CALIFORNIA INTERMEDIATE TAX-EXEMPT INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
------------------------------------
CUMULATIVE SINCE INCEPTION    2.37%

                                               Lehman Brothers
                                                 Mutual Fund
             CALIFORNIA INTERMEDIATE       California Intermediate
                    TAX-EXEMPT                    Tax-Exempt
                       FUND                         Index
              ----------------------       -----------------------
10/1/99              $10,000                       $10,000
3/31/00               10,237                        10,247

This chart assumes an initial gross investment of $10,000 made on 10/1/99 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

The Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index includes Investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years. To be included in the Index, the original transaction size must have been greater than $50 million. Each bond must have been issued after December 31, 1990 and have an outstanding par value greater than $5 million.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report

--------------------------------------------------------------------------------
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

During the fiscal year, the Federal Reserve took aggressive action toward quelling the torrid growth in the economy and stemming inflationary concerns by raising the federal funds rate 125 basis points (1.25 percentage points) in five installments. Additionally, the Treasury market experienced a substantial shift in its yield curve from an upward slope to an inverted one. This was due to perceived supply/demand imbalances in the 15-year and longer maturity sector. In sympathy with the Treasury market, the Florida bond market also experienced a flattening in its term structure. In anticipation of this flattening, we positioned the Fund with a barbell structure of short and longer-term securities, which enhanced Fund performance. We also made liberal purchases of deep-discount securities, which aided performance.

The Fund posted a total return of 0.30 percent for the fiscal year ended March 31, 2000. The Fund underperformed its Florida benchmark, which returned 0.71 percent, primarily due to the Fund's longer relative duration in a period of rising interest rates. Nevertheless, our focus on adding higher-yielding bonds combined with the Fund's ability to take advantage of a change in Florida tax law, which allows Florida mutual funds to hold up to 10 percent of their assets in out-of-state names, aided Fund performance and helped mute some of the negative impact of higher overall interest rates.

Going forward, we expect to maintain the Fund's current duration profile and barbell maturity structure, which should allow the Fund to take advantage of the remaining pockets of relative steepness within the Florida municipal yield curve. Additionally, we will continue to make use of the favorable Florida tax changes by purchasing higher-yielding, out-of-state names, up to the 10 percent maximum, in an attempt to increase the Fund's overall yield profile.

Gregory Bell
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN FLORIDA INTERMEDIATE TAX-EXEMPT FUND VS. LEHMAN BROTHERS MUTUAL FUND FLORIDA INTERMEDIATE TAX-EXEMPT MUNICIPAL INDEX AND LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE MUNICIPAL BOND INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-----------------------------------------
ONE YEAR                           0.30%
AVERAGE ANNUAL
SINCE INCEPTION                    4.59%

                                           Lehman Bros.       Lehman Bros.
                                           Mutual Fund         Mutual Fund
               FLORIDA INTERMEDIATE    Florida Intermediate   Intermediate
                    TAX-EXEMPT              Tax-Exempt          Municipal
                       FUND              Municipal Index       Bond Index
               -------------------     --------------------   ------------

8/15/96              $10,000                   $10,000           $10,000
3/31/97               10,263                    10,228            10,196
3/31/98               11,136                    11,096            11,164
3/31/99               11,736                    11,743            11,831
3/31/00               11,778                    11,819            11,902


This chart assumes an initial gross investment of $10,000 made on 8/15/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index includes investment-grade (Baa or better) tax-exempt Florida bonds. To be included in the Index, the original transaction size must have been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least 1 year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index includes eligible municipal bonds with maturities of five to ten years. Bonds eligible to be included in this Index are investment-grade tax-exempt bonds (Baa or better), with a fixed coupon rate, issued after December 31, 1990 as part of a transaction of at least $50 million. They must also have an outstanding par value greater than $3 million and a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               FIXED INCOME FUND
-------------------------------------------------------------------------------
With the U.S. economy continuing to grow vigorously, the Federal Reserve raised interest rates five times during the past fiscal year for a total short-term rate increase of 125 basis points (1.25 percentage points). Longer-term Treasury securities did not move in nearly the same fashion. Certainly, the market was responding to the Fed's proactive inflation-fighting stance when it moved these yields merely 25 basis points higher. More important to this sector of the market, though, was the announcement and implementation by the Treasury Department to buy back outstanding debt, mostly in longer-maturity securities. This caused bond yields from 2- to 30-year maturities to invert by nearly 125 basis points, such that investors actually received lower yields for extending maturity.

The turbulence in the Treasury curve wreaked havoc on all non-Treasury sectors. While non-Treasury sectors appear attractive relative to Treasuries based on historical relationships, in the near-term the performance of such sectors may be more a function of the shape of the Treasury curve rather than fundamentals within those markets.

The Fund posted a total return of 0.57 percent for the fiscal year ended March 31, 2000, compared to 1.87 percent for the Lehman Brothers Aggregate Bond Index. We maintained a fairly consistent neutral-duration stance throughout the year. We also maintained an overweighted position in non-Treasury spread securities, a strategy that proved effective until the last quarter, when the year-to-date gains in these holdings were reduced. Nonetheless, these near-term losses have not changed our support for spread securities. Interest rates are likely to increase, and credit markets are likely to calm as further details of the Treasury buy-back plan are released. As such, our long-term strategy should benefit the Fund.

Steven Schafer
Portfolio Manager

GROWTH OF A HYPOTHELTICAL $10,000 INVESTMENT

NORTHERN FIXED INCOME FUND VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND LEHMAN BROTHERS AGGREGATE BOND INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
------------------------------------
ONE YEAR                     0.57%
AVERAGE ANNUAL FIVE YEAR     6.60%
AVERAGE ANNUAL
SINCE INCEPTION              6.20%

                                       Lehman Bros.        Lehman Bros.
                   FIXED INCOME        Gov't./Corp.         Aggregate
                       FUND             Bond Index          Bond Index
                   ------------        ------------        ------------

4/1/94               $10,000             $10,000             $10,000
3/31/95               10,416              10,459              10,499
3/31/96               11,581              11,601              11,632
3/31/97               12,112              12,118              12,203
3/31/98               13,553              12,620              13,666
3/31/99               14,255              14,512              14,553
3/31/00               14,336              14,759              14,825


This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds, targeted investor notes (TINs), and state and local government series (SLGs) bonds; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt. The Index sectors are industrial, finance, utility, and Yankee. To be included in the Index, the bonds must meet all of the following criteria: must have at least one year to maturity; have at least $100 million par amount outstanding; must be rated investment-grade (Baa3 or better) by Moody's Investors Service (unless it is a U.S. government or agency security, which are generally not formally rated); must be fixed-rate, although it can carry a coupon that steps up or changes according to a predetermined schedule.

The Lehman Brothers Aggregate Bond Index, an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer, is replacing the Lehman Brothers Government/ Corporate Bond Index as the Fund's performance benchmark. The Lehman Brothers Aggregate Bond Index is a broader measure of the U.S. dollar-denominated investment grade fixed income market and includes government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities. It is therefore expected to be a better benchmark comparison of the Fund's performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

                                                   NORTHERN FUNDS Annual Report

-------------------------------------------------------------------------------
                                TAX-EXEMPT FUND
-------------------------------------------------------------------------------
During the past fiscal year, interest rates rose across the entire maturity spectrum. In an effort to slow domestic economic growth and take precaution against inflation, the Federal Reserve raised interest rates five times during the fiscal year, for a total of 125 basis points (1.25 percentage points). The strength of the economy and its resulting increase in the government budget surplus led to a decision by the Treasury Department not only to reduce future issuance of bonds, but to buy back outstanding issues_the first program of its kind in 70 years.

In this climate of rising rates, we targeted the Fund's maturity structure as an area where we could add relative value. To maintain liquidity while capturing the benefits of a steep municipal yield curve, we employed a barbell maturity structure of short and longer-term securities. Later in the fiscal year, the Fund's total return also benefited from this strategy as the curve flattened dramatically during the last three months. We also added larger coupon bonds as part of our strategy to cushion the effects of rising interest rates.

Nevertheless, the rising rate environment contributed to a slightly negative return for the Fund. For the year ended March 31, 2000, the Fund offered a total return of (1.50) percent, compared to (0.08) percent for the benchmark index. We maintained a longer average maturity than the benchmark's, which contributed to the Fund's relative underperformance.

Looking ahead, we expect the Federal Reserve to remain vigilant in its efforts to keep inflation in check. With a neutral stance toward interest rates, we will continue to focus on the yield curve, security structure, and sector and credit selections to make value-added management decisions. Similar to the U.S. Treasury market, the potential for a reduced supply of municipal bonds may provide attractive opportunities for investors.

Tim McGregor
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN TAX-EXEMPT FUND VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX


FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-----------------------------------------
ONE YEAR                         (1.50)%
AVERAGE ANNUAL FIVE YEAR           5.23%
AVERAGE ANNUAL
SINCE INCEPTION                    5.33%

                                                 Lehman Bros.
                        TAX-EXEMPT              Municipal Bond
                           FUND                     Index
                        ----------              --------------
4/1/94                    $10,000                  $10,000
3/31/95                    10,578                   10,746
3/31/96                    11,896                   11,647
3/31/97                    13,132                   12,284
3/31/98                    13,850                   13,600
3/31/99                    13,850                   14,444
3/31/00                    13,642                   14,432

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

The Lehman Brothers Municipal Bond Index includes investment-grade (Baa or better) tax-exempt bonds. The Index is weighted according to market capitalization. To be included in the Index, the original transaction size must have been been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            ARIZONA TAX-EXEMPT FUND
-------------------------------------------------------------------------------
During the past six months (the period since the Fund's inception), the Federal Reserve took aggressive action to slow stronger-than-expected growth in the economy and to stem potential inflationary concerns by raising the federal funds rate 75 basis points (0.75 of a percentage point) in three installments. In this rising rate environment, the Fund maintained a neutral duration to its market benchmark.

Also during the past six months, the U.S. Treasury announced plans for reduced issuance of debt and initiated a buy-back of longer-dated Treasuries. These events combined to produce an inversion of the Treasury yield curve. In sympathy with the Treasury market, the tax-exempt market also experienced a significant flattening in its term structure. Shareholders benefited from this occurrence, as we anticipated that this flattening would occur. In preparation, we incorporated a barbell maturity structure by targeting the steepest parts of the Arizona yield curve. Furthermore as longer rates fell, Fund performance benefited from an increased exposure to longer-dated, deep-discount bonds.

These strategies helped the Fund generate a total return of 2.43 percent for the six months ended March 31, 2000, and slightly outperform its benchmark index, which returned 2.08 percent.

Looking ahead, we expect to maintain the Fund's neutral duration, but we may modify the Fund's maturity structure in response to a flatter interest rate environment. We hope to capitalize on Arizona in-state demand by focusing on retail-oriented inquiries as a source of funds. Our efforts to add incremental yield through well-researched credit, sector, and structure decisions will continue in the future.

Eric Boeckmann
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN ARIZONA TAX-EXEMPT FUND VS. LEHMAN BROTHERS ARIZONA MUNICIPAL BOND
INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
---------------------------------------
CUMULATIVE SINCE INCEPTION     2.43%


                          ARIZONA                Lehman Bros.
                         TAX-EXEMPT           Arizona Municipal
                            FUND                  Bond Index
                         ----------           -----------------
10/1/99                   $10,000                  $10,000
3/31/00                    10,243                   10,208

This chart assumes an initial gross investment of $10,000 made on 10/1/99 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

The Lehman Brothers Arizona Municipal Bond Index includes investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year. To be included in the Index, the original transaction size must have been greater than $50 million. Each bond must have been issued after December 31, 1990 and have an outstanding par value greater than $5 million.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

                                                   NORTHERN FUNDS Annual Report
-------------------------------------------------------------------------------
                           CALIFORNIA TAX-EXEMPT FUND
-------------------------------------------------------------------------------
During the fiscal year, the Federal Reserve took aggressive action to slow stronger-than-expected economic growth and to stem potential inflationary concerns. The federal funds rate increased 125 basis points (1.25 percentage points) in five 25-point installments.

In this rising interest rate environment, the Fund maintained a neutral duration to its market benchmark. As a result of the rate situation, the Fund generated a total return of (0.93) percent for the fiscal year ended March 31, 2000, slightly underperforming its California benchmark, which returned (0.32) percent for the period.

Another significant event during the year was the U.S. Treasury Department's announcement of plans to reduce debt issuance and to initiate a bond buy-back of longer-dated Treasuries. These events combined to produce an inversion of the Treasury yield curve. In sympathy with the Treasury market, the tax-exempt market also experienced a significant flattening in its term structure. In anticipation of a flattening, we had incorporated a barbell maturity structure by targeting the steepest parts of the California yield curve_a strategy that enhanced Fund performance. Furthermore, as longer rates fell, Fund performance benefited from an increased exposure to longer-dated, deep-discount bonds.

Going forward, we plan to maintain a neutral duration, but we will look to modify the Fund's maturity structure in response to a flatter interest rate environment. We also hope to capitalize on California in-state demand by focusing on retail-oriented inquiries as a source of funds. Our efforts to add incremental yield through well-researched credit, sector, and structure decisions will continue.

Eric Boeckmann
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN CALIFORNIA TAX-EXEMPT FUND VS. LEHMAN BROTHERS MUTUAL FUND MUNICIPAL BOND INDEX AND LEHMAN BROTHERS MUTUAL FUND CALIFORNIA MUNICIPAL INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
------------------------------------
ONE YEAR                    (0.93)%
AVERAGE ANNUAL
SINCE INCEPTION               5.63%

                                         Lehman Bros.          Lehman Bros.
                    CALIFORNIA            Mutual Fund          Mutual Fund
                    TAX-EXEMPT          Municipal Bond          California
                       FUND                  Index           Municipal Index
                    ----------          --------------       ----------------
4/8/97               $10,000                $10,000               $10,000
3/31/98               11,186                 10,915                11,136
3/31/99               11,880                 11,567                11,900
3/31/00               11,671                 11,770                11,862


This chart assumes an initial gross investment of $10,000 made on 4/8/97 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index includes eligible municipal bonds with maturities of five to ten years. Bonds eligible to be included in this Index are investment-grade tax-exempt bonds (Baa or better), with a fixed coupon rate, issued after December 31, 1990 as part of a transaction of at least $50 million. They must also have an outstanding par value greater than $3 million and a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

The Lehman Brothers Mutual Fund California Municipal Index includes investment grade (Baa or better) tax-exempt California bonds. The Index is rule based and market value weighted. To be included in the Index, the original transaction size must have been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least 1 year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                        INTERNATIONAL FIXED INCOME FUND
------------------------------------------------------------------------------
Global growth rebounded strongly in 1999. But, as inflationary fears began to build, the U.S. Federal Reserve, the European Central Bank and most other central banks throughout the developed world raised interest rates. Only the Bank of Japan kept monetary policy unchanged. As a result, yen bonds were relatively immune from the global bond market correction sparked by stronger growth and tighter money. Strong Foreign Direct Investment outflows kept the euro under downward pressure, while the yen benefited from higher-than-expected economic growth, rising business confidence and strong overseas buying of Japanese equities.

For the fiscal year ended March 31, 2000, the Fund posted a total return of (5.11) percent, compared to (2.50) percent for its benchmark index. The Fund benefited from a lower duration and below-benchmark euro exposure. But, we also overweighted the dollar against the yen during the second and third quarters, when the yen's gains were the sharpest. This was the main contributor to the Fund's underperformance.

We restructured the Fund during the fourth quarter, further reducing European bond exposure while increasing Japanese duration and gradually adjusting our yen exposure toward more neutral levels. These moves have contributed to better relative performance (before fees) in recent months.

Looking ahead, we anticipate a near-term extension of current market trends, with modest yield rises in Europe and the U.K. We expect to continue our policy of adding to holdings of European credits. We believe that pressure will intensify on the yen bond markets as growth starts to surprise on the upside. As such, we plan to remain significantly underweighted in yen bonds. The euro may be close to a turning point against the dollar, and we will be looking for opportunities to increase our exposure to the euro.

Guy Williams
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN INTERNATIONAL FIXED INCOME FUND VS. J.P. MORGAN INTERNATIONAL GOVERNMENT BOND INDEX AND J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-----------------------------------------
ONE YEAR                         (5.11)%
AVERAGE ANNUAL FIVE YEAR           3.15%
AVERAGE ANNUAL
SINCE INCEPTION                    4.70%


                                          J.P. Morgan       J.P. Morgan
                   INTERNATIONAL         International       Government
                    FIXED INCOME           Government        Bond Index
                        FUND               Bond Index          Global
                   -------------         -------------      -----------
4/1/94                 $10,000              $10,000           $10,000
3/31/95                 11,277               11,827            10,361
3/31/96                 11,936               12,348            11,133
3/31/97                 12,101               12,452            12,061
3/31/98                 12,659               12,807            13,457
3/31/99                 13,885               14,305            14,519
3/31/00                 13,175               13,947            14,626

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The J.P. Morgan International Government Bond Index is a daily, market capitalization-weighted international fixed income total return index consisting of 12 countries: Australia, Belgium, Canada, France, Germany, Japan, Netherlands, the United Kingdom, Italy, Spain, Denmark and Sweden. The constituent indices are fully invested. The Index is represented in U.S. dollars. Each component is converted into U.S. dollars and then aggregated.

The J.P. Morgan Government Bond Index Global, an unmanaged index of traded government fixed income securities which cannot be purchased by international investors, is replacing the J.P. Morgan International Bond Index as the Fund's performance benchmark in connection with pending revisions to the Fund's investment policies that will be effective June 30, 2000. The J.P. Morgan Government Bond Index Global is a broader measure of the global fixed income market and includes government securities from thirteen developed countries, including the United States. It is therefore expected to be a better benchmark comparison of the Fund's performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.
------------------------------------------------------------------------------

                                                   NORTHERN FUNDS Annual Report

------------------------------------------------------------------------------
                           HIGH YIELD MUNICIPAL FUND
------------------------------------------------------------------------------
During the fiscal year, the Federal Reserve's aggressive tightening of monetary policy resulted in an increase in general interest rates all along the tax-exempt yield curve, which led to negative returns in the municipal high-yield market. Credit spreads during the fiscal year widened considerably from the previous period due to supply/demand factors and signs of credit deterioration in certain sectors. The health care sector was especially affected. Cutbacks in Medicare reimbursements weakened the financial positions of hospitals, which resulted in a series of rating downgrades.

We attempted to increase the income component of the Fund by buying higher-coupon bonds and steering away from deteriorating sectors. This was difficult to accomplish,though, as the low-interest-rate, narrow-credit-spread environment we experienced prior to 1999 limited the availability of high-coupon bonds that meet our quality standards. We also lowered the Fund's duration in an effort to mute volatility, and we reduced exposure to the health care sector, focusing instead on areas we felt had better prospects.

With a (5.40) percent total return for the fiscal year ended March 31, 2000, the Fund underperformed its benchmark, which returned (1.81) percent. This was due to a lower-coupon structure and the resultant longer duration of the Fund. As interest rates increased, this composition hurt Fund performance. The Fund's lower-coupon structure is due to the low-interest-rate, tight-credit-spread environment in place when the Fund was launched.

During the next six months we expect some sectors of the high-yield market to recover, as supply in the municipal market is down significantly from last year. Also, interest rates have recovered from their highs, and we should see better relative performance. We will continue to try to increase the Fund's coupon structure and look for value in sectors that are attractive from a credit perspective.

Jane McCart
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN HIGH YIELD MUNICIPAL FUND VS. LEHMAN BROTHERS MUNICIPAL NON-INVESTMENT GRADE BOND INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-------------------------------------------------------------------------------
ONE YEAR                    (5.40)%
AVERAGE ANNUAL
SINCE INCEPTION             (3.95)%

                                                       Lehman Bros.
                                                        Municipal
                                                      Non-Investment
                    HIGH YIELD                            Grade
                  MUNICIPAL FUND                        Bond Index
                 ---------------                      -------------
12/31/98              10,000                             10,000
3/31/99               10,057                             10,142
3/31/00                9,514                              9,958

This chart assumes an initial gross investment of $10,000 made on 12/31/98 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

The Lehman Brothers Municipal Non-Investment Grade Bond Index includes issues which have a maximum credit rating of BA1; are issued as part of a deal of at least $20 million; have an amount outstanding of at least $3 million; have a maturity of at least one year; and have been issued after December 31, 1990.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 THIS FUND INVESTS IN BELOW INVESTMENT-GRADE DEBT OBLIGATIONS, COMMONLY KNOWN AS "JUNK BONDS." WHILE OFFERING HIGHER CURRENT YIELDS, THESE SECURITIES GENERALLY ARE CONSIDERED SPECULATIVE AND ARE SUBJECT TO GREATER RISKS THAN HIGHER-RATED BONDS.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          HIGH YIELD FIXED INCOME FUND
-------------------------------------------------------------------------------
Without the luster of high-flying growth stocks, and due to concerns of rising interest rates and higher-than-average default rates, cash flow to the high-yield asset category was predominately negative during the fiscal year. With little to no momentum propelling security valuations higher, significant selling pressure ensued, especially as new supply was introduced to the market. This imbalance resulted in marginal returns for high-yield investors.

The strong volatility in the marketplace required us to more nimbly balance the Fund's positions between the higher-return, lower-quality spectrum of the high-yield market with the better-quality, lower-coupon area. We maintained a slight emphasis on specific sectors, including emerging telecommunications, technology and gaming industries, that we continue to believe have strong credit fundamentals and solid technical characteristics.

The Fund's total return of 0.80 percent for the fiscal year ended March 31, 2000, was strong relative to the benchmark index's return of (1.82) percent. The Fund's higher return can be attributed to strong performance in telecommunications and technology, as well as in some of the "old economy" industries such as chemicals, energy services, gaming and transportation.

With the average high-yield security at yield levels not seen for any extended period of time since the last recession, we remain optimistic that high-yield bonds are poised for a period of outperformance, relative to other fixed income vehicles. Over the next year, we expect to see strong credit fundamentals domestically and in select developed countries, as economic conditions continue to be robust and individual companies continue to focus on improving their balance sheets. We remain opportunistic in our security selection, with a slight bent toward out-of-favor, higher-quality paper. We also favor lower-tiered telecommunications holdings, which we believe have strong positive return potential.

Eric Misenheimer
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN HIGH YIELD FIXED INCOME FUND VS. LEHMAN BROTHERS HIGH YIELD CORPORATE BOND INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-------------------------------------
ONE YEAR                       0.80%
AVERAGE ANNUAL
SINCE INCEPTION                2.27%

                                                Lehman Brothers
                     HIGH YIELD                    High Yield
                    FIXED INCOME                   Corporate
                        FUND                       Bond Index
                    ------------                ---------------
12/31/98               $10,000                       $10,000
3/31/99                 10,206                        10,185
3/31/00                 10,288                        10,000

This chart assumes an initial gross investment of $10,000 made on 12/31/98 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers High Yield Corporate Bond Index includes bonds rated Ba1 or lower by Moody's, or BB+ or lower by S&P. Some unrated bonds are included in the Index. To be eligible, the unrated bonds must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly. The bonds must be dollar-denominated, nonconvertible, have at least one year remaining to maturity, and an outstanding par value of at least $100 million. Pay-in-kind (PIK) bonds, Euro-bonds, and debt issues from countries designated as emerging markets are excluded, but Yankee and global bonds (registered with the SEC) of issuers in non-emerging countries are included. Original issue zeroes and step-up coupon structures are also included.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 THIS FUND INVESTS IN BELOW INVESTMENT-GRADE DEBT OBLIGATIONS, COMMONLY KNOWN AS "JUNK BONDS." WHILE OFFERING HIGHER CURRENT YIELDS, THESE SECURITIES GENERALLY ARE CONSIDERED SPECULATIVE AND ARE SUBJECT TO GREATER RISKS THAN HIGHER-RATED BONDS.
------------------------------------------------------------------------------

                                                   NORTHERN FUNDS Annual Report

-------------------------------------------------------------------------------
                               INCOME EQUITY FUND
-------------------------------------------------------------------------------
"Just because I don't understand it, doesn't make it a good investment!" That's how one portfolio manager reportedly expressed his frustration with last year's techno-centric market. We know how he feels, although there were many times in the year that it seemed understanding was a hindrance to good investment performance. And, with the greatest returns coming from stocks selling at high double-digit to triple-digit multiples, any strict adherence to traditional value measures was also an impediment to success.

The Fund posted a total return of 19.10 percent for the fiscal year ended March 31, 2000, slightly outpacing its benchmark index, which returned 18.84 percent. Two strategies that worked well for the Fund in this volatile investment climate were to decrease the average size of holdings and to increase the invested cash weighting.

The Fund is limited to no more than 35 percent in below-investment-grade convertible issues. For most of the year, we also were restricted from buying any issues rated below "single B" or the equivalent. This was frustrating at times, but perhaps prevented us from participating too widely in the extreme gyrations of the Internet-related sectors.

We are late in an extended economic cycle, with the Federal Reserve trying to slow economic growth. From a historical perspective, this is a high-risk period. Convertible securities are designed to give up some of the upside potential of the underlying common stock, while reducing to a greater extent the downside risk. In the months ahead, we will attempt to take full advantage of this disparity.

Theodore Southworth
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN INCOME EQUITY FUND VS. MERRILL LYNCH INVESTMENT GRADE CONVERTIBLE BOND INDEX AND MERRILL LYNCH ALL U.S. CONVERTIBLES INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
----------------------------------------
ONE YEAR                         19.10%
AVERAGE ANNUAL FIVE YEAR         16.69%
AVERAGE ANNUAL
SINCE INCEPTION                  14.15%

                                     Merrill Lynch         Merrill Lynch
                                    Investment Grade         All U.S.
                INCOME EQUITY         Convertible          Convertibles
                     FUND              Bond Index              Index
                -------------       ----------------       -------------

4/1/94             $10,000               $10,000             $10,000
3/31/95             10,221                10,310              10,325
3/31/96             12,307                13,142              12,853
3/31/97             14,082                14,261              14,191
3/31/98             18,447                17,933              18,367
3/31/99             18,570                18,981              19,428
3/31/00             22,117                22,557              27,828

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Merrill Lynch Investment Grade Convertible Bond Index consists of all con vertible bonds and preferreds (domestic and Euro) rated AAA to BBB3 with at least $2.5 million par value outstanding per issue.

The Merrill Lynch All U.S. Convertibles Index, an unmanaged index of securities which cannot be purchased by investors, is replacing the Merrill Lynch Investment Grade Convertible Bond Index as the Fund's performance benchmark. The Merrill Lynch All U.S. Convertibles Index is a broader measure of the convertibles market and includes securities from all investment grades. It is therefore expected to provide a better benchmark comparison of the Fund's performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                STOCK INDEX FUND
-------------------------------------------------------------------------------
For the fiscal year ended March 31, 2000, large-capitalization stocks, as represented by the S&P 500/R Index, offered a total return of 17.93 percent. Much of the index's performance during the year was due to strong returns from the technology and capital goods sectors, which helped to offset the negative returns from the health care and consumer sectors.

While large-cap stocks offered another year of solid returns, they lost their long-standing leadership position among domestic stocks. Small-capitalization stocks, as measured by the Russell 2000 Index, significantly outperformed the S&P 500/R Index with a total return of 37.29 percent for the year.

The Fund is passively managed to track the risk and return characteristics of the S&P 500/R Index. There were 46 additions and deletions to the Index during the 12-month period, all of which were incorporated into the Fund. Notable additions to the Index included Qualcomm and Yahoo!, Inc.<F1>

As designed, the Fund's one-year total return closely tracked that of the Index. The slight difference in returns primarily was due to expenses charged to the Fund and not to the Index; the Fund's restriction from holding common stock of Northern Trust Corporation, an Index holding; and the inability to invest cash admissions until the following morning.

Going forward, we will continue to follow a passive strategy designed to provide returns that closely track those of the S&P 500/R Index.

<F1> As of 3/31/00, Qualcomm accounted for 0.86 percent and Yahoo!, Inc. 0.70 percent of the Fund's portfolio.

Lucy Quintana
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN STOCK INDEX FUND VS. S&P 500/R INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
---------------------------------------------
ONE YEAR                             17.27%
AVERAGE ANNUAL
SINCE INCEPTION                      25.41%

                     STOCK INDEX               S&P 500/R
                        FUND                     Index
                     -----------              ----------
10/7/96                $10,000                  $10,000
3/31/97                 10,821                   10,867
3/31/98                 15,919                   16,084
3/31/99                 18,749                   19,059
3/31/00                 21,987                   22,476


This chart assumes an initial gross investment of $10,000 made on 10/7/96 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500/R Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 THE STOCK INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S, NOR DOES STANDARD & POOR'S GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500/R COMPOSITE STOCK INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P 500/R OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500/R OR ANY DATA INCLUDED THEREIN.
 ------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report
--------------------------------------------------------------------------------
                               GROWTH EQUITY FUND
--------------------------------------------------------------------------------
The broad stock market, as measured by the S&P 500/R Index, posted another year of double-digit returns. Equally as amazing was the continued divergence between growth issues and their value counterparts. Once again, growth stocks significantly outperformed value stocks, continuing an unprecedented trend.

For the fiscal year ended March 31, 2000, the Fund's total return of 27.60 percent considerably exceeded the benchmark's return of 17.93 percent. Several factors contributed to this stronger performance. First, as the year began, we reduced the Fund's emphasis on very large capitalization stocks, focusing instead on companies at the lower end of the large-capitalization spectrum. In general, these companies offered stronger performance than the mega-cap growth companies. Also, the Fund's technology holdings performed well, as we de-emphasized personal computer-centric companies in favor of telecommunications and Internet backbone-related issues. These securities were among the market's favorite investments during the past year. Finally, several of our stock selections outside the technology sector performed very well.

Looking ahead, the level of uncertainty has increased, with respect to Federal Reserve policy and the direction of the economy, and consequently corporate profitability. This, coupled with high equity valuations, especially in certain technology pockets, has caused us to modestly reduce the Fund's risk profile and move back into those issues with high earnings visibility and a high degree of earnings consistency. These include consumer staples, selected retailers and pharmaceuticals.

John Zielinski
Portfolio Manager


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN GROWTH EQUITY FUND VS. S&P 500/R INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00

ONE YEAR                          27.60%
AVERAGE ANNUAL FIVE YEAR          26.97%
AVERAGE ANNUAL
SINCE INCEPTION                   23.38%

                   GROWTH EQUITY                S&P 500/R
                       FUND                       Index
                   -------------                ---------
4/1/94                $10,000                    $10,000
3/31/95                10,690                     11,559
3/31/96                13,376                     15,271
3/31/97                14,944                     18,303
3/31/98                22,126                     27,088
3/31/99                27,596                     32,098
3/31/00                35,255                     37,853


This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500/R Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               SELECT EQUITY FUND
-------------------------------------------------------------------------------
What a wonderful time to be a growth stock investor! Several trends converged during the fiscal year ended March 31, 2000, to support a rise in the major stock market averages and a 59.78 percent total return for the Fund. The Fund's return was well ahead of the benchmark's return of 17.93 percent, primarily due to the Fund's overweighting in technology and to rising interest rates, which caused us to lower the Fund's exposure to underperforming, interest rate-sensitive sectors.

Revenue and earnings trends for most technology companies were strong throughout the year. Because we favor companies with strong revenue and earnings characteristics, we held a large portion of the Fund's assets in technology stocks. We significantly increased exposure last fall, as concerns over the Y2K computer bug appeared to be overblown.

Rising interest rates throughout the year depressed the performance of many stocks. Technology stocks were the exception, though, because of their strong business trends. Our stock selection techniques, which combine stock price performance as well as business trends, caused us to reallocate assets out of interest rate-sensitive sectors, such as capital goods and financials, and into technology as the year progressed.

Looking ahead, the stocks of companies with superior growth prospects should continue to provide the best investment performance. The remarkably strong spending on technology goods and services leads us to believe that technology stocks will retain their leadership status. However, technology performance may not be as dominant as it was last year. To position the Fund for this possibility, we recently reduced the Fund's heavy weighting in technology stocks and selectively purchased growth stocks in other areas, such as the consumer, financial, energy services and telecommunications sectors. Nevertheless, technology still remains our core focus.

Robert Streed
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN SELECT EQUITY FUND VS. S&P 500/R INDEX


FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-----------------------------------------
ONE YEAR                          59.78%
AVERAGE ANNUAL FIVE YEAR          34.97%
AVERAGE ANNUAL
SINCE INCEPTION                   30.17%


                    SELECT EQUITY                S&P 500/R
                        FUND                       Index
                    -------------                ---------
4/6/94                 $10,000                     $10,000
3/31/95                 10,818                      11,494
3/31/96                 13,598                      15,185
3/31/97                 15,725                      18,201
3/31/98                 23,542                      26,937
3/31/99                 30,319                      31,919
3/31/00                 48,444                      37,642

This chart assumes an initial gross investment of $10,000 made on 4/6/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500/R Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report

--------------------------------------------------------------------------------
                              MID CAP GROWTH FUND
--------------------------------------------------------------------------------
The major factor driving the stock market's performance during the fiscal year was the strength of technology and biotechnology stocks. In traditional technology, investor enthusiasm was focused on the communication and electronic commerce areas. In biotechnology, human genome mapping and increased awareness of ongoing research efforts propelled the sector higher.

In selecting stocks for the Fund, we continued to use a bottom-up discipline. The sector-momentum portion of that discipline, combined with our insistence that the stocks we include in the portfolio have strong revenue and earnings-growth prospects, led us to substantially increase the Fund's technology holdings throughout the year. About half way through the period, the same disciplines caused us to add biotechnology stocks to the Fund.

The Fund's performance was exceptionally strong, with a total return of 108.66 percent for the year ended March 31, 2000. This gain was well ahead of the benchmark index's return of 38.08 percent. The Fund's outperformance primarily was driven by the strength of its technology stocks and the Fund's large position in the technology sector.

With the recent market volatility, particularly among technology stocks, the market may begin to broaden out beyond the narrow sectors that generated most of last year's positive investment performance. We already have reduced somewhat the Fund's large technology emphasis and increased holdings of growth companies in the retailing, energy, and non-biotechnology medical industries. If investor interest continues to move toward non-technology sectors, we will become more aggressive at broadening the Fund's holdings while maintaining positions in the most-promising technology industries and companies.

Ted Breckel
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN MID CAP GROWTH FUND VS. S&P MIDCAP 400 STOCK INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-----------------------------------------
ONE YEAR                         108.66%
AVERAGE ANNUAL
SINCE INCEPTION                   56.38%

                         MID CAP                S&P MidCap 400
                       GROWTH FUND                Stock Index
                       -----------              --------------
3/31/98                 $10,000                      $10,000
3/31/99                  11,719                       10,027
3/31/00                  24,453                       13,845

This chart assumes an initial gross investment of $10,000 made on 3/31/98 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Standard & Poor's MidCap 400 Stock Index is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities markets. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 Index does not include foreign securities. As of November 30, 1999, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $195 million and $23.4 billion.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              SMALL CAP INDEX FUND
-------------------------------------------------------------------------------
Small-capitalization stocks, as measured by the Russell 2000 Index, posted a total return of 26.86 percent for the period September 3, 1999 (the Fund's commencement) through March 31, 2000. The technology sector's stellar performance was the main contributor to the Index's return, while strong results from the business equipment and services, health care and energy sectors also enhanced the return.

The Fund is passively managed to track the risk and return characteristics of the Russell 2000 Index. As such, the Fund's total return of 23.22 percent from September 3, 1999 through March 31, 2000, closely matched the Index return. The slight differences in return primarily were due to expenses charged to the Fund and not to the Index; transaction costs applied to the Fund and not to the Index; and the inability of the Fund to accommodate cash admissions and withdrawals until the following morning.

On June 30, 2000, Frank Russell & Co. is scheduled to reconstitute the Russell 2000 Index. We will rebalance the Fund to accommodate the new additions and deletions in the Russell 2000 Index.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the Russell 2000 Index.

Barbara Tuszynska
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN SMALL CAP INDEX FUND VS. RUSSELL 2000 INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
-----------------------------------------
CUMULATIVE SINCE INCEPTION        23.22%

                    SMALL CAP                  Russell 2000
                    INDEX FUND                    Index
                    ----------                 ------------
9/3/99               $10,000                     $10,000
3/31/00               12,322                      12,686

This chart assumes an initial gross investment of $10,000 made on 9/3/99 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small-cap stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 INVESTORS SHOULD KEEP IN MIND THAT, WHILE INVESTING IN SMALL-COMPANY STOCKS
 CAN BE REWARDING, THESE STOCKS ARE GENERALLY RISKIER THAN LARGE-COMPANY
 STOCKS DUE TO GREATER VOLATILITY AND LESS LIQUIDITY.

-------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report

--------------------------------------------------------------------------------
                                 SMALL CAP FUND
--------------------------------------------------------------------------------
Small-capitalization stocks enjoyed a robust rally during the fiscal year ended March 31, 2000, significantly outperforming their large-capitalization counterparts. The Russell 2000 Index, which returned 37.29 percent for the year, outperformed large-cap stocks, as measured by the S&P 500/R Index, by more than 19 percentage points. Strong performance from technology, the Russell 2000 Index's highest-performing sector for the period, as well gains in the health care and energy sectors helped buoy small-cap returns.

Our strategy is to employ a quantitative model to help identify small-cap stocks that are out of favor in the marketplace. Our purchases and sales are driven solely by measurable, fundamental factors. When compared to its benchmark, the Russell 2000, the Fund is similar in terms of sector exposure, but it has a smaller capitalization profile. Additionally, the Fund has a value bias, while the Index is growth-oriented.

The Fund posted a total return of 30.01 percent for the year ended March 31, 2000. The Fund's value orientation was the primary factor in its underperformance relative to the Russell 2000 Index. In general, small-cap value stocks underperformed small-cap growth stocks by more than 45 percentage points for the year. Nevertheless, our efforts to minimize the Fund's active risk and maintain a sector-neutral strategy contributed positively to the Fund's return. Going forward, we will continue using our proprietary, quantitative model to select stocks with desired value and capitalization characteristics.

Susan French
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN SMALL CAP FUND VS. RUSSELL 2000 INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
----------------------------------------
ONE YEAR                          30.01%
AVERAGE ANNUAL FIVE YEAR          14.66%
AVERAGE ANNUAL
SINCE INCEPTION                   12.19%

                       SMALL CAP                Russell 2000
                         FUND                      Index
                       ---------                ------------
4/1/94                  $10,000                    $10,000
3/31/95                  10,057                     10,532
3/31/96                  12,480                     13,563
3/31/97                  14,037                     14,261
3/31/98                  20,032                     20,214
3/31/99                  15,333                     16,931
3/31/00                  19,933                     23,245

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small-cap stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 INVESTORS SHOULD KEEP IN MIND THAT, WHILE INVESTING IN SMALL-COMPANY STOCKS CAN BE REWARDING, THESE STOCKS ARE GENERALLY RISKIER THAN LARGE-COMPANY
 STOCKS DUE TO GREATER VOLATILITY AND LESS LIQUIDITY.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------
Accelerating earnings growth and historically cheap valuations for small-cap companies were catalysts for excellent performance in this asset category during the past fiscal year. For the first time since 1993, the Russell 2000 Index outperformed the S&P 500/R Index in 1999. A strong year-end rally led by surging technology stocks accounted for most of the Russell 2000's appreciation for the year.

With a 93.05 percent total return, the Fund performed well since its inception on September 30, 1999 (the Fund's commencement), through March 31, 2000, significantly outpacing the benchmark's return of 26.83 percent. Taking advantage of market volatility and holding a relatively smaller number of issuers were the primary drivers of the Fund's success. In particular, owning significant positions in communication, semiconductor, Internet and software stocks was critical to the Fund's outperformance. While we strongly believe it's important to diversify across all industry sectors, it's equally important to make larger investments in those companies where the risk/reward is especially appealing. This strategy worked well, as the Fund's larger portfolio holdings were particularly strong during the period.

We remain optimistic toward the burgeoning wireless communication industry, and the Fund continues to hold a significant position in this area. We believe that decreased per-minute pricing from carriers likely will lead to huge increases in wireless voice and Internet traffic. As such, we own larger positions in companies that operate telecommunication towers and those that manufacture components for base stations and cellular telephones.

Going forward, we anticipate good earnings growth in small-cap stocks. From a valuation standpoint, price-to-earnings ratios, which were at very low historic levels during most of 1999, recently have moved up substantially. Despite our concern over "stretched valuations" in the technology sector, we believe small-cap stocks still should offer excellent performance versus larger-cap stocks.

David Burshtan
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN SMALL CAP GROWTH FUND VS. RUSSELL 2000 INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
----------------------------------------
CUMULATIVE SINCE INCEPTION      93.05%

                   SMALL CAP                   Russell 2000
                  GROWTH FUND                     Index
                  -----------                  ------------
9/30/99              $10,000                     $10,000
3/31/00               19,305                      12,683

This chart assumes an initial gross investment of $10,000 made on 9/30/99 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small-cap stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 INVESTORS SHOULD KEEP IN MIND THAT, WHILE INVESTING IN SMALL-COMPANY STOCKS CAN BE REWARDING, THESE STOCKS ARE GENERALLY RISKIER THAN LARGE-COMPANY
 STOCKS DUE TO GREATER VOLATILITY AND LESS LIQUIDITY.
-------------------------------------------------------------------------------

                                                   NORTHERN FUNDS Annual Report

-------------------------------------------------------------------------------
                        INTERNATIONAL GROWTH EQUITY FUND
-------------------------------------------------------------------------------
Investors' interest in non-U.S. equity markets was rekindled during the fiscal year, as countries across Europe and Asia began to display a re-acceleration of growth. Moreover, most markets outside the U.S. had not had as strong a run in the prior year and were beginning to look attractively priced, especially as earnings growth recovered strongly in Europe.

Early in the Fund's fiscal year, we had a substantial overweight in Japanese equities. This was due to robust GDP growth in the first quarter of 1999 and to the massive company restructuring programs announced in early 1999. Toward the second half of the fiscal year, we decreased the Fund's Japanese holdings and added to European positions. Economic growth in Japan was expected to wane during the second half, while positive growth in Europe was filtering into upward revisions in earnings expectations for many European companies.

The Fund offered a total return of 30.51 percent for the fiscal year ended March 31, 2000, compared to a 25.09 percent return for the benchmark. The Fund's significant outperformance in part was due to the Fund's country profile, but stock selection was the primary driver. The Fund benefited from holding a balanced portfolio of economically-sensitive stocks, which performed well in the first half of the year, and growth-oriented stocks, which enjoyed a strong run later in the year.

Looking ahead, we remain optimistic toward Japan and believe the Japanese economy is set to accelerate again in the first half of 2000. We prefer to invest in companies that have made significant restructuring progress and are more sensitive to an economic upturn. In Europe, fundamentals remain strong, as economies continue to show healthy growth. We believe this provides good long-term opportunities to hold European stocks. Overall, the Fund holds only a market weight in technology due to valuation concerns.

Robert LaFleur
Portfolio Manager


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN INTERNATIONAL GROWTH EQUITY FUND VS.
MSCI EAFE INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
------------------------------------------
ONE YEAR                          30.51%
AVERAGE ANNUAL FIVE YEAR          14.83%
AVERAGE ANNUAL
SINCE INCEPTION                   11.71%

               INTERNATIONAL GROWTH             MSCI EAFE
                    EQUITY FUND                   Index
               --------------------             ---------
4/1/94                $10,000                    $10,000
3/31/95                 9,735                     10,627
3/31/96                10,573                     11,915
3/31/97                10,849                     12,089
3/31/98                13,164                     14,337
3/31/99                14,882                     15,202
3/31/00                19,422                     19,016

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.
 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        INTERNATIONAL SELECT EQUITY FUND
-------------------------------------------------------------------------------
The emerging stock markets enjoyed a strong rally during the fiscal year, as economic recoveries that began to unfold in these countries late in 1998 continued into 1999. Government efforts to force corporate restructurings appeared to have helped pushed the recovery forward and at a faster pace than investors expected.

We increased the Fund's position in emerging markets to capture the effects of the favorable economic developments. Our focus was to add high-quality growth companies, especially in the technology and telecommunications areas, where investment had lagged the rest of the developed world. Emerging market countries are in the early phase of investment technology investment compared to the developed markets.

The Fund posted a total return of 31.25 percent for the fiscal year ended March 31, 2000, compared to a return of 27.65 percent for the benchmark. Stock selection, particularly in the areas of technology and telecommunications, were the driving factors behind the Fund's outperformance. The Fund also benefited from our timely purchases of European and Asian financial stocks during the time when interest rates were peaking. This strategy resulted in good performance later in the year.

Going forward, we believe a huge valuation gap exists among "new economy" and "old economy" stocks. Fears of disinflation and the impact of the Internet have been the major contributors to this gap. Nevertheless, many companies in the "old economy" sectors are competitively advantaged and are priced at attractive levels. Therefore, we have decreased the Fund's weightings in the technology and telecommunications sectors and have added a balance of classic growth stocks from the pharmaceutical and consumer areas. In addition, we believe emerging markets will offer an attractive investment, as long as commodity prices remain firm and global growth remains strong.

Robert LaFleur
Portfolio Manager

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN INTERNATIONAL SELECT EQUITY FUND VS. MSCI EAFE PLUS EMERGING MARKETS FREE INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
----------------------------------------
ONE YEAR                          31.25%
AVERAGE ANNUAL FIVE YEAR          13.87%
AVERAGE ANNUAL
SINCE INCEPTION                   11.09%

                                                  MSCI EAFE
                                                plus Emerging
                INTERNATIONAL SELECT             Markets Free
                    EQUITY FUND                     Index
                --------------------             ------------
4/5/94                 $10,000                     $10,000
3/31/95                  9,805                      10,432
3/31/96                 10,805                      11,767
3/31/97                 10,594                      12,061
3/31/98                 13,110                      13,969
3/31/99                 14,308                      14,494
3/31/00                 18,779                      18,502

This chart assumes an initial gross investment of $10,000 made on 4/5/94 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The MSCI EAFE plus Emerging Markets Free Index is an unmanaged index comprised of companies representative of developed European and Pacific Basin countries as well as emerging market countries.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TECHNOLOGY FUND
--------------------------------------------------------------------------------
During the past fiscal year, investor enthusiasm for technology stocks went from warm to red-hot as robust business developments, product innovations, and the expectation of substantial future growth possibilities all encouraged large cash flows into the sector. Particularly noteworthy was the excitement surrounding the areas of next-generation communication networks and business-to-business e-commerce as well as the powerful advance in the semiconductor sector. This investor enthusiasm is well grounded in strong fundamental developments, namely solid economic growth and strong spending on technology. Nevertheless, this enthusiasm also factors in huge growth expectations that have substantially raised risk levels in the sector.

As it became clear that the technology sector was gaining momentum, we added exposure to the areas that investors favored most. We added to the communication groups, the semiconductor sector and select Internet enabling companies. We also moved down the capitalization spectrum to include more mid-sized companies in the portfolio.

The Fund's performance was exceptionally strong for fiscal year ended March 31, 2000, posting a total return of 154.28 percent_well ahead of the Morgan Stanley High Technology 35 Index return of 108.40 percent. This performance gap was driven by the Fund's greater exposure to certain emerging high-growth segments of the technology market, including business-to-business e-commerce, communication-related semiconductors and next-generation communication services providers.

The recent strong performance of the technology sector leaves these stocks vulnerable to a high level of volatility and to selling pressures as investors take profits or potentially rotate into other, less-exploited market segments. Any evidence of economic weakness also could cause uncertainty among technology stocks. In light of these risks, we are focusing on broadening diversification and improving portfolio liquidity. Any weakness that develops during the middle part of the year should be viewed as a potential buying opportunity for long-term investors.

John Leo
George Gilbert
Kevin Spoor
Portfolio Managers


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

NORTHERN TECHNOLOGY FUND VS. MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX AND S&P 500/R INDEX

FUND'S TOTAL RETURN
FOR THE PERIOD ENDED 3/31/00
----------------------------------------
ONE YEAR                       154.28%
AVERAGE ANNUAL
SINCE INCEPTION                 70.50%

                               Morgan Stanley High
                 TECHNOLOGY       Technology 35            S&P 500/R
                    FUND              Index                  Index
                 ----------    -------------------         ---------
4/1/96            $10,000           $10,000                  $10,000
3/31/97            12,082            11,232                   11,983
3/31/98            18,440            17,218                   17,735
3/31/99            33,184            32,438                   21,015
3/31/00            84,380            67,601                   24,783

This chart assumes an initial gross investment of $10,000 made on 4/1/96 (com mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley High Technology 35 Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semi-conductors.

The S&P 500/R Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 INVESTORS SHOULD KEEP IN MIND THAT, WHILE SECTOR INVESTING CAN BE REWARDING, IT IS HIGHLY VOLATILE, AND FUNDS THAT CONCENTRATE IN ONE MARKET SECTOR ARE GENERALLY RISKIER THAN MORE DIVERSIFIED STRATEGIES.
 -----------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2000

MONEY MARKET FUNDS

                                                                                                  U.S.
                                                                                      U.S.       GOV'T.                CALIFORNIA
                                                                                     GOV'T.     SELECT    MUNICIPAL     MUNICIPAL
                                                                      MONEY          MONEY       MONEY      MONEY         MONEY
                                                                     MARKET         MARKET      MARKET     MARKET        MARKET
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA                           FUND           FUND        FUND       FUND          FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at amortized cost                                 $5,267,662      $372,605   $704,277   $2,621,000     $405,000
    Repurchase agreements, at cost which approximates market value    954,291       163,617          -            -            -
    Cash                                                                    -             1         12            -          272
    Income receivable                                                  27,895         1,323      1,351       20,969        4,409
    Receivable for fund shares sold                                    41,811         6,220          -       38,727          592
    Receivable for securities sold                                          -             -          -        2,000        1,100
    Receivable from Adviser                                               175            18         20           75           13
    Prepaid and other assets                                               33             7          3           20            6
----------------------------------------------------------------------------------------------------------------------------------
           Total Assets                                             6,291,867       543,791    705,663    2,682,791      411,392
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
    Cash overdraft                                                          2             -          -        2,120            -
    Dividends payable                                                  28,249         2,304      3,257        7,399        1,006
    Payable for fund shares redeemed                                   24,984         3,392     12,516        4,500        5,651
    Payable for securities purchased                                        -             -          -           20            -
    Accrued investment advisory fees                                      476            38         54          200           32
    Accrued administration fees                                           179            14         20           75           12
    Accrued transfer agent fees                                           119            10         13           50            8
    Accrued custody and accounting fees                                    19             7          7           43            6
    Accrued registration fees and other liabilities                       608            76         54          288           60
--------------------------------------------------------------------------------------------------------------------------------
           Total Liabilities                                           54,636         5,841     15,921       14,695        6,775
--------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                     $6,237,231      $537,950   $689,742   $2,668,096     $404,617
================================================================================================================================

ANALYSIS OF NET ASSETS:
    Capital stock                                                  $6,237,090      $537,910   $689,715   $2,667,780     $404,570
    Undistributed net investment income                                   160            33         21          207           20
    Undistributed net realized gains (losses)                            (19)             7          6          109           27
--------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                     $6,237,231      $537,950   $689,742   $2,668,096     $404,617
=================================================================================================================================

SHARES OUTSTANDING ($.0001 PAR VALUE, UNLIMITED AUTHORIZATION)      6,237,210       537,942    689,735    2,667,916      404,590

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE                $1.00         $1.00      $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2000

MONEY MARKET FUNDS

                                                                                    U.S.
                                                                      U.S.         Gov't.                       California
                                                                     Gov't.        Select        Municipal       Municipal
                                                     Money           Money         Money          Money           Money
                                                     Market          Market        Market         Market          Market
AMOUNTS IN THOUSANDS                                  Fund            Fund          Fund           Fund            Fund
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest income                                  $294,131       $24,593       $30,244         $82,301        $13,267
----------------------------------------------------------------------------------------------------------------------------

EXPENSES:
    Investment advisory fees                           32,006         2,748         3,353          14,062          2,523
    Administration fees                                 8,002           687           838           3,516            631
    Transfer agent fees                                 5,335           458           559           2,344            420
    Custody and accounting fees                         1,117           129           141             506            125
    Registration fees                                     768            99            91             347             92
    Professional fees                                     128            22            23              61             23
    Trustees' fees and expenses                            74            10             9              37              9
    Servicing fee                                           -            53             -               _              _
    Other                                                 292            22            20             133             18
----------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                     47,722         4,228         5,034          21,006          3,841
       Less voluntary waivers of:
           Investment advisory fees                  (10,669)         (916)       (1,118)         (4,687)          (841)
           Administration fees                        (2,577)         (227)         (195)         (1,149)          (199)
       Less reimbursement of expenses by Adviser      (5,136)         (566)         (647)         (2,279)          (488)
----------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                    29,340         2,519         3,074          12,891          2,313
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 264,791        22,074        27,170          69,410         10,954
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS (LOSSES):
    Investments                                          (19)             -             3           (119)            (4)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $264,772       $22,074       $27,173         $69,291        $10,950
============================================================================================================================


See Notes to the Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

MONEY MARKET FUNDS

                                                                                             U.S. GOVERNMENT
                                                        MONEY MARKET                           MONEY MARKET
                                                            FUND                                   FUND
                                                       --------------                       -----------------
                                                 YEAR                  YEAR               YEAR                 YEAR
                                                ENDED                  ENDED              ENDED                ENDED
                                               MAR. 31,              MAR. 31,           MAR. 31,             MAR. 31,
AMOUNTS IN THOUSANDS                             2000                  1999               2000                 1999
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                       $264,791              $188,380             $22,074             $20,858
    Net realized gains (losses) on investments      (19)                    33                   _                   3
-------------------------------------------------------------------------------------------------------------------------

       Net Increase in Net Assets Resulting
           from Operations                       264,772               188,413              22,074              20,861
-------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
    Shares sold                               23,568,489            14,249,027           2,348,124           2,260,589
    Shares from reinvestment of dividends         54,450                31,770               7,464               4,881
    Shares redeemed                         (22,271,787)          (12,690,762)         (2,287,504)         (2,212,649)
-------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
           from Capital Share Transactions     1,351,152             1,590,035              68,084              52,821
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
    From net investment income                 (264,791)             (188,380)            (22,074)            (20,858)
    From net realized gains                            -                     -                   _                   _
-------------------------------------------------------------------------------------------------------------------------
       Total Distributions Paid                (264,791)             (188,380)            (22,074)            (20,858)
TOTAL INCREASE IN NET ASSETS                   1,351,133             1,590,068              68,084              52,824

NET ASSETS:
    Beginning of year                          4,886,098             3,296,030             469,866             417,042
-------------------------------------------------------------------------------------------------------------------------
    End of year                               $6,237,231            $4,886,098            $537,950            $469,866
=========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                 $160                  $124                 $33                 $33
=========================================================================================================================


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

                                             U.S. GOVERNMENT                                                   CALIFORNIA
                                                  SELECT                         MUNICIPAL                     MUNICIPAL
                                               MONEY MARKET                     MONEY MARKET                  MONEY MARKET
                                                   FUND                             FUND                          FUND
                                             ----------------                   ------------                 --------------
                                           Year            Year             Year             Year          Year          Year
                                           Ended          Ended            Ended            Ended         Ended          Ended
                                         Mar. 31,        Mar. 31,         Mar. 31,         Mar. 31,      Mar. 31,      Mar. 31,
Amounts in thousands                       2000            1999             2000             1999          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                   $27,170       $17,144           $69,410          $59,255       $10,954        $7,325
    Net realized gains (losses) on investments    3             3             (119)              228           (4)            32
----------------------------------------------------------------------------------------------------------------------------------
           Net Increase in Net Assets
           Resulting from Operations         27,173        17,147            69,291           59,483        10,950         7,357
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold                           3,693,357     1,670,254         9,836,179        9,069,717     2,140,034     1,609,467
Shares from reinvestment of dividends         8,643         5,089            11,271            9,443         3,353         1,945
Shares redeemed                         (3,428,788)   (1,565,244)       (9,563,265)      (8,509,555)   (2,101,816)   (1,473,237)
----------------------------------------------------------------------------------------------------------------------------------

    Net Increase in Net Assets Resulting
    from Capital Share Transactions         273,212       110,099           284,185          569,605        41,571       138,175
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

    From net investment income             (27,170)      (17,144)          (69,410)         (59,255)      (10,954)       (7,325)
    From net realized gains                       -             -                 -            (146)             _             _
----------------------------------------------------------------------------------------------------------------------------------
           Total Distributions Paid        (27,170)      (17,144)          (69,410)         (59,401)      (10,954)       (7,325)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS               273,215        110,102           284,066          569,687        41,567       138,207

NET ASSETS:
    Beginning of year                       416,527       306,425         2,384,030        1,814,343       363,050       224,843
----------------------------------------------------------------------------------------------------------------------------------
    End of year                            $689,742      $416,527        $2,668,096       $2,384,030      $404,617      $363,050
==================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME             $21           $21              $207             $207           $20           $20
==================================================================================================================================


See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS

                                                                              MONEY MARKET
                                                                                  FUND
                                               ---------------------------------------------------------------------
                                                 YEAR           YEAR           YEAR            YEAR             YEAR
                                                ENDED          ENDED          ENDED            ENDED           ENDED
                                               MAR. 31,       MAR. 31,       MAR. 31,        MAR. 31,         MAR. 31,
                                                 2000           1999           1998            1997             1996
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                $1.00          $1.00          $1.00           $1.00           $1.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.05           0.05           0.05            0.05            0.05
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
    From net investment income                   (0.05)         (0.05)         (0.05)          (0.05)          (0.05)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions paid                     (0.05)         (0.05)         (0.05)          (0.05)          (0.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $1.00          $1.00          $1.00           $1.00           $1.00
=======================================================================================================================
TOTAL RETURN<F1>                                  5.06%          5.04%          5.31%           5.05%           5.57%

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of year    $6,237,231     $4,886,098     $3,296,030      $1,607,187      $1,061,813
    Ratio to average net assets of <F2>:
       Expenses, net of waivers and
           reimbursements                         0.55%          0.55%          0.55%           0.55%           0.49%
       Expenses, before waivers and
           reimbursements                         0.89%          0.89%          0.90%           0.90%           0.91%
       Net investment income, net of
           waivers and reimbursements             4.96%          4.91%          5.19%           4.94%           5.42%
       Net investment income, before
           waivers and reimbursements             4.62%          4.57%          4.84%           4.59%           5.00%
---------------------------------------------------------------------------------------------------------------------

<F1> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2> Annualized for periods less than a full year.



See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

                                                                            U.S. GOVERNMENT
                                                                             MONEY MARKET
                                                                                 FUND
                                                --------------------------------------------------------------------
                                                  YEAR           YEAR           YEAR          YEAR            YEAR
                                                  ENDED          ENDED          ENDED         ENDED           ENDED
                                                MAR. 31,       MAR. 31,       MAR. 31,      MAR. 31,        MAR. 31,
                                                  2000           1999           1998          1997            1996
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                $1.00          $1.00         $1.00           $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.05           0.05          0.05            0.05           0.05
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
    From net investment income                   (0.05)         (0.05)        (0.05)          (0.05)         (0.05)
---------------------------------------------------------------------------------------------------------------------
    Total distributions paid                     (0.05)         (0.05)        (0.05)          (0.05)         (0.05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $1.00          $1.00         $1.00           $1.00          $1.00
=====================================================================================================================

TOTAL RETURN<F1>                                  4.92%          4.94%         5.22%           4.93%          5.46%

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of year      $537,950       $469,866      $417,042        $314,259       $207,105

    Ratio to average net assets of <F2>:
       Expenses, net of waivers and
           reimbursements                         0.55%          0.55%         0.55%           0.55%          0.49%
       Expenses, before waivers and
           reimbursements                         0.92%          0.91%         0.93%           0.96%          0.94%
       Net investment income, net of
           waivers and reimbursements             4.82%          4.82%         5.10%           4.82%          5.33%
       Net investment income, before
           waivers and reimbursements             4.45%          4.46%         4.72%           4.41%          4.88%
---------------------------------------------------------------------------------------------------------------------

<F1> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2> Annualized for periods less than a full year.


See Notes to the Financial Statements.

MONEY MARKET FUNDS

                                                                         U.S. GOVERNMENT
                                                                             SELECT
                                                                          MONEY MARKET
                                                                              FUND
                                               ------------------------------------------------------------------
                                                 YEAR           YEAR           YEAR            YEAR           YEAR
                                                 ENDED         ENDED          ENDED            ENDED          ENDED
                                               MAR. 31,       MAR. 31,       MAR. 31,        MAR. 31,       MAR. 31,
                                                 2000           1999           1998            1997           1996
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                $1.00         $1.00           $1.00           $1.00         $1.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.05          0.05            0.05            0.05          0.05
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
    From net investment income                   (0.05)        (0.05)          (0.05)          (0.05)        (0.05)
---------------------------------------------------------------------------------------------------------------------
    Total distributions paid                     (0.05)        (0.05)          (0.05)          (0.05)        (0.05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $1.00         $1.00           $1.00           $1.00         $1.00
=====================================================================================================================
TOTAL RETURN<F1>                                  4.86%         4.87%           5.24%           5.07%         5.55%

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of year      $689,742      $416,527        $306,425        $168,128       $85,400
    Ratio to average net assets of <F2>:
       Expenses, net of waivers and
           reimbursements                         0.55%         0.55%           0.46%           0.40%         0.33%
       Expenses, before waivers and
           reimbursements                         0.90%         0.91%           0.93%           0.97%         1.00%
       Net investment income, net of
           waivers and reimbursements             4.86%         4.73%           5.13%           4.95%         5.43%
       Net investment income, before
           waivers and reimbursements             4.51%         4.37%           4.66%           4.38%         4.76%
---------------------------------------------------------------------------------------------------------------------

<F1> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2> Annualized for periods less than a full year.


See Notes to the Financial Statements.


                                                                            MUNICIPAL
                                                                          MONEY MARKET
                                                                              FUND
                                               -------------------------------------------------------------------
                                                 YEAR           YEAR           YEAR          YEAR            YEAR
                                                ENDED           ENDED         ENDED          ENDED          ENDED
                                               MAR. 31,       MAR. 31,       MAR. 31,      MAR. 31,        MAR. 31,
                                                 2000           1999           1998          1997            1996
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                $1.00          $1.00          $1.00          $1.00         $1.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.03           0.03           0.03           0.03          0.03
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
    From net investment income                   (0.03)         (0.03)         (0.03)         (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------------
    Total distributions paid                     (0.03)         (0.03)         (0.03)         (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $1.00          $1.00          $1.00          $1.00         $1.00
===================================================================================================================
TOTAL RETURN<F1>                                  3.01%          2.98%          3.27%          3.14%         3.54%

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of year    $2,668,096     $2,384,030     $1,814,343     $1,420,041    $1,102,789
    Ratio to average net assets of <F2>:
       Expenses, net of waivers and
           reimbursements                         0.55%          0.55%          0.55%          0.55%         0.49%
       Expenses, before waivers and
           reimbursements                         0.90%          0.89%          0.89%          0.90%         0.91%
       Net investment income, net of
           waivers and reimbursements             2.96%          2.90%          3.20%          3.08%         3.46%
       Net investment income, before
           waivers and reimbursements             2.61%          2.56%          2.86%          2.73%         3.04%
-------------------------------------------------------------------------------------------------------------------

<F1> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2> Annualized for periods less than a full year.


See Notes to the Financial Statements.

MONEY MARKET FUNDS

                                                                           CALIFORNIA
                                                                           MUNICIPAL
                                                                          MONEY MARKET
                                                                              FUND
                                              -------------------------------------------------------------------
                                                 YEAR           YEAR           YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED           ENDED         ENDED
                                               MAR. 31,       MAR. 31,       MAR. 31,       MAR. 31,       MAR. 31,
                                                 2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                $1.00          $1.00         $1.00           $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.03           0.03          0.03            0.03           0.04
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
    From net investment income                   (0.03)         (0.03)        (0.03)          (0.03)         (0.04)
--------------------------------------------------------------------------------------------------------------------
    Total distributions paid                     (0.03)         (0.03)     (0.03)(0.03)       (0.04)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $1.00          $1.00         $1.00           $1.00          $1.00
====================================================================================================================
TOTAL RETURN<F1>                                  2.64%          2.75%         3.20%           3.19%          3.63%

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of year      $404,617       $363,050      $224,843        $200,989       $165,087
    Ratio to average net assets of <F2>:
       Expenses, net of waivers and
           reimbursements                         0.55%          0.55%         0.49%           0.45%          0.39%
       Expenses, before waivers and
           reimbursements                         0.91%          0.91%         0.94%           0.94%          0.94%
       Net investment income, net of
           waivers and reimbursements             2.61%          2.68%         3.14%           3.13%          3.55%
       Net investment income, before
           waivers and reimbursements             2.25%          2.32%         2.69%           2.64%          3.00%

<F1> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2> Annualized for periods less than a full year.



See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS March 31, 2000

MONEY MARKET FUND

      PRINCIPAL
         AMOUNT                                                       VALUE
         (000S)                                                      (000S)
---------------------------------------------------------------------------
                    CERTIFICATES OF DEPOSIT - 9.3%

                    DOMESTIC CERTIFICATES OF DEPOSIT - 2.6%
        $12,500     Michigan National Bank,
                    5.13%, 4/25/00                                  $12,500
                    National Westminster Bank
         50,000       5.67%, 7/3/00                                  49,995
         50,000       6.095%, 11/24/00                               49,978
         50,000     Regions Bank,
                    6.23%, 11/6/00                                   49,977
                                                                  ---------
                                                                    162,450
                                                                  ---------

                    FOREIGN CERTIFICATES OF DEPOSIT - 6.7%
         89,000     Banque Nationale de Paris,
                    Chicago Branch, 5.07%, 4/17/00                   88,998
         95,000     Deutsche Bank, London Branch,
                    6.09%, 6/13/00                                   95,001
         37,500     Deutsche Bank, New York Branch,
                    5.20%, 5/10/00                                   37,498
         15,000     National Bank of Canada,
                    5.77%, 7/31/00                                   14,998
                    Societe Generale, New York Branch
         35,000       5.20%, 5/8/00                                  34,999
        145,000       6.89%, 3/29/01                                144,959
                                                                  ---------
                                                                    416,453
                                                                  ---------

                    Total Certificates of Deposit
                    (cost $578,903)                                 578,903
                                                                  ---------

                    COMMERCIAL PAPER - 49.0%

                    ASSET-BACKED SECURITIES - 2.6%
                    Moriarty Ltd.
         50,000       5.89%, 4/27/00                                 49,787
         72,500       5.91%, 5/15/00                                 71,976
                    Victory Receivables Corp.
         16,604       5.90%, 4/7/00                                  16,588
         21,481       5.95%, 4/28/00                                 21,385
                                                                  ---------
                                                                    159,736
                                                                  ---------

                    COLLATERIZED LOAN OBLIGATIONS - 4.2%
                    Moat Funding LLC
         97,500       5.90%, 4/19/00                                 97,212
         74,500       5.90%, 4/27/00                                 74,183

       Principal
       Amount                                                         Value
       (000s)                                                        (000s)
---------------------------------------------------------------------------

                    R.O.S.E., Inc.
        $35,065       5.89%, 4/28/00                                $34,910
         10,000       5.93%, 4/28/00                                  9,955
                    Stellar Funding, Inc.
          4,432       5.90%, 4/25/00                                  4,415
          6,341       6.10%, 4/26/00                                  6,314
         38,987       6.10%, 4/28/00                                 38,809
                                                                  ---------
                                                                    265,798
                                                                  ---------

                    COMMUNICATIONS - 2.8%
                    GTE Corp.
         16,500       5.92%, 4/3/00                                  16,494
         40,000       6.10%, 4/3/00                                  39,986
         23,000       5.92%, 4/4/00                                  22,989
          8,000       5.92%, 4/5/00                                   7,995
         15,000       6.17%, 4/7/00                                  14,985
         25,000      5.90%, 4/10/00                                  24,963
         50,000       5.90%, 4/11/00                                 49,918
                                                                  ---------
                                                                    177,330
                                                                  ---------

                    COMPUTER & INDUSTRIAL MACHINES
                    & EQUIPMENT - 0.4%
         25,000     Invensys PLC,
                    5.91%, 5/9/00                                    24,844
                                                                  ---------

                    DOMESTIC DEPOSITORY INSTITUTIONS - 1.6%
                    Marshall & Ilsley Corp.
         19,000       5.95%, 4/27/00                                 18,918
         45,000       6.02%, 5/2/00                                  44,767
         23,000       6.05%, 5/9/00                                  22,853
         15,000     Morgan (J.P.) & Co.,
                    5.88%, 5/1/00                                    14,927
                                                                  ---------
                                                                    101,465
                                                                  ---------

                    ELECTRONICS & OTHER ELECTRONIC
                    COMPONENTS - 0.0%
            500     General Electric Capital Corp.,
                    5.60%, 4/14/00                                      499
                                                                  ---------

                    ELECTRIC SERVICES - 0.3%
         20,000     Centerior Fuel Corp.,
                    6.10%, 4/3/00                                    19,994
                                                                  ---------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS March 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
                    COMMERCIAL PAPER - 49.0%
                    (CONT'D.)

                    General Merchandise Store - 1.0%
                    Sears Roebuck Acceptance Corp.
       $ 30,000       6.05%, 4/17/00                                $29,919
         30,000       6.15%, 4/21/00                                 29,897
                                                                  ---------
                                                                     59,816
                                                                  ---------

                    INSURANCE - 1.5%
                    Aetna Service Co.
         12,500       5.85%, 4/12/00                                 12,478
          5,000       5.92%, 4/28/00                                  4,978
         17,500       6.14%, 4/28/00                                 17,419
         20,000       6.08%, 5/31/00                                 19,797
         19,218     AON Corp., 6.00%, 6/7/00                         19,003
                    Torchmark, Inc.
          9,978       5.95%, 4/14/00                                  9,957
         10,000       6.00%, 6/6/00                                   9,890
                                                                  ---------
                                                                     93,522
                                                                  ---------

                    MANUFACTURING INDUSTRY - 0.7%
                    Hanson Finance PLC
         20,000       5.95%, 5/8/00                                  19,878
         25,000       5.95%, 5/10/00                                 24,839
                                                                  ---------
                                                                     44,717
                                                                  ---------

                    MULTI-SELLER CONDUITS - 18.4%
                    Amsterdam Funding
         21,500       5.85%, 4/11/00                                 21,465
         25,000       5.85%, 4/19/00                                 24,927
          6,000       6.00%, 6/1/00                                   5,939
                    Barton Capital Corp.
         30,000       5.85%, 4/7/00                                  29,971
         25,000       5.90%, 4/7/00                                  24,975
         84,000      6.10%, 4/12/00                                  83,844
          4,725       6.15%, 4/20/00                                  4,710
                    Compass Securitization
         15,400       5.95%, 4/11/00                                 15,374
         22,500       5.95%, 4/12/00                                 22,459
          9,000       6.00%, 4/17/00                                  8,976
                    Concord Minutemen Capital Co.
        125,000       5.88%, 4/4/00                                 124,939
         15,000       5.90%, 4/10/00                                 14,978
         10,000       6.10%, 5/18/00                                  9,920

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
        $25,000     Corporate Receivables Corp.,
                    5.85%, 4/17/00                                  $24,935
         30,000     Edison Asset Securitization,
                    5.88%, 4/28/00                                   29,868
                    Eiffel Funding LLC
         15,000       6.10%, 4/13/00                                 14,969
         30,000       6.05%, 4/18/00                                 29,914
         15,000       6.10%, 5/3/00                                  14,919
         15,000       5.95%, 5/18/00                                 14,883
         15,000       5.96%, 5/25/00                                 14,866
         12,500       5.97%, 5/26/00                                 12,386
                    Giro Multi Funding Corp.
         54,500       5.85%, 4/13/00                                 54,395
         12,837       6.10%, 4/28/00                                 12,778
                    International Securitization Corp.
         24,300       5.97%, 4/13/00                                 24,252
         25,000       6.10%, 4/19/00                                 24,924
         50,000       6.10%, 4/20/00                                 49,839
                    KBC Commercial Paper Trust
         14,200       5.90%, 4/4/00                                  14,193
         14,850       6.00%, 5/15/00                                 14,741
                    Lexington Parker Capital
          4,960       5.90%, 4/17/00                                  4,947
         50,000       5.85%, 4/19/00                                 49,852
         34,617       5.90%, 4/19/00                                 34,514
         25,000       5.90%, 4/24/00                                 24,906
         48,800       5.95%, 6/5/00                                  48,276
         15,000     Mont Blanc Capital Corp.,
                    5.85%, 4/17/00                                   14,961
         10,000     Neptune Funding Corp.,
                    5.90%, 4/3/00                                     9,997
                    Ness LLC
         20,000       5.98%, 5/10/00                                 19,870
         20,000       5.97%, 5/11/00                                 19,867
                    Pooled Account Receivables Corp.
         10,000       6.17%, 4/3/00                                   9,997
         25,000       6.15%, 4/7/00                                  24,974
         29,858     Receivables Capital Corp.,
                    6.10%, 4/20/00                                   29,762
         10,000     Superior Funding Capital Corp.,
                    5.95%, 5/12/00                                    9,932
                    Thames Asset Global Securization
                    No. 1, Inc.
         44,000       5.96%, 4/6/00                                  43,964
          5,000       6.00%, 4/17/00                                  4,987
                    Variable Funding Capital Corp.
         35,000       5.85%, 4/20/00                                 34,892
          6,200       5.91%, 5/8/00                                   6,162

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

        $10,000     Windmill Funding,
                    5.85%, 4/17/00                                   $9,975
                                                                  ---------
                                                                  1,146,174
                                                                  ---------

                    NON-DEPOSITORY BUSINESS CREDIT
                    INSTITUTIONS - 2.0%
                    Finova Capital Corp.
         10,000       5.86%, 4/10/00                                  9,985
         28,125       5.90%, 4/14/00                                 28,065
         35,000       5.95%, 5/12/00                                 34,763
                    PHH Corp.
         17,500       6.05%, 4/20/00                                 17,444
         32,500       6.20%, 5/3/00                                  32,321
                                                                  ---------
                                                                    122,578
                                                                  ---------

                    NON-DEPOSITORY PERSONAL CREDIT
                    INSTITUTIONS - 2.4%
         80,000     Countrywide Home Loans,
                    6.15%, 4/7/00                                    79,918
                    Heller Financial, Inc., MTN
         22,000       5.90%, 4/25/00                                 21,914
          8,000       6.15%, 4/26/00                                  7,966
         30,000       6.05%, 6/7/00                                  29,662
         10,000     Household Finance Co.,
                    5.97%, 4/27/00                                    9,957
                                                                  ---------
                                                                    149,417
                                                                  ---------

                    OTHER RECEIVABLES - 0.9%
         45,000     Dakota Certificates Program,
                    5.85%, 4/12/00                                   44,919
         12,359     Newcourt Equipment Trust,
                    5.971%, 5/17/00                                  12,358
                                                                  ---------
                                                                     57,277
                                                                  ---------

                    SECURITIES ARBITRAGE - 7.5%
                    ABC Funding
         10,000       5.85%, 4/10/00                                  9,985
         12,500       5.93%, 5/22/00                                 12,395
         10,500     Check Point Charlie, Inc.,
                    5.95%, 5/1/00                                    10,448
                    Conduit Asset Backed Securities LLC
        $10,000       6.05%, 4/17/00                                  9,973
          9,950       5.97%, 5/25/00                                  9,861
         15,500       6.09%, 8/18/00                                 15,135
          6,000       6.15%, 9/8/00                                   5,836


      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
                    Crown Point Capital Co.
        $15,250       6.06%, 4/6/00                                 $15,237
         45,000       6.125%, 6/15/00                                44,426
                    Grand Funding Corp.
         11,050       5.90%, 4/5/00                                  11,043
         16,000       5.85%, 4/14/00                                 15,966
         12,500       6.00%, 6/8/00                                  12,358
                    Grayhawk Funding
         10,000       5.90%, 4/17/00                                  9,974
          2,300       5.85%, 4/28/00                                  2,290
         14,500       6.00%, 6/6/00                                  14,341
         19,000     Links Finance Corp. LLC,
                    5.95%, 5/26/00                                   18,827
          7,000     K2 USA LLC, 6.06%, 9/5/00                         6,815
                    MPF Ltd.
         25,655       5.92%, 4/20/00                                 25,575
         51,440       5.90%, 4/25/00                                 51,238
         12,500       6.00%, 6/8/00                                  12,358
                    Sigma Finance
         45,000       FRN, 6.16%, 5/8/00                             45,004
         24,700       5.84%, 6/2/00                                  24,452
         25,000       5.84%, 6/5/00                                  24,736
                    Trident Capital Finance Corp.,
         60,500     5.85%, 4/10/00                                   60,411
                                                                  ---------
                                                                    468,684
                                                                  ---------

                    SINGLE SELLER CONDULTS - 1.4%
                    Emerald Certificates
         25,000       5.90%, 4/14/00                                 24,947
         45,000       6.07%, 4/18/00                                 44,871
          7,000       6.15%, 5/8/00                                   6,956
          8,000       6.14%, 5/9/00                                   7,948
                                                                  ---------
                                                                     84,722
                                                                  ---------

                    TRANSPORTATION EQUIPMENT - 1.3%
                    Daimler Chrsyler Canada,
         24,000     5.98%, 6/1/00                                    23,757
            500     Ford Motor Credit Corp.,
                    5.60%, 4/14/00                                      499
         18,750     Harley Davidson Funding,
                    6.05%, 4/12/00                                   18,715
         40,000     Textron Financial Corp.,
                    5.92%, 5/5/00                                    39,777
                                                                  ---------
                                                                     82,748
                                                                  ---------

                    Total Commercial Paper
                    (cost $3,059,321)                             3,059,321
                                                                  ---------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
                    CORPORATE NOTES/BONDS - 8.2%

                    DOMESTIC DEPOSITORY INSTITUTIONS - 2.2%
        $57,000     Huntington National Bank Bank Note,
                    5.35%, 5/31/00                                  $56,995
         11,793     Marshall & Ilsley Bank,
                    6.07%, 9/28/00                                   11,789
         65,586     Strategic Money Market Trust FRN,
                    6.28%, 3/29/01                                   65,586
                                                                  ---------
                                                                    134,370
                                                                  ---------
                    INSURANCE - 1.2%
         75,000     United Healthcare Corp. FRN,
                    6.34%, 11/10/00                                  75,000
                                                                  ---------

                    SECURITIES ARBITRAGE - 3.2%
                    Centauri Corp., MTN
         25,000       6.10%, 9/7/00                                  25,000
         25,000       6.06%, 9/7/00                                  25,000
                    Liberty Lighthouse US Capital, Series A
                    (National City Bank LOC)
         25,000       5.71%, 7/7/00                                  25,000
         35,000       5.75%, 7/17/00                                 35,000
         50,000       6.15%, 10/13/00                                50,000
                    K2 (USA)  LLC, MTN
          1,000       5.59%, 6/5/00                                   1,000
          5,000       5.6%, 6/15/00                                   5,000
          5,000       5.7%, 6/30/00                                   5,000
         30,000       6.9%, 3/30/01                                  30,000
                                                                  ---------
                                                                    201,000
                                                                  ---------

                    SECURITY & COMMODITY BROKER/DEALERS - 1.6%
        100,000     Morgan Stanley Dean Witter & Co. FRN,
                    6.15%, 8/28/00                                  100,000
                                                                  ---------

                    Total Corporate Notes/Bonds
                    (cost $510,370)                                 510,370
                                                                  ---------
                    EURODOLLAR TIME DEPOSITS - 10.4%

        237,500     Barclays Bank, Global Treasury
                    Eurodollar Time Deposit
                    6.344%, 4/3/00                                  237,500

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
       $230,000     Commerzbank, Frankfurt
                    Eurodollar Time Deposit
                    6.375%, 4/3/00                                 $230,000
        180,000     Fifth Third Bank, Grand Cayman
                    Eurodollar Time Deposit
                    6.313%, 4/3/00                                  180,000
                                                                  ---------

                    Total Eurodollar Time Deposits
                    (cost $647,500)                                 647,500
                                                                  ---------

                    MUNICIPAL INVESTMENTS - 7.6%

                    ADMINISTRATION OF ENVIRONMENT
                    & HOUSING PROGRAMS - 2.7%
         20,000     Alaska Housing Finance Corp.,
                    5.85%, 4/6/00                                    19,984
          9,245     Texas State Veterans Housing Fund
                    TOB, Series 1996,
                    6.019%, 4/1/00                                    9,245
         12,745     Virginia State HDA Multi-family
                    Housing Bond, Series 1996 CR-10T,
                    6.019%, 4/1/00                                   12,745
        125,810     Virginia State HDA Bond, Commonwealth
                    Mortgage, 6.20%, 4/7/00                         125,810
                                                                  ---------
                                                                    167,784
                                                                  ---------

                    BUSINESS SERVICES - 0.5%
          4,350     Courtyards of Mackinaw LLC
                    Mortgage Revenue Bond,
                    Series 1999 - H, 6.15%, 4/7/00                    4,350
          9,500     Elsmere, Kentucky Mubea, Inc.,
                    6.18%, 4/7/00                                     9,500
          3,800     FBC Chemical Corp. Taxable VRN
                    (National City Bank LOC)
                    5.92%, 4/7/00                                     3,800
          5,945     KBL Capital Fund, Inc. Loan
                    Program Note, Series 1999 - A,
                    6.22%, 4/7/00                                     5,945
          4,275     Malone College Project VRN,
                    6.25%, 4/7/00                                     4,275
          5,100     Schreiber Industrial Park-North Co.
                    Taxable VRDN, 6.18%, 4/7/00                       5,100
                                                                  ---------
                                                                     32,970
                                                                  ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report
      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    COLLATERALIZED LOAN OBLIGATIONS - 2.0%
                    Syndicated Loan Funding Trust
                    Senior Secured Notes, Series 1999-5
        $40,000       6.254%, 10/16/00                             $ 40,000
         35,000       6.154%, 2/15/01                                34,983
         50,000       6.154%, 3/15/01                                50,000
                                                                  ---------
                                                                    124,983
                                                                  ---------

                    COMMUNICATIONS - 0.2%
         12,201     New Jersey Economic Development
                    VRN, Series 1999 - B, MSNBC/CNBC
                    5.636%, 4/1/00                                   12,201
                                                                  ---------

                    DOMESTIC DEPOSITORY INSTITUTIONS - 0.2%
          7,740     ADE Investments LLC Loan
                    Program VRN, Series 1998 - A,
                    6.15%, 4/7/00                                     7,740
          3,050     Vreba-Hoff Funding Inc., Loan
                    Notes, Series 1998 - A, 5.40%, 4/7/00             3,050
                                                                  ---------
                                                                     10,790
                                                                  ---------

                    ELECTRIC SERVICES - 0.1%
          9,000     Hydro Quebec, Province of Quebec,
                    Taxable Series High Yield Debenture,
                    5.756%, 4/1/00                                    9,000
                                                                  ---------

                    EXECUTIVE, REGISTRATIVE & GENERAL - 0.7%
         13,000     BRCH Corp. Taxable VRDN, Series 99,
                    6.20%, 4/7/00                                    13,000
          7,695     Seattle, Washington Ltd. G.O. Bond,
                    Series 1996 - C, 6.00%, 4/7/00                    7,695
         13,865     Stanislaus County, California Pension
                    Obligation, 6.019%, 4/7/00                       13,865
          7,030     Texas Municipal Power Agency
                    Series 1997, 6.10%, 5/9/00                        7,030
                                                                  ---------
                                                                     41,590
                                                                  ---------

                    HEALTH SERVICES - 1.2%
         13,500     Flint, Michigan Hospital Building
                    Authority Loan Program Notes,
                    Series 1997 - A, Hurley Medical Center
                    (National City Bank LOC)
                    5.70%, 4/7/00                                    13,500

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
        $22,500     Healthcare Network Properties LLC
                    Loan Program VRN, Series 1999A
                    (National City Bank LOC)
                    6.15%, 4/7/00                                   $22,500
         14,600     Integris Health, Inc. Taxable
                    Baptist Medical Plaza Associate Ltd,
                    6.22%, 4/7/00                                    14,600
         18,600     Physicians Plus Medical Group,
                    South Carolina, 6.30%, 4/7/00                    18,600
          3,050     Waukesha, Wisconsin, Health
                    System, Inc., 6.15%, 4/7/00                       3,050
                                                                  ---------
                                                                     72,250
                                                                  ---------

                    Total Municipal Investments
                    (cost $471,568)                                 471,568
                                                                  ---------


                    REPURCHASE AGREEMENTS - 15.3%
                    (Colld. by U.S.Government Securities)

        100,000     Lehman Brothers, Inc., dated 3/31/00,
                    repurchase price $100,050
                    6.103%, 4/3/00                                  100,000
                    Bear Stearns, Inc., dated 3/31/00
        375,000       repurchase price $375,194,
                      6.30%, 4/3/00                                 375,000
          5,237       repurchase price $5,240,
                      6.45%, 4/3/00                                   5,237
        300,000     Donaldson, Lufkin & Jenrette,
                    dated 3/31/00, repurchase price
                    $300,157, 6.375%, 4/3/00                        300,000
        125,000     Greenwich Capital Markets,
                    dated 3/31/00, repurchase price
                    $125,065, 6.30%, 4/3/00                         125,000
         49,054     Paine Webber, Inc., dated 3/31/00,
                    repurchase price $49,070,
                    6.375%, 4/3/00                                   49,054
                                                                  ---------

                    Total Repurchase Agreements
                    (cost $954,291)                                 954,291
                                                                  ---------

                    Total Investments - 99.8%
                    (cost $6,221,953)                             6,221,953

                    Other Assets less Liabilities - 0.2%             15,278
                                                                  ---------

                    NET ASSETS - 100.0%                          $6,237,231
                                                                ===========

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

U.S. GOVERNMENT MONEY MARKET FUND

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    U.S. GOVERNMENT AGENCIES - 69.3%

                    FANNIE MAE - 33.7%
                    FNMA Bonds
         $6,000       5.04%, 4/6/00                                  $6,000
          5,000       4.97%, 4/12/00                                  5,000
         10,000       6.625%, 3/1/01                                  9,999
                    FNMA Bond FRN
         30,934       6.10%, 9/29/00                                 30,929
         20,000       5.879%, 11/13/00                               19,990
                    FNMA Discount Notes
         25,000       5.77%, 5/4/00                                  24,868
         15,000       5.755%, 5/11/00                                14,904
         10,000       5.765%, 5/11/00                                 9,936
         50,000       5.89%, 6/1/00                                  49,500
         10,000       5.61%, 9/1/00                                   9,762
                                                                  ---------
                                                                    180,888
                                                                  ---------

                    FEDERAL FARM CREDIT BANK - 3.0%
         16,000     FFCB MTN, 6.191%, 6/1/00                         16,000
                                                                  ---------

                   FEDERAL HOME LOAN BANK - 6.5%
         10,000     FHLB Bonds, 6.48%, 3/20/01                        9,990
                    FHLB FRN
         15,000       6.42%, 4/28/00                                 15,000
         10,000       5.874%, 5/12/00                                 9,999
                                                                  ---------
                                                                     34,989
                                                                  ---------

                    FREDDIE MAC - 26.1%
                    FHLMC Discount Notes
         10,000       5.72%, 4/4/00                                   9,995
         10,000       5.74%, 4/4/00                                   9,995
         20,000       5.83%, 5/2/00                                  19,900
         10,000       5.87%, 5/9/00                                   9,938
         50,000       5.98%, 5/23/00                                 49,568
         20,000       5.865%, 6/1/00                                 19,801
          6,706       5.19%, 6/6/00                                   6,642
         10,000       5.885%, 6/8/00                                  9,889
                    FHLMC MTN
          5,000     6.75%, 3/30/01                                    5,000
                                                                  ---------
                                                                    140,728
                                                                  ---------

                    Total U.S. Government Agencies
                    (cost $372,605)                                 372,605
                                                                  ---------


      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
                    REPURCHASE AGREEMENTS - 30.4%
                    (Colld. by U.S. Government Securities)

        $55,000     ABN-AMRO, dated 3/31/00,
                    repurchase price $55,028
                    6.30%, 4/3/00                                   $55,000
         63,617     Bear Stearns, Inc., dated 3/31/00,
                    repurchase price $63,651,
                    6.45%, 4/3/00                                    63,617
         35,000     Morgan Stanley, Inc., dated 1/19/00,
                    repurchase price $35,516,
                    5.83%, 4/19/00                                   35,000
         10,000     Goldman Sachs & Co., dated 3/6/00,
                    repurchase price $10,099,
                    5.92%, 5/5/00                                    10,000

                    Total Repurchase Agreements
                    (cost $163,617)                                 163,617
                                                                  ---------

                    Total Investments - 99.7%
                    (cost $536,222)                                 536,222

                    Other Assets less Liabilities - 0.3%              1,728
                                                                  ---------

                    NET ASSETS - 100.0%                            $537,950
                                                                  =========


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report
SCHEDULES OF INVESTMENTS March 31, 2000

U.S. GOVERNMENT SELECT MONEY MARKET FUND

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    U.S. GOVERNMENT AGENCIES -102.1%

                    FEDERAL FARM CREDIT BANK - 3.1%
        $14,750     FFCB Discount Notes,
                    5.80%, 5/15/00                                  $14,645
          7,000     FFCB Medium Term FRN,
                    5.789%, 5/11/00                                   6,999
                                                                  ---------
                                                                     21,644
                                                                  ---------

                    FEDERAL HOME LOAN BANK - 97.5%
                    FHLB Bonds
         20,000       4.97%, 4/20/00                                 19,999
         10,000       6.50%, 3/6/01                                   9,997
         30,000       6.48%, 3/20/01                                 29,977
                    FHLB Discount Notes
        150,000       6.05%, 4/3/00                                 149,950
         95,260       6.05%, 4/3/00                                  95,228
         75,000       5.71%, 4/26/00                                 74,703
         50,000       5.804%, 5/3/00                                 49,742
          5,000       5.80%, 5/3/00                                   4,974
         15,000       5.745%, 5/10/00                                14,907
         15,000       5.875%, 5/17/00                                14,887
         25,000       5.829%, 5/31/00                                24,757
         25,000       5.843%, 6/7/00                                 24,728
         30,537       5.92%, 8/16/00                                 29,849
         25,000       5.92%, 8/18/00                                 24,429
         20,000       5.93%, 8/23/00                                 19,526
                    FHLB FRN
         15,000       6.375%, 4/14/00                                15,000
         10,000       6.025%, 4/14/00                                10,000
         10,000       5.874%, 5/12/00                                 9,999
         25,000       6.075%, 9/27/00                                24,989
         25,000       6.07%, 10/6/00                                 24,992
                                                                  ---------
                                                                    672,633
                                                                  ---------

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    SALLIE MAE FRN - 1.5%
        $10,000     6.515%, 6/30/00                                 $10,000
                                                                  ---------

                    Total U.S. Government Agencies
                    (cost $704,277)                                 704,277
                                                                  ---------

                    Total Investments - 102.1%
                    (cost $704,277)                                 704,277

                    Liabilities less Other Assets - (2.1)%         (14,535)
                                                                  ---------

                    NET ASSETS - 100.0%                            $689,742
                                                                  =========

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

MUNICIPAL MONEY MARKET FUND
      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS - 97.9%

                    ALABAMA - 1.2%
         $1,800     Ashland Industrial Development
                    Board Revenue IDR VRDB (AMT),
                    Russell Corp. Project (SunTrust Bank
                    LOC), 4.05%, 4/7/00                              $1,800
          2,575     Columbia Industrial Development
                    Board Revenue Refunding Bonds IDR
                    VRDB (AMT), Russell Corp. Project
                    (SunTrust Bank LOC), 4.05%, 4/7/00                2,575
          1,000     Eutaw Industrial Development Board
                    PCR VRDB, Mississippi Power Co.,
                    Greene County Project, 4.05%, 4/3/00              1,000
          2,575     Geneva Industrial Development Board
                    IDR VRDN, Series 1997 (AMT),
                    Russell Corp. Project (SunTrust Bank
                    LOC), 4.05%, 4/7/00                               2,575
            700     Greenville City Industrial Development
                    Board Revenue Refunding VRDB,
                    Series 1992, Allied-Signal Project
                    (Honeywell International, Inc. Gtd.),
                    4.05%, 4/7/00                                       700
         12,500     McIntosh Industrial Development Board
                    Environmental Improvement
                    Facilities Revenue Refunding VRDB,
                    Series 1998E (AMT), Ciba Specialty
                    Chemicals Corp., 4.15%, 4/3/00                   12,500
          4,250     Oxford G.O. VRDB, Trust Receipts,
                    SGB 34 (AMBAC Insured),
                    3.96%, 4/7/00                                     4,250
          2,200     Selma Industrial Development Board
                    Revenue VRDB, Series A,
                    Meadowcraft, Inc. Project (Bank of
                    America LOC), 4.15%, 4/7/00                       2,200
          1,000     Stevenson Industrial Development Board
                    Environmental Improvement Revenue
                    VRDB, Series 1996 (AMT), Mead Corp.
                    Project (Soc Gen LOC), 4.05%, 4/3/00              1,000
          4,100     Stevenson Industrial Development Board
                    Revenue VRDB, Series B (AMT),
                    Mead Corp. Project (Bank One LOC),
                    4.15%, 4/3/00                                     4,100
                                                                  ---------
                                                                     32,700
                                                                  ---------

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    ALASKA - 0.5%
         $4,700     Alaska Housing Finance Corp. VRDB,
                    Merrill P-Floats PT-37,4.08%, 4/3/00             $4,700
          3,750     Alaska International Airports Revenue
                    VRDB, Series I, Merlots
                    (AMBAC Insured), 4.05%, 4/7/00                    3,750
          4,700     Valdez Marine Term Revenue Refunding
                    Bonds, Series 1994A, ARCO Transportation
                    Project, 4.00%, 4/6/00                            4,700
                                                                  ---------
                                                                     13,150
                                                                  ---------

                    ARIZONA - 0.6%
          1,175     Apache County IDA VRDN, Series 1996,
                    Imperial Components, Inc. Project
                    (Harris Trust & Savings Bank LOC),
                    4.05%, 4/7/00                                     1,175
          9,500     Maricopa County IDA Hospital Revenue
                    VRDB Mayo Foundation, Morgan Stanley
                    Floater Certificates, Series 1998-103,
                    3.96%, 4/7/00                                     9,500
          5,800     Rancho Ladera COP VRDN, Series 1999 A
                    (Credit Suisse First Boston LOC),
                    4.10%, 4/7/00                                     5,800
                                                                  ---------
                                                                     16,475
                                                                  ---------

                    ARKANSAS - 0.4%
          5,615     Arkansas State Development Finance
                    Authority Home Mortgage Revenue
                    VRDB, Series PT-257,
                    4.10%, 4/3/00                                     5,609
          3,250     Lowell City IDR VRDB, Series 1996 (AMT),
                    Little Rock Newspapers, Inc. Project
                    (Bank of New York LOC),
                    4.00%, 4/7/00                                     3,250
          1,950     West Memphis City IDR VRDN,
                    Proform Co. LLC Project (U.S. Bank LOC),
                    4.15%, 4/7/00                                     1,950
                                                                  ---------
                                                                     10,809
                                                                  ---------

                    CALIFORNIA - 0.1%
          1,550     Chula Vista IDR VRDB, Series 1996-B
                    (AMT), San Diego Gas & Electric Co.
                    3.75%, 4/3/00                                     1,550

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $1,040     Sacramento City Finance Authority Lease
                    Revenue Refunding Bonds, Series 1997
                    SAK18, Paine Webber Municipal Trust
                    Receipts (AMBAC Insured), 4.00%, 4/7/00          $1,040
                                                                  ---------
                                                                      2,590
                                                                  ---------

                    COLORADO - 2.6%
                    City and County of Denver Airport System
                    Subordinate Revenue Bonds, Series 1997 A
                    (AMT) (Bayerische Landesbank LOC),
          3,300       3.65%, 4/7/00                                   3,300
          3,500       3.85%, 5/11/00                                  3,500
         10,860     City and County of Denver School
                    District No. 1 G.O. Unlimited Bonds,
                    Series PT-1135 (FGIC Insured),
                    3.90%, 10/26/00                                  10,860
          3,500     Colorado HFA Economic Development
                    Revenue Bonds (AMT), Metal Sales
                    Manufacturing Corp. Project (Firstar
                    Bank LOC), 4.10%, 4/7/00                          3,500
          8,500     Colorado HFA Multi-Family Class,
                    Series A-1 (MBIA Insured), 3.90%, 4/3/00          8,500
          9,200     Colorado HFA Multi-Family Insured
                    Mortgage Revenue VRDB, Series A,
                    3.96%, 4/7/00                                     9,200
          9,900     Colorado HFA SFM VRDN, Series 1996 C,
                    Bank of America Trust Certificate,
                    4.01%, 4/7/00                                     9,900
          3,600     Colorado Springs Utility Revenue VRDB,
                    Series A SGA-88, 4.00%, 4/3/00                    3,600
         11,155     Colorado Student Obligation Bond
                    Authority Revenue VRDB, Series A (AMT)
                    (SLMA Gtd.), 3.95%, 4/7/00                       11,155
                    Pitkin County IDA VRDN, Aspen Skiing
                    Co. Project (Bank One LOC)
          3,500       Series 1994-B (AMT), 4.10%, 4/3/00              3,500
          1,460       Series 1994-A, 4.00%, 4/3/00                    1,460
                                                                  ---------
                                                                     68,475
                                                                  ---------

                    CONNECTICUT - 0.3%
          7,000     Connecticut State G.O. VRDB, Series
                    1999 A, JPM Putter 110 (FGIC Insured),
                    3.83%, 4/3/00                                     7,000
                                                                  ---------

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    DELAWARE - 0.5%
         $3,200     Delaware State Economic Development
                    Authority IDR VRDB, Series 1998 (AMT),
                    C&C Family Limited Partnership
                    (PNC Bank LOC), 4.10%, 4/7/00                    $3,200
          2,925     Delaware State Economic Development
                    Authority PCR VRDB, Allied Signal Corp.
                    (Honeywell International, Inc. Gtd.),
                    4.05%, 4/7/00                                     2,925
          7,500     Delaware State Health Facility Authority
                    Revenue Bonds, Beebe Medical Center
                    Project (Colld. by U.S. Government
                    Securities), 8.50%, 6/1/00                        7,709
                                                                  ---------
                                                                     13,834
                                                                  ---------

                    DISTRICT OF COLUMBIA - 2.6%
          6,495     District of Columbia G.O. Bonds,
                    Series 1991 A (Colld. by U.S. Government
                    Securities), 6.75%, 6/1/00                        6,653
          4,165     District of Columbia G.O. Refunding
                    VRDB, P-Float, Series PA-568
                    (FSA Insured), 3.96%, 4/7/00                      4,165
         10,000     District of Columbia G.O. Refunding
                    VRDB, Series 1999B-12, ROC II
                    (FSA Insured), 3.96%, 4/7/00                     10,000
          1,000     District of Columbia G.O. Unlimited
                    Bonds (Colld. by U.S. Government
                    Securities), 7.10%, 6/1/00                        1,005
         31,000     District of Columbia Metropolitan Airport
                    Authority Passenger Facility Flexible
                    Term Notes (AMT) (Bank of America LOC),
                    3.90%, 4/24/00                                   31,000
          5,320     District of Columbia Water & Sewer
                    Authority Revenue VRDB, Public Utility
                    Authority (FSA Insured),
                    Merrill Lynch P-Float, 3.96%, 4/7/00              5,320
          3,300     District of Columbia Water & Sewer
                    Authority Revenue VRDB,
                    Citibank Eagle Trust, Series 985201
                    (FSA Insured), 3.96%, 4/7/00                      3,300
          7,590     District of Columbia Water & Sewer
                    Authority Revenue VRDB, Citicorp Eagle
                    Trust 8121A (FSA Insured), 3.96%, 4/7/00          7,590
                                                                  ---------
                                                                     69,033
                                                                  ---------
See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS March 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    FLORIDA - 3.0%
         $4,000     Florida Board of Education Capital Outlay
                    Revenue VRDB, Series 1998-9, ABN-AMRO
                    MuniTops (FSA Insured), 4.01%, 4/7/00            $4,000
          6,395     Florida State Board of Education Capital
                    Outlay Revenue VRDN, Series 1989 A,
                    Citibank Eagle Trust 96C0912,
                    3.96%, 4/7/00                                     6,395
          7,145     Hillsborough County School District
                    VRDN, PTOB PCR-4 (MBIA Insured),
                    3.96%, 4/7/00                                     7,145
          3,930     Jackson County PCR Refunding VRDB,
                    Series 1997, Gulf Power Co. Project,
                    4.05%, 4/3/00                                     3,930
          6,700     Jacksonville Capital Project Revenue
                    VRDB, Series 2 (AMBAC Insured),
                    3.95%, 4/7/00                                     6,700
          2,400     Jacksonville Electric Authority
                    Subordinated Revenue VRDB, Series C,
                    4.00%, 4/3/00                                     2,400
          5,000     Miami-Dade County Educational Facilities
                    Authority Revenue VRDB, Florida
                    International University Foundation Project
                    (SunTrust Bank LOC), 3.95%, 4/7/00                5,000
          1,900     Miami-Dade County IDA IDR VDRN,
                    Series 1998 (AMT), Fine Art Lamps Project
                    (SunTrust Bank LOC), 4.05%, 4/7/00                1,900
          3,000     Miami-Dade County IDA VRDB (AMT),
                    Airis Miami LLC Project (AMBAC Insured),
                    3.95%, 4/7/00                                     3,000
          2,000     Ocean Highway & Port Authority Revenue
                    VRDB (AMT) (ABN-AMRO LOC),
                    4.00%, 4/7/00                                     2,000
         20,000     Orange County Health Facility Revenue
                    VRDB, Adventist Health - Morgan Stanley
                    Municipal Trust Receipts, Series 17
                    (AMBAC Insured), 4.08%, 4/7/00                   20,000
          4,340     Orange County HFA VRDN, Series
                    1987-A, Citicorp Eagle Trust (Colld. by
                    U.S. Government Securities),
                    3.96%, 4/7/00                                     4,340

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $9,040     Putnam County Development Authority
                    PCR Bonds, National Rural Utility
                    Seminole Electric H-4 (National Rural
                    Utilities Coop. Finance Co. Gtd.),
                    4.05%, 9/15/00                                   $9,040
          5,010     Sunshine State Government Finance
                    Authority CP Revenue Notes (AMT),
                    Government Finance Program (FGIC
                    Insured), 3.85%, 5/10/00                          5,010
                                                                  ---------
                                                                     80,860
                                                                  ---------

                    GEORGIA - 3.3%
         11,800     Atlanta Housing Authority Multi-Family
                    VDRN, Series 1999 (AMT), Village of E.
                    Lake Phase II (Bank of America LOC),
                    4.10%, 4/7/00                                    11,800
          2,100     Burke County Development Authority
                    PCR VRDB, Series 1994, Georgia Power
                    Co. Plant Vogtle Project (Georgia Power
                    Co. Gtd.), 4.00%, 4/3/00                          2,100
          5,300     Clayton County Development Authority
                    IDR VRDB, Series 1996, Blue Circle
                    Aggregates, Inc. Project (Denmark Danske
                    Bank LOC), 4.10%, 4/7/00                          5,300
          4,100     Clayton County Housing Authority
                    Multifamily Revenue VRDN (AMT),
                    Williamsburg South Apartments
                    (PNC Bank LOC), 4.15%, 4/7/00                     4,100
          5,200     DeKalb County Housing Authority
                    Revenue Refunding VRDB, Series 1995
                    (AMT), Cedar Creek Apartment Project
                    (General Electric Corp. LOC),
                    4.10%, 4/7/00                                     5,200
         10,000     Fulton County School District, Citicorp
                    Eagle Trust Series 981001, 4.05%, 8/1/00         10,000
         11,720     Georgia HFA SFM Bonds, Series 1999 B-4
                    PT 299, 4.00%, 10/12/00                          11,720
                    Georgia Housing Finance Authority
                    Mortgage Bonds TOB,
            765       Series 1990-D (AMT), 4.00%, 6/1/00                765
          5,210      Series 1990-C (AMT), 4.00%, 6/1/00               5,210
         12,000     Georgia State G.O. VRDB, Eagle Trust
                    Series 97C1001, 3.96%, 4/7/00                    12,000
          9,500     Georgia State G.O. Unlimited VRDB,
                    Series B, 3.95%, 4/7/00                           9,500

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $1,600     Gwinnett County IDR VRDN, Series 1998
                    (AMT), Network Publications, Inc.
                    (Bank of America LOC), 4.10%, 4/7/00             $1,600
          4,150     Henry County Development Authority
                    Revenue Bonds, Series 1997 (AMT),
                    Atlas Roofing Corp. Project (Sun Trust
                    Bank LOC), 4.05%, 4/7/00                          4,150
          5,000     Savannah Economic Development
                    Authority Revenue VRDN, Series 1997
                    (AMT), Georgia Kaolin Terminals
                    (Bank of America LOC), 4.10%, 4/7/00              5,000
                                                                  ---------
                                                                     88,445
                                                                  ---------

                    HAWAII - 0.1%
          1,525     Hawaii State G.O. Bonds, Series 1991
                    (Colld. by U.S. Government Securities),
                    6.00%, 2/1/01                                     1,562
                                                                  ---------

                    ILLINOIS - 9.8%
          3,195     Arlington Heights IDR VRDB, Series 1997
                    (AMT), 3E Graphics & Printing Project
                    (Harris Trust and Savings Bank LOC),
                    4.05%, 4/7/00                                     3,195
          9,580     Aurora Rental Housing Revenue VRDB,
                    Series PA-328, Fox Valley Project
                    (Merrill Lynch & Co., Inc. Gtd.),
                    4.04%, 4/7/00                                     9,580
          7,000     Bolingbrook Multi-Family Housing
                    Redevelopment Revenue Refunding VDRN,
                    Series 1997A (AMT), Amberton Apartments
                    (LaSalle National Bank LOC),
                    3.95%, 4/7/00                                     7,000
          7,405     Chicago Board of Education G.O.
                    Unlimited VRDB, Series A (PA 616),
                    School Reform Board (FGIC Insured),
                    4.11%, 4/7/00                                     7,405
          8,000     Chicago City G.O. Equipment Notes
                    (Harris Trust and Savings Bank LOC),
                    3.90%, 10/5/00                                    8,000
          3,885     Chicago City Sales TRB VRDN, Series 1998
                    (PCR-8 PTOB) (FGIC Insured),
                    4.11%, 4/7/00                                     3,885
                    Chicago City 2nd Lien Revenue VRDB,
                    Midway Airport (MBIA Insured)
         15,400       Series 1998A (AMT), 4.10%, 4/3/00              15,400
          3,000       Series 1998B (AMT), 4.10%, 4/3/00               3,000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
        $10,000     Chicago G.O. Project & Refunding
                    Bonds, Series 1998M, Bank of America
                    Partnership (FGIC Insured),
                    3.62%, 7/13/00                                  $10,000
          4,500     Chicago G.O. Refunding VRDB,
                    Series 1998, Citicorp Eagle Trust 981302
                    (FSA Insured), 3.96%, 4/7/00                      4,500
          2,655     Chicago IDR VRDN, Series 1996B (AMT),
                    Guernsey Bel, Inc. Project (LaSalle National
                    Bank LOC), 4.35%, 4/7/00                          2,655
          5,500     Chicago Midway Airport Revenue VRDB,
                    Series 1995 (AMT), American Trans Air,
                    Inc. Project (Bank One LOC),
                    4.05%, 4/7/00                                     5,500
          5,250     Chicago Multi-Family Housing Revenue
                    VRDB, Series 1999A (AMT), Renaissance
                    Center LP Project (Harris Trust and
                    Savings Bank LOC), 4.05%, 4/7/00                  5,250
          7,000     Chicago Park District Tax Anticipation
                    Warrants, 4.375%, 9/15/00                         7,006
          6,400     Chicago Revenue VRDB, Series 2000,
                    Boys & Girls Club of Chicago (American
                    National Bank & Trust LOC),
                    4.00%, 4/7/00                                     6,400
          7,300     Chicago School Reform Board G.O. VRDB,
                    Series 1996, Bank of America Variable Rate
                    Certificates (MBIA Insured), 4.01%, 4/7/00        7,300
          3,750     Crestwood IDR VRDB (AMT), GMG
                    Warehouse LLC Project (LaSalle National
                    Bank LOC), 4.00%, 4/7/00                          3,750
          6,200     DuPage Water Commission Revenue
                    VRDB, 3.96%, 4/7/00                               6,200
          1,600     Des Plaines City VRDB, Series 1996,
                    Finzer Roller, Inc. Project (Harris Trust
                    and Savings Bank LOC), 4.05%, 4/7/00              1,600
          3,600     Elgin City IDR VRDB, Series 1999 (AMT),
                    Questek Manufacturing Corp.
                    (American National Bank & Trust LOC),
                    4.10%, 4/7/00                                     3,600
          3,450     Frankfort IDR VRDB, Series 1996,
                    Bimba Manufacturing Co. Project
                    (Harris Trust and Savings Bank LOC),
                    4.05%, 4/7/00                                     3,450
          4,125     Fulton Industrial Development VRDB,
                    Series 1998 (AMT), Drives Inc. Project
                    (Harris Trust and Savings Bank LOC),
                    4.05%, 4/7/00                                     4,125

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    ILLINOIS - 9.8% (cont'd.)
         $1,800     Illinois Development Finance Authority
                    IDR VRDB, Series 1990 (AMT),
                    Solar Press, Inc. Project (LaSalle National
                    Bank LOC), 4.00%, 4/7/00                         $1,800
          2,265     Illinois Development Finance Authority
                    IDR VRDB, Series 1997A (AMT), Randall
                    Metals Corp. Project (LaSalle National
                    Bank LOC), 4.20%, 4/7/00                          2,265
          5,080     Illinois Development Finance Authority
                    Industrial Revenue VRDB, Series A (AMT),
                    General Converting Project (LaSalle
                    National Bank LOC), 4.00%, 4/7/00                 5,080
          4,400     Illinois Development Finance Authority
                    Industrial Revenue VRDB, Series 1996
                    (AMT), Touhy Limited Partnership Project
                    (LaSalle National Bank LOC),
                    4.00%, 4/7/00                                     4,400
          3,900     Illinois Development Finance Authority
                    Industrial Revenue VRDB (AMT), Astron
                    Midwestern, Inc. Project (American
                    National Bank & Trust LOC),
                    4.05%, 4/7/00                                     3,900
          4,000     Illinois Development Finance Authority
                    Revenue VRDB, Oak Crest Residence
                    Project (American National Bank &
                    Trust LOC), 4.00%, 4/7/00                         4,000
            900     Illinois Development Finance Authority
                    Revenue VRDB, Series 1989,
                    DE Akin Seed Co. (Bank One LOC),
                    4.05%, 4/7/00                                       900
          3,950     Illinois Development Finance Authority
                    Revenue VRDB (AMT), Olive Can Co.
                    Project (LaSalle National Bank LOC),
                    4.00%, 4/7/00                                     3,950
          5,950     Illinois Development Finance Authority
                    Revenue VRDN, Enterprise Office Campus
                    (Colld. by U.S. Government Securities),
                    4.15%, 6/1/00                                     5,950
          5,500     Illinois Development Finance Authority
                    Revenue VRDN, Series 1998 (AMT),
                    Flying Food Fare, Inc. (Bank of America
                    LOC), 4.15%, 4/7/00                               5,500

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $4,545     Illinois Development Finance Authority
                    Revenue VRDN, Series 1999 (AMT),
                    Elite Manufacturing Technology, Inc.
                    Project (Harris Trust and Savings Bank
                    LOC), 4.05%, 4/7/00                              $4,545
          5,475     Illinois Development Finance Authority
                    Revenue VRDN, Series 1999A (AMT),
                    Nuevo Hombres LLC Project (American
                    National Bank and Trust LOC),
                    4.10%, 4/7/00                                     5,475
          2,365     Illinois Development Finance Authority
                    IDR VRDN, Bimba Manufacturing
                    Co. Project (Harris Trust and Savings
                    Bank LOC), 4.05%, 4/7/00                          2,365
          6,400     Illinois Development Finance Authority
                    VRDB, Series A, Local Government
                    Finance Program (AMBAC Insured),
                    4.00%, 4/7/00                                     6,400
          4,100     Illinois Development Finance Authority
                    VRDN, Series 1997 (AMT), Ciccone Food
                    Products, Inc. (Harris Trust and Savings
                    Bank LOC), 4.05%, 4/7/00                          4,100
          2,400     Illinois Educational Facilities Authority
                    VRDN, Cultural Pooled Financing Project
                    (American National Bank and Trust LOC),
                    3.95%, 4/7/00                                     2,400
          9,000     Illinois Health Facilities Authority
                    Revenue Bonds, Evanston Hospital Corp.,
                    Series 1985B, 3.65%, 8/15/00                      9,000
         13,040     Illinois Housing Development Authority
                    Bonds, Homeowner Mortgage, Series B-2
                    (AMT), 4.20%, 1/24/01                            13,040
          2,400     Rockford IDR VRDB, Series 1998 (AMT),
                    Ring Can Corp. Project (SunTrust Bank,
                    LOC), 4.05%, 4/7/00                               2,400
          2,250     Romeoville IDR VRDB, Series 1997,
                    Metropolitan Industries, Inc. Project
                    (Harris Trust and Savings Bank LOC),
                    4.05%, 4/7/00                                     2,250
          6,500     Savanna IDR VRDB, Series 1994,
                    Metform Corp. Project (Bank One LOC),
                    4.00%, 4/7/00                                     6,500
          5,800     St. Clair County IDR VRDN (AMT),
                    Stellar Manufacturing Project (Bank of
                    America LOC), 4.15%, 4/7/00                       5,800

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report
      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $3,500     University of Illinois Revenue VRDB,
                    Auxiliary Facility System, Merlot Series
                    2000 S (MBIA Insured), 4.10%, 4/7/00             $3,500
          7,500     Village of Ladd, IDR VRDB, Series 1996,
                    O'Neal Metals, Inc. (Bank of
                    America LOC), 4.15%, 4/7/00                       7,500
          2,710     Village of Niles IDR VRDB, Series 1996,
                    Lewis Spring & Manufacturing Co.
                    Project (Harris Trust and Savings
                    Bank LOC), 4.05%, 4/7/00                          2,710
          2,200     West Chicago City IDR VRDB, Series 1999
                    (AMT), Royal Gold Ribbon Foods
                    (Bank One LOC), 4.10%, 4/7/00                     2,200
          9,000     Will County Solid Waste VRDB,
                    Series 1997 (AMT), BASF Corp.
                    (BASF Corp. Gtd.), 4.15%, 4/3/00                  9,000
          4,600     Will-Kankakee Regulatory Development
                    Authority VRDN (AMT), T.H. Davidson
                    & Co., Inc. Project (LaSalle National
                    Bank LOC), 4.00%, 4/7/00                          4,600
                                                                  ---------
                                                                    260,331
                                                                  ---------

                    INDIANA - 2.9%
          2,790     Anderson City Economic Development
                    Revenue VRDB, Series 1996 (AMT),
                    Gateway Village Project (FHLB LOC),
                    4.00%, 4/7/00                                     2,790
          5,500     Avilla Economic Development Revenue
                    VRDB, Series 1996 (AMT), Pent
                    Assemblies, Inc. Project (Bank One LOC),
                    4.10%, 4/7/00                                     5,500
          1,500     Greencastle Industry Development
                    Revenue VRDB (AMT), Crown
                    Equipment Corp. Project (KeyBank LOC),
                    4.10%, 4/7/00                                     1,500
          2,840     Hammond City Economic Development
                    Revenue VRDB, Series 1996-A (AMT),
                    Annex at Douglas Point Project
                    (FHLB LOC), 4.00%, 4/7/00                         2,840
         14,985     Indiana Bond Bank Advance Funding
                    Program Notes, Series A-2, 4.75%, 1/18/01        15,052
          5,000     Indiana Development Finance Authority
                    Facility Revenue Refunding VRDB (AMT)
                    (LaSalle National Bank LOC),
                    4.00%, 4/7/00                                     5,000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    Indiana Development Finance Authority
                    IDR VRDB, Red Gold, Inc. Project
                    (Harris Trust and Savings Bank LOC),
         $4,600       Series 1994-A, 4.05%, 4/7/00                   $4,600
          2,900       Series 1994-B (AMT), 4.05%, 4/7/00              2,900
         17,000     Indiana Transportation Authority
                    Highway Revenue Bonds, Citicorp Eagle
                    Trust Series 981402, 4.05%, 8/1/00               17,000
          1,000     Indianapolis Airport Authority Revenue
                    Refunding Bonds, Series A (AMT)
                    (FGIC Insured), 4.50%, 7/1/00                     1,002
          3,700     Indianapolis City Citizens Gas and Coke
                    Utility CP (Indianapolis Gas Utility LOC),
                    3.55%, 4/12/00                                    3,700
                    Jasper County PCR Bonds, Series 1988A,
                    Northern Indiana Public Service Project
                    (Northern Indiana Public Service Gtd.)
          1,000       3.90%, 4/13/00                                  1,000
          3,600       4.50%, 6/14/00                                  3,600
          2,000     Jasper County PCR Bonds, Series 1988D,
                    Northern Indiana Public Service Project
                    (Northern Indiana Public Service Gtd.)
                    4.35%, 6/9/00                                     2,000
          1,100     Madison Economic Development
                    Authority Revenue VRDB, Arvin Sango,
                    Inc. Project (Bank One LOC),
                    4.10%, 4/7/00                                     1,100
          4,500     Marshall County Economic Development
                    Revenue VRDB, Series 2000, Culver
                    Educational Foundation Project
                    (Bank One LOC), 4.00%, 4/7/00                     4,500
          4,000     Merrillville Multi-School Building Corp.
                    Revenue Bonds, Series 1990, Prerefunded,
                    7.50%, 7/15/00                                    4,118
                                                                  ---------
                                                                     78,202
                                                                  ---------

                    IOWA - 1.5%
                    Iowa Finance Authority Waste Disposal
                    Revenue VRDB, Cedar River Paper Co.
                    Project (Union Bank of Switzerland LOC)
          1,100       Series 1993-A (AMT), 4.15%, 4/3/00              1,100
         25,500       Series 1994-A (AMT), 4.15%, 4/3/00             25,500
          7,500       Series 1995-A (AMT), 4.15%, 4/3/00              7,500
          4,300       Series 1996-A (AMT), 4.15%, 4/3/00              4,300
            900       Series 1997-A (AMT), 4.15%, 4/3/00                900
                                                                  ---------
                                                                     39,300
                                                                  ---------
See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    KANSAS - 0.6%
         $5,970     Kansas City GNMA Revenue VRDB,
                    Series 1988B (Colld. by U.S.
                    Government Securities), 4.10%, 4/7/00            $5,970
          1,000     Olathe City IDR VRDB, Series 1997A (AMT),
                    Diamant Boart, Inc. Project (Deutsche
                    Bank LOC), 4.05%, 4/7/00                          1,000
          5,975     State Department of Transportation
                    Highway Revenue VRDB, Eagle
                    Series 20001601, 3.96%, 4/7/00                    5,975
          3,000     Topeka Temporary Notes, Series 1999-A,
                      3.50%, 6/1/00                                   3,001
                                                                  ---------
                                                                     15,946
                                                                  ---------

                    KENTUCKY - 2.5%
          5,701     Carroll County Solid Waste Disposal
                    Revenue VRDB (AMT), North American
                    Stainless Project (Banco Bilbao
                    Vizcaya LOC), 4.40%, 4/7/00                       5,701
          2,795     Clark County Industrial Building Revenue
                    VRDB, Series 1996 (AMT), Bluegrass
                    Art Cast Project (Bank One LOC),
                    4.10%, 4/7/00                                     2,795
                    Daviess Counties Waste Disposal Facilities
                    Revenue Bonds (AMT), Scott Paper Co.
                    Project (Kimberly-Clark Corp. Gtd.)
            100       Series 1993-B, 4.00%, 4/7/00                      100
          1,200       Series 1994-A, 4.00%, 4/7/00                    1,200
          3,000     Kentucky Asset/Liability General
                    Funding TRAN, Series B, 4.50%, 6/28/00            3,005
         10,000     Kentucky Association of Counties
                    Advance Revenue Cash Flow
                    Borrowing TRAN, 4.00%, 6/30/00                   10,013
         16,000     Kentucky Interlocal School Transportation
                    Association TRAN, 4.00%, 6/30/00                 16,019
          4,070     Kentucky State Turnpike Authority
                    Economic Development Authority VRDN,
                    Morgan Stanley Floating Rate Trust
                    Certificate 2000, Series 293
                    (AMBAC Insured), 4.01%, 4/7/00                    4,070
          3,855     Kentucky State Turnpike Authority
                    Economic Development Authority
                    Revenue Bonds (Colld. By U.S.
                    Government Securities), 7.25%, 5/15/00            3,928

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

        $20,000     Louisville & Jefferson County
                    Regional Airport Authority
                    Revenue BAN, Series 1997A (AMT)
                    Airport Systems (National City Bank
                    Of Kentucky LOC), 4.05%, 4/7/00                 $20,000
                                                                  ---------
                                                                     66,831
                                                                  ---------

                    LOUISIANA - 1.1%
                    Ascension Parish Revenue VRDB,
                    BASF Corp. Project (BASF Corp.Gtd.)
          2,000       Series 1997 (AMT), 4.15%, 4/3/00                2,000
          1,000       Series 1998 (AMT), 4.15%, 4/3/00                1,000
          4,700     Calcasieu Parish Industrial Development
                    Board VRDB, Series 1993-B, Olin Corp.
                    Project (Credit Suisse First Boston LOC),
                    4.10%, 4/3/00                                     4,700
          2,600     Jefferson Parish Industrial Development
                    Board Revenue VRDB, Series 1994 (AMT),
                    Sara Lee Corp. Project (Sara Lee Corp.
                    Gtd.), 4.10%, 4/3/00                              2,600
          1,900     Jefferson Sales District TRB, Special Sales
                    Tax Revenue (FSA Insured), 5.00%, 12/1/00         1,911
          6,900     Louisiana State G.O. VRDB, Citicorp Eagle
                    Trust Series 1994A (AMBAC Insured),
                    3.96%, 4/7/00                                     6,900
          6,250     Parish of East Baton Rouge PCR VRDB,
                    Series 1993, Exxon Project (Exxon Mobil
                    Corp. Gtd.), 3.95%, 4/3/00                        6,250
          4,000     South Louisiana Port Commission Port
                    Facilities Revenue VRDB, Series 1997
                    (AMT), Holnam, Inc. Project
                    (Wachovia Bank LOC), 3.90%, 4/7/00                4,000
                                                                  ---------
                                                                     29,361
                                                                  ---------

                    MAINE - 0.6%
          2,000     Fort Fairfield Revenue VRDB (AMT),
                    Atlantic Custom Processors
                    (PNC Bank LOC), 4.10%, 4/7/00                     2,000
          5,000     Maine Public Utility Finance Bank
                    Revenue VRDN (AMT), Series 1996,
                    Maine Public Service Co. Project
                    (Bank of New York LOC), 4.00%, 4/7/00             5,000
          9,995     Maine State Housing Authority
                    Mortgage Purchase VRDB,
                    Series 1998F-2, 4.06%, 4/7/00                     9,995
                                                                  ---------
                                                                     16,995
                                                                  ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MARYLAND - 1.6%
         $2,100     Baltimore Economic Development
                    Revenue VRDB, Mt. Washington Pediatric
                    Hospital, Series 1985 (Mellon Bank LOC),
                    3.90%, 4/7/00                                    $2,100
          1,000     Baltimore City Board of Commissioners
                    VRDN, Notre Dame Prep School Project
                    (SunTrust Bank LOC), 3.95%, 4/7/00                1,000
          4,100     Cecil County Economic Development
                    Revenue Bonds, Steel Techs, Inc.
                    (PNC Bank LOC), 4.20%, 4/7/00                     4,100
          4,935     Howard County Multi-Family Housing
                    Revenue VRDB, Series PT-313 P-Floats
                    (Colld. by FNMA), 3.96%, 4/7/00                   4,935
          3,995     Maryland State Community Development
                    Administration Housing & Community
                    Development Notes, Series PT-284,
                    3.85%, 8/24/00                                    3,995
              9     Maryland State Community Development
                    Administration VRDB, Series PT-12,
                    Merrill P-Floats, 4.08%, 4/3/00                       9
         10,000     Maryland State Community Development
                    Administration Housing & Community
                    Development Notes, Series 1999 (AMT),
                    4.05%, 12/14/00                                  10,000
          2,675     Maryland State Economic Development
                    Corp. (AMT), Unisite Design, Inc.
                    (Mellon Bank LOC), 4.05%, 4/7/00                  2,675
         11,185     Northeast Maryland Waste Disposal
                    Authority Reserve Eagle Trust VRDN,
                    Series 96C2001 (MBIA Insured),
                    3.96%, 4/7/00                                    11,185
          2,030     Washington Suburban Sanitary District
                    MDE General Construction Bonds,
                    Series I (Colld. by U.S. Government
                    Securities), 6.90%, 6/1/00                        2,082
                                                                  ---------
                                                                     42,081
                                                                  ---------

                    MASSACHUSETTS - 0.3%
          3,100     Massachusetts State HFA SFM Revenue
                    Notes, Series A, 3.60%, 6/1/00                    3,100
          5,500     Massachusetts State Development
                    Finance Agency VRDN (AMT), Waste
                    Management, Inc. Project
                    (SunTrust Bank LOC), 4.05%, 4/7/00                5,500
                                                                  ---------
                                                                      8,600
                                                                  ---------

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MICHIGAN - 3.9%
         $7,500     Detroit Sewage Disposal System VRDN,
                    First Untion, Merlot Series 2000 A
                    (FGIC Insured), 4.05%, 4/7/00                    $7,500
          6,000     Jackson County Economic Development
                    Corp.VRDN, Production Saw & Machine
                    Co., Series 1999 (AMT) (Comerica
                    Bank LOC), 4.05%, 4/7/00                          6,000
         11,000     Michigan Hospital Finance Authority
                    Ascension Health Bonds,
                    Series B - ROC II-R, Series 1999-6
                    (MBIA Insured), 4.00%, 5/1/00                    11,000
          7,000     Michigan Hospital Finance Authority
                    VRDN, Series 2000, Mt. Clemens General
                    Hospital (Comerica Bank LOC),
                    3.90%, 4/7/00                                     7,000
          8,000     Michigan State COP, New Center
                    Development, Inc. (Canadian Imperial
                    Bank of Commerce LOC),
                    4.75%, 3/1/01                                     8,035
          5,000     Michigan State Housing Development
                    Authority Revenue VRDB, Series 1999
                    (AMT), Baldwin Villas (Comerica
                    Bank LOC), 4.05%, 4/7/00                          5,000
          5,000     Michigan State Strategic Fund
                    VRDN (AMT), Serta Restokraft
                    Mattress Co. Project (Comerica
                    Bank LOC), 4.05%, 4/7/00                          5,000
          2,200     Michigan State Strategic Fund VRDN,
                    Series 1999 (AMT), Great Lakes Metal
                    Stamping (Bank One, Michigan LOC),
                    4.10%, 4/7/00                                     2,200
          2,000     Michigan State Strategic Fund VRDN,
                    Series 1999 (AMT), Midway Die &
                    Engineering (Bank One LOC),
                    4.10%, 4/7/00                                     2,000
          3,000     Michigan State Strategic Fund VDRN
                    Dirksen Screw Co. Project
                    (Bank One, Michigan LOC),
                    4.05%, 4/7/00                                     3,000
         11,500     Michigan State Strategic Fund Limited
                    G.O. VRDB, Series 1992 (AMT),
                    Dow Chemical Co. Project,
                    4.10%, 4/3/00                                    11,500
          5,170     Michigan State Strategic Fund Limited
                    Obligation Revenue VRDN, Series 1998
                    (AMT), GT USA LLC Project
                    (Comerica Bank LOC), 4.05%, 4/7/00                5,170

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS March 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    MICHIGAN - 3.9% (cont'd.)
         $1,990     Michigan State Strategic Fund Limited
                    Obligation VRDB, Kruger
                    Commodities, Inc. Project (Harris Trust
                    and Savings Bank LOC), 4.05%, 4/7/00             $1,990
          1,100     Midland County Economic Development
                    Corp. VRDN, The Dow Chemical Co.
                    Project (Dow Chemical Gtd.),
                    4.10%, 4/3/00                                     1,100
         13,900     Midland County Economic Development
                    Corp. VRDN, Series 1993A
                    (AMT), Dow Chemical Corp. Project
                    (Dow Chemical Gtd.), 4.15%, 4/3/00               13,900
          6,500     Oakland City Economic Development
                    Corp. VRDN, Series 1998,
                    Richard Tool & Die Corp.
                    (Comerica Bank LOC), 4.05%, 4/7/00                6,500
          6,000     Southfield Economic Development
                    Revenue VRDB, Series 2000, Lawrence
                    Tech University Project (Bank One
                    Michigan LOC), 3.95%, 4/7/00                      6,000
                                                                  ---------
                                                                    102,895
                                                                  ---------

                    MINNESOTA - 0.9%
         11,290     Minnesota Housing Finance Agency
                    SFM Bonds, Series 1998 F (AMT),
                    3.55%, 8/14/00                                   11,290
         10,000     Rochester Health Care Facility
                    Revenue Bonds, Mayo Foundation,
                    Series B, 3.70%, 5/12/00                         10,000
          3,060     Stearns County Housing &
                    Redevelopment Authority VRDN (AMT),
                    Cold Spring Granite Co. Project
                    (U.S. Bank LOC), 4.15%, 4/7/00                    3,060
                                                                  ---------
                                                                     24,350
                                                                  ---------

                    MISSISSIPPI - 1.2%
         19,485     Mississippi Gulf Coast Revenue
                    Refunding VRDB, Waste Water Treatment,
                    Merlot Series 99C698 (MBIA Insured),
                    4.10%, 4/7/00                                    19,485
          8,965     Mississippi Home Corp. VRDN,
                    Series A-CL-6 PT-173, 4.01%, 4/7/00               8,965

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $3,250     Mississippi Home Corp. Single
                    Family Revenue VRDB, Series G-CL-5
                    PT-146, 4.01%, 4/7/00                            $3,250
                                                                  ---------
                                                                     31,700
                                                                  ---------

                    MISSOURI - 2.4%
         10,170     Kansas City IDA VRDN, Resh Health
                    Services System (MBIA Insured),
                    4.10%, 4/3/00                                    10,170
                    Missouri Higher Education Loan
                    Authority Student Loan Revenue Bonds
                    (AMT) (Bank of America LOC)
          7,600       Series 1990A, 3.95%, 4/7/00                     7,600
          7,200       Series 1990B, 3.95%, 4/7/00                     7,200
          1,800     Missouri Higher Education Loan
                    Authority Student Loan Revenue
                    Refunding VRDB, Series 1991-B
                    (AMT) (MBIA Insured), 4.05%, 4/7/00               1,800
          3,970     Missouri Housing Development
                    Community Mortgage Revenue Bonds,
                    Merrill P-Float PA-116, Series 1994A,
                    3.85%, 8/10/00                                    3,970
         12,366     Missouri State Environmental
                    Improvement Authority Revenue Bonds,
                    Series 1992 (Kansas Power & Light
                    Co. Gtd.), 4.10%, 6/20/00                        12,366
         10,000     Missouri State Environmental
                    Improvement Authority VRDB,
                    Series 1992 (Kansas Power &
                    Light Co. Gtd.), 3.95%, 4/7/00                   10,000
          8,000     St. Louis City IDA VRDB, Series
                    1995 (AMT), Whispering Lakes
                    Apartment Project (Mercantile Bank of
                    St. Louis LOC), 4.00%, 4/7/00                     8,000
          3,000     St. Louis General Fund TRAN,
                    Series 1999-2000, 4.00%, 6/30/00                  3,005
                                                                  ---------
                                                                     64,111
                                                                  ---------

                    MONTANA - 0.1%
                    Montana Board of Housing SFM
                    P-Floats VRDN
          2,240       Series PA-158, 4.01%, 4/7/00                    2,240
          1,180       Series PT-87, 4.01%, 4/7/00                     1,180
                                                                  ---------
                                                                      3,420
                                                                  ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    NEBRASKA - 0.2%
         $3,900     Nebraska Investment Finance Authority
                    Revenue VRDB, Series E
                    (Colld. by GNMA Securities),
                     4.05%, 4/7/00                                   $3,900
          1,600     Nebraska Investment Mortgage
                    Revenue VRDB, Series 1992D,
                    LB Trust Receipts, 4.10%, 4/7/00                  1,600
                                                                  ---------
                                                                      5,500
                                                                  ---------

                    NEVADA - 0.2%
          6,200     Nevada State VRDB, Series 1997-SGB 31
                    (FGIC Insured), 3.96%, 4/7/00                     6,200
                                                                  ---------

                    NEW HAMPSHIRE - 0.4%
          1,625     New Hampshire Municipal Bond Bank
                    Revenue Bonds, Series C
                    (FSA Insured), 5.375%, 1/15/01                    1,641
          9,100     New Hampshire State G.O. BAN,
                    Series 1999A, 4.00%, 6/8/00                       9,100
                                                                  ---------
                                                                     10,741
                                                                  ---------

                    NEW JERSEY - 0.2%
          5,750     New Jersey Transportation Corp. VRDB,
                    ROC 2000, Series 15 (AMBAC Insured),
                    3.96%, 4/7/00                                     5,750
                                                                  ---------

                    NEW MEXICO - 0.9%
          3,900     Farmington PCR VRDB, Series C (AMT),
                    Arizona Public Service Co.
                    (Barclays Bank LOC), 4.10%, 4/3/00                3,900
          5,090     New Mexico Mortgage Finance Authority
                    SFM VRDN, Series B-2 PT-196
                    (Colld. by U.S. Government Securities),
                    4.01%, 4/7/00                                     5,090
         15,000     New Mexico State TRAN,
                    4.50%, 6/30/00                                   15,022
                                                                  ---------
                                                                     24,012
                                                                  ---------

                    NEW YORK - 4.5%
          5,000     Metropolitan Transportation Authority
                    Revenue VRDB, Merlot Series 2000 F
                    (FGIC Insured), 4.10%, 4/7/00                     5,000
          9,000     New York City Municipal Water Finance
                    Authority Water and Sewer System
                    Revenue Bonds, Series 26 SGB
                    (MBIA Insured), 3.93%, 4/7/00                     9,000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

        $13,200     New York City Transitional Finance
                    Authority BAN, VRDN, Series 1,
                    4.00%, 4/7/00                                   $13,200
          1,900     New York City VRDN, Subseries B-2
                    (Morgan Guaranty Trust Co. LOC),
                    4.10%, 4/3/00                                     1,900
          4,800     New York City VRDN, Subseries 1993 E-3
                    (Morgan Guaranty Trust Co. LOC),
                    3.90%, 4/3/00                                     4,800
          1,700     New York City G.O. VRDB, Sub-Series A-7
                    (Morgan Guaranty Trust Co. LOC),
                    3.90%, 4/3/00                                     1,700
          4,225     New York Municipal Securities Trust
                    Receipts VRDN, Series SGB 33
                    (FSA Insured), 3.93%, 4/7/00                      4,225
          6,600     New York RAN VRDN, Series A,
                    4.00%, 4/7/00                                     6,600
                    New York State Dormitory Authority
                    Revenue VRDB, Rockefeller University,
                    Citicorp Eagle Trust
          5,000       Series A 97C3201, 3.96%, 4/7/00                 5,000
          6,100       Series A 97C3202, 3.96%, 4/7/00                 6,100
          3,650     New York State Dormitory Authority
                    Revenue Bonds,  State University
                    Educational, Series B (Colld. by
                    U.S. Government Securities),
                    7.25%, 5/15/00                                    3,737
         14,850     New York State Energy Research &
                    Development Authority Bonds,
                    Eagle Trust Series 943206 (FGIC Insured),
                    3.55%, 8/25/00                                   14,850
          3,000     New York State Energy Research &
                    Development Authority VRDB, Series A,
                    Niagara Mohawk Power Project
                    (Toronto-Dominion Bank LOC),
                    4.10%, 4/3/00                                     3,000
         16,725     New York State Environmental Facilities
                    Corp. Eagle Trust (FSA Insured),
                    4.15%, 8/25/00                                   16,725
          8,500     New York State Enviromental Facilities
                    Corp. State Water PCR VRDB
                    (FSA Insured), 3.96%, 4/7/00                      8,500
         15,000     Suffolk County TAN, Series I
                    (Credit Local de France LOC),
                    4.50%, 8/10/00                                   15,029
                                                                  ---------
                                                                    119,366
                                                                  ---------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    North Carolina - 1.6%
         $2,200     Brunswick County IDR PCR VRDB,
                    Series 1996 (AMT), Armada Project
                    (Bank of America LOC),
                    4.10%, 4/7/00                                    $2,200
          5,200     Capital Region Airport Commission
                    Passenger Facilities Charge Revenue VRDB
                    (AMT) (First Union National Bank LOC),
                    4.10%, 4/7/00                                     5,200
          7,000     Catawba County IDR PCR Bonds,
                    Series 1996 (AMT), Hooker Furniture Corp.
                    Project (Bank of America LOC),
                    4.10%, 4/7/00                                     7,000
          3,000     Columbus County Industrial Facilities
                    PCR VRDB, Series 1998 (AMT),
                    Conflandey, Inc. Project (Banque
                    Nationale de Paris LOC),
                    4.15%, 4/7/00                                     3,000
          2,200     Mecklenburg County IDR PCR VRDB,
                    Series 1996 (AMT),
                    SteriGenics International Project
                    (Comerica Bank LOC), 4.05%, 4/7/00                2,200
            315     North Carolina HFA Single Family
                    Revenue Bonds, First Chicago TOB,
                    4.50%, 9/1/00                                       315
          7,385     North Carolina State G.O.
                    Unlimited VRDN, Series A ROC48,
                    3.96%, 4/7/00                                     7,385
          3,400     North Carolina State Ports Authority
                    VRDN, Series 1996 (AMT),
                    Morehead City Terminals, Inc.
                    (Bank of America LOC), 4.10%, 4/7/00              3,400
          8,500     Person County Industrial Facilities
                    & PCR VRDN, Carolina Power & Light,
                    Series 1992 A (Carolina Power &
                    Light Gtd.), 4.05%, 4/7/00                        8,500
          2,300     Person County PCR VRDN (AMT),
                    Carolina Power & Light (SunTrust Bank,
                    Inc. LOC), 4.15%, 4/3/00                          2,300
                                                                  ---------
                                                                     41,500
                                                                  ---------

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    NORTH DAKOTA - 0.5%
         $4,945     North Dakota State HFA Housing
                    Finance Program Bonds,
                    Series PT-1189, P-Floats,
                    4.00%, 10/19/00                                  $4,945
          8,000     North Dakota State HFA Housing
                    Finance Program Home Mortgage Finance
                    Revenue Bonds, Series E (AMT),
                    3.80%, 9/29/00                                    8,000
                                                                  ---------
                                                                     12,945
                                                                  ---------

                    OHIO - 0.8%
          4,200     Clinton County Hospital Revenue Bonds,
                    Ohio Hospital Capital, Inc.
                    Pooled Financing (Fifth Third Bank LOC),
                    4.00%, 4/7/00                                     4,200
          6,185     Dublin Economic Development Revenue
                    Refunding VRDB, Series 2000,
                    Dublin Inn Ltd. Project (Huntington
                    National Bank LOC),
                    4.00%, 4/7/00                                     6,185
          1,000     Ohio State Air Development Authority
                    PCR (AMT), Ohio Edison Co. Project
                    (UBS AG LOC), 4.20%, 5/1/00                       1,000
          6,600     Student Loan Funding Corp. Senior
                    Revenue Refunding Bonds,
                    Series 1998A-1 (AMT),
                    3.90%, 4/7/00                                     6,600
          1,985     Union County Industrial Revenue Bonds
                    (AMT), Union Aggregates Co.
                    Project (PNC Bank LOC),
                    4.10%, 4/7/00                                     1,985
                                                                  ---------
                                                                     19,970
                                                                  ---------

                    OKLAHOMA - 0.7%
          6,700     Oklahoma Development Financing
                    Authority Revenue VRDB, Series A,
                    Oklahoma Hospital Association
                    (CDC Funding Corp. GIC), 4.00%, 4/7/00            6,700
          6,015     Oklahoma HFA SFM Revenue
                    VRDB, Series 1996 B, PT-78,
                    4.01%, 4/7/00                                     6,015
          6,740     Tulsa Airports Improvement Variable
                    Rate Certificates, Series B-1
                    (MBIA Insured), 4.01%, 4/7/00                     6,740
                                                                  ---------
                                                                     19,455
                                                                  ---------
See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    OREGON - 0.8%
         $2,585     Medford Hospital Facilities Authority
                    Revenue Bonds, Series A,
                    Asante Health System (MBIA Insured),
                    4.50%, 8/15/00                                   $2,592
          1,100     Metropolitan Service District Riedel
                    Compost Waste Disposal VRDN (AMT)
                    (U.S. Bank LOC), 4.10%, 4/7/00                    1,100
          7,700     Oregon Economic Development Revenue
                    VRDB, Series 176 (AMT), Cascade Steel
                    Rolling Mills Project (Wells Fargo
                    Bank LOC), 4.00%, 4/7/00                          7,700
          4,500     Oregon Housing & Community Services
                    Department Mortgage SFM Bonds,
                    Series H, 3.48%, 6/29/00                          4,500
          6,600     State of Oregon Revenue VRDN,
                    Series 181 (AMT), Oregon Metal Slitters, Inc.
                    (Key Bank LOC), 4.05%, 4/7/00                     6,600
                                                                  ---------
                                                                     22,492
                                                                  ---------

                    PENNSYLVANIA - 3.9%
            125     Allegheny County Hospital Development
                    Authority VRDN, Series B-1,
                    Presbyterian University Hospital
                    (Bank One, Michigan,  LOC),
                    4.00%, 4/3/00                                       125
                    Allegheny County Hospital VRDN,
                    Presbyterian Health Center (MBIA Insured)
          7,350       Series C, 4.00%, 4/3/00                         7,350
          1,500       Series D, 4.00%, 4/3/00                         1,500
          3,000     Allegheny County IDA VRDN, Sewickley
                    Academy, Series A (PNC Bank LOC),
                    4.00%, 4/7/00                                     3,000
          1,540     Allegheny County Adjustable Rate
                    Bonds, Series C-41, 4.00%, 4/7/00                 1,540
          4,450     Allentown Commercial & IDR VRDB,
                    Diocese of Allentown (First Union
                    National Bank of Charlotte LOC),
                    3.95%, 4/3/00                                     4,450
         12,445     Beaver County IDA PCR VRDN,
                    Series PA-602, Ohio Edison Project
                    (Merrill Lynch & Co., Inc. Gtd.),
                    4.11%, 4/7/00                                    12,445
      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $3,600     Chester County IDA Bonds,
                    Series 1997 (AMT), KAC III Realty Corp.
                    Project (PNC Bank LOC),
                    4.10%, 4/7/00                                    $3,600
         22,495     Delaware Valley Regional Financing
                    VRDB, Merrill Lynch P-Floats,
                    Series 1997 A PT-1004 (AMBAC Insured),
                    4.06%, 4/7/00                                    22,495
          4,000     Geisinger Authority Health System
                    Revenue VRDB, Geisinger System
                    Services, Series 1998, 3.95%, 4/3/00              4,000
          1,380     Lancaster County Solid Waste Revenue
                    Bonds, Series A (AMT) (AMBAC Insured),
                    5.00%, 12/15/00                                   1,386
          4,845     Pennsylvania Convention Center
                    Authority Revenue VRDB, Series A PT-1224
                    (FGIC Insured), 3.96%, 4/7/00                     4,845
          3,500     Pennsylvania Economic Development
                    Financing Authority Economic
                    Development Revenue VRDB,
                    Series 1996 A1-8 (AMT)
                    (PNC Bank LOC), 4.10%, 4/7/00                     3,500
         10,145     Pennsylvania Economic Development
                    Financing Authority Bond,
                    Series 1999 (AMT), Approved Solid
                    Waste Projects (Bayerische Landesbank
                    GIC), 4.10%, 12/15/00                            10,145
          1,100     Pennsylvania Higher Education
                    Assistance Agency Student Loan
                    Adjustable Tender Revenue VRDB,
                    Series 1988E (AMT) (SLMA Insured),
                    4.00%, 4/7/00                                     1,100
          3,050     Pennsylvania Higher Education
                    Assistance Agency Student Loan
                    Revenue VRDB, Series 1994 A (AMT)
                    (SLMA Insured), 4.00%, 4/7/00                     3,050
          3,125     Pennsylvania Housing Financing
                    Agency SFM Revenue Bonds,
                    Series 229 (AMT), 4.16%, 4/7/00                   3,125
          7,000     Philadelphia  Hospitals & Higher
                    Education Facilities VRDN,
                    Jefferson Health System, Series B,
                    4.375%, 3/27/01                                   7,000
          3,000     Philadelphia TRAN, Series 1999-2000 A,
                    4.25%, 6/30/00                                    3,005

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    PENNSYLVANIA - 3.9% (cont'd.)
         $2,200     Quakertown Hospital Authority VRDN,
                    HPS Group Financing (PNC Bank LOC),
                    4.00%, 4/7/00                                    $2,200
          2,800     Washington County IDR Revenue VRDN
                    (AMT), Accutrex Products, Inc.
                    (Mellon Bank LOC), 4.10%, 4/7/00                  2,800
                                                                  ---------
                                                                    102,661
                                                                  ---------

                    SOUTH CAROLINA - 0.4%
          5,400     Cherokee County IDR VRDN,
                    Series 1989 (AMT), Oshkosh Truck
                    Corp. Project (Bank of America LOC),
                    4.05%, 4/7/00                                     5,400
          5,400     South Carolina Jobs Economic
                    Development Revenue VRDB,
                    Virtual Image Technology LLC,
                    Series 1998 (AMT) (Bank of America
                    LOC), 4.15%, 4/7/00                               5,400
                                                                  ---------
                                                                     10,800
                                                                  ---------

                    SOUTH DAKOTA - 1.1%
                    Lawrence County Solid Waste VRDB,
                    Homestake Mining of California
                    (Chase Manhattan Bank LOC)
          6,700       Series 1997-A (AMT), 4.15%, 4/3/00              6,700
          7,870       Series 1997-B, 4.10%, 4/3/00                    7,870
          8,410     South Dakota Economic Development
                    Finance Authority VRDB, Series 1996,
                    Hastings Filters, Inc. Project (Harris Trust
                    & Savings Bank LOC), 4.00%, 4/7/00                8,410
          7,280     South Dakota HDA Homeownership
                    Revenue VRDB, Series 231 (AMT),
                    4.21%, 4/7/00                                     7,280
                                                                  ---------
                                                                     30,260
                                                                  ---------

                    TENNESSEE - 3.4%
          1,300     Dickson County IDR VRDB,
                    Series 1996 (AMT), Tennessee Bun Co.
                    LLC Project (PNC Bank LOC),
                    4.10%, 4/7/00                                     1,300

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------
         $6,000     Jackson City Industrial Development
                    Board Waste Facility VRDB,
                    Series 1995, Florida Steel
                    Corp. Project (Bank of America LOC),
                    4.10%, 4/7/00                                    $6,000
          4,500     Johnson City Health & Education
                    Facilities Refunding VRDB, Series 2000-A
                    (MBIA Insured), 4.00%, 4/7/00                     4,500
          2,100     Knox County G.O. Public
                    Improvement Bonds, 4.50%, 4/1/00                  2,100
         14,815     Memphis-Shelby County Airport
                    Authority Airport Revenue VRDB
                    (AMBAC Insured), 4.05%, 4/7/00                   14,815
         23,175     Metropolitan Nashville & Davidson
                    Counties Electric Revenue VRDN,
                    Citicorp Eagle Trust Series 984201,
                    3.96%, 4/7/00                                    23,175
          1,200     Metropolitan Nashville Health &
                    Education VRDN, Adventist Health
                    Systems, Series 1996-A (SunTrust Bank
                    LOC), 3.95%, 4/7/00                               1,200
          2,000     Morristown City Industrial
                    Development Board VRDN,
                    BOS Automotive Products,
                    Series 1997 (AMT) (Hypo-Vereinsbank
                    LOC), 4.05%, 4/7/00                               2,000
          5,000     Nashville & Davidson County Housing
                    Revenue VRDB (AMT), Old Hickory
                    Towers Project (FHLB LOC),
                    4.00%, 4/7/00                                     5,000
          4,160     Sevier County Public Building Authority
                    Local Government Public
                    Improvement VRDB, Series E-2 (AMT)
                    (AMBAC Insured), 3.95%, 4/7/00                    4,160
                    Sevier County Public Building Authority
                    Local Government Public Improvement
                    VRDB (FSA Insured)
          1,700       Series 4-A-1 (AMT), 4.05%, 4/3/00               1,700
          1,100       Series 4-A-3, 4.00%, 4/3/00                     1,100
          3,000       Series 4-B-6, 4.00%, 4/3/00                     3,000
          1,000     Shelby County Health & Education
                    VRDN, Multifamily Housing-
                    Arbor Lake Project (PNC Bank LOC),
                    4.10%, 4/7/00                                     1,000

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $8,300     Signal Mountain Revenue Refunding
                    VRDB, Alexian Village Project
                    (FSA Insured), 3.85%, 4/7/00                     $8,300
         12,500     Tennessee HDA Homeownership
                    Revenue Bonds, Series PG-2C (AMT),
                    3.57%, 8/15/00                                   12,500
                                                                  ---------
                                                                     91,850
                                                                  ---------

                    TEXAS - 16.7%
         15,400     Austin Airport System VRDN,
                    Series A (AMT) (Morgan Guaranty
                    Trust LOC), 3.90%, 4/7/00                        15,400
                    Austin Utility System Revenue Bonds
                    (Colld. By U.S. Government Securities)
          5,000       10.00%, 5/15/00                                 5,039
          2,000       10.75%, 5/15/00                                 2,016
         14,100     Bastrop Independent School District
                    VRDN, Municipal Securities Trust Receipts,
                    Series 1997 SGB 37 (PSF of Texas Gtd.),
                    3.96%, 4/7/00                                    14,100
         21,350     Brazos River Authority PCR
                    Refunding VRDB, Series C3 (Bank of
                    America Corp. LOC), 3.50%, 6/19/00               21,350
          7,860     Brazos River Authority PCR Refunding
                    Bonds VRDB, Series 1996-A (AMT),
                    Texas Utilities Electric Co. Project
                    (AMBAC Insured), 4.05%, 4/3/00                    7,860
         24,600     Brazos River Authority PCR VRDB,
                    Series 1997-A (AMT), Texas Utilities
                    Electric Co. Project (MBIA Insured),
                    4.15%, 4/3/00                                    24,600
          3,500     Brazos River Harbor District VRDB,
                    Series 1996 (AMT), BASF Corp. Project
                    (BASF Corp. Gtd.), 4.15%, 4/3/00                  3,500
          6,250     Brazos River Harbor Navigation District
                    Brazoria County VRDN (AMT) (BASF
                    Corp. Gtd.), 4.15%, 4/3/00                        6,250
          1,000     Brazos River Harbor Navigation
                    District Revenue Refunding Bonds,
                    Series 1998-A (Dow Chemical Gtd.),
                    4.15%, 4/3/00                                     1,000
          5,000     Calhoun County Navigation IDA
                    VRDN (AMT), Formosa Plastics Corp. USA
                    (Bank of America Corp. LOC),
                    3.95%, 4/7/00                                     5,000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $9,600     Comal Independent School District
                    VRDN, ABN-AMRO MuniTops,
                    Series 99-9 (PSF of Texas Gtd.),
                    4.03%, 4/7/00                                    $9,600
         33,295     Dallas G.O. Refunding VRDB,
                    Morgan Stanley Floating Rate
                    Certificates, Series 93, 3.96%, 4/7/00           33,295
          3,000     Dallas Ft. Worth Regional Airport
                    Revenue Refunding Bonds,
                    Citibank TOB, Series A
                    (FGIC Insured), 4.05%, 5/1/00                     3,000
          7,700     Denton County Independent School
                    District G.O.Bonds, Series B
                    (PSF of Texas Gtd.), 3.65%, 8/15/00               7,700
          3,500     El Paso City Housing Financing Corp.
                    VRDB, Series 1993 (AMT), Viva
                    Apartments Project (General Electric
                    Corp. LOC), 4.10%, 4/7/00                         3,500
          7,850     Galveston County Housing Finance
                    Corp. SFM VRDN, P-Floats, Series PT-205
                    (Colld. by FNMA & GNMA),
                    4.01%, 4/7/00                                     7,850
          8,400     Greater Texas Student Loan
                    Revenue Bonds, Series A (AMT)
                    (SLMA LOC), 4.22%, 2/1/01                         8,400
                    Gulf Coast Waste Disposal Authority
                    Notes, BP Amoco PLC Project
                    (BP Amoco Oil Co. Gtd.)
          4,600       3.75%, 4/1/00                                   4,600
          4,200       Series 1994 (AMT) 4.05%, 4/3/00                 4,200
          4,525     Harris County Development Corp.
                    IDR VRDB, North American Galvanizing,
                    Series 2000 (AMT) (Bank One LOC),
                    4.10%, 4/7/00                                     4,525
         15,300     Harris County Health Facilities
                    Development Corp. Revenue VRDB,
                    Methodist Hospital, Series 1994,
                    3.95%, 4/3/00                                    15,300
          1,600     Harris County Industrial Development
                    Corp. Solid Waste Disposal Revenue
                    VRDB, Series 1999 (Exxon Mobil Corp.
                    Gtd.), 4.10%, 4/3/00                              1,600
         20,910     Harris County G.O. Subordinate Lien
                    Toll Road VRDB, Series 1999,
                    4.00%, 4/7/00                                    20,910

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    TEXAS - 16.7% (cont'd.)
        $20,420     Harris County Toll Road Unlimited
                    Tax Revenue VRDN, Citicorp Eagle Trust
                    No. 954302, Series 1994-A,
                    3.96%, 4/7/00                                   $20,420
         11,880     Harris County Toll Road Unlimited
                    Tax Subordinate Lien Revenue VRDN,
                    Series CR138, 3.96%, 4/7/00                      11,880
          9,485     Houston Higher Education Financing
                    Authority VRDB, Soc Gen Municipal
                    Trust No. 83, Rice University Project,
                    4.03%, 4/7/00                                     9,485
          7,240     Lower Colorado River Authority
                    Revenue Bonds, Series A
                    (AMBAC Insured), 4.00%, 11/9/00                   7,240
          2,100     North Texas Higher Educational
                    Authority Student Loan Revenue VRDB,
                    Series 1996-C (AMT) (AMBAC Insured),
                    3.95%, 4/7/00                                     2,100
         10,000     Nueces River Authority Water Supply
                    VRDN, Series 97430, Corpus Christi Lake
                    Project (FSA Insured),
                    3.96%, 4/7/00                                    10,000
          5,000     Port Arthur Navigation District
                    Revenue VRDN, Series 1998 (AMT),
                    BASF Corp. Project (BASF Corp. Gtd.),
                    4.15%, 4/3/00                                     5,000
         18,425     Port Arthur Navigation District VRDN,
                    Series 1998 (AMT), Fina Oil & Chemical
                    Co. Project (FINA, Inc. Gtd.),
                    4.20%, 4/3/00                                    18,425
                    Port of Corpus Christi VRDN (AMT),
                    Koch Refining Co. Project
                    (Koch Industries Gtd.)
         22,200       3.95%, 4/7/00                                  22,200
         23,000       Series 1996, 3.95%, 4/7/00                     23,000
          9,000     Spring Branch G.O. VRDB
                    (PSF of Texas Gtd.), 3.96%, 4/7/00                9,000
         35,000     State of Texas TRAN,
                    Series A, 4.50%, 8/31/00                         35,110

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $4,015     Texas A&M University Financing
                    System Revenue Bonds, Morgan Stanley
                    Floating Rate Trust Certificates 2000,
                    Series 300, 4.01%, 4/7/00                        $4,015
          4,420     Texas Department of Housing &
                    Community Affairs Residential Mortgage
                    Revenue Bonds, PT-1192 P-Floats,
                    4.00%, 10/12/00                                   4,420
          5,781     Texas Dept of Housing & Community
                    Affairs SFM VRDB, Merrill P-Floats
                    PA-128 (MBIA Insured),
                    3.85%, 8/10/00                                    5,781
         14,995     Travis County Health Facilities
                    Ascension Health Bonds,
                    B - ROC II-R, Series 1999-6
                    (MBIA Insured), 3.96%, 4/7/00                    14,995
         12,590     University of Texas Financing
                    System VRDN, Series B, 3.98%, 4/7/00             12,590
                                                                  ---------
                                                                    446,256
                                                                  ---------

                    UTAH - 2.0%
          4,800     Intermountain Power Agency Supply
                    Revenue VRDN, Eagle Trust CR-331
                    (FSA Insured), 3.96%, 4/7/00                      4,800
          2,500     Intermountain Power Agency Supply
                    Revenue Bonds, Series 1985-B
                    (Colld. By U.S. Government Securities),
                    10.375%, 7/1/00                                   2,568
         15,400     Intermountain Power Agency VRDN
                    (AMBAC Insured), 3.55%, 4/13/00                  15,400
          7,665     Intermountain Power Agency
                    Revenue VRDB, Merrill Soc Gen
                    Trusts, Series 1995 SG-6 (FSA Insured),
                    3.96%, 4/7/00                                     7,665
            500     Salt Lake City Suburban Apartment
                    Revenue VRDB, Series 1996-A
                    (UBS AG LOC), 3.95%, 4/7/00                         500
          8,340     Utah HFA SFM Bonds,
                    Series PT-236, 4.00%, 10/19/00                    8,340
         13,300     Utah Housing Financing Agency VRDN,
                    Series 1999-4 (AMT), 4.00%, 4/7/00               13,300
                                                                  ---------
                                                                     52,573
                                                                  ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    VERMONT - 0.8%
                    Vermont Housing Finance Agency
                    Single Family Housing Notes (AMT)
         $4,250       Series 10C, 3.15%, 4/28/00                     $4,250
         17,500       Series 12C, 4.25%, 3/9/01                      17,500
                                                                  ---------
                                                                     21,750
                                                                  ---------

                    VIRGINIA - 2.2%
          3,700     Botetourt County IDA IDR VRDN (AMT),
                    Valley Forge Co. Project (Harris Trust &
                    Savings Bank LOC), 4.05%, 4/7/00                  3,700
          2,060     Emporia City IDA IDR Bonds,
                    Series 1999 (AMT) (Bank of America
                    LOC), 4.10%, 4/7/00                               2,060
          3,600     Halifax County IDA VRDN,
                    Series 1998 (AMT), D-Scan, Inc. Project
                    (Bank of America LOC),
                    4.10%, 4/7/00                                     3,600
         12,300     Norfolk City G.O. Bonds,
                    Eagle Trust Series 944601, 3.96%, 4/7/00         12,300
          3,550     Roanoke IDA VRDB, Carilion Health
                    System Obligated Group, Series 97A,
                    4.00%, 4/3/00                                     3,550
          4,000     Town of Louisa IDA Bonds,
                    Virginia Electric & Power Co. Project
                    (Virginia Electric Power Co. Gtd),
                    3.85%, 4/20/00                                    4,000
          4,700     Town of Louisa PCR Bonds
                    (Virginia Electric Power Co. Gtd),
                    3.95%, 4/4/00                                     4,700
          3,400     Virginia College Building Authority Bonds,
                    Equipment Leasing Program,
                    4.25%, 2/1/01                                     3,400
          5,560     Virgina Commonwealth Transportation
                    Board Revenue VRDB, US Route 58
                    Corridor, Eagle Trust Series 994601,
                    3.96%, 4/7/00                                     5,560
         15,615     Virginia State G.O. Bonds,
                    Citicorp Eagle Trust Series 954601,
                    3.96%, 4/7/00                                    15,615
                                                                  ---------
                                                                     58,485
                                                                  ---------

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    WASHINGTON - 4.7%
        $10,000     Chelan County Public Utilities District
                    No. 1 VRDN, Series A,
                    4.05%, 4/7/00                                   $10,000
          1,200     Kent City Economic Development
                    Corp. IDR VRDN, Associated Grocers
                    Project (Bank of America LOC),
                    4.50%, 4/7/00                                     1,200
          1,550     King County G.O. Public Transportation
                    Sales Tax Bonds, 4.625%, 12/1/00                  1,555
          9,525     King County Sewer Revenue VRDB,
                    Merlot Series 2000 E
                    (FGIC Insured), 4.10%, 4/7/00                     9,525
          3,215     Port of Seattle G.O. VRDN,
                    Series 23 (AMT), 4.06%, 4/7/00                    3,215
          2,075     Snohomish County G.O. Refunding
                    Bonds, School District No. 15
                    (FGIC Insured), 4.50%, 12/1/00                    2,080
          1,500     Washington Health Care Facilities
                    Authority VRDN, Fred Hutchinson
                    Cancer Research Center, Series B
                    (Morgan Guaranty Trust Co. LOC),
                    4.10%, 4/3/00                                     1,500
         21,200     Washington Public Power Supply
                    System Revenue VRDN,
                    Citicorp Eagle Trust Series 944701,
                    4.06%, 4/7/00                                    21,200
         21,700     Washington State G.O. Refunding VRDB,
                    Eagle Trust Series 1993-C,
                    3.96%, 4/7/00                                    21,700
         11,950     Washington State G.O. VRDN,
                    Smith Barney SGB-13, Series 1993 B,
                    3.96%, 4/7/00                                    11,950
          2,805     Washington State Health Facilities
                    Authority Revenue Bonds,
                    Virginia Mason Medical Center,
                    Series 1997 A (MBIA Insured),
                    4.75%, 8/15/00                                    2,813
          4,000     Washington State Housing
                    Finance Commision Single Family
                    Program Notes, Series 1A-S (AMT),
                    4.20%, 2/1/01                                     4,000
          7,000     Washington State Housing
                    Finance Commission
                    Mortgage Revenue VRDB, Inglenook
                    Court, Series 1995 (AMT)
                    (Colld. by FHLMC), 3.95%, 4/7/00                  7,000

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS -
                    97.9% (CONT'D.)

                    WASHINGTON - 4.7% (CONT'D.)
         $4,300     Washington State Housing Finance
                    Commision Mortgage Revenue VRDB,
                    Wandering Creek, Series 1995 (AMT)
                    (Colld. by FHLMC) 3.95%, 4/7/00                  $4,300
          4,675     Washington State Housing Finance
                    Community Single Family Program
                    Revenue Notes (AMT), 3.85%, 10/10/00              4,675
         11,355     Washington State Public Power Supply
                    System Revenue Bonds,
                    Series A, Project I1 (Colld. By U.S.
                    Government Securities),
                    7.375%, 7/1/00                                   11,676
          6,000     Washington State Public Power Supply
                    System Revenue Refunding Bonds,
                    Series B, Project No. 3, 7.10%, 7/1/00            6,051
                                                                  ---------
                                                                    124,440
                                                                  ---------

                    WEST VIRGINIA - 0.6%
          2,300     Brooke County IDR VRDB,
                    Series 1997 (AMT), Star-Kist Foods, Inc.
                    Project (H. J. Heinz Co. Gtd.),
                    4.10%, 4/7/00                                     2,300
          3,300     Marion County Solid Waste Disposal
                    Revenue VRDB, Series B (AMT),
                    Granttown Project (National
                    Westminster Bank LOC), 3.95%, 4/7/00              3,300
          2,000     Ritchie County IDR VRDN (AMT),
                    Simonton Building Products
                    (PNC Bank LOC), 4.10%, 4/7/00                     2,000
          4,500     West Virginia Economic Development
                    Authority IDR VRDN, Series 1999 (AMT),
                    Rubberlite, Inc. Project
                    (Bank of America LOC), 4.10%, 4/7/00              4,500
          5,000     West Virginia Water Development
                    Authority Bonds, Water Development
                    Revenue Loan Program II, Series A
                    (Colld. By U.S. Government Securities),
                    7.70%, 11/1/00                                    5,202
                                                                  ---------
                                                                     17,302
                                                                  ---------

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    WISCONSIN - 5.0%
         $4,225     Altoona School District BAN,
                    3.70%, 4/1/00                                    $4,225
          5,050     Edgerton School District BAN,
                    4.45%, 9/25/00                                    5,056
          3,150     Menomonie Area School District BAN,
                    4.25%, 11/1/00                                    3,150
          5,000     Milwaukee City Promissory Notes,
                    Series 2000 A, 4.00%, 4/7/00                      5,000
          5,000     Milwaukee Metropolitan Sewerage
                    District Bonds, Series A,
                    4.25%, 10/1/00                                    5,002
          5,515     Milwaukee Metropolitan Sewerage District
                    G.O. Refunding Bonds,
                    P-Float PT-1173, Series 1997 A,
                    4.20%, 9/14/00                                    5,515
          5,675     Milwaukee Redevelopment Authority
                    VRDN, Washington Square Phase III,
                    Series 1986 (AMT) (LaSalle National
                    Bank LOC), 4.00%, 4/7/00                          5,675
          2,950     Milwaukee Redevelopment Authority
                    Refunding VRDB, Starline Manufacturing,
                    Inc., Series 1996 (Harris Trust &
                    Savings Bank LOC), 4.05%, 4/7/00                  2,950
          4,000     Milwaukee Short Term School VRDN,
                    Trust Receipts Certificates, Series 99B,
                    4.00%, 4/7/00                                     4,000
          5,500     Monroe School District BAN,
                    4.40%, 6/12/00                                    5,504
          5,325     Oak Creek IDR VRDB,
                    Series 1999 A (AMT), Fort Howard Steel,
                    Inc. Project (Bank One LOC),
                    4.10%, 4/7/00                                     5,325
          4,290     Pewaukee IDR VRDB,
                    Series 1992 (AMT), HUSCO
                    International, Inc. Project
                    (Bank One LOC), 4.00%, 4/7/00                     4,290
            850     Sheboygan PCR Bonds, Series 1995,
                    Wisconsin Electric Power Co. Project
                    (Wisconsin Electric Co. Gtd.),
                    3.95%, 4/7/00                                       850
          4,000     Whitewater Unified School District BAN,
                    4.40%, 9/11/00                                    4,004

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

        $11,550     Wisconsin Clean Water Revenue Bonds,
                    ML P-Floats PT-1181, Series 1999,
                    3.85%, 8/24/00                                 $ 11,550
                    Wisconsin G.O. CP Notes,
          3,000       4.00%, 6/15/00                                  3,000
          9,138       4.00%, 6/16/00                                  9,138
          4,000     Wisconsin Health & Education Facilities
                    Authority Revenue Bonds,
                    Medical College of Wisconsin, Series 1
                    (Colld. By U.S. Government Securities),
                    7.25%, 12/1/00                                    4,135
            797     Wisconsin Health & Education Revenue
                    VRDB, Sinai Samaritan Medical Center,
                    Series 94 A (Marshall & Ilsley Bank LOC),
                    3.98%, 4/7/00                                       797
          5,000     Wisconsin Housing & Economic
                    Development Authority Home Ownership
                    Revenue Bonds, Series I (AMT),
                    3.55%, 8/15/00                                    5,000
         10,000     Wisconsin Housing & Economic
                    Development Authority Revenue
                    Floating Rate Trust Receipts,
                    Series 1997 (AMT), 4.15%, 4/7/00                 10,000
         30,000     Wisconsin Housing & Economic
                    Development Authority Single Family
                    Drawdown Revenue VRDB, Series PT-323,
                    4.06%, 4/7/00                                    30,000
                                                                  ---------
                                                                    134,166
                                                                  ---------

                    WYOMING - 0.4%
          1,500     Lincoln County PCR VRDB,
                    Pacificorp Project, 4.00%, 4/7/00                 1,500
          8,650     Lincoln County PCR VRDN,
                    Series A (AMT), Exxon Project,
                    4.10%, 4/3/00                                     8,650
                                                                  ---------
                                                                     10,150
                                                                  ---------

                    MULTIPLE STATES POOLED SECURITIES - 1.3%
         14,805     Pooled Puttable Float Option (AMT),
                    Series PPT-7D (Backed by Various
                    Housing Agencies), 4.50%, 4/3/00                 14,805
          4,620     Pooled Puttable Float Option (AMT),
                    Series PT6 (Backed by Various Housing
                    Agencies), 3.70%, 5/11/00                         4,620

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

           $930     Pooled Puttable VRDN, Series PPT2
                    (Backed by Alaska HFA & South
                    Dakota HDA), 3.92%, 4/5/00                         $930
         14,555     Greystone County Variable Rate Senior
                    Certificate Trust, Series 1998-1 (Credit
                    Suisse First Boston LOC), 4.08%, 4/7/00          14,555
                                                                  ---------
                                                                     34,910
                                                                  ---------

                    Total Municipal Investments
                    (Cost $2,612,590)                             2,612,590
                                                                  ---------

  NUMBER
  OF SHARES
  (000S)
---------------

                    OTHER - 0.3%

          1,425     AIM Tax Free Money Market Fund                    1,425
            800     Dreyfus Tax-Exempt Cash
                    Management Fund                                     800
          2,824     Federated Municipal Obligations Fund              2,824
          1,544     Federated Tax Free Trust Money
                    Market Fund No. 15                                1,544
            500     Federated Tax Free Trust Money
                    Market Fund No. 73                                  500
          1,019     Provident Municipal Cash Fund (AMT)               1,019
            298     Provident Municipal Fund                            298
                                                                  ---------


                    Total Other
                    (Cost $8,410)                                     8,410
                                                                  ---------

                    Total Investments - 98.2%
                    (Cost $2,621,000)                             2,621,000

                    Other Assets less Liabilities - 1.8%             47,096
                                                                  ---------

                    NET ASSETS - 100.0%                          $2,668,096
                                                                ===========

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

CALIFORNIA MUNICIPAL MONEY MARKET FUND


      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS - 100.0%

                    CALIFORNIA  - 90.7%
         $2,000     Adelanto Public Utilities Authority
                    Revenue Bonds, Series 2000 B, Utility
                    System Project (California State
                    Teachers Retirement System LOC),
                    3.30%, 4/7/00                                    $2,000
         10,000     Alameda County California
                    Board of Education TRAN,
                    3.50%, 6/30/00                                    9,999
          2,500     Anaheim Union High School
                    District COP, 1999 School
                    Facility Bridge (FSA Insured),
                    3.25%, 4/7/00                                     2,500
         11,500     California Health Facilities
                    Financing Authority FRN,
                    Morgan Stanley Muni Trust,
                    Series 1998-26, Kaiser Permanente
                    (FSA Insured), 3.41%, 4/7/00                     11,500
            300     California Health Facilities
                    Financing Authority Revenue Bonds,
                    Series 1991, Children's Hospital
                    (MBIA Insured), 3.15%, 4/7/00                       300
          4,000     California HFA Home Mortgage
                    Revenue Bonds Series D (AMT),
                    3.02%, 4/30/00                                    4,000
                    California HFA Home Mortgage
                    Revenue FRN,
          1,200       Series 1991G, Merrill
                      P-Floats PT-40D, 3.41%, 4/7/00                  1,200
          1,180       Series 1993 B, Merrill P-Floats PT-14,
                      3.36%, 4/7/00                                   1,180
          7,385     California HFA Housing Revenue FRN,
                    Series A-2 PT-258, Single Family
                    Mortgage Bonds, 3.41%, 4/7/00                     7,385
          7,125     California HFA Multifamily Housing
                    Revenue FRN, Series III-D (AMT)
                    (Morgan Guaranty Trust Co. LOC),
                    3.40%, 4/7/00                                     7,125
          2,900     California HFA Multi-Unit Housing
                    Revenue FRN, Series 92A CR-231
                    (MBIA Insured), 3.65%, 8/8/00                     2,900

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $3,650     California Pollution Control Finance
                    Authority Revenue Bond, Series 1997 B
                    (AMT), Air Products Manufacturing Co.
                    (Air Products & Chemicals Corp. Gtd.),
                    3.35%, 4/7/00                                    $3,650
          7,995     California Rural Home Mortgage
                    Finance Authority, Series B (AMT), PT-346,
                    (Colld. By U.S. Government Securities),
                    3.41%, 4/7/00                                     7,995
          1,600     California School Facilities Financing
                    Corp. COP, Series D (KBC Bank LOC),
                    3.25%, 4/7/00                                     1,600
          7,455     California State Department of Water
                    Resources VRDN, ML/SG Muni Trust
                    Receipts, Series SG-5, CVP, 3.36%, 4/7/00         7,455
          5,200     California State Economic Development
                    Finance Authority, Series 1998 D, California
                    Independent Systems Operator Corp.
                    (Bank of America LOC), 3.30%, 4/7/00              5,200
         20,190     California State G.O. Bank of America
                    Corp. Variable Rate Certificate, Series 1997
                    H (Colld. By U.S. Government Securities),
                    3.96%, 4/7/00                                    20,190
                    California State G.O., Citibank TOB
                    (FGIC Insured)
          7,900       Series CR-52, 3.71%, 4/7/00                     7,900
          2,000       Series 5027 C, 3.71%, 4/7/00                    2,000
          5,000     California State G.O., Eagle Trust,
                    Series 990501, 3.46%, 4/7/00                      5,000
          9,640     California State G.O. Refunding Bonds,
                    PT 1194, 3.70%, 10/19/00                          9,640
          1,400     California State PCR Bond,
                    Series C, Southern California Edison Project
                    (Southern California Edison Corp. Gtd.),
                    3.70%, 4/3/00                                     1,400
          2,600     California State Public Works Board
                    Series 2000-B Bank of America Variable Rate
                    Certificates, Series 1993 - A, University
                    of California (MBIA Insured),
                    3.41%, 4/7/00                                     2,600
         13,800     California State Universities & Colleges
                    Revenue Bonds, Various Series
                    (AMBAC Insured), 4.00%, 4/7/00                   13,800
         10,120     California State Various Purpose G.O.
                    Bonds, Series 1997, Merrill Floating
                    Rate Receipts SG-91 (FGIC Insured),
                    3.36%, 4/7/00                                    10,120


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $5,000     California State Veterans G.O., Merlot
                    Series 2000A (AMBAC Insured),
                    3.70%, 4/7/00                                    $5,000
          5,000     California State Veterans G.O. Bonds,
                    Merlot Series 1999 - M, 3.70%, 4/7/00             5,000
          3,500     California Statewide Community
                    Development Authority IDR Bonds,
                    Series 1998 A (AMT)  A & B Die Casting Co.
                    (Bank of America LOC), 3.40%, 4/7/00              3,500
            800     California Statewide Community
                    Development Authority,
                    Series C (AMT), Nichols Pistachio Project,
                    (Bank of America LOC), 3.40%, 4/7/00                800
          1,200     California Statewide Community
                    Development Authority
                    Multifamily Housing Revenue Bond,
                    Series S (AMT), Concord Green
                    Apartments (FHLB San Francisco LOC),
                    3.25%, 4/7/00                                     1,200
          1,100     California Statewide Community
                    Development Authority Solid Waste
                    Facilities Revenue Bonds,
                    Chevron USA, Inc. Project,
                    Series 1999 (AMT) (Chevron Oil Corp. Gtd.),
                    3.40%, 4/3/00                                     1,100
          2,500     Campbell Union School District G.O.
                    TRAN, Series 1999,
                    4.25%, 11/1/00                                    2,510
          1,100     Chico Multifamily Housing Revenue
                    Bonds, Series 1993 A, Ceres Plaza
                    Project (Chase Manhattan Bank LOC),
                    3.25%, 4/7/00                                     1,100
          7,250     Chula Vista IDR Bond, Series
                    1996 B (AMT), San Diego Gas & Electric Co.,
                    3.75%, 4/3/00                                     7,250
         17,835     Contra Costa County Home Mortgage
                    Revenue Bank of America Variable
                    Rate Certificates, Series 1997 C
                    (Colld. by U.S. Government Securities),
                    3.41%, 4/7/00                                    17,835
          1,900     Contra Costa County Multifamily
                    Housing Revenue Bonds, Delta Square
                    Apartments (Colld. by FNMA),
                    3.25%, 4/7/00                                     1,900

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $7,600     Contra Costa County Multifamily
                    Housing Revenue Bonds (AMT),
                    Lafayette Town Center Apartments
                    (Colld. by FNMA), 3.15%, 4/7/00                  $7,600
          4,000     Desert Sands California Unified
                    School District 1999 TRAN,
                    3.50%, 7/7/00                                     4,004
          5,000     Elk Grove California Unified School
                    District 1999-2000 TRAN,
                    4.50%, 6/30/00                                    5,013
          3,000     Hayward California Multifamily Housing
                    Revenue Bonds, Series 1984 A, Shorewood
                    Apartment Project (FGIC Insured),
                    3.15%, 4/7/00                                     3,000
            300     Irvine California Assessment District
                    No. 89-10 (National Westminster
                    Bank LOC), 3.40%, 4/3/00                            300
          1,500     Irvine California Assessment District
                    No. 94-13, Oak Creek Limited Obligation
                    Improvement Bonds (Canadian Imperial
                    Bank LOC), 3.40%, 4/3/00                          1,500
                    Kern County Public Facilities Project COP
                    (Bayerische Landesbank LOC)
          2,850       Series A, 3.15%, 4/7/00                         2,850
            400       Series C, 3.15%, 4/7/00                           400
          2,700     Livermore Multifamily Housing Revenue
                    Bond, Series A (AMT), Portola Meadows
                    Apartments (Bank of America LOC),
                    3.35%, 4/7/00                                     2,700
          4,300     Los Angeles Community Redevelopment
                    VRDN, Promenade Towers (Barclays Bank
                    LOC), 3.05%, 4/7/00                               4,300
          1,525     Los Angeles Convention and Exhibition
                    Center Revenue VRDN, Series 1993 PA-88
                    (MBIA Insured), 3.36%, 4/7/00                     1,525
            300     Los Angeles County Metropolitan
                    Transportation Authority Refunding
                    Bond, ML/SG Muni Trust, SGB-1,
                    Union Station Project (FSA Insured),
                    3.46%, 4/7/00                                       300
          3,000     Los Angeles County Schools Pooled
                    Financing Program TRAN, Series 1999 A,
                    4.00%, 6/30/00                                    3,006
          1,300     Los Angeles County TRAN,
                    Series 1999-2000, 4.00%, 6/30/00                  1,300
          3,400     Moorpark Unified School District
                    1999-2000 TRAN, 3.50%, 6/30/00                    3,400

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

                    MUNICIPAL INVESTMENTS - 100.0%
                    (CONT'D.)

                    CALIFORNIA - 90.7% (cont'd.)
         $6,000     Moreno Valley Unified School
                    District 1999-2000 TRAN,
                    4.00%, 6/30/00                                   $6,009
          2,000     Mountain View Los Altos Unified
                    High School District 1999 TRAN,
                    3.50%, 6/30/00                                    2,002
          2,000     Mountain View Unified School
                    District 1999 TRAN,
                    3.50%, 6/30/00                                    2,002
          3,000     Oakland California Revenue Bonds,
                    Merlot Series 2000 M (AMBAC Insured),
                    3.70%, 4/7/00                                     3,000
          9,900     Orange County Apartment Development
                    Housing Revenue Bonds (AMT),
                    Wood Canyon Villas Issue B of 1991
                    (Bank of America LOC),
                    3.30%, 4/7/00                                     9,900
            900     Orange County Apartment Development
                    Revenue Bonds, Series 1992 C, Pointe
                    Niguel Project (Colld. by FHLMC),
                    3.20%, 4/7/00                                       900
          1,000     Orange County Sanitation Districts
                    1-3, 5-7 & 11, Series 1993 A
                    (AMBAC Insured),
                    3.40%, 4/3/00                                     1,000
            650     Orange County Sanitation Districts
                    1-3, 5-7, 11, 13 & 14 COP (National
                    Westminster Bank LOC),
                    3.40%, 4/3/00                                       650
          5,000     Peninsula Corridor Joint Powers
                    Farebox Revenue Bonds, Series A,
                    4.45%, 10/13/00                                   5,026
          3,600     Perris Unified High School
                    District 1999-2000 TRAN,
                    3.50%, 6/30/00                                    3,600
          1,080     Placer County Office of Education TRAN,
                    4.125%, 10/1/00                                   1,083
          4,390     Regents of the University of California
                    Refunding Revenue Bonds, Series C, ML/SG
                    Muni Trust, SG-24 (AMBAC Insured),
                    3.36%, 4/7/00                                     4,390

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $1,041     Riverside County Multifamily Housing
                    Revenue FRN, Series A, Ambergate
                    Apartments (Union Bank of California
                    LOC), 3.40%, 4/7/00                              $1,041
          2,400     Rocklin Unified School District TRAN,
                    4.125%, 10/1/00                                   2,406
          6,800     Sacramento City Finance Authority
                    Lease Revenue Refunding Bond,
                    Series 1997 SAK 18 (AMBAC Insured),
                    4.00%, 4/7/00                                     6,800
          3,100     Sacramento-Yolo Port District VRDN,
                    Series 1997 A (AMT), California Free
                    Trade Zone Project (Wells Fargo & Co.
                    LOC), 3.30%, 4/7/00                               3,100
          8,000     San Bernardino County 1999 TRAN,
                    3.75%, 9/29/00                                    8,009
          8,000     San Bernardino Unified School District
                    1999 TRAN, 4.25%, 12/7/00                         8,024
          7,005     San Diego County 1999 TRAN,
                    5.00%, 9/29/00                                    7,059
          3,955     San Diego Public Facilities Financing
                    Authority Sewer Revenue Bonds, ML/SG
                    Muni Trust SG-14 (AMBAC Insured),
                    3.36%, 4/7/00                                     3,955
          5,000     San Diego Unified School District
                    1999-2000 TRAN, 4.25%, 9/29/00                    5,021
          6,000     San Francisco City and County Airport
                    Commission International Airport
                    Revenue FRN, Susquehanna
                    Structured Projects SSP-4 (AMBAC Insured),
                    3.43%, 4/7/00                                     6,000
         12,500     San Francisco City and County
                    Redevelopment Agency (AMT),
                    1999 C Multifamily Housing Bonds,
                    3rd & Mission (Hypo Vereinsbank
                    LOC), 3.20%, 4/7/00                              12,500
          4,975     San Francisco City and County
                    Variable Rate Certificates,
                    Series 1996-AA6 (FGIC Insured),
                    3.91%, 4/7/00                                     4,975
            445     Santa Clara County Housing Authority
                    VRDN, Series A (AMT),
                    Multifamily Avenida Espana Gardens
                    (Union Bank of California LOC),
                    3.75%, 4/7/00                                       445

See Notes to the Financial Statements.

      PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
---------------------------------------------------------------------------

         $4,000     Solano County TRAN, Series B,
                    4.50%, 12/15/00                                  $4,019
          1,061     Tustin Limited Tax G.O.
                    Improvement Bonds,
                    Series A, Reassessment District 95-2
                    (KBC Bank LOC), 3.40%, 4/3/00                     1,061
          6,400     Victor Valley Joint Unified High School
                    District 1999 TRAN, 4.25%, 11/15/00               6,422
          4,000     Watereuse Finance Authority
                    Revenue Bonds (FSA Insured),
                    3.25%, 4/7/00                                     4,000
          1,300     West Riverside County Wastewater
                    Authority Revenue Bonds, Wastewater
                    Treatment System (National Westminster
                    Bank LOC), 3.40%, 4/3/00                          1,300
          4,015     Windsor Multifamily Housing
                    Revenue Bonds, Series 1995 A (AMT),
                    Oakmont at Windsor Project
                    (Chase Manhattan Bank LOC),
                    3.35%, 4/7/00                                     4,015
                                                                  ---------
                                                                    366,746
                                                                  ---------

                    PUERTO RICO - 9.3%
                    Government Development Bank for
                    Puerto Rico Tax-Exempt CP
         10,000       3.25%, 4/6/00                                  10,000
          3,000       3.50%, 4/7/00                                   3,000
          4,000       3.70%, 4/11/00                                  4,000
          4,300       2.95%, 4/14/00                                  4,300
          1,150       3.35%, 4/20/00                                  1,150
          4,000       3.40%, 5/4/00                                   4,000
          2,238       3.00%, 5/15/00                                  2,238
          2,000       3.60%, 8/25/00                                  2,000
          4,300     Puerto Rico Commonwealth Highway
                    and Transportation Authority TRB
                    Series A, (AMBAC Insured),
                    3.25%, 4/7/00                                     4,300
          3,000     Puerto Rico Industrial Medical &
                    Environmental PCR Bonds,
                    Series 1983 A, Merck & Co.,
                    (Merck & Co. Gtd.),
                    3.80%, 12/1/00                                    3,000
                                                                  ---------
                                                                     37,988
                                                                  ---------

                    Total Municipal Investments
                    (cost $404,734)                                 404,734
                                                                  ---------

     NUMBER
     OF SHARES                                                        VALUE
     (000S)                                                          (000S)
---------------------------------------------------------------------------

                    OTHER - 0.1%

            153     Federated Tax-Exempt
                    Money Market Fund No. 80                           $153
            113     Provident California
                    Money Fund No. 52                                   113
                                                                  ---------

                    Total Other (cost $266)                             266
                                                                  ---------
                    Total Investments - 100.1%
                    (cost $405,000)                                 405,000

                    Liabilities less Other Assets - (0.1)%            (383)
                                                                  ---------

                    NET ASSETS - 100.0%                            $404,617
                                                                  =========

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2000

FIXED INCOME FUNDS

                                                                      SHORT-                      CALIFORNIA        FLORIDA
                                                          U.S.     INTERMEDIATE INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
AMOUNTS IN THOUSANDS,                                    GOV'T.     U.S. GOV'T.  TAX-EXEMPT       TAX-EXEMPT       TAX-EXEMPT
EXCEPT PER SHARE DATA                                     FUND         FUND         FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (cost $358,171, $64,065,
       $679,361, $91,869, $44,979, $643,112, $511,399,
       $66,399, $123,394, $15,235, $22,652
       and $165,703, respectively)                     $346,683      $62,934      $670,655         $92,723          $44,761
    Cash and foreign currencies                               7            4             -              47                -
    Income receivable                                     3,132          760         9,491           1,248              629
    Receivable for securities sold                            -            -         4,453             524                -
    Receivable for fund shares sold                         299           49            58              34                -
    Receivable from Adviser                                  13            5            23               5                3
    Prepaid and other assets                                  5            2             7               2                -
------------------------------------------------------------------------------------------------------------------------------
           Total Assets                                 350,139       63,754       684,687          94,583           45,393
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
    Cash Overdraft                                            -            -             -               -            1,076
    Dividends payable                                       247           51           391              56               24
    Payable for securities purchased                          -            -         4,810           2,015            2,289
    Payable for fund shares redeemed                      1,033          197             2               -                -
    Accrued investment advisory fees                         50            9            91              12                6
    Accrued administration fees                              10            2            19               3                1
    Accrued custody and accounting fees                       -            -             1               -                2
    Accrued transfer agent fees                               7            1            13               2                1
    Accrued registration fees and other liabilities          51           26            89              25               18
------------------------------------------------------------------------------------------------------------------------------
           Total Liabilities                              1,398          286         5,416           2,113            3,417
------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                         $348,741      $63,468      $679,271         $92,470          $41,976
==============================================================================================================================

ANALYSIS OF NET ASSETS:
    Capital stock                                      $361,930      $65,019      $690,235         $91,592          $42,941
    Undistributed (distributions in
       excess of) net investment income                     455            -            77               -                -
    Undistributed net realized gains
       (losses) on investments and
       foreign currency transactions                    (2,156)        (420)       (2,335)              24            (747)
    Net unrealized appreciation (depreciation)
       on investments and foreign
       currency transactions                           (11,488)      (1,131)       (8,706)             854            (218)
    Net unrealized gains on translation of assets and
       liabilities denominated in foreign currencies          -            -             -               -                -
------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                         $348,741      $63,468      $679,271         $92,470          $41,976
==============================================================================================================================

SHARES OUTSTANDING ($.0001 PAR VALUE,
    UNLIMITED AUTHORIZATION)                             35,886        6,416        68,432           9,229            4,170

NET ASSET VALUE, REDEMPTION AND
    OFFERING PRICE PER SHARE                              $9.72        $9.89         $9.93          $10.02           $10.07
------------------------------------------------------------------------------------------------------------------------------


FIXED INCOME FUNDS

                                                                                                INT'L.      HIGH         HIGH
                                                   FIXED                 ARIZONA  CALIFORNIA    FIXED       YIELD       YIELD
AMOUNTS IN THOUSANDS,                             INCOME    TAX-EXEMPT TAX-EXEMPT TAX-EXEMPT    INCOME    MUNICIPAL  FIXED INCOME
EXCEPT PER SHARE DATA                              FUND        FUND       FUND       FUND        FUND        FUND        FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $358,171, $64,065,
   $679,361, $91,869, $44,979, $643,112, $511,399,
   $66,399, $123,394, $15,235, $22,652
   and $165,703, respectively)                   $624,848   $517,778     $66,606   $121,851    $14,936    $21,375     $159,791
  Cash and foreign currencies                           -          1           1        706      2,982          1            -
  Income receivable                                 9,227      8,414         936      1,686        216        360        4,553
  Receivable for securities sold                  106,044      9,346           -        524      1,019          -            -
  Receivable for fund shares sold                     626         15           -         11          -          -        1,941
  Receivable from Adviser                              20         17           4          6          2          2            5
  Prepaid and other assets                             10          4           1          2          -          2            3
---------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                 740,775    535,575      67,548    124,786     19,155     21,740      166,293
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Cash Overdraft                                        -          -         190          -          -         84            -
  Dividends payable                                   829        344          40         76          -         15          223
  Payable for securities purchased                 95,920     12,269         905      1,250          -        500          498
  Payable for fund shares redeemed                    393        342           -         62          -          -            4
  Accrued investment advisory fees                     91         70           9         16          3          3           23
  Accrued administration fees                          18         15           2          4          1          1            5
  Accrued custody and accounting fees                   -          2           2          2          5          2            3
     Accrued transfer agent fees                       12         10           1          2          -          -            3
  Accrued registration fees and other liabilities      78         73          22         27         16         17           24
---------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                             97,341     13,125       1,171      1,439         25        622          783
---------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                     $643,434   $522,450     $66,377   $123,347    $19,130    $21,118     $165,510
===============================================================================================================================

ANALYSIS OF NET ASSETS:
  Capital stock                                  $674,296   $527,113     $66,453   $125,962    $20,388    $22,746     $175,179
  Undistributed (distributions in
   excess of) net investment income                 (179)       (66)           -          -    (1,069)          -            -
  Undistributed net realized gains
   (losses) on investments and
   foreign currency transactions                 (12,419)   (10,976)       (283)    (1,072)       (14)      (351)      (3,757)
  Net unrealized appreciation (depreciation)
   on investments and foreign
   currency transactions                         (18,264)      6,379         207    (1,543)      (179)    (1,277)      (5,912)
  Net unrealized gains on translation of
   assets and liabilities denominated in
   foreign currencies                                   -          -           -          -          4          -            -
---------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                     $643,434   $522,450     $66,377   $123,347    $19,130    $21,118     $165,510
================================================================================================================================

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                         66,886     52,274       6,615     11,954      2,000      2,343       17,799

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                          $9.62      $9.99      $10.03     $10.32      $9.56      $9.01        $9.30
---------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.
                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2000

FIXED INCOME FUNDS

                                                                SHORT-                         CALIFORNIA          FLORIDA
                                                 U.S.        INTERMEDIATE      INTERMEDIATE   INTERMEDIATE       INTERMEDIATE
                                                GOV'T.        U.S. GOV'T.       TAX-EXEMPT     TAX-EXEMPT         TAX-EXEMPT
AMOUNTS IN THOUSANDS                             FUND          FUND<F1>            FUND         FUND<F1>             FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                               $17,851         $1,960         $25,427          $2,305              $1,841
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                        2,336            224           3,911             331                 295
  Administration fees                               467             45             782              66                  59
  Transfer agent fees                               311             30             521              44                  39
  Custody and accounting fees                        86             19             133              17                  45
  Registration fees                                  84             19             121              14                  21
  Professional fees                                  20             29              24              34                  20
  Trustees' fees and expenses                         7              1               9               2                   4
  Other                                              19              3              30               3                   2
-------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                  3,330            370           5,531             511                 485
   Less voluntary waivers of:
     Investment advisory fees                         -              -           (261)            (22)                (20)
     Administration fees                          (137)              -           (182)               -                (19)
   Less reimbursement of expenses by Adviser      (390)          (101)           (656)           (113)               (313)
-------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                   2,803            269           4,432             376                 333
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                            15,048          1,691          20,995           1,929               1,508
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gains (losses) on:
   Investments                                  (1,988)          (420)         (2,249)              24               (748)
   Foreign currency transactions                      -              -               -               -                   -
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency transactions                        (7,317)          (236)        (15,980)             254               (620)
  Net change in unrealized gains on
   translation of assets and liabilities
   denominated in foreign currencies                  -              -               -               -                   -
-------------------------------------------------------------------------------------------------------------------------------
   Net Gains (Losses) on Investments            (9,305)          (656)        (18,229)             278             (1,368)
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $5,743         $1,035          $2,766          $2,207                $140
===============================================================================================================================

<F1>  Commenced investment operations on October 1, 1999.


FIXED INCOME FUNDS

                                                                                              INT'L.        HIGH         HIGH
                                         FIXED                       ARIZONA   CALIFORNIA      FIXED        YIELD       YIELD
                                         INCOME       TAX-EXEMPT   TAX-EXEMPT  TAX-EXEMPT     INCOME      MUNICIPAL  FIXED INCOME
AMOUNTS IN THOUSANDS                      FUND           FUND       FUND<F1>      FUND         FUND         FUND         FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                          $30,159     $20,574       $1,517      $5,155     $914<F2>        $967      $10,421
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                   3,447       2,818          222         744          158         122          748
  Administration fees                          690         564           44         149           27          24          150
  Transfer agent fees                          460         376           30          99           18          16          100
  Custody and accounting fees                  108         110           24          52           75          32           50
  Registration fees                            118         102           12          23           21          19           38
  Professional fees                             20          22           29          17           15          21           22
  Trustees' fees and expenses                    8           7            -           5            3           2            3
  Other                                         25          22            2           5            1           -            2
--------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                             4,876       4,021          363       1,094          318         236        1,113
   Less voluntary waivers of:
     Investment advisory fees                    -       (188)         (15)        (50)            -         (8)            -
     Administration fees                     (158)       (117)            -        (39)          (8)         (7)         (37)
   Less reimbursement of expenses by Adviser (581)       (522)         (96)       (162)        (108)        (83)        (178)
--------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                              4,137       3,194          252         843          202         138          898
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       26,022      17,380        1,265       4,312          712         829        9,523
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gains (losses) on:
   Investments                            (12,222)    (10,976)        (283)     (1,072)            9       (351)      (3,757)
   Foreign currency transactions                 -           -            -     (1,281)            -           -
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions           (4,337)     (3,289)          634     (2,706)        (436)     (1,266)      (6,180)
  Net change in unrealized gains on
   translation of assets and liabilities
   denominated in foreign currencies             -           -            -           -           14           -            -
--------------------------------------------------------------------------------------------------------------------------------
   Net Gains (Losses) on Investments      (16,559)    (14,265)          351     (3,778)      (1,694)     (1,617)      (9,937)
--------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $9,463      $3,115       $1,616        $534       $(982)      $(788)       $(414)
================================================================================================================================

<F1>  Commenced investment operations on October 1, 1999.
<F2>  Net of $4 in non-reclaimable foreign withholding taxes.


See Notes to the Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FIXED INCOME FUNDS

                                                                           SHORT                            CALIFORNIA
                                                       U.S.            INTERMEDIATE      INTERMEDIATE      INTERMEDIATE
                                                    GOVERNMENT          U.S. GOV'T.       TAX-EXEMPT        TAX-EXEMPT
                                                       FUND                FUND              FUND              FUND
                                                ------------------      ----------     ----------------     -----------
                                                 YEAR         YEAR        PERIOD        YEAR       YEAR         PERIOD
                                                ENDED        ENDED         ENDED        ENDED      ENDED        ENDED
                                               MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,   MAR. 31,      MAR. 31,
AMOUNTS IN THOUSANDS                             2000         1999       2000<F1>       2000       1999        2000<F1>
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                         $15,048     $11,957       $1,691     $20,995      $12,050      $1,929
  Net realized gains (losses) on investments
  and foreign currency transactions             (1,988)       6,337        (420)     (2,249)        2,609          24
  Net change in unrealized appreciation
  (depreciation) on investments                 (7,317)     (3,841)        (236)    (15,980)          370         254
-----------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets
     Resulting from Operations                    5,743      14,453        1,035       2,766       15,029       2,207
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                   54,658      91,913       12,072      97,338       70,405      28,979
   Shares issued upon conversion                112,138           -       60,337     363,331            -      79,836
   Shares from reinvestment of dividends          1,734       7,278           21       1,812        4,060         105
   Shares redeemed                             (78,206)    (56,221)      (8,306)   (109,074)     (27,748)    (16,728)
-----------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
     Resulting from Capital Share Transactions   90,324      42,970       64,124     353,407       46,717      92,192
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                   (15,048)    (11,957)      (1,691)    (20,995)     (12,050)     (1,929)
  From net realized gains                         (520)     (6,576)            -           -      (3,436)           -
  In excess of net investment income                  -           -            -           -            -           -
  In excess of net realized gains                     -           -            -       (696)            -           -
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                    (15,568)    (18,533)      (1,691)    (21,691)     (15,486)     (1,929)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                     80,499      38,890       63,468     334,482       46,260      92,470

NET ASSETS:
  Beginning of period                           268,242     229,352            -     344,789      298,529           -
-----------------------------------------------------------------------------------------------------------------------
  End of period                                $348,741    $268,242      $63,468    $679,271     $344,789     $92,470
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME              $455        $364           $-         $77          $77          $-
=======================================================================================================================

<F1> Commenced investment operations on October 1, 1999.



See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

                                            FLORIDA
                                          INTERMEDIATE            FIXED                               ARIZONA      CALIFORNIA
                                           TAX-EXEMPT            INCOME            TAX-EXEMPT       TAX-EXEMPT     TAX-EXEMPT
                                              FUND                FUND                FUND             FUND           FUND
                                         --------------          -------           ----------        ---------   --------------
                                       YEAR        YEAR      YEAR      YEAR      YEAR        YEAR     PERIOD     YEAR       YEAR
                                       ENDED       ENDED     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED      ENDED
                                     MAR. 31,    MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,    MAR. 31,  MAR. 31,  MAR. 31,   MAR. 31,
AMOUNTS IN THOUSANDS                   2000        1999      2000      1999      2000        1999    2000<F1>     2000      1999
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                $1,508     $1,074    $26,022   $12,034   $17,380     $8,058    $1,265    $4,312      $2,239
  Net realized gains (losses)
     on investments
     and foreign currency transactions  (748)        380   (12,222)     7,776  (10,976)      3,000     (283)   (1,072)         772
  Net change in unrealized
     appreciation (depreciation)
     on investments                     (620)       (52)    (4,337)   (8,977)   (3,289)    (1,001)       634   (2,706)         365
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets
     Resulting from Operations            140      1,402      9,463    10,833     3,115     10,057     1,616       534       3,376
-----------------------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS:
  Shares sold                          20,304     18,721    171,003   226,121    81,379    110,381    30,701    32,875      49,919
   Shares issued upon conversion            -          -    293,695         -   327,321          -    56,205    60,293           -
   Shares from reinvestment of
    dividends                             395        581      4,430     7,524     1,671      4,617        24       875       1,068
  Shares redeemed                    (14,343)    (7,358)   (82,162) (132,989) (100,597)   (52,123)  (20,904)  (44,000)    (14,198)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets
        Resulting from Capital
        Share Transactions              6,356     11,944    386,966   100,656   309,774     62,875    66,026    50,043      36,789
-----------------------------------------------------------------------------------------------------------------------------------

 DISTRIBUTIONS PAID:
  From net investment income          (1,508)    (1,074)   (26,022)  (11,874)  (17,380)    (7,981)   (1,265)   (4,312)     (2,239)
  From net realized gains               (133)      (480)    (2,081)   (6,312)     (882)    (4,271)         -     (167)       (620)
  In excess of net investment income        -          -          -     (112)         -       (77)         -         -           -
  In excess of net realized gains           -          -          -         -         -          -         -         -           -
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions Paid             (1,641)    (1,554)   (28,103)  (18,298)  (18,262)   (12,329)   (1,265)   (4,479)     (2,859)
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS           4,855     11,792    368,326    93,191   294,627     60,603    66,377    46,098      37,306

 NET ASSETS:
  Beginning of period                  37,121     25,329    275,108   181,917   227,823    167,220         -    77,249      39,943
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                       $41,976    $37,121   $643,434  $275,108  $522,450   $227,823   $66,377  $123,347     $77,249
===================================================================================================================================

UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT
    INCOME                                 $-         $-     $(179)    $(112)     $(66)      $(66)        $-        $-          $-
===================================================================================================================================

<F1>  Commenced investment operations on October 1, 1999.


See Notes to the Financial Statements.

FIXED INCOME FUNDS

                                                    INTERNATIONAL             HIGH YIELD               HIGH YIELD
                                                    FIXED INCOME               MUNICIPAL              FIXED INCOME
                                                         FUND                    FUND                     FUND
                                                  -----------------        ----------------        ------------------
                                                 YEAR          YEAR       YEAR        PERIOD        YEAR        PERIOD
                                                 ENDED         ENDED      ENDED       ENDED         ENDED       ENDED
                                               MAR. 31,      MAR. 31,   MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,
AMOUNTS IN THOUSANDS                             2000          1999       2000       1999<F1>       2000       1999<F1>
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $712        $696         $829         $41       $9,523        $376
  Net realized losses on investments,
   forward foreign currency contracts and
   foreign currency transactions                (1,272)       (129)        (351)           -      (3,757)           -
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions                  (436)         789      (1,266)        (11)      (6,180)         268
  Net change in unrealized gains (losses) on
   translation of assets and liabilities
   denominated in foreign currencies                 14         (2)            -           -            -           -
-----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                    (982)       1,354        (788)          30        (414)         644
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                     5,161       2,308       16,128      10,260      159,272      40,664
  Shares issued upon conversion                   5,714           -            -           -            -           -
  Shares from reinvestment of dividends              39         181           49           1        1,366          65
  Shares redeemed                               (4,572)     (2,627)      (3,468)       (224)     (25,996)       (192)
-----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Capital Share Transactions    6,342       (138)       12,709      10,037      134,642      40,537
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                      (515)       (452)        (836)        (34)      (9,582)       (317)
  From net realized gains                             -        (93)            -           -            -           -
  In excess of net realized gains                     -        (61)            -           -            -           -
   Total Distributions Paid                       (515)       (606)        (836)        (34)      (9,582)       (317)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                      4,845         610       11,085      10,033      124,646      40,864
NET ASSETS:
  Beginning of period                            14,285      13,675       10,033           -       40,864           -
-----------------------------------------------------------------------------------------------------------------------
  End of period                                 $19,130     $14,285      $21,118     $10,033     $165,510     $40,864
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME          $(1,069)         $14           $-          $7           $-         $59
=======================================================================================================================

<F1> Commenced investment operations after the close of business on December
     31, 1998.


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

FINANCIAL HIGHLIGHTS

FIXED INCOME FUNDS

                                                                      U.S. GOVERNMENT
                                                                            FUND
                                                -----------------------------------------------------------
                                                    YEAR        YEAR         YEAR        YEAR          YEAR
                                                   ENDED        ENDED       ENDED        ENDED         ENDED
                                                  MAR. 31,    MAR. 31,     MAR. 31,    MAR. 31,      MAR. 31,
                                                    2000        1999         1998        1997          1996
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR                 $10.05       $10.20       $9.88       $10.06       $9.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.47         0.50        0.54         0.51        0.51
  Net realized and unrealized gains (losses)
   on investments                                  (0.32)         0.10        0.32       (0.11)        0.29
=============================================================================================================
   Total Income from Investment Operations           0.15         0.60        0.86         0.40        0.80
=============================================================================================================
LESS DISTRIBUTIONS PAID:
  From net investment income                       (0.47)       (0.49)      (0.53)       (0.51)      (0.51)
  From net realized gains                          (0.01)       (0.26)      (0.01)       (0.05)      (0.07)
  In excess of net realized gains                       -            -           -       (0.02)           -
   Total Distributions Paid                        (0.48)       (0.75)      (0.54)       (0.58)      (0.58)
=============================================================================================================
NET ASSET VALUE, END OF YEAR                        $9.72       $10.05      $10.20      $  9.88      $10.06
=============================================================================================================
TOTAL RETURN<F1>                                    1.67%        6.01%       8.90%        3.98%       7.65%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year          $348,741     $268,242    $229,352     $181,921    $149,062
  Ratio to average net assets of <F2>:
   Expenses, net of waivers and reimbursements      0.90%        0.90%       0.90%        0.90%       0.90%
   Expenses, before waivers and reimbursements      1.07%        1.07%       1.07%        1.09%       1.10%
   Net investment income, net of waivers
     and reimbursements                             4.83%        4.73%       5.24%        5.19%       5.07%
   Net investment income, before waivers
     and reimbursements                             4.66%        4.56%       5.07%        5.00%       4.87%

  Portfolio Turnover Rate                          30.56%      123.75%      47.41%       83.41%     112.00%
-------------------------------------------------------------------------------------------------------------

<F1>  Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
      Total return is not annualized for periods less than one year.
<F2>  Annualized for period less than one year.


See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

FIXED INCOME FUNDS

                                                     SHORT-
                                                  INTERMEDIATE                       INTERMEDIATE
                                                   U.S. GOV'T.                        TAX-EXEMPT
                                                      FUND                               FUND
                                                   -----------   ----------------------------------------------------------
                                                     PERIOD        YEAR        YEAR          YEAR        YEAR         YEAR
                                                      ENDED       ENDED        ENDED        ENDED        ENDED       ENDED
                                                    MAR. 31,     MAR. 31,    MAR. 31,      MAR. 31,    MAR. 31,     MAR. 31,
                                                    2000<F3>       2000        1999          1998        1997         1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.00      $10.36       $10.36      $10.07       $10.22      $10.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.27        0.39         0.39        0.40         0.40        0.41
  Net realized and unrealized gains (losses)
   on investments                                     (0.11)      (0.42)         0.11        0.29       (0.06)        0.26
============================================================================================================================
   Total Income (Loss) from Investment Operations       0.16      (0.03)         0.50        0.69         0.34        0.67
============================================================================================================================
LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.27)      (0.39)       (0.39)      (0.40)       (0.40)      (0.41)
  From net realized gains                                  -      (0.01)       (0.11)           -       (0.07)      (0.07)
  In excess of net investment income                       -           -            -           -            -           -
  In excess of net realized gains                          -           -            -           -       (0.02)           -
============================================================================================================================
   Total Distributions Paid                           (0.27)      (0.40)       (0.50)      (0.40)       (0.49)      (0.48)
============================================================================================================================
NET ASSET VALUE, END OF PERIOD                         $9.89       $9.93       $10.36      $10.36       $10.07      $10.22
============================================================================================================================
TOTAL RETURN<F1>                                       1.76%     (0.14)%        4.88%       6.95%        3.39%       6.81%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $63,468    $679,271     $344,789    $298,529     $264,630    $244,139
  Ratio to average net assets of <F2>:
   Expenses, net of waivers and reimbursements         0.90%       0.85%        0.85%       0.85%        0.85%       0.85%
   Expenses, before waivers and reimbursements         1.24%       1.06%        1.06%       1.07%        1.07%       1.08%
   Net investment income, net of waivers
     and reimbursements                                5.66%       4.03%        3.76%       3.84%        3.90%       4.01%
   Net investment income, before waivers
     and reimbursements                                5.32%       3.82%        3.55%       3.62%        3.68%       3.78%

  Portfolio Turnover Rate                             45.44%      68.69%       54.03%      61.83%       61.39%     137.85%
-----------------------------------------------------------------------------------------------------------------------------

<F1>  Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
      Total return is not annualized for periods less than one year.
<F2>  Annualized for periods less than a full year.
<F3>  Commenced investment operations on October 1, 1999.


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

                                CALIFORNIA                 FLORIDA
                               INTERMEDIATE             INTERMEDIATE                                     FIXED
                                TAX-EXEMPT               TAX-EXEMPT                                     INCOME
                                   FUND                     FUND                                         FUND
                                ----------    ---------------------------------     ----------------------------------------------
                                  PERIOD     YEAR      YEAR     YEAR     PERIOD     YEAR       YEAR     YEAR      YEAR        YEAR
                                   ENDED     ENDED     ENDED    ENDED     ENDED     ENDED      ENDED    ENDED     ENDED      ENDED
                                 MAR. 31,  MAR. 31,  MAR. 31, MAR. 31,  MAR. 31,  MAR. 31,   MAR. 31, MAR. 31,  MAR. 31,    MAR. 31,
                                 2000<F3>    2000      1999     1998    1997<F4>    2000       1999     1998      1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.00    $10.47    $10.47    $10.03    $10.00    $10.15    $10.42   $  9.86    $10.10     $9.78

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income             0.20      0.38      0.39      0.40      0.24      0.54      0.54      0.59      0.57      0.58
  Net realized and unrealized
   gains (losses) on investments    0.02    (0.37)      0.16      0.44      0.03    (0.50)         -      0.56    (0.12)      0.50
===================================================================================================================================
Total Income (Loss) from
  Investment Operations             0.22      0.01      0.55      0.84      0.27      0.04      0.54      1.15      0.45      1.08
===================================================================================================================================

LESS DISTRIBUTIONS PAID:
  From net investment income      (0.20)    (0.38)    (0.39)    (0.40)    (0.24)    (0.54)    (0.54)    (0.58)    (0.56)    (0.59)
  From net realized gains              -    (0.03)    (0.16)         -         -    (0.03)    (0.27)    (0.01)    (0.10)    (0.17)
  In excess of net investment
   income                              -         -         -         -         -         -         -         -    (0.01)         -
  In excess of net realized gains      -         -         -         -         -         -         -         -    (0.02)         -
===================================================================================================================================
Total Distributions Paid          (0.20)    (0.41)    (0.55)    (0.40)    (0.24)    (0.57)    (0.81)    (0.59)    (0.69)    (0.76)
===================================================================================================================================
NET ASSET VALUE, END OF PERIOD    $10.02    $10.07    $10.47    $10.47    $10.03     $9.62    $10.15    $10.42   $  9.86    $10.10
===================================================================================================================================
TOTAL RETURN<F1>                   2.37%     0.30%     5.38%     8.51%     2.63%     0.57%     5.18%    11.90%     4.59%    11.18%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
   end of year                   $92,470   $41,976   $37,121   $25,329   $14,807  $643,434  $275,108  $181,197  $122,444  $101,339
  Ratio to average net
   assets of <F2>:
  Expenses, net of waivers
   and reimbursements              0.85%     0.85%     0.85%     0.85%     0.85%     0.90%     0.90%     0.90%     0.90%     0.90%
  Expenses, before
   waivers and
   reimbursements                  1.16%     1.24%     1.29%     1.41%     2.31%     1.06%     1.08%     1.09%     1.12%     1.14%
  Net investment income,
   net of waivers
   and reimbursements              4.37%     3.84%     3.67%     3.86%     3.84%     5.66%     5.15%     5.71%     5.69%     5.79%
  Net investment income,
   before waivers
   and reimbursements              4.06%     3.45%     3.23%     3.30%     2.38%     5.50%     4.97%     5.52%     5.47%     5.55%

Portfolio Turnover Rate           31.29%   133.01%    57.98%    46.12%    50.77%   105.70%    84.85%    33.55%    87.64%   116.22%
-----------------------------------------------------------------------------------------------------------------------------------

<F1>  Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
      Total return is not annualized for periods less than one year.
<F2>  Annualized for periods less than a full year.
<F3>  Commenced investment operations on October 1, 1999.
<F4>  Commenced investment operations on August 15, 1996.

FINANCIAL HIGHLIGHTS (Continued)

FIXED INCOME FUNDS



                                                                                                                  ARIZONA
                                                                         TAX-EXEMPT                             TAX-EXEMPT
                                                                            FUND                                   FUND
                                                   -------------------------------------------------------      -----------
                                                     YEAR       YEAR         YEAR         YEAR         YEAR       PERIOD
                                                    ENDED       ENDED       ENDED         ENDED       ENDED        ENDED
                                                   MAR. 31,   MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,    MAR. 31,
                                                     2000       1999         1998         1997         1996      2000<F3>
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD               $10.63       $10.73      $10.24       $10.35      $10.08       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.45         0.45        0.47         0.50        0.48         0.20
  Net realized and unrealized gains (losses)
   on investments, forward foreign currency
   contracts and foreign currency transactions     (0.62)         0.13        0.57       (0.06)        0.29         0.03
==========================================================================================================================
   Total Income (Loss) from Investment Operations  (0.17)         0.58        1.04         0.44        0.77         0.23
==========================================================================================================================
LESS DISTRIBUTIONS PAID:
  From net investment income                       (0.45)       (0.45)      (0.47)       (0.47)      (0.48)       (0.20)
  From net realized gains                          (0.02)       (0.23)      (0.08)       (0.05)      (0.02)            -
  In excess of net investment income                    -            -           -       (0.03)           -            -
  In excess of net realized gains                       -            -           -            -           -            -
==========================================================================================================================
   Total Distributions Paid                        (0.47)       (0.68)      (0.55)       (0.55)      (0.50)       (0.20)
==========================================================================================================================
NET ASSET VALUE, END OF PERIOD                      $9.99       $10.63      $10.73       $10.24      $10.35       $10.03
==========================================================================================================================
TOTAL RETURN<F1>                                  (1.50)%        5.47%      10.39%        4.32%       7.80%        2.43%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period        $522,450     $227,823    $167,220     $136,372    $125,113      $66,377
  Ratio to average net assets of <F2>:
   Expenses, net of waivers and reimbursements      0.85%        0.85%       0.85%        0.85%       0.85%        0.85%
   Expenses, before waivers and reimbursements      1.07%        1.08%       1.09%        1.10%       1.10%        1.23%
   Net investment income, net of waivers
     and reimbursements                             4.63%        4.13%       4.42%        4.61%       4.62%        4.28%
   Net investment income, before waivers
     and reimbursements                             4.41%        3.90%       4.18%        4.36%       4.37%        3.90%

  Portfolio Turnover Rate                         118.69%      140.39%      74.32%        8.10%      60.50%       29.85%
--------------------------------------------------------------------------------------------------------------------------

<F1>  Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
      Total return is not annualized for periods less than one year.
<F2>  Annualized for periods less than a full year.
<F3>  Commenced investment operations on October 1, 1999.


See Notes to the Financial Statements.

                                              CALIFORNIA                                        INTERNATIONAL
                                              TAX-EXEMPT                                         FIXED INCOME
                                                 FUND                                                FUND
                                    -------------------------------        -------------------------------------------------------
                                      YEAR       YEAR         PERIOD       YEAR         YEAR         YEAR        YEAR        YEAR
                                     ENDED       ENDED        ENDED        ENDED       ENDED        ENDED       ENDED        ENDED
                                    MAR. 31,   MAR. 31,      MAR. 31,    MAR. 31,     MAR. 31,     MAR. 31,    MAR. 31,    MAR. 31,
                                      2000       1999        1998<F4>      2000         1999         1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING
 OF PERIOD                          $10.89       $10.76      $10.00       $10.38     $  9.85       $10.08      $10.62       $10.64

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income               0.43         0.43        0.41       (0.25)        0.38         0.43        0.56         0.78
  Net realized and unrealized
   gains (losses)
   on investments, forward
   foreign currency
   contracts and foreign currency
   transactions                     (0.55)         0.23        0.76       (0.28)        0.58         0.02      (0.40)       (0.16)
==================================================================================================================================
   Total Income (Loss) from
   Investment Operations            (0.12)         0.66        1.17       (0.53)        0.96         0.45        0.16         0.62
==================================================================================================================================
LESS DISTRIBUTIONS PAID:
  From net investment income        (0.43)       (0.43)      (0.41)            -      (0.32)       (0.59)      (0.58)       (0.62)
  From net realized gains           (0.02)       (0.10)           -            -      (0.07)       (0.09)      (0.11)       (0.02)
  In excess of net investment income     -            -           -       (0.29)           -            -           -            -
  In excess of net realized gains        -            -           -            -      (0.04)            -      (0.01)            -
==================================================================================================================================
   Total Distributions Paid         (0.45)       (0.53)      (0.41)       (0.29)      (0.43)       (0.68)      (0.70)       (0.64)
==================================================================================================================================
NET ASSET VALUE, END OF PERIOD      $10.32       $10.89      $10.76        $9.56      $10.38        $9.85      $10.08       $10.62
==================================================================================================================================
TOTAL RETURN<F1>                   (0.93)%        6.20%      11.86%      (5.11)%       9.68%        4.61%       1.39%        5.84%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
   end of period                  $123,347      $77,249     $39,943      $19,130     $14,285      $13,675     $16,426      $15,665
  Ratio to average net
   assets of <F2>:
     Expenses, net of waivers
       and reimbursements            0.85%        0.85%       0.85%        1.15%       1.15%        1.15%       1.15%        1.15%
     Expenses, before waivers
       and reimbursements            1.10%        1.17%       1.60%        1.81%       1.96%        1.87%       1.96%        2.00%
     Net investment income, net
       of waivers
       and reimbursements            4.35%        3.87%       4.01%        4.06%       4.69%        4.98%       5.49%        5.75%
     Net investment income,
       before waivers
       and reimbursements            4.10%        3.55%       3.26%        3.40%       3.88%        4.26%       4.68%        4.90%

Portfolio Turnover Rate             67.91%       62.55%      22.22%       90.69%      16.49%       30.26%      37.76%       52.05%
----------------------------------------------------------------------------------------------------------------------------------

<F1>  Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
      Total return is not annualized for periods less than one year.
<F2>  Annualized for periods less than a full year.
<F3>  Commenced investment operations on April 8, 1997.


See Notes to the Financial Statements.

FIXED INCOME FUNDS

                                                                                            HIGH YIELD
                                                           HIGH YIELD                          FIXED
                                                           MUNICIPAL                          INCOME
                                                              FUND                             FUND
                                                      --------------------           ------------------------
                                                      YEAR          PERIOD            YEAR              PERIOD
                                                      ENDED          ENDED           ENDED               ENDED
                                                    MAR. 31,       MAR. 31,         MAR. 31,           MAR. 31,
                                                      2000         1999<F3>           2000             1999<F3>
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR                    $10.01         $10.00          $10.10             $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.44           0.05            0.85               0.11
  Net realized and unrealized gains (losses)
   on investments                                     (0.99)              -          (0.79)               0.08
===============================================================================================================
   Total Income (Loss) from Investment Operations     (0.55)           0.05            0.06               0.19
===============================================================================================================
LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.45)         (0.04)          (0.86)             (0.09)
===============================================================================================================
   Total Distributions Paid                           (0.45)         (0.04)          (0.86)             (0.09)
===============================================================================================================
NET ASSET VALUE, END OF YEAR                           $9.01         $10.01           $9.30             $10.10
===============================================================================================================
TOTAL RETURN<F1>                                     (5.40)%          0.57%           0.80%              2.06%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $21,118        $10,033        $165,510            $40,864
  Ratio to average net assets of <F2>:
   Expenses, net of waivers and reimbursements         0.85%          0.85%           0.90%              0.90%
   Expenses, before waivers and reimbursements         1.46%          5.60%           1.12%              2.18%
   Net investment income, net of waivers
     and reimbursements                                5.12%          2.92%           9.55%              6.78%
   Net investment income (loss), before waivers
     and reimbursements                                4.51%        (1.83)%           9.33%              5.50%

  Portfolio Turnover Rate                             21.69%          0.00%          87.92%              0.00%
---------------------------------------------------------------------------------------------------------------

<F1>   Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
       Total return is not annualized for periods less than one year.
<F2>   Annualized for periods less than a full year.
<F3>   Commenced investment operations after the close of business on December
       31, 1998.


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

U.S. GOVERNMENT FUND



                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                U.S. GOVERNMENT AGENCIES - 71.7%

                FANNIE MAE - 15.2%
                FNMA Notes
     $18,500        5.625%, 3/15/01                            $18,315
      19,050        5.25%, 1/15/03                              18,169
      10,000        5.625%, 5/14/04                              9,483
       7,500        6.00%, 5/15/08                               6,962
                                                             ---------
                                                                52,929
                                                             ---------

                FANNIE MAE REMIC TRUST - 17.4%
          68    Series 1996-M7, Class A,
                6.653%, 9/17/04                                     68
      10,000    Series 1997-M5, Class C,
                6.74%, 8/25/07                                   9,705
      17,750    Series 1998-24, Class QB,
                6.00%, 9/18/12                                  17,628
      18,121    Pool #440700,
                6.00%, 11/1/28                                  16,501
      18,405    Pool #452421,
                6.00%, 12/1/28                                  16,760
                                                             ---------
                                                                60,662
                                                             ---------

                FEDERAL HOME LOAN BANK - 10.6%
      37,000    FHLB Note, 5.50%, 7/14/00                       36,890
                                                             ---------

                FREDDIE MAC - 11.9%
      18,500    Series 2080, Class PE,
                6.00%, 11/15/21                                 17,691
       1,240    Pool #410092,
                6.996%, 11/1/24                                  1,285
      10,061    Pool #G00767,
                7.50%, 8/1/27                                    9,919
      13,905    Pool #C18079,
                6.00%, 11/1/28                                  12,667
                                                             ---------
                                                                41,562
                                                             ---------

                FREDDIE MAC MTN - 12.8%
      18,500    5.75%, 7/15/03                                  17,824
      28,000    6.625%, 9/15/09                                 26,924
                                                             ---------
                                                                44,748
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION - 1.5%
    $    220    Pool #268360, 10.00%, 4/15/19               $      237
         259    Pool #270288, 10.00%, 6/15/19                      279
          61    Pool #270297, 10.00%, 6/15/19                       65
         100    Pool #302836, 10.00%, 2/15/21                      108
       4,965    Pool #476998, 6.50%, 7/15/29                     4,682
                                                             ---------
                                                                 5,371
                                                             ---------

                TENNESSEE VALLEY AUTHORITY - 2.3%
       8,000    Series B, Putable 7/15/01,
                6.235%, 7/15/45                                  7,945
                                                             ---------

                Total U.S. Government Agencies
                (cost $259,004)                                250,107
                                                             ---------

                U.S. GOVERNMENT
                OBLIGATIONS - 23.7%

                U.S. TREASURY NOTES
      16,940    6.625%, 7/31/01                                 16,969
      19,185    5.75% , 10/31/02                                18,855
      17,315    5.75%, 8/15/03                                  16,961
      28,500    7.50%, 2/15/05                                  29,800
                                                             ---------

                Total U.S. Government Obligations
                (cost $85,176)                                  82,585
                                                             ---------

                SHORT-TERM INVESTMENT - 4.0%
                (cost $13,991)

      13,996    FHLB Discount Note,
                6.05%, 4/3/00                                   13,991
                                                             ---------

                Total Investments - 99.4%
                (cost $358,171)                                346,683

                Other Assets less Liabilities - 0.6%             2,058
                                                             ---------

                NET ASSETS - 100.0%                           $348,741
                                                             =========


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                U.S. GOVERNMENT AGENCIES - 50.4%

                FANNIE MAE REMIC TRUST - 16.4%
     $38,469    Series 1998-M2, Class C, I.O.,
                7.61%, 2/17/02                               $     619
       1,308    Series 1997-M1, Class A,
                6.50%, 1/17/03                                   1,303
       2,500    Series 1998-24, Class QB,
                6.00%, 9/18/12                                   2,483
       3,253    Pool #440700,
                6.00%, 11/1/28                                   2,962
       3,303    Pool #452421,
                6.00%, 12/1/28                                   3,008
                                                             ---------
                                                                10,375
                                                             ---------

                FEDERAL HOME LOAN BANK - 4.6%
       3,050    FHLB Bond, 5.50%, 7/14/00                        2,951
                                                             ---------

                FREDDIE MAC - 9.8%
       3,250    Series 2028, Class-PE,
                6.00%, 11/15/21                                  3,108
         297    Pool #410092,
                6.996%, 11/1/24                                    308
       1,845    Pool #G00767,
                7.50%, 8/1/27                                    1,819
       1,063    Pool #C18035,
                6.00%, 11/1/28                                     968
                                                             ---------
                                                                 6,203
                                                             ---------

                FREDDIE MAC NOTE - 8.8%
       2,200    6.875%, 1/7/00                                   2,180
       3,500    5.50%, 5/15/02                                   3,400
                                                             ---------
                                                                 5,580
                                                             ---------

                FREDDIE MAC MTN - 6.9%
       3,250    6.25%, 10/15/02                                  3,196
       1,250    5.75%, 7/15/03                                   1,203
                                                             ---------
                                                                 4,399
                                                             ---------

                TENNESSEE VALLEY AUTHORITY - 3.9%
       2,500    Series B, Putable 7/15/01,
                6.235%, 7/15/45                                  2,483
                                                             ---------

                Total U.S. Government Agencies
                (cost $33,119)                                  31,991
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                U.S. GOVERNMENT
                OBLIGATIONS - 36.4%

                U.S. TREASURY NOTES
     $10,000    6.125%, 7/31/00                                $10,000
       3,000    8.00%, 5/15/01                                   3,049
       5,650    6.625%, 7/31/01                                  5,660
       1,500    7.50%, 11/15/01                                  1,522
       2,950    5.75%, 8/15/03                                   2,890
                                                             ---------

                Total U.S. Government Obligations
                (cost $23,124)                                  23,121
                                                             ---------


                SHORT-TERM INVESTMENT - 12.3%
                (cost $7,822)

       7,825    FHLB Discount Note,
                6.05%, 4/3/00                                    7,822
                                                             ---------

                Total Investments - 99.1%
                (cost $64,065)                                  62,934

                Other Assets less Liabilities - 0.9%               534
                                                             ---------

                NET ASSETS - 100.0%                            $63,468
                                                             =========


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

INTERMEDIATE TAX-EXEMPT FUND



                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 97.4%

                ALABAMA - 1.8%
     $10,360    West Jefferson Amusement & Public Park
                Authority Revenue Bond, Visionland Project,
                Prerefunded, 8.00%, 12/1/06                    $12,297
                                                             ---------

                ALASKA - 1.1%
         500    Alaska State Housing Financial Corp.
                Revenue Bond, Series B-2, State Capital
                Project (MBIA Insured), 5.125%, 12/1/03            503
                North Slope Borough Capital Appreciation
                G.O. Refunding Bond (MBIA Insured)
       3,000        Series A, 0.00%, 6/30/01                     2,833
       2,200        Series A, 0.00%, 6/30/01                     2,077
       2,000        Series B, 0.00%, 6/30/01                     1,888
                                                             ---------
                                                                 7,301
                                                             ---------

                ARIZONA - 2.1%
                Arizona Agriculture Improvement and
                Power Distribution Electrical Systems
                Revenue Refunding Bond, Salt River Project
       1,000        Series A, 5.50%, 1/1/05                      1,027
       2,160        Series A, 6.00%, 1/1/05                      2,262
       2,000    Maricopa County Unified School District
                No. 11 Peoria G.O. Bond, 5.60%, 7/1/07           2,045
       5,000    Mesa City Project of 1987 G.O. Bond
                (MBIA Insured), Prerefunded,
                5.70%, 7/1/08                                    5,205
       3,500    Phoenix City G.O. Refunding Bond,
                Series A, 4.90%, 7/1/02                          3,523
                                                             ---------
                                                                14,062
                                                             ---------

                ARKANSAS - 0.1%
       1,000    Baxter County Hospital Revenue
                Refunding Bond,
                Series A, 4.70%, 9/1/05                            937
                                                             ---------

                CALIFORNIA - 2.1%
       5,000    ABAG Financial Authority for Nonprofit
                Corps. Multifamily Revenue Refunding
                Bond, Series B, United Dominion,
                6.25%, Mandatory Put 8/15/08                     5,070
       3,110    California State G.O. Bond
                (AMBAC Insured), 5.00%, 10/1/18                  2,900

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $ 5,500    California Statewide Communities
                Development Authority Revenue
                Refunding Bond, Series A-2, Irvine
                Apartment Communities,
                4.90%, Mandatory Put 5/15/08                  $  5,255
       1,000    Foothill/Eastern Transportation Corridor
                Agency Toll Road Senior Lien Revenue
                Bond, Series A, 0.00%, 1/1/05                      802
                                                             ---------
                                                                14,027
                                                             ---------

                COLORADO - 5.8%
       1,180    Arapahoe County Capital
                Improvement Trust Fund Highway
                Revenue Bond, Series E-470,
                Prerefunded, 6.95%, 8/31/05                      1,322
       5,040    Arapahoe County School District No. 5
                Cherry Creek G.O. Refunding Bond,
                Series A, 5.25%, 12/15/04                        5,121
       1,190    Denver City & County Airport
                Revenue Bond, Series E (MBIA Insured),
                5.125%, 11/15/15                                 1,138
       3,700    Highlands Ranch Metropolitan District
                No. 2 G.O. Bond (FSA Insured),
                5.00%, 6/15/16                                   3,458
       5,750    Jefferson County School District No. R-001
                G.O. Bond, Series A (FGIC Insured),
                6.00%, 12/15/05                                  6,064
                Metropolitan Football Stadium District
                Sales Tax Revenue Bond (MBIA Insured)
      20,000        Series B, 0.00%, 1/1/04                     16,515
       5,000        Series A, 0.00%, 1/1/07                      3,508
       2,000    Metropolitan Wastewater Reclamation
                District Gross Revenue Refunding Bond,
                Series B (MBIA Insured), 6.75%, 4/1/03           2,111
                                                             ---------
                                                                39,237
                                                             ---------

                CONNECTICUT - 0.9%
       6,000    Connecticut State Special Tax Obligation
                Transportation Infrastructure Revenue
                Bond, Series B, 5.50%, 11/1/05                   6,183
                                                             ---------

                DISTRICT OF COLUMBIA - 1.0%
                District of Columbia G.O. Bond
                (FSA Insured)
       1,500        Series A, 5.50%, 6/1/11                      1,532
       3,670        Series B, 5.50%, 6/1/08                      3,718

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 97.4%
                (CONT'D.)

                DISTRICT OF COLUMBIA - 1.0% (CONT'D.)
     $ 1,700    District of Columbia Revenue Bond,
                Georgetown University (MBIA Insured),
                4.70%, 4/1/06                                 $  1,660
                                                             ---------
                                                                 6,910
                                                             ---------

                FLORIDA - 3.6%
       1,000    Broward County School District G.O.
                Bond, 6.00%, 2/15/06                             1,037
       1,170    Dade County Public Service Tax
                Revenue Bond (FSA Insured),
                5.00%, 10/1/01                                   1,181
       3,375    Dade County Water and Sewer System
                Revenue Bond (FGIC Insured),
                6.25%, 10/1/06                                   3,623
                Florida State Division Bond Finance
                Department General Services Revenue
                Bond, Environmental Protection
                Preservation 2000
         770        (AMBAC Insured), 5.50%, 7/1/06                 795
       3,000        (AMBAC Insured), 5.50%, 7/1/07               3,088
       2,500        (FGIC Insured), 4.375%, 7/1/09               2,338
       1,000    Heritage Palms Community Development
                District Capital Improvement Revenue
                Bond, 6.25%, 11/1/04                               996
       1,000    Inland Protection Financing Corp. Special
                Obligation Revenue Bond (FSA Insured),
                5.00%, 1/1/04                                    1,007
       5,000    Jacksonville Electric Authority Revenue
                Refunding Bond, St. John's River Power
                System, 6.50%, 10/1/01                           5,123
       5,000    Venice City Health Facilities Revenue
                Bond, Venice Hospital, Inc. Project,
                Prerefunded, 6.00%, 12/1/04                      5,315
                                                             ---------
                                                                24,503
                                                             ---------

                GEORGIA - 4.9%
       2,500    Atlanta City Airport Facilities Revenue
                Refunding Bond (AMBAC Insured),
                6.00%, 1/1/04                                    2,596
       5,000    Atlanta City Airport Revenue Bond,
                Series A (FGIC Insured), 5.50%, 1/1/22           4,809

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

    $  5,000    Fulton County Facilities Corp. COP Bond,
                Fulton County Public Purpose Project,
                5.50%, 11/1/18                                $  4,920
                Georgia Municipal Electric Authority
                Power Revenue Bond, Series Z
                (MBIA Insured)
       1,155        Escrowed to Maturity,
                    Prerefunded, 4.90%, 1/1/03                   1,159
       3,845        Unrefunded Balance, 4.90%, 1/1/03            3,851
                Georgia Municipal Electric Authority
                Revenue Bond,
      10,000        Series CC, 4.60%, 1/1/03                     9,845
       2,000        Series W, 6.40%, 1/1/07                      2,125
       1,000    Municipal Electric Authority of Georgia
                General Resolution Project Revenue Bond,
                Series A (MBIA Insured),
                6.00%, 1/1/07                                    1,051
       2,805    Municipal Electric Authority of Georgia
                Revenue Bond, Series B, Project One
                 (AMBAC Insured), 6.00%, 1/1/05                  2,923
                                                             ---------
                                                                33,279
                                                             ---------

                HAWAII - 0.5%
       3,670    Hawaii G.O. Bond, Series CT,
                5.25%, 9/1/05                                    3,723
                                                             ---------

                ILLINOIS - 8.4%
                Champaign County Community
                Unified School District No. 116
                Urbana G.O. Bond, Series C (FGIC Insured)
       3,395        0.00%, 1/1/06                                2,511
       1,065        0.00%, 1/1/07                                  745
       2,760        0.00%, 1/1/08                                1,825
         850        0.00%, 1/1/11                                  466
       6,000    Chicago Central Loop Redevelopment Tax
                Allocation Bond (AMBAC Insured),
                5.25%, 6/1/06                                    6,063
       3,895    Chicago City Board of Education Capital
                Appreciation School Reform-B-1 G.O. Bond
                (FGIC Insured), 0.00%, 12/1/09                   2,301
       3,000    Chicago City G.O. Bond (AMBAC Insured),
                Prerefunded, 5.90%, 7/1/05                       3,178
       5,480    Chicago City Park District Parking Facility
                Revenue Bond (ACA Insured),
                6.25%, 1/1/15                                    5,628

 See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $4,000    Chicago City Public Building Commission
                Revenue Bond, Series C (FGIC Insured),
                5.375%, 2/1/05                                $  4,063
       1,000    Chicago City Wastewater Transmission
                Revenue Bond (FGIC Insured),
                Prerefunded, 6.30%, 1/1/03                       1,057
                Chicago City Wastewater Transmission
                Revenue Bond (MBIA Insured)
       1,000        6.00%, 1/1/14                                1,043
       1,000        6.00%, 1/1/15                                1,038
       2,000    Illinois Development Finance Authority
                Solid Waste Disposal Revenue Bond (AMT),
                Waste Management, Inc. Project,
                5.05%, 1/1/10                                    1,672
                Illinois Educational Facilities Authority
                Revenue Bond, Northwestern University
       4,000        4.80%, Mandatory Put 11/1/06                 3,936
       3,300        4.95%, Mandatory Put 11/1/08                 3,250
       2,500    Illinois Educational Facilities Authority
                Revenue Bond, Series A (AMBAC Insured),
                4.625%, Mandatory Put 9/1/04                     2,428
       1,750    Illinois Educational Facilities Authority
                Revenue Bond, The Art Institute of
                Chicago, 4.75%, 3/1/07                           1,703
       4,000    Illinois Regional Transportation Authority
                Revenue Bond, Series A (AMBAC Insured),
                Prerefunded, 6.30%, 6/1/04                       4,280
       2,500    Illinois Sports Facility Revenue Bond,
                Series A (MBIA Insured) (AMT),
                5.00%, 6/15/09                                   2,440
                Illinois State Development Financing
                Authority Economic Development Revenue
                Bond, Latin School of Chicago Project
         500        5.60%, 8/1/18                                  461
       1,000        5.65%, 8/1/28                                  895
       2,530    Illinois State School District Capital
                Appreciation Revenue Bond, Project 304
                (FSA Insured), 0.00%, 1/1/07                     1,774
                Illinois State Toll Highway Authority
                Revenue Refunding Bond, Series A,
       2,000        4.75%, 1/1/02                                2,001
       2,000        (FGIC Insured) 5.50%, 1/1/04                 2,040
                                                             ---------
                                                                56,798
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                INDIANA - 0.5%
      $1,500    Indiana Transportation Financing Authority
                Airport Facilities Lease Revenue Refunding
                Bond, Series A (AMBAC Insured),
                6.00%, 11/1/11                                $  1,608
       1,500    Tippecanoe County School Building
                Revenue Bond (MBIA Insured),
                5.50%, 7/15/01                                   1,519
                                                             ---------
                                                                 3,127
                                                             ---------

                IOWA - 1.3%
       5,000    Chillicothe PCR Refunding Bond, IES
                Utilities, Inc. Project,                         4,802
                4.25%, Mandatory Put 11/1/03
       3,610    Iowa Financing Authority Hospital
                Facility Revenue Bond, Mercy Medical
                Center Project (FSA Insured),
                6.00%, 8/15/15                                   3,725
                                                             ---------
                                                                 8,527
                                                             ---------

                KANSAS - 0.9%
       6,500    Burlington Environmental Improvement
                Revenue Bond, Series D,
                Kansas City Power & Light Co. Project,
                4.35%, Mandatory Put 9/1/01                      6,397
                                                             ---------

                KENTUCKY - 1.7%
       2,665    Carrollton & Henderson County Public
                Energy Authority Gas Revenue Bond,
                Series A (FSA Insured), 4.00%, 1/1/05            2,386
       3,035    Jefferson County Kentucky G.O.
                Bond, Series B (FSA Insured),
                0.00%, 8/15/03                                   2,567
       1,380    Kentucky Economic Finance Authority
                Revenue Bond, Series A, Catholic Health
                Project, 5.50%, 12/1/05                          1,399
       2,570    Kentucky State Property and Buildings
                Commission Revenue Refunding Bond,
                Project No. 59, 5.00%, 11/1/01                   2,588
       2,850    Kentucky State Turnpike Authority
                Economic Development Road Revenue
                Refunding Bond, Revitalization Project,
                5.50%, 1/1/01                                    2,876
                                                             ---------
                                                                11,816
                                                             ---------
See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 97.4%
                (CONT'D.)

                LOUISIANA - 0.3%
     $ 2,000    St. Charles Parish PCR Refunding Bond,
                Union Carbide Corp. Project,
                5.10%, 1/1/12                                 $  1,820
                                                             ---------

                MARYLAND - 0.7%
       3,500    Maryland State & Local Facilities Location
                G.O. Bond, Third Series,
                5.60%, 10/15/05                                  3,612
       1,000    Montgomery County G.O. Bond,
                8.60%, 5/1/03                                    1,109
                                                             ---------
                                                                 4,721
                                                             ---------

                MASSACHUSETTS - 3.3%
       1,735    Massachusetts State Health & Educational
                Facilities Authority Revenue Bond, Series A,
                Caregroup, Inc. (MBIA Insured),
                5.00%, 7/1/05                                    1,727
       3,625    Massachusetts State Health & Educational
                Facilities Authority Revenue Bond,
                Series B, Partners Healthcare System,
                5.25%, 7/1/12                                    3,396
       1,915    Massachusetts State Health & Educational
                Facilities Authority Revenue Bond, Series F,
                South Shore Hospital, 5.00%, 7/1/07              1,823
       2,625    Massachusetts State Municipal Wholesale
                Electric Co. and Power Supply System
                Revenue Bond (AMBAC Insured),
                5.10%, 7/1/07                                    2,641
                Massachusetts State Water Reserve
                Authority General Revenue Bond,
       2,500        Series A, 7.25%, 4/1/01                      2,550
      10,000        Prerefunded, 6.50%, 7/15/02                 10,570
                                                             ---------
                                                                22,707
                                                             ---------

                MICHIGAN - 2.0%
                Detroit City G.O. Bond,
                Self-Insurance Project
       2,925        Series A, 5.60%, 5/1/01                      2,957
       1,000        Series A, 5.70%, 5/1/02                      1,013

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $ 9,000    Michigan State Hospital Financing
                Authority Revenue Bond, Series A,
                Ascension Health Credit,
                6.00%, 11/15/13                               $  9,402
                                                             ---------
                                                                13,372
                                                             ---------

                MISSISSIPPI - 1.4%
                Mississippi State G.O. Bond
       2,110        Series E, 5.00%, 9/1/03                      2,124
       2,500        Series B, Refunding Bond,
                    5.50%, 11/15/04                              2,565
       4,750        Refunding Bond, 6.05%, 8/15/03               4,931
                                                             ---------
                                                                 9,620
                                                             ---------

                MISSOURI - 0.3%
       2,000    Missouri State G.O. Bond,
                Series A, 7.00%, 4/1/03                          2,131
                                                             ---------

                NEBRASKA - 2.9%
                American Public Energy Agency Gas
                Supply Revenue Bond, Series C,
                Nebraska Public Gas Agency
       3,350        (AMBAC Insured), 4.00%, 9/1/06               2,999
       5,500        (AMBAC Insured), 4.30%, 3/1/11               4,645
      11,625        (MBIA Insured), 4.00%, 9/1/08                9,973
       2,000    Nebraska Public Power District Revenue
                Bond, Series B (MBIA Insured),
                5.25%, 1/1/05                                    2,026
                                                             ---------
                                                                19,643
                                                             ---------
                NEVADA - 0.6%
       3,000    Clark County Passenger Facility
                Charge Revenue Refunding Bond,
                Las Vegas McCarran International
                (MBIA Insured), 5.375%, 7/1/13                   3,001
       1,000    Nevada State Municipal Bond Bank
                G.O. Bond, Project No. 3-C, Escrowed
                to Maturity, 7.625%, 5/1/01                      1,019
                                                             ---------
                                                                 4,020
                                                             ---------

                NEW JERSEY - 2.7%
      10,940    New Jersey State G.O. Bond, Series E,
                5.00%, 7/15/04                                  11,027

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $4,875    New Jersey Economic Development
                Authority Revenue Bond, Series A,
                Transportation Project (FSA Insured),
                5.00%, 5/1/05                                 $  4,905
                New Jersey Health Care Facilities Financing
                Authority Palisades Medical Center
                Obligation Group Revenue Bond
                (ACA Insured)
       1,770        5.125%, 7/1/14                               1,584
       1,000        5.20%, 7/1/19                                  865
                                                             ---------
                                                                18,381
                                                             ---------

                NEW MEXICO - 1.1%
       5,250    Santa Fe City Gross Receipts Tax
                Revenue Bond, 6.00%, 6/1/11                      5,530
       2,000    Santa Fe City Revenue Bond, Series A
                (AMBAC Insured),
                Prerefunded, 6.30%, 6/1/04                       2,108
                                                             ---------
                                                                 7,638
                                                             ---------

                NEW YORK - 8.6%
                Long Island Power Authority
                Electrical Systems Revenue Refunding Bond
       6,885        4.00%, 4/1/01                                6,846
       1,000        4.25%, 4/1/01                                  998
       4,500        5.00%, 4/1/02                                4,513
       3,815    Metropolitan Transportation Authority
                Dedicated Tax Fund Revenue Bond,
                Series A  (FGIC Insured), 6.125%, 4/1/16         4,015
       8,200    New York City G.O. Bond,
                Series A, 5.00%, 8/1/05                          8,177
       3,750    New York City Municipal Water Financing
                Authority Water & Sewer Systems Revenue
                Bond, Series A (MBIA Insured),
                5.625%, 6/15/19                                  3,730
       4,795    New York City Transitional Financing
                Authority Future Tax Secured Revenue
                Bond, Series B (FGIC Insured),
                4.75%, 11/15/13                                  4,444
                New York State Dormitory Authority
                Revenue Bond, State University
                Educational Facilities
       5,000        Series B, 5.50%, 5/15/03                     5,084
       2,700        Series A, 5.25%, 5/15/05                     2,723

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $2,000    New York State Dormitory Authority
                Revenue Refunding Bond
                New York State G.O. Refunding Bond,
                6.00%, 10/1/06                                $  2,108
       1,500    New York State Environmental Facilities
                Corp. Revenue Bond, Series A, State
                Clean Water & Drinking Revolving Funds,
                6.00%, 6/15/16                                   1,564
                New York State G.O. Bond,
       2,500        6.625%, 8/1/01                               2,568
       1,230        (AMBAC Insured), 7.00%, 11/15/02             1,299
       1,000    New York State Thruway Authority
                Highway & Boarding Trust Fund Revenue
                Bond, Series A (FSA Insured),                    1,048
                6.00%, 4/1/16
       2,265    New York State Urban Development Corp.
                Revenue Bond, Series B, Correctional
                Facilities Services Contract, 5.00%, 1/1/03      2,266
       1,250    New York State Urban Development Corp.
                Subordinate Lien Revenue Bond,
                5.50%, 7/1/16                                    1,209
       5,710    Port Authority New York & New Jersey
                Revenue Bond, 119th Series (AMT)
                (FGIC Insured),  5.00%, 9/15/03                  5,738
                                                             ---------
                                                                58,330
                                                             ---------

                NORTH CAROLINA - 2.2%
                North Carolina Eastern Municipal Power
                Agency Revenue Bond
       1,580        Series A, 5.75%, 1/1/04                      1,584
       1,500        Series B, Refunding, 6.00%, 1/1/06           1,519
       9,425        Series B, Refunding, 6.125%, 1/1/09          9,562
       2,505        Series A, Refunding, 5.20%, 1/1/10           2,350
                                                             ---------
                                                                15,015
                                                             ---------

                OHIO - 1.2%
       5,000    Ohio State Higher Education Capital
                Facilities G.O. Bond, Series A,
                5.25%, 2/1/11                                    5,042
       3,605    Ohio State Highway Capital Improvement
                G.O. Bond, Series D,
                4.25%, 5/1/06                                    3,428
                                                             ---------
                                                                 8,470
                                                             ---------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 97.4%
                (CONT'D.)

                OKLAHOMA - 3.0%
                Grand River Dam Authority
                Revenue Bond,
     $11,000        4.00%, 6/1/04                              $10,451
       4,850        Refunding, (MBIA Insured),
                    5.70%, 6/1/05                                5,025
                Oklahoma Development Financing
                Authority Revenue Bond, Series A,
                Hillcrest Healthcare System
       2,000        4.90%, 8/15/07                               1,758
       1,000        5.00%, 8/15/09                                 851
       2,740        5.20%, 8/15/11                               2,277
                                                             ---------
                                                                20,362
                                                             ---------

                OREGON - 1.2%
       1,765    Clackamas and Washington Counties
                School District No. 003 G.O. Bond,
                7.00%, 8/1/02                                    1,854
       3,000    Oregon State Department Administrative
                Services COP Bond, Series A (AMBAC
                Insured), 5.00%, 5/1/04                          3,018
       3,445    Washington County Oregon School
                District No. 48J Beaverton G.O. Bond,
                5.00%, 8/1/06                                    3,458
                                                             ---------
                                                                 8,330
                                                             ---------

                PENNSYLVANIA - 6.2%
       2,565    Allegheny County Port Authority Special
                Revenue Bond (MBIA Insured),
                6.00%, 3/1/13                                    2,701
       4,225    Erie County Industrial Development
                Revenue Bond, Hammermill Paper Co.,
                6.30%, 5/15/00                                   4,230
                Pennsylvania Intergovernmental
                Cooperative Authority Special Tax
                Revenue City of Philadelphia Funding
                Program (FGIC Insured),
       3,000        Escrowed to Maturity, 6.00%, 6/15/02         3,059
       3,300        Prerefunded, 6.75%, 6/15/05                  3,577
       5,700    Pennsylvania State G.O. Bond,
                Second Series, 5.00%, 10/15/05                   5,725

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                Pennsylvania State Higher Education
                Revenue Bond, Capital Acquisition
                (MBIA Insured)
      $1,815        6.00%, 12/15/13                           $  1,912
       1,925        6.125%, 12/15/14                             2,036
         300    Pennsylvania State Turnpike Community
                Revenue VRB, Series Q (Mellon Bank
                Insured), 3.95%, 4/3/00                            300
       8,000    Philadelphia Authority for Industrial
                Development Airport Revenue Bond,
                Series A (AMT), Philadelphia Airport System
                (FGIC Insured), 5.00%, 7/1/06                    7,928
       2,630    Philadelphia City Hospitals and Higher
                Education Facilities Revenue Bond, Series A,
                Jefferson Health System (MBIA Insured),
                5.25%, 5/15/11                                   2,599
       6,000    Philadelphia School District G.O.
                Refunding Bond, Series D (MBIA Insured),
                5.50%, 3/1/07                                    6,163
       1,910    St. Mary Hospital Authority Revenue
                Bond, Series A, Bucks County Catholic
                Health Initiatives, 5.00%, 12/1/05               1,886
                                                             ---------
                                                                42,116
                                                             ---------

                PUERTO RICO - 1.5%
       6,675    Puerto Rico Commonwealth Public
                Improvement G.O. Refunding Bond,
                0.00%, 7/1/04                                    5,416
                Puerto Rico Municipal Financing Agency
                G.O. Bond, Series A (FSA Insured)
       4,000        5.50%, 8/1/07                                4,166
         500        5.75%, 8/1/11                                  531
                                                             ---------
                                                                10,113
                                                             ---------

                SOUTH CAROLINA - 3.2%
       3,500    Columbia Waterworks and Sewer System
                Capital Appreciation Revenue Bond,
                0.00%, 2/1/03                                    3,041
       3,900    South Carolina State Capital
                Improvement G.O. Bond, Series B,
                5.75%, 8/1/04                                    4,048
                South Carolina State Public Service
                Authority Revenue Refunding Bond,
                Series B (FGIC Insured)
       8,650        6.50%, 1/1/04                                9,115
       5,000        6.50%, 1/1/05                                5,322
                                                             ---------
                                                                21,526
                                                             ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                TENNESSEE - 2.0%
      $1,000    Chattanooga Health, Educational &
                Housing Facilities Board Revenue
                Refunding and Hospital Improvement
                Bond, Siskin Hospital, 5.25%, 6/1/28         $     795
       1,100    Memphis City Electric System Revenue
                Refunding Bond, 5.80%, 1/1/03                    1,129
       2,495    Memphis G.O. Bond, 5.00%, 10/1/08                2,486
       2,000    Memphis-Shelby County Tennessee
                Airport Authority Revenue Bond,
                Series D (AMT) (AMBAC Insured),
                6.25%, 3/1/15                                    2,103
       1,800    Shelby County Health Educational
                & Housing Facilities Board Revenue
                Bond, St. Judes Children's Research,
                4.65%, 7/1/04                                    1,695
       1,000    Shelby County Public Improvement &
                School G.O. Bond, Series A, 4.50%, 5/1/09          978
       5,205    Tennessee Energy Acquisition Corp. Gas
                Revenue Bond, Series B (AMBAC Insured),
                4.50%, 9/1/08                                    4,514
                                                             ---------
                                                                13,700
                                                             ---------

                TEXAS - 5.5%
       2,700    Austin City Public Improvement
                G.O. Bond, 5.50%, 9/1/19                         2,637
                Austin City Utilities System Revenue
                Refunding Bond
       3,000        (FSA Insured), 5.125%, 11/15/17              2,813
       1,325        Series A (MBIA Insured),
                    6.00%, 11/15/04                              1,384
       2,000    Brazos River Authority PCR Refunding
                Bond, Series A (AMT), Texas Utilities Co.,
                5.00%, Mandatory Put 4/1/00                      2,000
       2,000    El Paso City Independent School District
                Capital Appreciation G.O. Bond (PSF of
                Texas Gtd.), 0.00%, 2/15/02                      1,824
       7,450    Harris County Revenue Refunding Senior
                Subordinate Lien Toll Road Bond (AMBAC
                Insured), 4.95%, 8/15/06                         7,434
       2,955    Houston Independent School District
                Capital Appreciation Revenue Bond,
                Series B, 0.00%, 9/15/01                         2,759

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                Lower Colorado River Authority Revenue
                Refunding Bond
     $ 6,105        Series F, 5.75%, 5/15/12                  $  6,303
       3,000        Series A, 5.875%, 5/15/15                    3,093
                San Antonio City Electric & Gas
                Revenue Bond, Series A
       5,000        5.00%, 2/1/07                                4,988
       2,500        5.25%, 2/1/14                                2,448
                                                             ---------
                                                                37,683
                                                             ---------

                UTAH - 1.7%
         800    Alpine School District G.O. Bond,
                5.25%, 3/15/08                                     811
      10,675    Utah State G.O. Bond, Series E,
                4.50%, 7/1/04                                   10,536
                                                             ---------
                                                                11,347
                                                             ---------

                VIRGIN ISLANDS - 0.4%
       3,000    Virgin Islands Public Financing Authority
                Revenue Bond, Series A, Gross Receipts
                Taxes Lien Note, 5.625%, 10/1/10                 2,972
                                                             ---------

                VIRGINIA - 3.0%
       3,250    Arlington County G.O. Bond,
                5.80%, 12/1/02                                   3,345
       3,000    Charles City and County IDA Solid Waste
                Disposal Facility Revenue Refunding Bond
                (AMT), Waste Management, Inc. Project,
                4.875%, 2/1/09                                   2,515
                Fairfax County G.O. Bond, Series C
       3,000        4.60%, 5/1/01                                3,013
       9,100        5.25%, 5/1/08                                9,213
       2,250    Virginia State G.O. Bond, Series B,
                4.60%, 6/1/04                                    2,235
                                                             ---------
                                                                20,321
                                                             ---------

                WASHINGTON - 5.0%
       5,175    King County School District No. 406 South
                Central Improvement G.O.
                Refunding Bond (FGIC Insured),
                5.15%, 12/1/16                                   4,897
       5,020    King County Sewer Revenue Bond,
                Second Series (FGIC Insured),
                6.25%, 1/1/15                                    5,324

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 97.4%
                (CONT'D.)

                WASHINGTON - 5.0% (CONT'D.)
      $1,000    Pierce County School District No. 003
                Puyallup G.O. Bond, Series A,
                7.75%, 12/1/01                               $   1,049
       1,000    Pierce Fife County School District No. 417
                G.O. Bond, Series A, 7.85%, 12/1/01              1,048
       1,475    Seattle Limited Tax G.O. Bond, Escrowed
                to Maturity, 7.00%, 3/1/01                       1,511
       1,645    Snohomish County School District
                No. 015 Edmonds G.O. Bond,
                7.00%, 12/1/01                                   1,706
                Washington State Public Power Supply
                System Revenue Refunding Bond,
                Series A (FSA Insured)
       4,645        Nuclear Project No. 1, 5.60%, 7/1/05         4,757
       3,640        Nuclear Project No. 3, 5.65%, 7/1/08         3,751
                Washington State Convention &
                Trade Center COP Bond
       4,790        4.70%, 7/1/07                                4,593
       2,585        4.75%, 7/1/08                                2,466
       3,000    Washington State Public Power Supply
                System Revenue Refunding Bond, Series A,
                Nuclear Project No.2 (FGIC Insured),
                4.80%, 7/1/06                                    2,940
                                                             ---------
                                                                34,042
                                                             ---------

                WISCONSIN - 0.7%
       4,415    Wisconsin State G.O. Refunding Bond,
                Series 3, 6.125%, 11/1/06                        4,694
                                                             ---------

                Total Municipal Investments
                (cost $670,903)                                662,198
                                                             ---------

NUMBER
OF SHARES                                                        VALUE
(000S)                                                          (000S)
----------------------------------------------------------------------
                OTHER - 1.3%

       4,243    AIM Tax Free Cash Reserve Fund               $   4,243
       4,215    Provident Municipal Fund                         4,214
                                                             ---------

                Total Other
                (cost $8,458)                                    8,457
                                                             ---------

                Total Investments - 98.7%
                (cost $679,361)                                670,655

                Other Assets less Liabilities - 1.3%             8,616
                                                             ---------

                NET ASSETS - 100.0%                           $679,271
                                                             =========



See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 2000

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND


PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 98.9%

                CALIFORNIA - 93.9%
      $4,400    ABAG Financing Authority For Nonprofit
                Corp. Multifamily Housing Revenue
                Refunding Bond, Series B, United Dominion,
                6.25%, Mandatory Put 8/15/08                    $4,462
       1,000    Adelanto Public Utility Authority Revenue
                Bond, Series A, Utility System Project
                (Union Bank of California LOC),                    999
                4.45%, Mandatory Put 11/1/01
       1,000    Arcade Water District Water Revenue COP
                Bond (FGIC Insured), 5.00%, 11/1/17                939
       2,750    Brea PFA Revenue Tax
                Allocation Redevelopment
                Project Bond (MBIA Insured),
                Prerefunded, 7.00%, 8/1/01                       2,893
       3,000    California Cities Home Ownership
                Authority Lease Revenue Bond, Series A,
                Lease Purchase Program (MBIA Insured),
                4.15%, 12/1/03                                   2,939
       2,015    California State Department of Veteran
                Affairs Home Purchase Revenue Bond,
                Series B, 4.90%, 12/1/05                         2,022
       1,250    California State Department of Water
                Resources Revenue Bond, Series O,
                CVP Water System, 4.75%, 12/1/16                 1,143
       2,435    California State Educational Facilities
                Authority Revenue Bond, Loyola
                Marymount (MBIA Insured),
                0.00%, 10/1/02                                   2,178
                California State G.O. Bond
       2,000        6.60%, 2/1/10                                2,261
       4,000        4.50%, 12/1/16                               3,531
         125    California State Housing Financing
                Agency Revenue Bond, Series A,
                Home Mortgage (FHA Insured),
                7.375%, 8/1/17                                     130
         500    California State Public Works Board
                Lease Revenue Refunding Bond, Series A,
                California Community Colleges,
                5.25%, 12/1/16                                     485
       1,350    California State Public Works Board
                Lease Revenue Refunding Bond, Series A,
                Department of Corrections State Prisons
                (AMBAC Insured), 5.25%, 12/1/13                  1,368

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $3,545    California State Public Works Board
                Lease Revenue Refunding Bond, Series A,
                Trustees California State University,
                5.25%, 10/1/14                                  $3,499
       1,000    California State Public Works Board
                Lease Revenue Refunding Bond, Series C,
                Various Community College Projects,
                5.50%, 9/1/11                                    1,030
       1,000    California Statewide Communities
                Development Authority Multifamily
                Revenue Refunding Bond, Series E,
                Archstone/Oakridge Housing,
                5.30%, Mandatory Put 6/1/08                        971
       2,505    California Statewide Communities
                Development Authority Revenue COP Bond,
                John Muir/Mount Diablo Health System
                (MBIA Insured), 5.50%, 8/15/12                   2,594
       1,000    Contra Costa County Home Mortgage
                Revenue Bond (Colld. by GNMA),
                Escrowed to Maturity, 7.50%, 5/1/14              1,210
         950    Duarte Redevelopment Agency Single
                Family Mortgage Revenue Refunding Bond,
                Series B (Colld. by FNMA), Escrowed to
                Maturity, 6.875%, 10/1/11                        1,093
         400    East Bay Municipal Utility District Water
                System Revenue Refunding Bond
                (FGIC Insured), 6.00%, 6/1/02                      414
       2,000    Imperial Irrigation District COP Bond,
                Electrical Systems Project, 6.50%, 11/1/07       2,225
         200    Irvine Ranch Water District G.O.
                Refunding VRN, Series B, 4.25%, 4/3/00             200
                Los Angeles G.O. Refunding Bond, Series A
         850        5.25%, 9/1/12                                  870
       1,375        (FGIC Insured), 5.25%, 9/1/13                1,399
       1,500    Los Angeles Convention and Exhibition
                Center Authority COP Bond
                (AMBAC Insured), 6.70%, 8/15/00                  1,516
       1,945    Los Angeles County Metropolitan
                Transportation Authority Sales TRB,
                Proposition A, Series B, 4.50%, 7/1/00           1,949
          85    Los Angeles County SFM Revenue Bond,
                Issue B (Colld. by GNMA),
                7.60%, 8/1/16                                       87

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 98.9%
                (CONT'D.)

                CALIFORNIA - 93.9% (CONT'D.)
                Los Angeles Department of Water & Power
                Electric Plant Revenue Bond
      $2,000        6.10%, 2/15/17                              $2,052
       1,250        Refunding, 6.375%, 2/1/20                    1,304
       1,275        Crossover Refunding (MBIA Insured),
                    9.00%, 9/1/02                                1,409
         800    Los Angeles Unified School District
                G.O. Bond, Series B (FGIC Insured),
                5.375%, 7/1/15                                     803
       1,000    Metropolitan Water District Southern
                California G.O. Refunding Bond,
                Series A1, 5.00%, 3/1/01                         1,011
       3,000    Metropolitan Water District Southern
                California Waterworks Revenue Bond,
                6.25%, 7/1/01                                    3,078
         850    Mountain View COP Refunding Bond
                Revitalization Authority (MBIA Insured),
                6.00%, 10/1/16                                     874
       1,000    M-S-R Public Power Agency Revenue
                Refunding Bond, Series G, San Juan Project
                (MBIA Insured), 5.25%, 7/1/11                    1,021
       1,280    Northern California Power Agency
                Public Power Revenue Refunding Bond,
                Series A, Hydroelectric Project No.1
                (MBIA Insured), 5.80%, 7/1/02                    1,321
       2,000    Oakland Joint Powers Financing Authority
                Lease Revenue Bond, Oakland
                Administration Buildings
                (AMBAC Insured),  5.375%, 8/1/10                 2,064
       1,500    Orange County COP Refunding Bond,
                Juvenile Justice Center Facility
                (AMBAC Insured), 5.875%, 6/1/02                  1,549
       1,035    Paso Robles Joint Unified High School
                District COP Bond, Measure E, Capital
                Projects Phase III, Escrowed to Maturity,
                5.30%, 8/1/01                                    1,051
       1,000    Rancho Water District Financing Authority
                Revenue Refunding Bond (AMBAC Insured),
                5.00%, 8/15/14                                     973
       1,000    Riverside Water Revenue Bond,
                9.00%, 10/1/02                                   1,109

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                Sacramento Municipal Utility District
                Electric Revenue Refunding Bond, Series C
      $1,060        (MBIA Insured), 5.60%, 11/15/02             $1,095
         200        Escrowed To Maturity, 5.60%, 11/15/02          207
       1,000    San Diego County COP Bond, Burnham
                Institute, 5.70%, 9/1/11                         1,019
       1,050    San Diego Unified School District COP
                Bond, Series A, Capital Projects Phase VX,
                4.60%, 7/1/01                                    1,055
         750    San Diego Unified School District COP
                Bond, Series A, Escrowed to Maturity,
                6.10%, 7/1/01                                      767
       1,000    San Diego Unified School District G.O.
                Bond, Series A (FGIC Insured),
                0.00%, 7/1/05                                      782
       1,500    San Diego Unified School District COP
                Bond, Series B, Capital Projects, Escrowed
                to Maturity, 6.00%, 7/1/03                       1,537
         750    San Francisco City and County G.O. Bond,
                Educational Facilities, Series A, Community
                College, 5.50%, 6/15/11                            780
                San Francisco City and County Airport
                Commission International Airport
                Revenue Bond,
         740        Second Series, Series 18B, 5.00%, 5/1/13       729
         500        Refunding, Series 20, 4.75%, 5/1/15            465
       1,545    San Francisco City and County G.O. Bond,
                School District Facilities Improvement,
                Series D (FGIC Insured), 7.00%, 6/15/02          1,630
       1,000    San Marino Unified School District
                G.O. Bond, Series B, 5.25%, 7/1/20                 971
       2,000    San Mateo County Joint Powers Authority
                Lease Revenue Refunding Bond, Series A,
                Capital Projects (FSA Insured),
                5.00%, 7/15/16                                   1,906
       1,535    Santa Clara County Financing Authority
                Lease Revenue Bond, Series A
                (AMBAC Insured), Multiple Facilities
                Project, 4.40%, 5/15/10                          1,458
       1,000    Santa Rosa Wastewater Revenue Refunding
                and Subregional Wastewater Project Bond,
                Series A (FGIC Insured), 4.75%, 9/1/16             916
       2,100    Southern California Public Power
                Authority Power Project Revenue Bond,
                6.75%, 7/1/12                                    2,400

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $ 2,250    Turlock Irrigation District Revenue
                Refunding Bond, Series A, 6.00%, 1/1/20       $  2,250
                Union Elementary School District
                G.O. Bond Series A,
       1,340        0.00%, 9/1/01                                1,255
         715        0.00%, 9/1/03                                  602
                Washington Township Health Care
                District Revenue Bond
         100        4.25%, 7/1/05                                   96
         705        4.50%, 7/1/07                                  674
         250        5.00%, 7/1/09                                  242
                                                             ---------
                                                                86,862
                                                             ---------

                PUERTO RICO - 3.9 %
         800    Puerto Rico Commonwealth Highway and
                Transportation Authority Highway
                Revenue Bond, Series X, Permanent
                Fixed Option Receipts, 5.20%, 7/1/03               809
       2,000    Puerto Rico Commonwealth Infrastructure
                Financing Authority Special Tax Revenue
                Refunding Bond, Series A
                (AMBAC Insured), 5.25%, 7/1/10                   2,043
         750    Puerto Rico Public Buildings Authority
                Revenue Bond, Series B, Government
                Facilities (MBIA Insured), 5.00%, 7/1/15           719
                                                             ---------
                                                                 3,571
                                                             ---------

                VIRGIN ISLANDS - 1.1%
       1,000    Virgin Islands Public Financing Authority
                Revenue Bond, Series A, Gross Receipts
                Taxes Lien Note, 5.625%, 10/1/10                   991
                                                             ---------

                Total Municipal Investments
                (cost $90,570)                                  91,424
                                                             ---------

NUMBER
OF SHARES                                                        VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                OTHER - 1.4%
                (cost $1,299)

       1,299    Provident Municipal Cash Fund                 $  1,299
                                                             ---------

                Total Investments - 100.3%
                (Cost $91,869)                                  92,723

                Liabilities less Other Assets - (0.3)%           (253)
                                                             ---------

                NET ASSETS - 100.0%                            $92,470
                                                             =========




See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 94.3%

                FLORIDA - 75.0%
      $1,000    Dade County Refunding Bond
                (FGIC Insured), 12.00%, 10/1/02                 $1,170
         500    Dade County Sales TRB (AMBAC Insured),
                6.00%, 10/1/01                                     512
         400    Dade County Seaport Revenue Refunding
                Bond (MBIA Insured), 6.50%, 10/1/10                445
         150    Duval County School District G.O.
                Bond, Series 1992 (AMBAC Insured),
                6.125%, 8/1/04                                     157
       1,000    Florida State Board of Education
                Capital Outlay G.O. Refunding Bond,
                Series B, Public Education, 5.125%, 6/1/09       1,002
         100    Florida State Board of Education
                Capital Outlay Revenue Bond, Series 1992 B,
                Prerefunded, 5.30%, 6/1/02                         102
       4,295    Florida State Board of Education
                Lottery Revenue Bond, Series A
                (FGIC Insured), 5.375%, 7/1/14                   4,318
       1,000    Florida State Board of Education Revenue
                Bond, Series C, Escrowed to Maturity,
                6.00%, 5/1/03                                    1,006
                Florida State Division Bond Finance
                Department of General Services Revenue
                Bond, Environmental Protection-
                Preservation
       2,000        2000-A, 5.375%, 7/1/11                       2,037
       1,265        2000-B, 5.25%, 7/1/12                        1,267
         200    Florida State Municipal Power Agency
                Revenue Bond, Power Supply Project
                (AMBAC Insured), Prerefunded,
                6.25%, 10/1/01                                     209
         350    Florida State Municipal Power Agency
                Revenue Bond, St. Lucie Project
                (FGIC Insured), 5.40%, 10/1/05                     357
         250    Florida State Sunshine Skyway
                Revenue Refunding Bond, Series 1991,
                6.40%, 7/1/04                                      258
       1,000    Gainesville City Utility Systems
                Revenue Refunding Bond,
                Series 1979 A, 6.20%, 10/1/02                    1,015
       1,000    Heritage Palms Community Development
                District Capital Improvement Revenue
                Bond, 6.25%, 11/1/04                               996

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $1,780    Hillsborough County IDA IDR Health
                Facilities Project, Series A, University
                Community Hospital Bond, 4.50%, 8/15/03         $1,739
         500    Jacksonville City Health Facilities Authority
                Revenue Bond, Series A, Charity Obligation
                Group Project (MBIA Insured), 5.00%, 8/15/11       490
         100    Kissimmee City Utility Authority Electric
                System Revenue Refunding Bond, Series
                1991 (FGIC Insured), Prerefunded,
                6.50%, 10/1/01                                     105
                Kissimmee Suburban Water & Sewer
                System Revenue Bond (AMBAC Insured),
         185        Prerefunded, 5.75%, 10/1/01                    190
         265        Unrefunded Balance, 5.75%, 10/1/01             270
         500    Manatee County Public Utilities Revenue
                Bond, Series 1991 A (MBIA Insured),
                Prerefunded, 6.75%, 10/1/01                        526
       1,000    Manatee County School Boards COP Bond,
                Series 1998 A (MBIA Insured), 4.85%, 7/1/12        950
       1,200    Marion County Hospital District Revenue
                Refunding & Improvement Bond, Health
                Systems, Monroe Regional Medical Center,
                4.625%, 10/1/03                                  1,173
                Miami-Dade County Aviation Revenue
                Bond, Series B, Miami International Airport
         580        5.45%, 10/1/15                                 582
       1,000        5.40%, 10/1/14                               1,006
       1,000    Miami-Dade County Special Obligation
                Refunding Subordinate Bond, Series 1997 A
                (MBIA Insured), 0.00%, 10/1/14                     441
         625    Orange County HFA Revenue Bond,
                Series 1999 G (AMT), 5.20%, 9/1/14                 571
       2,500    Orange County Tourist Development
                Tax Revenue Refunding Bond
                (MBIA Insured), 5.00%, 10/1/18                   2,315
         100    Orlando City Utility Commission
                Water and Electric Revenue Refunding
                Bond, Series 1992, 5.75%, 10/1/05                  104
         250    Palm Beach County G.O. Refunding Bond,
                Series B, 6.50%, 7/1/10                            279
       1,000    Palm Beach County School Board COP Bond,
                Series A (FGIC Insured), 6.00%, 8/1/17           1,043
                Reedy Creek Improvement District Bond,
                Series 1991 A,
          50        Prerefunded, 6.00%, 6/1/01                      51
         200        Unrefunded Balance, 6.00%, 6/1/02              205

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $   200    Sunrise City Utility Systems Revenue
                Capital Appreciation Bond, Series 1996 A
                (AMBAC Insured), 0.00%, 10/1/01              $     187
       1,000    Tampa Bay Water Systems Revenue Bond
                (FGIC Insured), 0.00%, 10/1/06                     717
       1,000    Tampa Bay Water Utility System Revenue
                Bond (FGIC Insured), 5.50%, 10/1/17                999
         750    Tampa City Sports Authority Revenue
                Bond, Stadium Project (MBIA Insured),
                6.00%, 1/1/06                                      790
       1,035    Tampa Hospital Capital Improvement
                Revenue Bond, Series 1999 A, 4.75%, 7/1/11         914
       1,000    West Orange Healthcare Revenue Bond,
                Series A, 5.25%, 2/1/03                            997
                                                             ---------
                                                                31,495
                                                             ---------

                MAINE - 0.3%
         120    Regional Waste System Industrial Solid
                Resources Recovery Revenue Bond,
                Series P, 5.375%, 7/1/05                           121
                                                             ---------

                MASSACHUSETTS - 2.2%
       1,000    Massachusetts State Health and Educational
                Facilities Revenue Bond, Group A,
                5.25%, 7/1/07                                      926
                                                             ---------

                NORTH CAROLINA - 3.3%
       1,400    North Carolina Eastern Municipal Power
                Agency Power Systems Revenue Bond,
                Series A, 5.75%, 1/1/04                          1,404
                                                             ---------

                PUERTO RICO - 11.1%
       1,000    Puerto Rico Commonwealth Public
                Improvement Capital Appreciation G.O.
                Refunding Bond, 0.00%, 7/1/04                      811
                Puerto Rico Industrial, Tourist, Educational,
                Medical & Environmental Central Facilities
                Revenue Refunding Bond, Series A,
                San Lucas & Cristo Project
         385        4.65%, 6/1/01                                  382
         435        4.80%, 6/1/02                                  428
         595        4.90%, 6/1/03                                  579
       1,000    Puerto Rico Municipal Financing Agency
                G.O. Bond, Series A (FSA Insured),
                6.00%, 8/1/15                                    1,059

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $1,400    Puerto Rico Public Buildings Authority
                Guaranteed Public Education and Health
                Facilities Revenue Refunding Bond,
                Series M (Commonwealth Gtd.),
                5.20%, 7/1/02                                 $  1,415
                                                             ---------
                                                                 4,674
                                                             ---------

                VIRGIN ISLANDS - 2.4%
       1,000    Virgin Islands Public Finance Authority
                Revenue Bond, Gross Receipts Taxes Lien
                Note, Series A, 5.625%, 10/1/10                    990
                                                             ---------

                Total Municipal Investments
                (cost $39,828)                                  39,610
                                                             ---------

NUMBER
OF SHARES
(000S)
----------

                OTHER - 12.3%

          29    Dreyfus Tax-Exempt Cash Management
                Fund No. 264                                        29
       5,122    Federated Tax Free Trust Money
                Market Fund No. 15                               5,122
                                                             ---------

                Total Other
                (cost $5,151)                                    5,151
                                                             ---------

                Total Investments - 106.6%
                (cost $44,979)                                  44,761

                Liabilities less Other Assets - (6.6)%         (2,785)
                                                             ---------

                NET ASSETS - 100.0%                            $41,976
                                                             =========

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

FIXED INCOME FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                ASSET-BACKED SECURITIES - 14.0%

      $8,610    California Infrastructure SCE-1
                Series 1997-1, Class A4,
                6.22%, 3/25/04                                  $8,489
       5,815    California Infrastructure PG&E-1,
                Series 1997-1, Class A5,
                6.25%, 6/25/04                                   5,728
       4,038    Chevy Chase Auto Receivables Trust,
                Series 1997-2, Class A,
                6.35%, 1/15/04                                   4,014
       5,470    Commercial Mortgage Asset Trust,
                Series 1999-C1, Class A3,
                6.64%, 9/17/10                                   5,120
       7,010    CS First Boston Mortgage Securities Corp.,
                Series 1998-C2, Class A1,
                5.96%, 12/15/07                                  6,630
       2,597    Delta Funding Mortgage Corp., I.O.,
                Series 1991-1, Class A-4,
                7.50%, 3/15/06<F1>                                  10
          82    DLJ Mortgage Acceptance Corp., I.O.,
                7.50%, 11/12/21<F1>                                 83
       8,830    First Union-Lehman Brothers-Bank of
                America, Series 1998-C2, Class A2,
                6.56%, 11/18/08                                  8,332
       6,660    GMAC Commercial Mortgage
                Securities, Inc.,
                Series 1999-C3,Class A1B,
                7.273%, 8/15/09                                  6,543
       2,674    IMC Excess Cashflow Securities Trust,
                Series 1997-A, Class A,
                7.41%, 11/26/28<F1>                              1,070
       7,400    LB Commercial Conduit Mortgage Trust,
                Series 1998-C4, Class B,
                6.36%, 10/15/08                                  7,051
                Morgan Stanley Capital I,
       1,100        Series 1998-WF1, Class A2,
                    6.55%, 12/15/07                              1,041
       8,695        Series 1999-LIFE, Class A2,
                    7.11%, 7/15/09                               8,449
       4,405    Mortgage Capital Funding, Inc.
                Series 1998-MC1, Class A2,
                6.66%, 1/18/08                                   4,175
       5,365    Nationslink Funding Corp.,
                Series 1999-1, Class A2,
                6.32%, 11/20/08                                  4,976

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $ 7,153    Olympic Automobile Receivables Trust,
                Series 1997-A, Class A4,
                6.625%, 12/15/02                               $ 7,155
       1,179    PNC Mortgage Securities Corp.,
                7.06%, 4/28/27<F1>                               1,037
         196    Residential Asset Securitization Trust,
                Series 1997-A8 C, Class A3,
                7.00%, 10/25/27                                    195
      10,000    Yosemite Securities Trust I,
                8.25%, 11/15/04<F1>                              9,967
                                                             ---------

                Total Asset-Backed Securities
                (cost $95,132)                                  90,065
                                                             ---------

                CORPORATE/GOVERNMENT BONDS
                AND NOTES - 41.8%

                AIRLINES - 1.9%
      12,000    Continental Airlines, Inc.,
                Series 2000-1, Class A-1,
                8.05%, 11/1/20                                  12,084
                                                             ---------

                BANKS - 3.0%
      15,300    Bank One Corp., 6.40%, 8/1/02                   14,985
       4,225    First Union Corp., 7.70%, 2/15/05                4,275
                                                             ---------
                                                                19,260
                                                             ---------

                BEVERAGES - 3.1%
                Coca-Cola Enterprises
       1,473        7.00%, 10/1/26                               1,436
       4,250        6.70%, 10/15/36, Putable 10/15/03            4,163
                Diageo Capital PLC
      10,755        6.625%, 6/24/04                             10,530
       3,900        7.45%, 4/15/35                               3,918
                                                             ---------
                                                                20,047
                                                             ---------

                COMPUTER SERVICES - 0.7%
       4,825    Electronic Data Systems,
                6.85%, 10/15/04                                  4,763
                                                             ---------

                DIVERSIFIED FINANCIAL SERVICES - 14.7%
      15,870    Asian Development Bank,
                6.375%, 10/1/28                                 15,465
         108    Berkshire Hathaway, Inc.,
                9.75%, 1/15/18                                     112

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $15,810    CIT Group, Inc., 5.85%, 5/26/00                $15,430
       4,175    DaimlerChrysler North American Holdings,
                7.20%, 9/1/09                                    4,070
      17,500    Ford Motor Credit Co.,
                6.00%, 1/14/03                                  16,870
       5,125    General Motors Acceptance Corp.,
                5.85%, 1/14/09                                   4,547
                Green Tree Financial Corp.
         962        Series 1994-B, Class A, 7.85%, 7/15/04         958
       2,700        Series 1986-9, Class A, 7.69%, 1/15/28       2,683
       2,700        Series 1997-6, Class B1, 7.17%, 1/15/29      2,504
      12,385    Heller Financial Commercial Mortgage
                Association, Series 2000-PH1, Class A2,
                7.75%, 11/15/09                                 12,554
       5,125    Household Finance Corp.,
                5.875%, 2/01/09                                  4,503
       6,560    Textron Financial Corp.,
                7.125%, 12/9/04                                  6,493
       8,555    Transamerica Finance Corp.,
                7.25%, 8/15/02                                   8,493
                                                             ---------
                                                                94,682
                                                             ---------

                ENVIRONMENTAL CONTROLS - 0.9%
       6,610    Waste Management, Inc., 7.10%, 8/1/26            6,101
                                                             ---------

                FANNIE MAE - 7.2%
                FNMA
      17,995        5.625%, 5/14/04                             17,064
      23,995        5.25%, 1/15/09                              20,951
       8,325        7.25%, 1/15/10                               8,381
                                                             ---------
                                                                46,396
                                                             ---------

                INSURANCE - 1.7%
       3,340    American General Finance Corp., Series F,
                7.45%, 1/15/05                                   3,338
       2,900    Anthem Insurance, Inc., 9.00%, 4/1/27<F1>        2,793
                Lumberman's Mutual Casualty Co.
       3,910        9.15%, 7/1/26<F1>                            3,925
         765        8.45%, 12/1/97<F1>                             659
                                                             ---------
                                                                10,715
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                SPECIAL PURPOSE - 3.0%
     $ 3,080    Bunge Trade Ltd., 9.25%, 5/1/02<F1>         $    3,030
      10,000    Air 2 US, 8.027%, 10/1/19<F1>                   10,006
       6,200    US West Capital Funding, Inc.,
                6.875%, 8/15/01                                  6,162
                                                             ---------
                                                                19,198
                                                             ---------

                TELEPHONE - 2.9%
       7,600    AT&T Corp., 6.00%, 3/15/09                       6,869
       5,625    Sprint Capital Corp., 6.50%, 11/15/01            5,561
       5,845    Vodafone AirTouch PLC,
                7.75%, 2/15/10<F1>                               5,957
                                                             ---------
                                                                18,387
                                                             ---------

                TRANSPORTATION - 1.8%
                Burlington Northern Santa Fe Corp.
       6,000        7.29%, 6/1/36, Puttable 6/1/08               5,755
       5,950        6.53%, 7/15/37                               5,666
                                                             ---------
                                                                11,421
                                                             ---------

                UTILITIES - 0.9%
       5,735    PP&L Transition Bond Co. LLC,
                Series 1999-1, Class A5,
                6.83%, 3/25/07                                   5,639
                                                             ---------

                Total Corporate/Government Bonds
                and Notes (cost $278,316)                      268,693
                                                             ---------

                U.S. GOVERNMENT
                AGENCIES - 24.6%

                COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
         662    FHLMC
                Series 1248, Class B, 7.00%, 3/15/22               649
       9,829    FNMA REMIC Trusts,
                Series 1997-20, I.O., 8.00%, 3/25/27               655
                                                             ---------
                                                                 1,304
                                                             ---------

                MORTGAGE BACKED SECURITIES - 24.4%
       4,405    FHLMC - Gold, Pool C00835,
                6.50%, 7/01/29                                   4,134
      12,260    FHLMC - Gold, Pool C18079,
                6.00%, 11/1/28                                  11,168

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                U.S. GOVERNMENT
                AGENCIES - 24.6% (CONT'D.)

                MORTGAGE BACKED SECURITIES - 24.4% (CONT'D.)
     $25,788    FNMA, Pool 440700,
                6.00%, 11/1/28                               $  23,483
      24,758    FNMA, Pool 452421,
                6.00%, 12/1/28                                  22,545
                FNMA TBA
      20,000        6.50%, 3/15/28                              18,775
      30,000        7.50%, 3/15/30                              29,480
                GNMA I TBA
      30,000        6.50%, 3/15/28                              28,284
      20,000        7.00%, 3/15/30                              19,381
                                                             ---------
                                                               157,250
                                                             ---------

                Total U.S. Government Agencies
                (cost $163,475)                                158,554
                                                             ---------

                U.S. GOVERNMENT
                OBLIGATIONS - 12.3%

                U.S. TREASURY BONDS/NOTES
      10,000    5.75%, 8/15/03                                   9,795
      61,370    7.50%, 11/15/16                                 69,521
                                                             ---------

                Total U.S. Government Obligations
                (cost $77,043)                                  79,316
                                                             ---------

                FLOATING RATE
                BANK NOTES - 1.9%

      10,405    Lloyds Bank PLC,
                5.63%, 5/15/00                                   8,525
       4,585    National Westminster Bank, Series C,
                5.63%, 5/31/00                                   3,594
                                                             ---------

                Total Floating Rate Bank Notes
                (cost $13,045)                                  12,119
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                SHORT-TERM INVESTMENT - 2.5%
                (cost $16,101)

     $16,101    UBS A.G., Grand Cayman,
                Eurodollar Time Deposits,
                6.375%, 4/3/00                               $  16,101
                                                             ---------

                Total Investments - 97.1%
                (cost $643,112)                                624,848

                Other Assets less Liabilities - 2.9%            18,586
                                                             ---------

                NET ASSETS - 100.0%                           $643,434
                                                             =========


<F1> These private placement securities may require registration under the
     Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. At March 31, 2000, the value of these securities amounted to approximately $38,557,000 or 6.0% of net assets.


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 98.8%

                ALABAMA - 0.3%
      $2,000    Courtland Industrial Development
                Board Solid Waste Disposal Revenue
                Bond (AMT), 6.00%, 8/1/29                     $  1,833
                                                             ---------

                ALASKA - 0.4%
       2,000    Anchorage G.O. Refunding Bond
                (MBIA Insured), 5.00%, 7/1/12                    1,948
                                                             ---------

                ARIZONA - 2.8%
       1,000    Arizona Student Loan Acquisition
                Authority Revenue Bond, Series A-1
                (AMT), 5.90%, 5/1/24                               998
         500    Arizona Student Loan Acquisition
                Authority Revenue Refunding Bond,
                Series B-1(AMT), 6.15%, 5/1/29                     506
       1,375    Cochise County University School District
                No. 68 Sierra Vista G.O. Bond, Series B
                (FGIC Insured), 9.00%, 7/1/03                    1,546
         700    Maricopa County PCR Bond FRN,
                Series D, Arizona Public Service Co.
                (Bank of America LOC) 4.05%, 4/3/00                700
       3,000    Maricopa County School District No. 41
                Gilbert G.O. Bond, 6.25%, 7/1/15                 3,042
       5,500    Maricopa County School District No. 69
                Paradise Valley G.O. Bond, Series B,
                8.50%, 7/1/06                                    6,493
       1,500    Maricopa County Unified
                School District No.11 G.O. Bond,
                Peoria Project 1991, 5.50%, 7/1/10               1,516
                                                             ---------
                                                                14,801
                                                             ---------

                CALIFORNIA - 8.8%
       4,000    California Educational Facilities Authority
                Capital Appreciation Revenue Bond,
                Loyola Marymount (MBIA Insured),
                0.00%, 10/1/31                                     545
       4,315    California Health Facility Financing
                Authority Revenue Bond, Northern
                California Presbyterian, 5.125%, 7/1/18          3,736
       2,000    California Pollution Control Financing
                Authority PCR Bond, Series B, Southern
                California Edison (MBIA Insured),
                5.45%, 9/1/29                                    1,929

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

    $  5,000    California State Public Works Board Lease
                Revenue Bond, Series A, 6.10%, 9/1/02         $  5,194
       6,000    California State Public Works Board Lease
                Revenue Bond, Series E, Department of
                Corrections State Prison, 5.50%, 6/1/15          6,111
       3,500    California Statewide Communities
                Development Authority Revenue
                Refunding Bond, Series A-2,
                Irvine Apartment Communities,
                4.90%, Mandatory Put 5/15/08                     3,344
                Kern High School District G.O.
                Refunding Bond, Series A (MBIA Insured)
       1,845        6.60%, 2/1/17                                2,052
       1,825        6.60%, 8/1/17                                2,029
       6,000    Los Angeles Convention & Exhibition
                Center Authority Revenue COP,
                9.00%, 12/1/20                                   7,310
       6,000    Los Angeles Convention and Exhibition
                Center Authority COP, Prerefunded,
                9.00%, 12/1/10                                   7,310
       4,125    Los Angeles Department of Water & Power
                Electric Plant Revenue Bond,
                6.00%, 2/15/16                                   4,227
       1,000    San Diego County COP,
                Burnham Institute, 6.25%, 9/1/29                   979
       1,000    Walnut Valley Unified School District
                G.O. Bond, Series A (MBIA Insured),
                Escrowed to Maturity, 6.00%, 8/1/13              1,076
                                                             ---------
                                                                45,842
                                                             ---------

                COLORADO - 2.3%
       2,000    Colorado Health Facilities Authority
                Revenue Bond, Series A, Poudre Valley
                Healthcare (FSA Insured), 5.75%, 12/1/23         1,977
       3,360    Denver City & County Special Facilities
                Airport Revenue Bond, Series A (AMT),
                Rental Car Project (MBIA Insured),
                6.00%, 1/1/14                                    3,484
      10,000    E-470 Public Highway Authority Capital
                Appreciation Revenue Bond, Series B
                (MBIA Insured), 0.00%, 9/1/25                    2,193
       2,000    Interlocken Metropolitan District G.O.
                Refunding Bond, Series B, 5.75%, 12/15/19        1,981
       3,000    Metropolitan Football Stadium Sales
                TRB, Series B (MBIA Insured),
                0.00%, 1/1/06                                    2,224
                                                             ---------
                                                                11,859
                                                             ---------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS -
                98.8% (CONT'D.)
                CONNECTICUT - 1.9%
    $  8,625    Connecticut State Special Tax Obligation
                Revenue Bond, Series A, Transportation
                Infrastructure, 7.125%, 6/1/10                $  9,875
                                                             ---------

                DISTRICT OF COLUMBIA - 0.7%
       4,000    District of Columbia G.O. Bond,
                Series A (MBIA Insured), 5.25%, 6/1/27           3,604
                                                             ---------

                FLORIDA - 9.8%
      15,950    Broward County G.O. Bond,
                10.00%, 7/1/14                                  22,549
                Florida State Board of Education Capital
                Outlay G.O. Refunding Bond
       2,090        9.125%, 6/1/14                               2,785
         325        Prerefunded, 9.125%, 6/1/14                    429
      10,600    Florida State Municipal Power Agency
                Revenue Refunding Bond,
                Stanton II Project (AMBAC Insured),
                4.50%, 10/1/16                                   9,210
       1,840    Heritage Palms Community Development
                District Capital Improvement Revenue
                Bond, 6.25%, 11/1/04                             1,833
       3,500    Miami-Dade County School District
                G.O. Refunding Bond (FSA Insured),
                5.375%, 8/1/13                                   3,558
       6,200    Orlando City Utilities Commission
                Water and Electric Revenue Refunding
                Bond, Series D, 6.75%, 10/1/17                   7,050
       2,500    Pinellas County Sewer Revenue Bond
                (MBIA Insured), 5.75%, 10/1/05                   2,604
       1,000    Volusia County Educational Facility
                Authority Revenue Bond, Series A,
                Embry-Riddle Aeronautical,
                5.75%, 10/15/29                                    932
                                                             ---------
                                                                50,950
                                                             ---------

                GEORGIA - 3.2%
       5,000    Atlanta Airport Revenue Refunding Bond,
                Series A (FGIC Insured), 5.50%, 1/1/26           4,775
       5,800    Fulton County Water & Sewer Revenue
                Bond (FGIC Insured), 4.75%, 1/1/28               4,891

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

    $  2,000    Gainesville & Hall County Development
                Authority Revenue Bond, Series C,
                Senior Living Facility - Lanier Village,
                7.25%, 11/15/29                               $  1,916
       2,300    Georgia State Municipal Electric
                Authority Power Revenue Bond,
                Series B (FGIC Insured), 6.375%, 1/1/16          2,533
       3,000    Private Colleges & Universities Authority
                Revenue Bond, Series A, Emory
                University Project, 5.50%, 11/1/31               2,862
                                                             ---------
                                                                16,977
                                                             ---------
                IDAHO - 0.4%
       2,000    Power County IDR Bond, FMC Corp.
                Project (AMT), 6.45%, 8/1/32                     1,934
                                                             ---------

                ILLINOIS - 8.8%
      10,000    Chicago City G.O. Bond, Series A
                (FGIC Insured), 6.75%, 1/1/35                   10,886
                Chicago City G.O. Bond, Series B
                (AMBAC Insured),
      10,250        5.125%, 1/1/15                               9,814
       7,450        5.125%, 1/1/22                               6,824
       3,000    Chicago Park District Parking Facility
                Revenue Bond (ACA Insured),
                6.00%, 1/1/19                                    2,976
       6,455    Chicago Water Revenue Refunding Bond
                (FDIC Insured), 4.125%, 11/1/13                  5,569
       3,350    Illinois Development Finance
                Authority PCR Refunding Bond, Series B,
                Illinois Power Co. Project (MBIA Insured),
                5.40%, 3/1/28                                    3,115
       2,000    Illinois Education Facility Authority
                Revenue Bond, Series D (AMBAC Insured),
                5.45%, 9/1/14                                    1,964
                Illinois State Development Financing
                Authority Economic Development Revenue
                Bond, Latin School of Chicago Project
         350        5.60%, 8/1/18                                  323
         730        5.65%, 8/1/28                                  654
       2,000    Illinois State Health Facility Authority
                Revenue Refunding Bond, Series A, West
                Suburban Hospital, 5.75%, 7/1/15                 1,786
       2,015    Illinois State Student Assistance
                Commission Student Loan Revenue Bond,
                Series QQ, 3.75%, 9/1/02                         1,943
                                                             ---------
                                                                45,854
                                                             ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                INDIANA - 6.0%
      $4,200    Hamilton County Public Building
                Corporation First Mortgage G.O. Bond,
                7.25%, 8/1/13                                 $  4,930
       2,000    Indiana Health Facility Financing
                Authority Hospital Revenue Bond,
                Series D, Charity Obligation Group,
                4.75%, 11/15/06                                  1,913
       1,810    Indiana State Municipal Power Agency
                Supply Systems Revenue Refunding Bond,
                Series B (MBIA Insured), 6.00%, 1/1/12           1,930
       5,620    Indiana State Office Building Capital
                Complex Revenue Bond, Series B
                (MBIA Insured), 7.40%, 7/1/15                    6,752
       3,305    Indiana State Transportation Authority
                Airport Finance Lease Revenue Bond,
                Series A, 5.50%, 11/1/12                         3,278
                Indianapolis City Industrial Gas Utility
                Revenue Refunding Bond, Series B
                (FGIC Insured)
       1,740        5.00%, 6/1/06                                1,745
       2,275        4.00%, 6/1/08                                2,092
       3,280        3.50%, 6/1/18                                2,485
       3,000    Indianapolis Local Public Improvement
                Capital Appreciation Revenue Bond,
                Series E (AMBAC Insured), 0.00%, 2/1/22            806
       3,500    Marion County Convention and
                Recreational Facility Authority Excise
                TRB, Series A (AMBAC Insured),
                7.00%, 6/1/21                                    3,653
       2,000    Monroe County Hospital Authority
                Revenue Bond, Series B, Bloomington
                Hospital Obligation Group (FSA Insured),
                6.00%, 5/1/29                                    2,000
                                                             ---------
                                                                31,584
                                                             ---------

                KANSAS - 0.4%
       2,000    Burlington City Environmental
                Improvement Revenue Refunding
                Bond, Series D, Kansas City Power
                & Light Co. Project,
                4.35%, Mandatory Put 10/1/17                     1,968
                                                             ---------


PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                KENTUCKY - 0.3%
    $  1,500    Jefferson County Student Housing
                Industrial Building Revenue Bond,
                Series A, Collegiate Housing Foundation,
                7.125%, 9/1/29                                $  1,472
                                                             ---------

                MASSACHUSETTS - 3.3%
       3,000    Massachusetts Bay Transportation
                Authority Revenue Bond, Series A,
                General Transportation System
                (MBIA Insured), 5.50%, 3/1/12                    3,076
                Massachusetts State Development
                Finance Agency Revenue Bond, Series P,
                Boston University
       2,000        5.375%, 5/15/39                              1,737
       2,000        6.00%, 5/15/59                               1,932
                Massachusetts State Health &
                Educational Facility Authority
                Revenue Bond
       1,500        Series B, Partners Healthcare System,
                    5.125%, 7/1/19                               1,290
       4,500        Series A, Caritas Christi Obligation
                    Group, 5.625%, 7/1/20                        3,557
       2,500        Series A, Partners Healthcare System,
                    (MBIA Insured), 5.375%, 7/1/24               2,298
       3,000    Massachusetts State Water Pollution
                Abatement Revenue Bond, Series A,
                6.00%, 8/1/19                                    3,173
                                                             ---------
                                                                17,063
                                                             ---------

                MICHIGAN - 2.6%
      10,000    Michigan Municipal Authority Revenue
                Bond, Clean Water Revolving Fund,
                5.50%, 10/1/21                                   9,718
       5,000    Michigan State Hospital Finance
                Authority Revenue Refunding Bond
                (MBIA Insured), 4.50%, 10/15/21                  4,027
                                                             ---------
                                                                13,745
                                                             ---------

                MISSISSIPPI - 1.9%
      10,000    Mississippi State Highway Revenue
                Refunding Bond, Series No. 39,
                Four Lane Highway Program,
                5.25%, 6/1/06                                   10,152
                                                             ---------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS -
                98.8% (CONT'D.)

                MONTANA - 0.4%
      $2,500    University of Montana Higher Education
                Revenue Bond, Series A (MBIA Insured),
                4.50%, 11/15/15                                 $2,192
                                                             ---------

                NEBRASKA - 0.9%
       5,500    American Public Energy Agency Gas
                Supply Revenue Bond, Series C,
                Public Gas Agency Project
                (AMBAC Insured), 4.30%, 3/1/11                   4,645
                                                             ---------

                NEVADA - 1.8%
                Las Vegas New Convention & Visitors
                Authority Revenue Bond (AMBAC Insured)
       5,370        5.75%, 7/1/18                                5,398
       1,390        6.00%, 7/1/19                                1,421
       2,540    Nevada State G.O. Refunding Bond,
                Project 20-23A, Escrowed to Maturity,
                7.20%, 7/1/06                                    2,562
                                                             ---------
                                                                 9,381
                                                             ---------

                NEW JERSEY  - 0.6%
       1,500    New Jersey State Health Care Facilities
                Finance Authority Revenue Bond,
                Palisades Medical Center Obligation
                Group (ACA Insured), 5.25%, 7/1/28               1,268
       2,000    New Jersey State Turnpike Authority
                Revenue Refunding Bond, Series A,
                6.75%, 1/1/08                                    2,070
                                                             ---------
                                                                 3,338
                                                             ---------

                NEW MEXICO - 0.2%
         850    Bernalillo County Gross Receipts
                Tax Revenue Refunding Bond,
                5.125%, 4/1/15                                     824
                                                             ---------

                NEW YORK - 13.2%
                Long Island Power Authority Electric
                System Revenue Bond
       1,000        5.00%, 4/1/02                                1,003
       4,000        Series A (FSA Insured), 5.00%, 12/1/15       3,760
       3,470        Series A (AMBAC Insured),
                    5.25%, 12/1/26                               3,186
       5,000        Series A, 5.50%, 12/1/29                     4,748

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $3,250    Monroe County Airport Authority
                Revenue Refunding Bond (AMT), Greater
                Rochester International Airport
                (MBIA Insured), 5.375%, 1/1/07                $  3,285
       5,000    New York City Municipal Water
                Financing Authority Water and Sewer
                System Revenue Refunding Bond,
                Series A (MBIA Insured), 5.50%, 6/15/23          4,803
                New York City Transitional Finance
                Authority Revenue Bond, Series B,
                Future Tax Secured
       2,000        6.125%, 11/15/15                             2,123
       4,000        6.00%, 11/15/24                              4,086
       3,150    New York G.O. Refunding Bond,
                Series D, 5.75%, 8/1/07                          3,260
                New York State Dormitory Authority
                Lease Revenue Bond, Series A, State
                University Dormitory Facilities
       1,115        6.25%, 7/1/20                                1,161
       1,000        6.00%, 7/1/30                                1,008
       1,395    New York State Dormitory Authority
                Revenue Bond, Series D, Mental Health
                Services Facilities, (MBIA Insured),
                5.25%, 8/15/17                                   1,329
                New York State Dormitory Authority
                Revenue Bond, Victory Memorial Hospital
                (MBIA Insured)
       1,000        5.25%, 8/1/15                                  965
         500        5.375%, 8/1/25                                 466
       3,000    New York State Dormitory Authority
                Revenue Bond, Menorah Home
                (AMBAC and FHA Insured), 5.00%, 8/1/18           2,734
      20,000    New York State Dormitory Authority
                Revenue Bond, Series A, Mt. Sinai School
                of Medicine (MBIA Insured),
                5.15%, 7/1/24                                   18,336
                New York State Urban Development
                Corp. Revenue Refunding Bond
                (Colld. by HUD 236)
       6,000        5.50%, 7/1/16                                5,806
       2,000        5.50%, 7/1/22                                1,883
       4,825    Triborough Bridge & Tunnel Authority
                General Purpose Revenue Bond,
                Series SR, 5.00%, 1/1/07                         4,812
                                                             ---------
                                                                68,754
                                                             ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                NORTH CAROLINA - 7.0%
                North Carolina State Eastern Municipal
                Power Agency Revenue Refunding Bond
     $18,950        Series B, 7.00%, 1/1/08                    $20,314
       2,655        Series A, Escrowed to Maturity,
                    6.50%, 1/1/18                                2,947
       4,000        Series A, 5.75%, 1/1/26                      3,599
       1,000        Series D, 6.75%, 1/1/26                      1,018
                North Carolina Municipal Power Agency
                No. 1 Catawba Electric Revenue Bond,
       5,000        Series A (MBIA Insured), 6.00%, 1/1/08       5,268
       3,720        Series B, Unrefunded Balance,
                    6.00%, 1/1/20                                3,534
                                                             ---------
                                                                36,680
                                                             ---------

                OHIO - 1.2%
       4,000    Ohio State Turnpike Commission
                Revenue Refunding Bond, Series A
                (FGIC Insured), 5.50%, 2/15/24                   3,917
       2,500    Scioto County Marine Terminal Revenue
                Refunding Bond, Norfolk Southern Corp.
                Project, 5.30%, 8/15/13                          2,255
                                                             ---------
                                                                 6,172
                                                             ---------

                OKLAHOMA - 2.1%
       6,000    McGee Creek Water Authority Revenue
                Bond, Series 1992 (MBIA Insured),
                6.00%, 1/1/13                                    6,431
       1,750    Oklahoma Industrial Finance Authority
                G.O. Bond, Series K, 8.875%, 12/1/15             1,797
       3,000    Payne County Economic Development
                Student Housing Authority Revenue
                Bond, Series A, Collegiate Housing
                Foundation, 6.375%, 6/1/30                       2,897
                                                             ---------
                                                                11,125
                                                             ---------

                OREGON - 1.1%
                Oregon State Bond Bank Revenue Bond,
                Series A, Oregon Economic Community
                Development Department (MBIA Insured)
       2,665        5.50%, 1/1/20                                2,624
       1,985        5.625%, 1/1/21                               1,974
       1,000    Oregon State G.O. Bond, Series 66,
                10.50%, 6/1/02                                   1,117
                                                             ---------
                                                                 5,715
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                PENNSYLVANIA - 1.3%
      $1,635    Allegheny County Port Authority Special
                Revenue Bond (MBIA Insured),
                6.125%, 3/1/29                                  $1,675
       3,000    Montgomery County Higher Education
                and Health Authority Revenue Bond,
                Series A, Philadelphia Geriatric Center,
                7.375%, 12/1/30                                  2,844
       2,300    Pennsylvania State Higher Educational
                Facilities Authority Revenue Refunding
                Bond FRN, Series C, Carnegie Mellon
                University, 3.95%, 4/3/00                        2,300
                                                             ---------
                                                                 6,819
                                                             ---------

                SOUTH CAROLINA - 0.9%
       3,000    Georgetown County Pollution Control
                Facilities Revenue Refunding Bond,
                Series A, International Paper Co. Project,
                5.125%, 2/1/12                                   2,762
       2,115    Piedmont County Municipal Power
                Agency Electric Revenue Refunding Bond,
                Series A, 6.55%, 1/1/16                          2,092
                                                             ---------
                                                                 4,854
                                                             ---------

                TENNESSEE - 1.1%
       1,500    Chattanooga Health, Educational &
                Housing Facilities Board Revenue
                Refunding and Hospital Improvement
                Bond, Siskin Hospital, 5.25%, 6/1/28             1,193
       5,000    Tennessee State Energy Acquisition Corp.
                Gas Revenue Bond, Series B
                (AMBAC Insured), 4.50%, 9/1/08                   4,336
                                                             ---------
                                                                 5,529
                                                             ---------

                TEXAS - 9.0%
       1,800    Austin Utility System Revenue
                Refunding Bond (FSA Insured),
                5.125%, 11/15/20                                 1,651
       2,000    Brazos River Authority PCR Refunding
                Bond, Series A (AMT), Texas Utility
                Electric Co., 3.70%, Mandatory Put 4/1/00        1,998
       1,000    Brownsville Naval District Revenue
                Refunding Bond, Union Carbide Corp.
                Project, 5.10%, 1/1/12                             899

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS -
                98.8% (CONT'D.)

                TEXAS - 9.0% (CONT'D.)
      $3,290    Carrollton Farmers Branch Independent
                School District G.O. Bond (PSF Gtd.),
                6.00%, 2/15/14                                  $3,427
       3,500    Colorado River Municipal Water
                District Revenue Bond,
                Prerefunded, 9.50%, 1/1/01                       3,633
       1,500    Harris County Health Facilities
                Development Corp. Revenue Bond,
                Series A, Christus Health, 5.50%, 7/1/09         1,528
       2,000    Houston Water & Sewer System Capital
                Appreciation Revenue Refunding Bond,
                Series A (FSA Insured), 0.00%, 12/1/26             403
       2,400    Lamar School District G.O. Bond
                (PSF Gtd.), 6.00%, 2/15/13                       2,514
       5,000    Lower Colorado River Authority
                Revenue Refunding Bond, Series A,
                5.50%, 5/15/19                                   4,879
       4,500    Matagorda County Navigation District
                No. 1 Revenue Bond, Series C,
                Reliant Energy, Inc., 5.20%,
                Mandatory Put 11/1/02                            4,433
       1,000    Parker County Hospital District Revenue
                Bond, Campbell Health System,
                6.25%, 8/15/19                                     898
                San Antonio Electric and Gas Revenue Bond
       4,000        Refunding, Series A, 4.50%, 2/1/21           3,321
       3,000        Unrefunded Balance, 5.00%, 2/1/12            2,906
       1,000    Texas G.O. Refunding Bond, Series A,
                6.00%, 10/1/06                                   1,057
       6,000    Texas Public Finance Authority G.O.
                Refunding Bond, 5.00%, 10/1/15                   5,654
       3,000    Texas Water Development Board Revenue
                Bond, Series B, State Revolving Fund,
                5.00%, 7/15/12                                   2,912
                Waxahachie Independent School District
                G.O. Capital Appreciation Refunding
                Bond (PSF Gtd.)
       5,505        0.00%, 8/15/16                               1,997
       4,265        0.00%, 8/15/23                                 936
       6,875        0.00%, 8/15/28                               1,075
       7,140        0.00%, 8/15/30                                 976
                                                             ---------
                                                                47,097
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                UTAH - 0.4%
      $2,000    Utah State Intermountain Power Agency
                Power Supply Revenue Refunding Bond,
                Series B, 6.00%, 7/1/06                     $    2,102
                                                             ---------

                VIRGINIA - 0.4%
       2,750    Charles City and County IDA
                Solid Waste Disposal Facility Revenue
                Bond (AMT), Waste Management, Inc.
                Project, 4.875%, 2/1/09                          2,305
                                                             ---------

                WASHINGTON - 2.4%
       2,000    Chelan County Public Utility District
                No. 1 Capital Appreciation Refunding Bond,
                Columbia River Rock (MBIA Insured),
                0.00%, 6/1/28                                      370
       2,000    King County School District No. 403
                G.O. Bond, 6.125%, 12/1/11                       2,085
       2,500    Seattle G.O. Limited Tax Refunding Bond,
                6.50%, 3/1/17                                    2,564
       3,450    Washington State G.O. Bond, Series B,
                6.40%, 6/1/17                                    3,802
       3,750    Washington State Public Power Supply
                Systems Revenue Refunding Bond,
                Series A, Nuclear Project No. 2,
                6.50%, 7/1/03                                    3,888
                                                             ---------
                                                                12,709
                                                             ---------

                WISCONSIN - 0.9%
                Monona Grove School District G.O.
                Refunding Bond (FGIC Insured)
       2,060        6.00%, 5/1/15                                2,152
       2,220        6.00%, 5/1/16                                2,308
                                                             ---------
                                                                 4,460
                                                             ---------

                Total Municipal Investments
                (cost $509,783)                                516,162
                                                             ---------


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report



NUMBER
OF SHARES                                                        VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                OTHER - 0.3%

         625    AIM Tax Free Cash Reserve Fund              $      625
         991    Provident Municipal Fund                           991
                                                             ---------

                Total Other
                (cost $1,616)                                    1,616
                                                             ---------

                Total Investments - 99.1%
                (cost $511,399)                                517,778

                Other Assets less Liabilities - 0.9%             4,672
                                                             ---------

                NET ASSETS - 100.0%                           $522,450
                                                             =========

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

ARIZONA TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 100.0%

                ARIZONA - 100.0%
      $  935    Arizona Health Facilities Authority
                Hospital System Revenue Bond,
                Prerefunded, 7.25%, 11/1/03                     $1,012
       1,000    Arizona Health Facilities Authority
                Hospital System Revenue Bond, Northern
                Arizona Healthcare System
                (AMBAC Insured), 4.75%, 10/1/30                    828
                Arizona State Transportation Board Excise
                Tax Revenue Refunding Bond, Maricopa
                City Regional Area (AMBAC Insured),
       1,650        6.00%, 7/1/03                                1,712
       1,000        6.00%, 7/1/05                                1,052
       1,500    Arizona State Transportation Board
                Highway Revenue Bond, 4.50%, 7/1/03              1,493
       2,000    Chandler Street & Highway User Revenue
                Bond (MBIA Insured), 5.125%, 7/1/15              1,925
       1,180    Coconino & Yavapai Counties Joint
                Unified School District No. 9 Sedona-Oak
                Creek Project G.O. Bond (FGIC Insured),
                5.50%, 7/1/05                                    1,208
         375    Glendale Union School District No. 205,
                G.O. Refunding Bond (FGIC Insured),
                4.875%, 7/1/12                                     362
       1,000    Lake Havasu City Excise Tax Revenue
                Refunding Bond (AMBAC Insured),
                4.10%, 6/1/08                                      912
       1,140    Maricopa County IDA Multifamily Housing
                Revenue Bond, Series A,
                Metro Gardens-Mesa Ridge Project
                (MBIA Insured), 4.75%, 7/1/13                    1,045
       1,500    Maricopa County School District No.
                1 G.O. Refunding Bond, Series A, Phoenix
                Elementary (FSA Insured), 5.00%, 7/1/14          1,445
                Maricopa County School District No.
                6 G.O. Bond, Washington Elementary
                Projects (FGIC Insured)
       1,125        Series B, 4.00%, 7/1/09                      1,013
       1,265        Series C, 4.00%, 7/1/11                      1,109
                Maricopa County School District No.
                8 Osborn G.O. Bond (FGIC Insured),
       1,000        Refunding, 4.70%, 7/1/14                       942
       2,000        5.875%, 7/1/14                               2,069

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                Maricopa County School District No.
                11 G.O. Bond, Peoria Unified Projects
      $1,000        5.50%, 7/1/10                               $1,011
       1,000        Series C (FGIC Insured), 4.40%, 7/1/09         930
       1,650        Series D (FGIC Insured), 5.25%, 7/1/13       1,645
       1,070    Maricopa County School District No. 28
                G.O. Bond, Series B, Kyrene Elementary
                (FGIC Insured), 6.00%, 7/1/14                    1,104
       2,000    Maricopa County Unified School
                District No. 41 G.O. Bond, Series F, Gilbert
                Project (FSA Insured), 5.25%, 7/1/12             2,008
       2,300    Maricopa County Unified School District
                No. 48 Scottsdale G.O. Refunding Bond,
                Series B, 4.50%, 7/1/10                          2,168
       1,200    Maricopa County School District No.
                68 G.O. Bond, Alhambra School
                Improvement (AMBAC Insured),
                6.35%, 7/1/06                                    1,292
                Maricopa County Unified School District
                No. 80 Chandler, G.O. Bond
       1,200    (FGIC Insured) Prerefunded, 5.80%, 7/1/05        1,260
       1,000    (MBIA Insured) 4.70%, 7/1/12                       944
       1,330    Refunding (FGIC Insured), 0.00%, 7/1/09            818
         175    Maricopa County Unified School District
                No. 97 G.O. Bond, Series C, Deer Valley Project
                (FSA Insured), 6.125%, 7/1/08                      188
                Maricopa County Unified High School
                District No. 210
                G.O. Bond, Phoenix Project,
         860        Series C, 5.05%, 7/1/04                        868
       1,500        Series F, 6.375%, 7/1/06                     1,617
       1,425    Mesa G.O. Bond (MBIA Insured),
                Prerefunded, 5.70%, 7/1/03                       1,484
       1,000    Mohave County Unified High School
                G.O. Bond, Series B (FGIC Insured),
                8.50%, 7/1/05                                    1,160
                Phoenix G.O. Bond
         745        5.00%, 7/1/09                                  747
       1,500        Series A, Refunding, 4.50%, 7/1/15           1,331
       1,000        4.50%, 7/1/22                                  831
       1,100        Series B, Refunding, 4.50%, 7/1/20             929
       1,325    Phoenix Civic Improvement Corp.
                Excise TRB, Series A, Senior Lien-Municipal
                Courthouse Project, 5.75%, 7/1/15                1,362

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $2,000    Phoenix Civic Improvement Corp.
                Wastewater System Lease Revenue
                Bond, 5.70%, 7/1/03                             $2,055
       1,160    Phoenix Civic Plaza Building Corp. Excise
                TRB Senior Lien, 5.70%, 7/1/07                   1,206
       1,300    Pima County Unified School District
                No. 6 Marana G.O.
                Refunding Bond (FGIC Insured),
                4.625%, 7/1/11                                   1,218
       1,900    Pima County Unified School District No.
                10 G.O. Bond, Ampitheater School
                Improvement, 6.50%, 7/1/05                       2,024
                Pima County Unified School District
                No. 12 Sunnyside G.O. Bond (FGIC Insured),
       2,000        5.75%, 7/1/12                                2,087
       1,000        5.375% 7/1/12                                1,011
                Salt River Project Agricultural Improvement
                & Power District Electrical System,
                Revenue Refunding Bond, Series C,
       4,345        4.50%, 1/1/04                                4,286
       2,000        5.00%, 1/1/16                                1,865
       1,000    Santa Cruz County Unified School District
                No. 1 Nogales G.O. Bond, Series B
                (AMBAC Insured), Prerefunded,
                6.10%, 7/1/04                                    1,050
       1,000    Scottsdale G.O. Bond,
                5.00%, 7/1/15                                      957
       1,620    Scottsdale Preservation Authority Excise
                TRB (FGIC Insured), 6.00%, 7/1/10                1,735
       1,525    Scottsdale Water and Sewer Revenue Bond,
                Series E, 5.25%, 7/1/11                          1,544
       1,235    Sedona Wastewater Municipal
                Property Corp. Excise TRB
                (MBIA Insured), 5.375%, 7/1/13                   1,239
                Tucson G.O. Refunding Bond,
         745        6.45%, 7/1/07                                  814
         500        (FGIC Insured), 6.40%, 7/1/06                  541
         900    Tucson Refunding COP (MBIA Insured),
                5.00%, 7/1/03                                      907
                                                             ---------

                Total Municipal Investments
                (cost $66,156)                                  66,363
                                                             ---------

NUMBER
OF SHARES                                                        VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                OTHER - 0.3%
                (cost $243)

         243    Provident Municipal Cash
                Trust Money Market Fund                       $    243
                                                             ---------

                Total Investments - 100.3%
                (cost $66,399)                                  66,606

                Liabilities less Other Assets - (0.3)%           (229)
                                                             ---------

                NET ASSETS - 100.0%                            $66,377
                                                             =========


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

CALIFORNIA TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 98.1%

                CALIFORNIA - 91.8%
                ABAG Finance Authority For Nonprofit
                Corps. COP, Channing House
      $  590        4.65%, 2/15/06                             $   548
         780        4.90%, 2/15/09                                 701
       2,600    ABAG Finance Authority For Nonprofit
                Corps. Multifamily Housing Revenue
                Refunding Bond, Series B, United Dominion,
                6.25%, Mandatory Put 8/15/08                     2,636
       1,250    Adelanto Public Utility Authority Revenue
                Bond, Series A, Utilities Systems
                Projects, (Union Bank of California LOC),
                4.45%, Mandatory Put 11/1/01                     1,249
       2,000    Alameda County Water District Revenue
                Refunding Bond (MBIA Insured),
                4.75%, 6/1/20                                    1,769
         250    Anaheim PFA Lease Revenue Bond, Series C,
                Sub. Public Improvements Project
                (FSA Insured), 6.00%, 9/1/09                       271
       3,600    Anaheim PFA Revenue Bond Electric System
                District Facilities (AMBAC Insured), 4.625%,
                Mandatory Put 10/1/05                            3,584
         250    Anaheim PFA Tax Allocation Revenue Bond,
                Series A, Redevelopment Project
                (MBIA Insured), 5.25%, 2/1/18                      242
       1,000    California Cities Home Ownership
                Authority Lease Revenue Bond,
                Series A,  Lease Purchase Program
                (MBIA Insured), 4.15%, 12/1/03                     979
       1,000    California Educational Facilities Authority
                Revenue Bond, Series A, Pepperdine
                University, 5.00%, 11/1/29                         886
       2,000    California Health Facilities Financing
                Authority Revenue Bond, Series A, Northern
                California Presbyterian, 5.125%, 7/1/18          1,731
                California Health Facilities Financing
                Authority Revenue Bond, Sutter Health,
       1,000        Series A (MBIA Insured), 5.35%, 8/15/28        936
       1,000        Series A (FSA Insured), 5.00%, 8/15/37         864
       3,350    California Health Facilities Financing
                Authority Revenue Bond, Series A,
                Cedars-Sinai Medical Center,
                6.125%, 12/1/19                                  3,364

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $   495    California Housing Finance Agency
                Home Mortgage Revenue Bond,
                Series A (FHA Insured), 7.35%, 8/1/11          $   514
       2,750    California PCR Refunding Bond,
                Series B, Southern California Edison Co.
                (MBIA Insured), 5.45%, 9/1/29                    2,652
       1,000    California State Department of
                Transportation Refunding Bond COP,
                Series A (MBIA Insured), 5.25%, 3/1/16             983
       1,250    California State Department of Veterans
                Affairs Home Purchase Revenue Bond,
                Series B, 5.00%, 12/1/06                         1,255
       1,000    California State Department of Water
                Restoration Revenue Bond, Series O,
                CVP Water System, 4.75%, 12/1/16                   915
                California State G.O. Bond,
         150        6.60%, 2/1/10                                  170
       1,000        Refunding, 4.75%, 2/1/29                       855
       1,300    California State Public Works Board
                Lease Revenue Bond, Series A, Department
                of Corrections (AMBAC Insured),
                5.50%, 1/1/14                                    1,320
                California State Public Works Board Lease
                Revenue Refunding Bond, Series C,
                Various Community Colleges Projects,
         750        Series C, 5.50%, 9/1/11                        772
       1,000        Series B (AMBAC Insured),
                    5.625%, 3/1/16                               1,008
       1,000    California Statewide Communities
                Development Authority Multifamily
                Housing Revenue Refunding Bond,
                Series E, Archstone/Oakridge,
                5.30%, Mandatory Put  6/1/08                       971
       2,000    California Statewide Communities
                Development Authority Multifamily
                Housing Revenue Refunding Bond,
                Archstone/Seascape,
                5.25%, Mandatory Put  6/1/08                     1,935
       1,000    California Statewide Communities
                Development Authority Apartment
                Development Revenue Refunding Bond,
                Series A-2, Irvine Apartment Communities,
                4.90%, Mandatory Put  5/15/08                      955

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $1,000    California Statewide Communities
                Development Corp. COP, J. Paul Getty Trust,
                5.00%, 10/1/10                                  $1,007
         400    Dry Creek Joint Elementary School
                District G.O. Bond, Series A (FSA Insured),
                0.00%, 8/1/09                                      250
       3,250    East Bay Municipal Utility District Water
                System Revenue Bond, 5.25%, 6/1/16               3,198
         150    Escondido Unified High School
                District G.O. Bond (MBIA Insured),
                5.60%, 11/1/09                                     154
         515    Fillmore Unified School District
                G.O. Bond, Series A (FGIC Insured),
                0.00%, 7/1/10                                      306
         200    Folsom School Facilities Projects
                G.O. Bond, Series D (FGIC Insured),
                 5.70%, 8/1/13                                     209
         295    Fontana Unified School District
                G.O. Bond, Series D (FGIC Insured),
                 0.00%, 5/1/02                                     294
         375    Foothill Eastern Transportation Corridor
                Agency Toll Road Senior Lien Revenue
                Bond, Series A, 0.00%, 1/1/05                      301
       1,160    Fremont Unified School District
                Alameda County G.O. Refunding Bond,
                Series A (FGIC Insured), 0.00%, 8/1/13             570
       1,250    Fresno Sewer Revenue Bond,
                Series A -1 (AMBAC Insured),
                4.75%, 9/1/21                                    1,101
       1,000    Galt Schools Joint Powers Authority
                Revenue Refunding Bond,
                Series A, High School and
                Elementary School Projects,
                (MBIA Insured),
                5.75%, 11/1/16                                   1,028
       1,600    Imperial Irrigation District COP,
                Electrical System Project,
                6.50%, 11/1/07                                   1,780
         200    Imperial Irrigation District
                Refunding COP, Electrical System Project
                (MBIA Insured),
                5.20%, 11/1/09                                     205
         200    Lemoore Unified High School
                District G.O. Bond (AMBAC Insured),
                6.00%, 1/1/12                                      218

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $1,000    Los Angeles County Metropolitan
                Transportation Authority Sales TRB,
                Series B, Proposition C
                (AMBAC Insured),
                4.75%, 7/1/18                                  $   901
       1,000    Los Angeles County Public Works
                Financing Authority Revenue Bond,
                Series A, Regional Park and
                Open Spaces District
                Project, 5.50%, 10/1/10                         $1,044
                Los Angeles Department of
                Water & Power Electric Plant
                Revenue Bond,
       1,010        Crossover Refunding,
                    4.25%, 11/15/14                                876
       1,500        6.10%, 2/15/17                               1,539
       2,000        Refunding, 6.375%, 2/1/20                    2,087
                Los Angeles G.O. Refunding Bond,
       1,750        Series A (FGIC Insured), 5.25%, 9/1/13       1,780
         425        Series A, 5.25%, 9/1/12                        435
          40    Los Angeles Harbor Department
                Revenue Bond, Escrowed to Maturity,
                7.60%, 10/1/18                                      49
                Los Angeles Unified School District
                G.O. Bond (FGIC Insured)
         450        Series A, 6.00%, 7/1/15                        486
       1,375        Series B, 5.375%, 7/1/15                     1,381
       1,000    M-S-R Public Power Agency Revenue
                Refunding Bond, Series G,
                San Juan Project (MBIA Insured),
                5.25%, 7/1/11                                    1,021
       3,000    Metropolitan Water District Southern
                California G.O. Crossover Refunding
                Bond, Series A1, 5.50%, 3/1/10                   3,086
       1,000    Metropolitan Water District Southern
                California Waterworks Revenue Bond,
                Series A, 5.00%, 7/1/26                            899
       2,500    Mid Peninsula Regional Open Space
                District G.O. Refunding Bond,
                7.00%, 9/1/14                                    2,701
       1,000    Modesto COP, Water Improvement
                Project (AMBAC Insured),
                Prerefunded, 6.25%, 10/1/01                      1,049

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 98.1%
                (CONT'D.)

                CALIFORNIA - 91.8% (CONT'D.)
      $1,930    Modesto Irrigation District
                Refunding COP, Series B,
                Capital Improvements Projects,
                5.30% 7/1/22                                    $1,828
       1,420    Modesto Refunding COP,
                Water Utility System Refinacing Project
                (FGIC Insured) 5.125%, 10/1/17                   1,358
         720    Monrovia Unified School District G.O.
                Bond, Series A (MBIA Insured),
                0.00%, 8/1/10                                      425
         200    Oakland G.O. Bond, Measure I
                (FGIC Insured), 5.60%,12/15/14                     205
       2,080    Oakland Joint Powers Financing
                Authority Lease Revenue Bond
                Oakland Administration Buildings
                (AMBAC Insured), 5.375%, 8/1/11                  2,140
         250    Paramount Unified School District
                G.O. Bond, Series A (FSA Insured),
                5.125%, 9/1/19                                     235
       5,140    Poway Unified School District
                Special Tax Community Facilities
                District No. 1 Refunding Bond
                (MBIA Insured),
                4.875%,10/1/17                                   4,749
       1,000    Redding Joint Powers Financing
                Authority Electrical Systems
                Revenue Bond, Series A
                (MBIA Insured),
                5.25%, 6/1/15                                      989
         500    Riverside Water Revenue
                Refunding Bond,
                5.00%,10/1/18                                      465
       1,250    Sacramento County COP Crossover
                Refunding Bond, Public Facilities Project
                (AMBAC Insured), 4.75%, 10/1/17                  1,131
                Sacramento Municipal Utility District
                Electric Revenue Bond
       1,000        Refunding, Series L (AMBAC Insured),
                    5.20%, 7/1/16                                  978
       3,000        Series M, 5.25%, 7/1/28                      2,730

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

      $1,530    Salinas Sanitation Sewer Systems
                Revenue Bond (FGIC Insured),
                5.00%, 8/1/20                                   $1,409
         500    San Diego County COP,
                Burnham Institute,
                6.25%, 9/1/29                                      489
       1,050    San Diego County Water Authority
                Revenue Refunding COP, Series A,
                5.00%, 5/1/16                                      999
         450    San Diego Public Facilities Financing
                Authority Sewer Revenue Bond,
                Series B (FGIC Insured),
                5.375%, 5/15/17                                    445
         200    San Diego Unified School District COP,
                Series A, Capital Projects,
                5.00%, 7/1/00                                      201
       2,500    San Diego Unified School District
                G.O. Bond, Series A (FGIC Insured),
                0.00%, 7/1/05                                    1,956
       1,000    San Francisco Bay Area Rapid Transit
                District Sales Tax Revenue Refunding
                Bond, 5.25%, 7/1/17                                973
       1,000    San Francisco City & County Airport
                Commission International Airport
                Revenue Refunding Bond,
                Series Issue 20 (MBIA Insured),
                4.75%, 5/1/15                                      930
       4,250    San Francisco State Building Authority
                Lease Revenue Bond, Series A,
                Department of General Services Lease,
                5.00%, 10/1/13                                   4,132
       2,560    San Joaquin Area Flood Control Agency
                Improvement Board Act 1915
                Flood Protection and Restoration
                Special Assessment Bond
                (FSA Insured), 5.60%, 9/2/10                     2,607
                San Jose Redevelopment Agency
                Tax Allocation Bond,
                Merged Area Redevelopment Project
                (AMBAC Insured),
       2,000        4.75%, 8/1/17                                1,813
       5,000        4.75%, 8/1/29                                4,270

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $   750    San Marino Unified School District
                G.O. Bond, Series B, 5.25%, 7/1/20              $  728
         500    Santa Clara County Financing Authority
                Lease Revenue Multiple Facilities Project
                Bond, Series A (AMBAC Insured),
                4.40%, 5/15/10                                     475
       1,150    Santa Margarita-Dana Point Authority
                Revenue Bond, Series B, California
                Improvements Districts 3-3a & 4-4a
                (MBIA Insured), 7.25%, 8/1/09                    1,349
                Santa Rosa Wastewater Revenue
                Refunding Bond, Series A
                (FGIC Insured),
                Subregional Project,
         200        4.75%, 9/1/16                                  183
          35        5.25%, 9/1/16                                   35
                South San Francisco Capital
                Improvements Financing Authority
                Revenue Refunding Bond, Series A,
                South San Francisco
                Redevelopment (ACA Insured)
         485        3.85%, 9/1/02                                  472
       1,085        4.20%, 9/1/06                                1,031
       1,370        4.25%, 9/1/07                                1,290
       2,000    Southern California Public Power
                Authority Power Project Revenue Bond,
                Series A, Mead Adelanto Project
                (AMBAC Insured), 4.75%, 7/1/16                   1,832
       1,000    Southern California Public Power
                Authority Power Project Revenue
                Bond-Linked Floater Adelanto
                (AMBAC Insured), 5.15%, 7/1/15                     962
       1,250    Turlock Irrigation District Revenue
                Refunding Bond, Series A, 6.00%, 1/1/20          1,250
                Washington Township Health Care
                District Revenue Bond,
         100        4.25%, 7/1/05                                   96
         405        5.00%, 7/1/09                                  392
         500        5.00%, 7/1/11                                  477
       1,270        5.00%, 7/1/12                                1,198
                                                             ---------
                                                               113,247
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                PUERTO RICO - 5.1%
      $3,000    Puerto Rico Commonwealth
                G.O. Refunding  Bond,
                Public Improvement,
                 0.00%, 7/1/04                               $   2,434
       1,000    Puerto Rico Commonwealth
                Highway and Transportation
                Authority Revenue Bond,
                Series A (AMBAC Insured),
                5.00%, 7/1/28                                      896
       2,000    Puerto Rico Commonwealth
                Highway & Transportation Authority
                Highway Revenue Bond,
                Permanent Fixed Option Receipts,
                Series X, 5.20%, 7/1/03                          2,023
       1,000    Puerto Rico Commonwealth
                Infrastructure Financing Authority
                Special TRB, Series A
                (AMBAC Insured), 5.00%, 7/1/21                     918
                                                             ---------
                                                                 6,271
                                                             ---------

                VIRGIN ISLANDS - 1.2%
       1,500    Virgin Islands Public Finance Authority
                Revenue Bond, Series A, Gross Receipt
                Taxes Lien Note, 5.625%, 10/1/10                 1,486
                                                             ---------

                Total Municipal Investments
                (cost $122,547)                                121,004
                                                             ---------




See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER
OF SHARES                                                        VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                OTHER - 0.7%

           2    Federated California Municipal
                Cash Trust Money Market Fund              $          2
         845    Provident Institutional California
                Money Market Fund                                  845
                                                             ---------

                Total Other
                (cost $847)                                        847
                                                             ---------

                Total Investments - 98.8%
                (cost $123,394)                                121,851

                Other Assets less Liabilities - 1.2%             1,496
                                                             ---------

                NET ASSETS - 100%                             $123,347
                                                             =========


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 2000

INTERNATIONAL FIXED INCOME FUND

PRINCIPAL AMOUNT/
LOCAL CURRENCY                                                   VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                DEBT OBLIGATIONS - 73.8%

                AUSTRALIAN DOLLAR - 1.0%
         280    Commonwealth of Australia,
                10.00%, 10/15/02                               $   184
                                                             ---------

                BRITISH POUND STERLING - 6.7%
         350    BAA PLC, 7.875%, 2/10/07                           588
         300    Treasury of Great Britain,
                8.00%, 6/7/21                                      689
                                                             ---------
                                                                 1,277
                                                             ---------

                CANADIAN DOLLAR - 3.3%
         500    Government of Canada,
                7.50%, 12/1/03                                     360
         375    Province of Ontario,
                7.25%, 9/27/05                                     268
                                                             ---------
                                                                   628
                                                             ---------

                DANISH KRONE - 3.2%
       4,210    Kingdom of Denmark,
                8.00%, 3/15/06                                     610
                                                             ---------

               EURO - 35.7%
         590    Buoni Poliennali del Tes
                5.25%, 11/1/29                                     520
         800    Corp Andina de Fomento,
                4.75%, 5/6/04                                      722
         676    Fastnet Securities,
                3.847%, 11/15/31                                   646
         600    Federal Republic of Germany,
                6.25%, 1/4/24                                      617
         400    Fort James Corp.,
                4.75%, 6/29/04                                     367
         300    Halifax Group,
                7.627%, 12/9/11                                    291
         600    Haus Ltd.,
                3.85%, 12/10/37                                    574
         400    Imperial Tobacco Finance,
                6.375%, 9/27/06                                    378
         700    Island Finance,
                4.693%, 1/15/15                                    670
         800    Lehman Brothers Holdings PLC,
                4.00%, 2/18/03                                     739
         400    Natwest Callable,
                6.625%, 10/29/49                                   376

PRINCIPAL AMOUNT/
LOCAL CURRENCY                                                   VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

         330    Republic of Austria,
                8.00%, 1/30/02                                 $   170
         380    Republic of Finland,
                5.50%, 2/9/01                                      187
         400    Standard Chartered Bank,
                5.375%, 5/6/09                                     352
         227    Treasury of the Netherlands,
                8.50%, 3/15/01                                     226
                                                             ---------
                                                                 6,835
                                                             ---------

                JAPANESE YEN - 22.9%
      55,000    Asian Development Bank,
                5.00%, 2/5/03                                      600
     130,000    Government of Canada,
                1.90%, 3/23/09                                   1,285
     180,000    International Bank for
                Reconstruction and Development,
                4.50%, 3/20/03                                   1,954
      10,000    Japanese Development Bank,
                6.50%, 9/20/01                                     106
      45,000    KFW International Finance,
                1.00%, 12/20/04                                    438
                                                             ---------
                                                                 4,383
                                                             ---------

                SWEDISH KRONA - 1.0%
       1,500    Kingdom of Sweden,
                10.25%, 5/5/03                                     198
                                                             ---------

                Total Debt Obligations - 73.8%
                (cost $14,414)                                  14,115
                                                             ---------

                SHORT-TERM INVESTMENT - 4.3%
                (cost $821)

                UNITED STATES DOLLAR
        $821    UBS A.G., Grand Cayman,
                Eurodollar Time Deposits,
                6.375%, 4/3/00                                     821
                                                             ---------

                Total Investments - 78.1%
                (cost $15,235)                                  14,936

                Other Assets less Liabilities - 21.9%            4,194
                                                             ---------

                NET ASSETS - 100.0%                            $19,130
                                                             =========


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

HIGH YIELD MUNICIPAL FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 88.6%

                ALASKA - 1.2%
        $300    Alaska Industrial Development and Export
                Authority Power Revenue Bonds (AMT),
                Upper Lynn Canal Regional Power,
                5.875%, 1/1/32                                 $   261
                                                             ---------

                ARIZONA - 5.3%
         400    Coconino County Arizona Pollution
                Control Corp. Revenue Bonds, Series A
                (AMT), Tucson Electric Power
                Navajo, 7.125%, 10/1/32                            411
         300    Gilbert IDA Non-Profit Revenue Bonds,
                Series A, Southwest Student Services,
                5.85%, 2/1/19                                      270
         500    Peoria Arizona IDA Non-Profit Revenue
                Bonds, Series A, Sierra Winds Life,
                6.25%, 8/15/20                                     436
                                                             ---------
                                                                 1,117
                                                             ---------

                ARKANSAS - 2.8%
         500    Little Rock Arkansas Hotel & Restaurant
                Gross Receipts Tax Revenue Refunding
                Bonds, 7.375%, 8/1/15                              581
                                                             ---------
                CALIFORNIA - 4.6%
         500    Sacramento Financing Authority Revenue
                Bonds, Series A, Convention Center Hotel
                Project, 6.25%, 1/1/30                             458
         500    San Diego County COP Bonds,
                The Burnham Institute, 5.70%, 9/1/11               509
                                                             ---------
                                                                   967
                                                             ---------

                COLORADO - 1.3%
         250    Denver City & County Airport Revenue
                Bonds, Series A,
                Prerefunded, 7.25%, 11/15/02                       270
                                                             ---------

                CONNECTICUT - 2.1%
         500    Connecticut State Development Authority
                PCR Refunding Bonds, Series A, Connecticut
                Light & Power Co., 5.85%, 9/1/28                   447
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 1.6%
        $400    District of Columbia Revenue Bonds,
                Methodist Home of the District of
                Columbia Issue, 6.00%, 1/1/20                  $   344
                                                             ---------

                FLORIDA - 3.4%
         500    Heritage Palms Community Development
                District Capital Improvement Revenue
                Bonds, 6.25%, 11/1/04                              498
         250    Lee County IDA Health Care Facilities
                Revenue Bonds, Series A, Shell Point
                Village Project, 5.75%, 11/15/15                   214
                                                             ---------
                                                                   712
                                                             ---------

                GEORGIA - 2.2%
         500    Bibb County Development Authority
                Multifamily Revenue Bonds, Series A,
                Emerald Coast Housing II, Inc.,
                7.25%, 11/1/28                                     470
                                                             ---------

                IDAHO - 2.3%
         500    Power County Idaho Industrial
                Development Corp. Solid Waste Disposal
                Revenue Bonds (AMT), FMC Corp.,
                6.45%, 8/1/32                                      484
                                                             ---------

                ILLINOIS - 2.1%
         500    Chicago O'Hare International Airport
                Special Facility Revenue Bonds, Series A,
                United Airlines, Inc. Project, 5.35%, 9/1/16       440
                                                             ---------


                INDIANA - 2.0%
         500    South Bend Indiana Economic Development
                Revenue Bonds, Series A, Southfield
                Village, Inc., 6.25%, 11/15/29                     421
                                                             ---------


                IOWA - 2.3%
         500    Bremer County Health Care & Residential
                Facilities Revenue Bonds, Bartels Lutheran
                Home Project, 7.25%, 11/15/29                      480
                                                             ---------

                KANSAS - 2.3%
         500    Olathe Kansas Senior Living Facilities
                Revenue Bonds, Series A, Aberdeen
                Village, Inc., 8.00%, 5/15/30                      493
                                                             ---------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 2000

HIGH YIELD FIXED INCOME FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------


                KENTUCKY - 2.3%
        $500    Jefferson County Student Housing
                Industrial Building Revenue Bonds, Series A,
                Collegiate Housing Foundation,
                7.125%, 9/1/29                                    $491
                                                             ---------

                LOUISIANA - 3.4%
         250    St. Charles Parish PCR Refunding Bonds,
                Union Carbide Corp. Project,
                5.10%, 1/1/12                                      227
         500    West Feliciana Parish PCR Revenue Bonds,
                Series A, Entergy Gulf States, Inc.,
                5.65% Mandatory Put 9/1/04                         492
                                                             ---------
                                                                   719
                                                             ---------

                MAINE - 2.4%
         500    Maine Finance Authority Solid Waste
                Disposal Revenue Bonds (AMT),
                Boise Cascade Corp. Project,
                7.90%, 6/1/15                                      509
                                                             ---------

                MASSACHUSETTS - 1.5%
         400    Massachusetts State Health & Educational
                Facilities Authority Revenue Bonds,
                Series A, Caritas Christi Obligated Group,
                5.625%, 7/1/20                                     316
                                                             ---------

                MISSISSIPPI - 2.1%
         500    Mississippi Business Finance Corp.
                PCR Refunding Bonds, Systems Energy
                Resources, Inc. Project, 5.90%, 5/1/22             440
                                                             ---------

                MISSOURI - 2.3%
         500    Howard Bend Levee District Special
                Tax Bonds, 5.85%, 3/1/19                           479
                                                             ---------

                NEVADA - 1.0%
         260    Clark County PCR Refunding Bonds,
                Series D, Nevada Power Co. Project,
                5.45%, 10/1/23                                     218
                                                             ---------

                NEW JERSEY - 4.3%
         500    New Jersey Economic Development
                Authority Revenue Bonds, Series A,
                Leisure Park Project (Host Marriott
                Corp. Gtd.), 5.875%, 12/1/27                       403

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------


        $500    New Jersey Economic Development
                Authority Special Facilities Revenue
                Bonds (AMT), Continental Airlines, Inc.
                Project, 6.625%, 9/15/12                       $   507
                                                             ---------
                                                                   910
                                                             ---------

                NEW MEXICO - 2.1%
         460    New Mexico Educational Assistance
                Foundation Student Loan Revenue Bonds,
                Second Subordinate, Series II-C (AMT),
                6.00%, 12/1/08                                     452
                                                             ---------

                NEW YORK - 6.7%
         400    New York G.O. Bonds, Series H,
                5.25%, 3/15/18                                     372
                New York State Local Government
                Assistance Corp. Revenue Bonds,
         500        Series A, Prerefunded, 6.70%, 4/1/02           528
         500        Series B, Prerefunded, 7.50%, 4/1/01           525
                                                             ---------
                                                                 1,425
                                                             ---------

                NORTH CAROLINA - 4.8%
         500    North Carolina Eastern Municipal Power
                Agency Power System Revenue Refunding
                Bonds, Series B, 6.125%, 1/1/09                    507
         500    North Carolina Municipal Power
                Agency No. 1 Catawba Electric Revenue
                Bonds, Series B, 6.375%, 1/1/13                    505
                                                             ---------
                                                                 1,012
                                                             ---------


                OREGON - 2.1%
         500    Klamath Falls Oregon Electric Revenue
                Refunding Bonds, Senior Lien,
                Klamath Cogeneration Project,
                5.875%, 1/1/16                                     448
                                                             ---------

                PENNSYLVANIA - 10.9%
         100    Beaver County IDA PCR Refunding
                Bonds, Series A, Cleveland Electric
                Illuminating Co., 7.75%, 7/15/25                   106
         270    Delaware County Authority College
                Revenue Bonds, Series B, Eastern College,
                5.50%, 10/1/24                                     232

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                MUNICIPAL INVESTMENTS - 88.6%
                (CONT'D.)

                PENNSYLVANIA - 10.9% (CONT'D.)
        $500    Montgomery County Higher Education &
                Health Authority Revenue Bonds,
                Series A, Philadelphia Geriatric Center,
                7.25%. 12/1/19                                 $   474
         500    Montgomery County Higher Education &
                Health Authority Revenue Bonds, Temple
                Continuing Care Center, 6.625%, 7/1/19             446
         400    Pennsylvania Economic Development
                Financing Authority Exempt Facility
                Revenue Bonds, Series A (AMT),
                National Gypsum Co.,
                Shippingport Project,
                6.25%, 11/1/27                                     363
         400    Philadelphia Hospitals and Higher
                Education Facilities Revenue Bonds,
                Chestnut Hill College, 6.00%, 10/1/29              357
         400    Philadelphia Hospitals and Higher
                Education Facilities Revenue Bonds,
                Temple University Children's Medical
                Center, 5.625%, 6/15/19                            327
                                                             ---------
                                                                 2,305
                                                             ---------

                TEXAS - 5.1%
         500    Brazos River Authority PCR
                Refunding Bond, Series A,
                Texas Utility Electric Co.,
                5.00% Mandatory Put 4/1/01                         500
         150    Houston Airport Systems Revenue Bonds,
                Series B (AMT), Special Facilities,
                Continental Airlines, Inc.,
                6.125%, 7/15/27                                    131
         500    Matagorda County Navigation
                District No. 1 Revenue
                Refunding Bond, Series B (AMT),
                Reliant Energy, Inc. Project,
                5.95%, 5/1/30                                      446
                                                             ---------
                                                                 1,077
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                VERMONT - 2.1%
      $  500    Vermont Educational & Health Buildings
                Financing Agency Healthcare Facility
                Revenue Bonds, Copley Manor Project,
                6.15%, 4/1/19                                $     434
                                                             ---------

                Total Municipal Investments
                (cost $19,999)                                  18,722
                                                             ---------

NUMBER
OF SHARES
(000S)
----------

                OTHER - 12.6%
                (cost $2,653)

       2,653    Federated Tax-Free Trust Money Market
                Fund No. 15                                      2,653
                                                             ---------

                Total Investments - 101.2%
                (cost $22,652)                                  21,375

                Liabilities less Other Assets - (1.2)%           (257)
                                                             ---------

                NET ASSETS - 100.0%                            $21,118
                                                             =========

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 2000

HIGH YIELD FIXED INCOME FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                CORPORATE BONDS - 88.4%

                AEROSPACE - 1.8%
      $3,000    Dunlop Standard Aerospace
                Holdings PLC, Senior Notes,
                11.875%, 5/15/09<F1>                            $3,030
                                                             ---------

                AIRLINES - 1.2%
       2,000    Aircraft Finance Trust
                Subordinated Bond, Series 1999 - 1A,
                Class D, 11.00%, 5/15/24<F1>                     2,000
                                                             ---------

                AUTO PARTS & EQUIPMENT - 2.4%
       2,000    JL French Automotive Castings, Inc.
                Senior Subordinated Notes,
                11.50%, 6/1/09<F1>                               1,960
       2,000    Lear Corp., 9.50%, 7/15/06                       1,940
                                                             ---------
                                                                 3,900
                                                             ---------

                BIOTECHNOLOGY - 1.2%
       2,000    Bio-Rad Laboratories, Inc., Senior
                Subordinated Notes, 11.625%, 2/15/07<F1>         2,005
                                                             ---------

                CHEMICALS - 3.3%
       3,000    Avecia Group PLC, 11.00%, 7/1/09                 2,962
       2,500    Huntsman ICI Chemicals LLC
                Senior Subordinated Notes,
                10.125%, 7/1/09<F1>                              2,413
                                                             ---------
                                                                 5,375
                                                             ---------

                COMMERCIAL SERVICES - 5.4%
       4,000    Avis Rent A Car, Inc., Senior
                Subordinated Notes, 11.00%, 5/1/09<F1>           3,970
       2,500    Building One Services Corp., Senior
                Subordinated Notes, 10.50%, 5/1/09               2,300
       3,000    NationsRent, Inc., Senior Subordinated
                Notes, 10.375%, 12/15/08                         2,678
                                                             ---------
                                                                 8,948
                                                             ---------

                COMPUTERS - 2.1%
       1,500    Globix Corp., Senior Notes, 12.50% 2/1/10<F1>    1,380
       2,000    S C G Holding Corp., Senior Subordinated
                Notes, 12.00%, 8/1/09<F1>                        2,140
                                                             ---------
                                                                 3,520
                                                             ---------

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                CONSUMER PRODUCTS -1.3%
      $2,000    Selmer Co., Inc., Senior Subordinated
                Notes, 11.00%, 5/15/05                          $2,060
                                                             ---------

                DIVERSIFIED FINANCIAL SERVICES - 1.2%
       2,000    Advanta Corp. Medium Term FRN,
                5.818%, 7/23/01                                  1,903
                                                             ---------

                ELECTRIC - 2.4%
       2,000    AES Corp. Senior Notes, 9.50%, 6/1/09            1,940
       2,000    PSEG Energy Holdings, Inc.
                Senior Notes, 10.00% 10/1/09<F1>                 2,070
                                                             ---------
                                                                 4,010
                                                             ---------

                ELECTRONICS - 1.0%
       2,000    Knowles Electronics, Inc., Senior
                Subordinated Notes, 13.125%, 10/15/09<F1>        1,720
                                                             ---------

                ENVIRONMENTAL CONTROL - 1.6%
       3,500    Allied Waste N.A., Inc., Senior
                Subordinated Notes, 10.00%, 8/1/09<F1>           2,660
                                                             ---------

                FOOD & BEVERAGE - 2.5%
       1,500    Luigino's, Inc., Senior Subordinated
                Notes, 10.00%, 2/1/06<F1>                        1,245
       3,000    Triarc Consumer Products Group LLC
                Senior Subordinated Notes,
                10.25%, 2/15/09<F1>                              2,835
                                                             ---------
                                                                 4,080
                                                             ---------

                GAMING - 4.7%
       1,500    Argosy Gaming Co., Senior Subordinated
                Notes, 10.75%, 6/1/09<F1>                        1,519
       2,000    Players International Co.
                Senior Notes, 10.875%, 4/15/05                   2,075
       2,500    Hollywood Casino Shreveport Notes,
                13.00%, 8/1/06<F1>                               2,650
       1,500    Park Place Entertainment, Inc.
                Senior Subordinated Notes,
                9.375%, 2/15/07<F1>                              1,468
                                                             ---------
                                                                 7,712
                                                             ---------

                HEALTH CARE - 3.2%
       2,500    Dynacare, Inc. Senior Notes,
                10.75%, 1/15/06                                  2,300
       3,000    Iasis Healthcare Corp., Senior
                Subordinated Notes, 13.00%, 10/15/09<F1>         2,970
                                                             ---------
                                                                 5,270
                                                             ---------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                CORPORATE BONDS - 88.4% (CONT'D.)

                HOME FURNISHING - 1.5%
      $2,550    Windmere-Durable Holdings, Inc.,
                Senior Subordinated Notes,
                10.00%, 7/31/08                               $  2,422
                                                             ---------

                INTERNET - 1.7%
       1,500    PSINet, Inc., Senior Notes,
                10.50%, 12/1/06<F1>                              1,432
       1,500    PSINet, Inc., Senior Notes, 11.00%, 8/1/09       1,455
                                                             ---------
                                                                 2,887
                                                             ---------

                IRON/STEEL - 0.3%
       2,500    Republic Technologies International/
                RTI Capital Corp., 13.75%, 7/15/09<F1>             550
                                                             ---------

                MISCELLANEOUS MANUFACTURING - 2.5%
       2,000    Gentek, Inc., Senior Subordinated Notes,
                11.00%, 8/1/09<F1>                               1,990
       2,500    Terex Corp., Senior Subordinated Notes,
                Series D, 8.875%, 4/1/08                         2,200
                                                             ---------
                                                                 4,190
                                                             ---------

                MEDIA, CABLE & RADIO - 9.3%
       2,500    American Media Operations, Inc.
                Senior Subordinated Notes,
                10.25%, 5/1/09                                   2,419
       3,000    Charter Communications Holdings LLC
                Senior Notes, 8.625%, 4/1/09<F1>                 2,895
       2,500    Telewest Communications PLC
                Senior Notes, 9.875% 2/1/10<F1>                  2,456
                United Pan-Europe Communications N.V.
                Senior Notes,
       2,000        Series B, 10.875%, 8/1/09                    1,885
       1,500        11.25%, 2/1/10<F1>                           1,440
       2,500    WRC Media Co., 12.75%, 11/15/09<F1>              2,437
       2,000    XM Satellite Radio, Inc., 14.00%, 3/15/10<F1>    1,900
                                                             ---------
                                                                15,432
                                                             ---------

                OIL & GAS PRODUCERS AND SERVICES - 3.6%
       2,000    Comstock Resources, Inc.
                Senior Notes, 11.25%, 5/1/07<F1>                 1,940
       2,000    Key Energy Services, Inc., Senior
                Subordinated Notes, 14.00%, 1/15/09              2,160
       2,000    Plains Resources, Inc., Senior
                Subordinated Notes, 10.25%, 3/15/06<F1>          1,920
                                                             ---------
                                                                 6,020
                                                             ---------
PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                PACKAGING - 4.3%
      $3,000    Consolidated Container Co., LLC
                Senior Subordinated Notes,
                10.125%, 7/15/09<F1>                           $ 2,955
       4,000    Stone Container Corp.,
                Senior Notes, 11.50%, 10/1/04                    4,165
                                                             ---------
                                                                 7,120
                                                             ---------

                REAL ESTATE INVESTMENT TRUSTS - 1.7%
       2,000    Crescent Real Estate Equities L.P. Notes,
                7.00%, 9/15/02                                   1,829
       1,000    Meditrust Co. Notes, 7.375%, 7/15/00               982
                                                             ---------
                                                                 2,811
                                                             ---------

                REMEDIATION SERVICES - 1.4%
       2,500    IT Group, Inc., Senior Subordinated Notes,
                11.25%, 4/1/09<F1>                               2,363
                                                             ---------

                STRUCTURED TRADE RECEIVABLE NOTE - 1.2%
       2,000    Bunge Trade Ltd. Note, 9.25%, 5/1/02<F1>         1,967
                                                             ---------

                TELECOMMUNICATIONS - 23.9%
       2,792    Adelphia Business Solutions, Inc.
                12.875%, 10/15/07<F2>                            2,764
                Allegiance Telecom, Inc.,
       1,000        Senior Discount Notes, Series B,
                    11.75%, 2/15/08                                700
       1,500        Senior Notes, 12.875%, 5/15/08               1,635
                Focal Communications Corp.,
       2,000        Senior Discount Notes, Series 1998 B,
                    12.125%, 2/15/08<F3>                         1,290
       1,250        Senior Notes, 11.875% 1/15/10 <F1>           1,250
                Global Crossing Holding Ltd.,
                Senior Notes,
       1,500        9.125% 11/15/06<F1>                          1,433
       2,000        9.625%, 5/15/08                              1,940
                Leap Wireless,
       1,000        Senior Notes, 12.50%, 4/15/10<F1>              500
       2,500        Senior Discount Notes, 14.50%, 4/15/10<F1>   2,500
       3,000    Level 3 Communications, Inc.,
                Senior Notes, 9.125%, 5/1/08                     2,865
       2,750    Madison River Finance, Senior Notes
                13.25% 3/1/10<F1>                                2,640
       1,000    Maxcom Telecommunications, Inc.
                13.75%, 4/1/07<F1>                               1,005

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

     $ 4,000    Metromedia Fiber Networks, Inc.,
                Senior Notes, 10.00%, 12/15/09              $    3,815
       3,000    NEXTLINK Communications, Inc.,
                Senior Notes, 10.75%, 6/1/09                     2,865
       1,500    PTC International Finance,
                11.25%, 12/1/09<F1>                              1,522
       3,000    Rhythms NetConnections,
                Senior Notes, 12.75%, 4/15/09<F1>                2,490
       2,500    US Unwired, Inc., Senior Discount
                Notes, 13.375%, 11/1/09<F1>                      1,331
       2,500    Williams Communications Group, Inc.,
                Senior Notes, 10.875%, 10/1/09                   2,475
       3,000    Worldwide Fiber, Inc.,
                Senior Notes, 12.00%, 8/1/09<F1>                 2,835
       2,500    21st Century Telecom Group, Inc.,
                Senior Discount Notes, 2.25%, 2/15/08<F3>        1,738
                                                             ---------
                                                                39,593
                                                             ---------

                TRANSPORTATION - 1.1%
       2,000    RailWorks Corp.,
                Senior Subordinated Notes,
                11.50%, 4/15/09<F1>                              1,880
                                                             ---------

                WATER - 0.6%
       1,000    Azurix Corp., Senior Notes,
                10.75%, 2/15/10<F1>                                995
                                                             ---------

                Total Corporate Bonds
                (cost $152,266)                                146,423
                                                             ---------

NUMBER
OF SHARES
(000S)
----------
                CONVERTIBLE
                PREFERRED STOCK - 0.4%
                (cost $883)

      15,000    PSINet, Inc.                                       634
                                                             ---------

                WARRANTS - 0.1%
                (cost $0)

       2,000    Key Energy Services, Inc., Exp. 1/15/09            180
       2,500    Republic Technologies International
                Corp., Exp. 7/15/09                                  -
                                                             ---------
                                                                   180
                                                             ---------


PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

                SHORT-TERM INVESTMENT - 7.6%
                (cost $12,554)

    $ 12,554    UBS A.G., Grand Cayman,
                Eurodollar Time Deposits,
                6.375%, 4/3/00                               $  12,554
                                                             ---------

                Total Investments - 96.5%
                (cost $165,703)                                159,791

                Other Assets less Liabilities - 3.5%             5,719
                                                             ---------
                NET ASSETS - 100.0%                           $165,510
                                                             =========



<F1> Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the value of these securities amounted to approximately $84,661,000 or 51.2% of net assets.
<F2> Payment-in-Kind (PIK) note.  Currently additional par received in lieu of interest payments.
<F3> Deferred interest rate note.  Currently zero coupon under the terms of agreement.

See Notes to the Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2000

EQUITY FUNDS

                                                                     MID      SMALL             SMALL   INT'L.    INT'L.
                             INCOME   STOCK     GROWTH    SELECT     CAP       CAP     SMALL     CAP    GROWTH    SELECT     TECH-
AMOUNTS IN THOUSANDS,        EQUITY   INDEX     EQUITY    EQUITY    GROWTH    INDEX     CAP    GROWTH   EQUITY    EQUITY    NOLOGY
EXCEPT PER SHARE DATA         FUND     FUND      FUND      FUND      FUND      FUND     FUND    FUND     FUND      FUND      FUND
------------------------      -----   -----      -----    -----     -----     -----    -----    -----    -----     -----     -----
ASSETS:
  Investments, at value
     (cost $182,807,
     $322,032, $884,487,
     $351,439, $651,825,
     $95,895, $182,852,
     $509,859, $662,208,
     $248,017 and
     $1,930,708,
     respectively)        $218,025 $545,132  $1,346,702 $514,162 $858,316  $113,340$199,596 $555,237  $706,784 $255,712  $2,854,552
  Cash and foreign
     currencies                  -        -           -      499        -         -     440        1         -        -           -
  Income receivable            766      437         451       85       78        99     110       96     1,099      492         151
  Receivable for
     foreign tax withheld        -        -           -        -        -         -       -        -       607      155           -
  Receivable for
     securities sold         2,442    3,301      34,678   23,854   20,644       382   1,287   28,812     8,305    5,465       1,184
  Receivable for
     fund shares sold          148      792         528    3,821    3,104         8      23    2,863     3,280      408      13,075
  Receivable from Adviser        9       14          42       19       23         -       9        5        18        8          13
  Prepaid and other assets       9        8          13        7       10        28       4       24         9        3          34
------------------------------------------------------------------------------------------------------------------------------------
       Total Assets        221,399  549,684   1,382,414  542,447  882,175   113,857   201,469587,038   720,102  262,243   2,869,009
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Cash Overdraft                 -       83          12        -       87         -       -        -        22        -           -
  Payable for securities
     purchased                   -    2,963      11,310   14,530   21,830         -       -   36,086    13,003    4,869      19,400
  Payable for fund shares
     redeemed                  553      902       1,731    3,184      911        94   1,155      181       289       65       6,012
  Accrued investment
     advisory fees              36       42         225       88      148        11      34      106       133       48         584
  Accrued administration
     fees                        6       16          40       16       26         3       6       16        20        7          88
  Accrued custody and
     accounting fees             6        -          66        4        -         3      20        -         6        6           -
  Accrued transfer
     agent fees                  4       11          26       10       17         2       4       11        13        5          59
  Accrued registration
     fees and
     other liabilities          40       60         124       39       38        32      42       27        63       31         116
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities         645    4,077      13,534   17,871   23,057       145   1,261   36,427    13,549    5,031      26,259
------------------------------------------------------------------------------------------------------------------------------------
  Net Assets              $220,754 $545,607  $1,368,880 $524,576 $859,118  $113,712$200,208 $550,611  $706,553 $257,212  $2,842,750
====================================================================================================================================
ANALYSIS OF NET ASSETS:
  Capital stock           $171,426 $297,204    $748,545 $314,258 $564,628   $85,781 $145,412$447,470  $588,442 $215,268  $1,426,534
  Accumulated
     undistributed
     (distributions
     in excess of)
     net investment
     income                    263      105           -        -        -       204     216        1     (528)    2,664           -
  Accumulated
     undistributed net
     realized gains on
     investments, futures
     and foreign currency
     transactions           13,847   25,050     158,120   47,595   87,999    10,572  38,206   57,762    74,130   31,585     492,372
  Net unrealized
     appreciation on
     investments, foreign
     currency transactions,
     forward foreign
     currency contracts
     and futures contracts  35,218  223,248     462,215  162,723  206,491    17,155  16,374   45,378    44,576    7,695     923,844
  Net unrealized losses
     on translation
     of assets and
     liabilities
     denominated
     in foreign currencies       -        -           -        -        -         -       -        -      (67)        -           -
------------------------------------------------------------------------------------------------------------------------------------
  Net Assets              $220,754 $545,607  $1,368,880 $524,576 $859,118  $113,712 $200,208$550,611   $706,553 $257,212 $2,842,750
====================================================================================================================================
SHARES OUTSTANDING
     ($.0001 PAR VALUE,
     UNLIMITED
     AUTHORIZATION)         15,478   27,162      53,586   14,623   35,313     9,363  13,691   28,670    49,345   17,666      43,199

NET ASSET VALUE,
     REDEMPTION AND
     OFFERING PRICE
     PER SHARE              $14.26   $20.09      $25.55   $35.87   $24.33    $12.15  $14.62   $19.21    $14.32   $14.56      $65.81

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2000

EQUITY FUNDS

                                                                     MID      SMALL             SMALL   INT'L.    INT'L.
                             INCOME   STOCK     GROWTH    SELECT     CAP       CAP     SMALL     CAP    GROWTH    SELECT     TECH-
                             EQUITY   INDEX     EQUITY    EQUITY    GROWTH    INDEX     CAP    GROWTH   EQUITY    EQUITY    NOLOGY
AMOUNTS IN THOUSANDS          FUND    FUND       FUND      FUND      FUND      FUND     FUND    FUND     FUND      FUND      FUND
------------------------      -----   -----      -----    -----     -----     -----    -----    -----    -----     -----     -----

INVESTMENT INCOME:
  Interest income           $1,560     $505      $1,656     $460     $906       $85    $680     $486    $1,597     $615      $1,644
  Dividend income            4,732    4,386       6,942    1,345      446       959   3,273      183     5,328    2,640         671
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment
       Income                6,292    4,891       8,598    1,805  1,352<F1>   1,044   3,953      669  6,925<F2>  3,255<F3>    2,315
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fees   1,827    2,222       9,775    3,653    3,508       483   3,247    1,396     5,197    2,087      14,200
  Administration fees          274      555       1,466      457      526       111     406      175       650      261       1,775
  Transfer agent fees          183      370         977      304      351        74     271      116       434      174       1,183
  Custody and accounting
     fees                       68      161         191       95       76        34     128       31       427      216         230
  Professional fees             18       21          29       20       19        47      17       33        21       18          31
  Registration fees             71      102         200       71       92        33      61       18        92       40         224
  Trustees' fees and expenses    6        6          13        7        4         2       8        1         7        5           8
  Other                          8       19          48       11        8        17      14        2        17        6          49
------------------------------------------------------------------------------------------------------------------------------------
  Total Expenses             2,455    3,456      12,699    4,618    4,584       801   4,152    1,772     6,845    2,807      17,700
     Less voluntary
       waivers of:
       Investment advisory
          fees               (274)    (741)     (1,466)  (1,065)    (526)     (111)   (947)    (232)     (859)    (348)     (2,367)
       Administration fees    (74)    (128)       (384)    (118)     (87)         -   (152)        -     (153)     (73)       (265)
     Less reimbursement of
       expenses by Adviser   (280)    (550)     (1,074)    (390)    (464)     (207)   (347)     (85)     (410)    (211)       (277)
------------------------------------------------------------------------------------------------------------------------------------
     Net Expenses            1,827    2,037       9,775    3,045    3,507       483   2,706    1,455     5,423    2,175      14,791
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) 4,465    2,854     (1,177)  (1,240)  (2,155)       561   1,247    (786)     1,502    1,080    (12,476)
====================================================================================================================================

NET REALIZED AND UNREALIZED
  GAINS (LOSSES):
  Net realized gains
     (losses) on:
     Investments            22,120   26,272     207,756   59,938   96,574    10,924  41,152   59,263   101,457   46,810     594,804
     Written Options             -        -           -        -        -         -       -        -         -        -         198
     Futures contracts           -      182     (1,176)        -        -     1,035   2,304     (28)         -        -           -
     Foreign currency
        transactions             -        -           -        -        -         -       -        -     (336)    (147)           -
  Net change in unrealized
     appreciation
     (depreciation) on
     investments,
     foreign currency
     transactions, forward
     foreign currency
     contracts, options
     and futures contracts   9,788   33,711      80,025  100,136  191,329    15,367  23,825   45,378     1,996  (2,815)     667,237
  Net change in unrealized
     gains (losses) on
     translation of assets
     and liabilities
     denominated in foreign
     currencies                  -        -           -        -        -         -       -        -      (64)        6           -
------------------------------------------------------------------------------------------------------------------------------------
     Net Gains on Investments 31,908  60,165    286,605  160,074  287,903    27,326  67,281  104,613   103,053   43,854   1,262,239
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
  ASSETS RESULTING
  FROM OPERATIONS          $36,373  $63,019    $285,428 $158,834 $285,748   $27,887 $68,528 $103,827  $104,555  $44,934  $1,249,763
====================================================================================================================================


<F1>  Net of $1 in non-reclaimable foreign withholding taxes.
<F2>  Net of $578 in non-reclaimable foreign withholding taxes.
<F3>  Net of $257 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

EQUITY FUNDS


                                 INCOME EQUITY            STOCK INDEX               GROWTH EQUITY              SELECT EQUITY
                                      FUND                    FUND                      FUND                        FUND
                              -------------------     -------------------       --------------------        --------------------
                               YEAR         YEAR        YEAR        YEAR          YEAR          YEAR         YEAR           YEAR
                              ENDED         ENDED       ENDED       ENDED        ENDED          ENDED        ENDED         ENDED
                             MAR. 31,     MAR. 31,    MAR. 31,    MAR. 31,      MAR. 31,      MAR. 31,     MAR. 31,       MAR. 31,
AMOUNTS IN THOUSANDS           2000         1999        2000        1999          2000          1999         2000           1999
----------------------        -----         -----       -----       -----        -----          -----        -----         -----

OPERATIONS:
  Net investment
     income (loss)           $4,465         $4,077     $2,854      $1,344      $(1,177)          $432      $(1,240)        $(218)
  Net realized gains
     (losses) on
     investments, options,
     futures contracts
     and foreign currency
     transactions            22,120          1,489     26,454       1,369       206,580        50,510        59,938         1,356
  Net change in unrealized
     appreciation
     (depreciation) on
     investments, options,
     futures contracts and
     forward foreign
     currency contracts       9,788        (4,690)     33,711      19,161        80,025        72,564       100,136        38,865
  Net change in unrealized
     gains (losses)
     on translation of assets
     and liabilities
     denominated in foreign
     currencies                   -              -          -           -             -             -             -             -
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease)
       in Net Assets
       Resulting from
       Operations            36,373            876     63,019      21,874       285,428       123,506       158,834        40,003
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                16,992         25,431    127,722     105,375       152,770       117,092       259,271        70,108
  Shares issued upon
     conversion             123,163              -    271,446           -       458,132             -             -             -
  Shares from reinvestment
     of dividends             8,858          5,955      1,967       1,692        74,208        29,629         9,848         6,988
  Shares redeemed          (70,056)       (21,346)   (82,187)    (51,049)     (162,282)      (76,378)      (89,448)      (36,318)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease)
       in Net Assets
       Resulting from
       Capital Share
       Transactions          78,957         10,040    318,948      56,018       522,828        70,343       179,671        40,778
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS PAID:
  From net investment
     income                 (4,168)        (4,229)    (2,756)     (1,359)         (346)         (524)             -          (93)
  From net realized gains   (8,822)        (5,832)    (2,666)     (1,378)      (79,978)      (32,048)      (12,459)       (8,694)
  In excess of net
     investment income            -            (3)          -           -             -         (111)             -             -
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions
       Paid                (12,990)       (10,064)    (5,422)     (2,737)      (80,324)      (32,683)      (12,459)       (8,787)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS             102,340            852    376,545      75,155       727,932       161,166       326,046        71,994

NET ASSETS:
  Beginning of year         118,414        117,562    169,062      93,907       640,948       479,782       198,530       126,536
------------------------------------------------------------------------------------------------------------------------------------
  End of year              $220,754       $118,414   $545,607    $169,062    $1,368,880      $640,948      $524,576      $198,530
------------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
  (DISTRIBUTIONS
  IN EXCESS OF) NET
  INVESTMENT
  INCOME (LOSS)                $263             $2       $105          $7            $-            $-            $-            $-
------------------------------------------------------------------------------------------------------------------------------------



See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report



                                                 MID CAP             SMALL CAP                SMALL                SMALL CAP
                                                  GROWTH               INDEX                   CAP                   GROWTH
                                                   FUND                FUND                   FUND                    FUND
                                            ------------------      -----------        -------------------         ----------
                                            YEAR          YEAR          YEAR           YEAR          YEAR            YEAR
                                           ENDED          ENDED        ENDED          ENDED          ENDED          ENDED
                                          MAR. 31,      MAR. 31,      MAR. 31,       MAR. 31,      MAR. 31,        MAR. 31,
AMOUNTS IN THOUSANDS                        2000        1999<F1>      2000<F2>         1999          2000          1999<F3>
----------------------------               -----          -----        -----          -----          -----          -----
OPERATIONS:
  Net investment
     income (loss)                    $  (2,155)     $    (157)   $      561      $    1,247  $       799      $     (786)
  Net realized gains
     (losses) on
     investments, options,
     futures contracts
     and foreign currency
     transactions                         96,574        (4,313)       11,959          43,456       16,817           59,235
  Net change in unrealized
     appreciation
     (depreciation) on
     investments, options,
     futures contracts and
     forward foreign
     currency contracts                  191,329         15,162       15,367          23,825    (103,773)           45,378
  Net change in unrealized
     gains (losses)
     on translation of assets
     and liabilities
     denominated in foreign
     currencies                                -              -            -               -            -                -
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease)
       in Net Assets
       Resulting from
       Operations                        285,748         10,692       27,887          68,528     (86,157)          103,827
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                            551,606         69,910        3,529          78,615      102,033          463,651
  Shares issued upon
     conversion                                -              -      142,973               -            -                -
  Shares from reinvestment
     of dividends                          2,107              -        1,399          16,641       10,643              549
  Shares redeemed                       (55,614)        (3,224)     (60,332)       (207,601)    (118,770)         (16,730)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease)
       in Net Assets
       Resulting from
       Capital Share
       Transactions                      498,099         66,686       87,569       (112,345)      (6,094)          447,470
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS PAID:
  From net investment
     income                                    -              -        (342)         (1,822)        (226)                -
  From net realized gains                (2,107)              -      (1,402)        (18,587)     (11,668)            (686)
  In excess of net
     investment income                         -              -            -               -            -                -
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions
       Paid                              (2,107)              -      (1,744)        (20,409)     (11,894)            (686)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                          781,740         77,378      113,712        (64,226)    (104,145)          550,611

NET ASSETS:
  Beginning of year                       77,378              -            -         264,434      368,579                -
------------------------------------------------------------------------------------------------------------------------------------
  End of year                           $859,118        $77,378     $113,712        $200,208     $264,434         $550,611
------------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
  (DISTRIBUTIONS
  IN EXCESS OF) NET
  INVESTMENT
  INCOME (LOSS)                               $-             $-         $204            $216         $796               $1
==================================================================================================================================


<F1>   Commenced investment operations after the close of business on March 31,
       1998.
<F2>   Commenced investment operations on September 3, 1999.
<F3>   Commenced investment operations after the close of business on September
       30, 1999.

See Notes to the Financial Statements.


                                              INTERNATIONAL                INTERNATIONAL
                                                  GROWTH                   SELECT EQUITY                 TECHNOLOGY
                                                   FUND                        FUND                         FUND
                                          ----------------------      -----------------------     ------------------------
                                            YEAR          YEAR          YEAR           YEAR          YEAR            YEAR
                                           ENDED          ENDED        ENDED          ENDED          ENDED          ENDED
                                          MAR. 31,      MAR. 31,      MAR. 31,       MAR. 31,      MAR. 31,        MAR. 31,
AMOUNTS IN THOUSANDS                        2000          1999          2000           1999          2000            1999
----------------------------               -----          -----        -----          -----          -----          -----
OPERATIONS:
  Net investment
         income (loss)                  $  1,502        $ 1,017       $1,080            $449     $(12,476)        $(1,535)

  Net realized gains
     (losses) on
     investments, options,
     futures contracts
     and foreign currency
     transactions                        101,121         30,825       46,663          26,885      595,002           47,533
  Net change in unrealized
     appreciation
     (depreciation) on
     investments, options,
     futures contracts and
     forward foreign
     currency contracts                    1,996        (6,660)      (2,815)        (16,563)      667,237           71,473
  Net change in unrealized
     gains (losses)
     on translation of assets
     and liabilities
     denominated in foreign
     currencies                             (64)          (596)            6            (39)            -                -
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease)
       in Net Assets
       Resulting from
       Operations                        104,555         24,586       44,934          10,732    1,249,763          117,471
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                            268,506         98,745      125,966          55,641    1,179,134          165,211
  Shares issued upon
     conversion                          191,041              -            -               -      359,270                -
  Shares from reinvestment
     of dividends                         39,478          7,328       20,063           4,765      116,860            4,863
  Shares redeemed                       (61,461)       (83,624)     (29,324)        (58,089)    (272,507)         (42,504)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease)
       in Net Assets
       Resulting from
       Capital Share
       Transactions                      437,564         22,449      116,705           2,317    1,382,757          127,570
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS PAID:
  From net investment
     income                                    -              -      (3,177)               -            -                -
  From net realized gains               (43,373)        (7,589)     (25,637)         (6,110)    (133,479)          (5,721)
  In excess of net
     investment income                   (7,849)        (2,000)        (126)            (44)            -                -
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions
       Paid                             (51,222)        (9,589)     (28,940)         (6,154)    (133,479)          (5,721)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                          490,897         37,446      132,699           6,895    2,499,041          239,320

NET ASSETS:
  Beginning of year                      215,656        178,210      124,513         117,618      343,709          104,389
------------------------------------------------------------------------------------------------------------------------------------
  End of year                           $706,553       $215,656     $257,212        $124,513   $2,842,750         $343,709
------------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
  (DISTRIBUTIONS
  IN EXCESS OF) NET
  INVESTMENT
  INCOME (LOSS)                           $(528)       $(1,270)       $2,664            $513           $-              $-
==================================================================================================================================


<F1>   Commenced investment operations after the close of business on March 31,
       1998.
<F2>   Commenced investment operations on September 3, 1999.
<F3>   Commenced investment operations after the close of business on September
       30, 1999.


FINANCIAL HIGHLIGHTS

EQUITY FUNDS


                                                                           INCOME EQUITY
                                                                               FUND
                                         --------------------------------------------------------------------------------
                                             YEAR              YEAR            YEAR               YEAR             YEAR
                                             ENDED            ENDED            ENDED              ENDED            ENDED
                                           MAR. 31,          MAR. 31,        MAR. 31,           MAR. 31,         MAR. 31,
                                             2000              1999            1998               1997             1996
--------------------------------         --------------------------------------------------------------------------------

SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR         $12.73           $13.81           $11.81             $11.59             $9.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income                   0.31             0.46             0.45               0.44              0.34
     Net realized and unrealized gains
          (losses) on investments,
          options, futures contracts
          and foreign currency transactions  2.02           (0.41)             3.02               1.19              1.66
----------------------------------------------------------------------------------------------------------------------------------
          Total Income from
             Investment Operations           2.33             0.05             3.47               1.63              2.00
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
     From net investment income            (0.29)           (0.48)           (0.44)             (0.44)            (0.36)
     From net realized gains               (0.51)           (0.65)           (1.03)             (0.97)                 -
     In excess of net investment income         -                -                -                  -                 -
----------------------------------------------------------------------------------------------------------------------------------

          Total Distributions Paid         (0.80)           (1.13)           (1.47)             (1.41)            (0.36)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $14.26           $12.73           $13.81             $11.81            $11.59
==================================================================================================================================

TOTAL RETURN<F1>                           19.10%            0.67%           31.00%             14.42%            20.41%

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, in thousands,
          end of year                    $220,754         $118,414         $117,562            $77,102           $55,919
     Ratio to average net assets of<F2>:
          Expenses, net of  waivers and
             reimbursements                 1.00%            1.00%            1.00%              1.00%             1.00%
          Expenses, before waivers and
             reimbursements                 1.34%            1.35%            1.37%              1.42%             1.48%
          Net investment income, net of
             waivers and reimbursements     2.44%            3.54%            3.53%              3.71%             3.17%
          Net investment income (loss),
             before waivers
             and reimbursements             2.10%            3.19%            3.16%              3.29%             2.69%

     Portfolio Turnover Rate              125.49%           79.95%           81.24%             72.04%            67.32%
----------------------------------------------------------------------------------------------------------------------------------

<F1>   Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2>   Annualized for periods less than a full year.
<F3>   Commenced investment operations on October 7, 1996.


See Notes to the Financial Statements

                                                STOCK INDEX                                        GROWTH EQUITY
                                                   FUND                                                 FUND
                                ------------------------------------------      ---------------------------------------------------
                                  YEAR       YEAR      YEAR      PERIOD          YEAR      YEAR       YEAR      YEAR       YEAR
                                  ENDED      ENDED     ENDED     ENDED          ENDED      ENDED     ENDED     ENDED       ENDED
                                MAR. 31,   MAR. 31,  MAR. 31,   MAR. 31,       MAR. 31,  MAR. 31,   MAR. 31,  MAR. 31,   MAR. 31,
                                  2000       1999      1998     1997<F3>         2000      1999       1998      1997       1996
------------------------------  ------------------------------------------      ---------------------------------------------------

SELECTED PER SHARE DATA

NET ASSET VALUE,
   Beginning of Year             $17.34     $15.03    $10.74     $10.00        $21.94    $18.62     $13.93    $13.15      $10.61

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income           0.13       0.16      0.15       0.08          0.01      0.02       0.03      0.08        0.08
   Net realized and
      unrealized gains
      (losses) on investments,
      options, futures contracts
      and foreign currency
      transactions                 2.85       2.49      4.80       0.74          5.61      4.51       6.36      1.49        2.59
----------------------------------------------------------------------------------------------------------------------------------
      Total Income from
          Investment Operations    2.98       2.65      4.95       0.82          5.62      4.53       6.39      1.57        2.67
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income    (0.13)     (0.17)    (0.15)     (0.07)        (0.01)    (0.02)     (0.03)    (0.08)      (0.08)
   From net realized gains       (0.10)     (0.17)    (0.51)     (0.01)        (2.00)    (1.19)     (1.67)    (0.71)      (0.05)
   In excess of net investment
      income                          -          -         -          -             -         -          -         -           -
----------------------------------------------------------------------------------------------------------------------------------

      Total Distributions Paid   (0.23)     (0.34)    (0.66)     (0.08)        (2.01)    (1.21)     (1.70)    (0.79)      (0.13)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR     $20.09     $17.34    $15.03     $10.74        $25.55    $21.94     $18.62    $13.93      $13.15
==================================================================================================================================

TOTAL RETURN<F1>                 17.27%     17.78%    47.11%      8.21%        27.60%    24.72%     48.06%    11.72%      25.13%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands,
      end of year              $545,607   $169,062   $93,907    $35,840    $1,368,880  $640,948   $479,782  $302,605    $224,571
   Ratio to average net
      assets of<F2>:
      Expenses, net of
          waivers and
          reimbursements          0.55%      0.55%     0.55%      0.55%         1.00%     1.00%      1.00%     1.00%       1.00%
      Expenses, before
          waivers and
          reimbursements          0.93%      1.00%     1.18%      2.23%         1.30%     1.30%      1.30%     1.33%       1.36%
      Net investment income,
          net of waivers
          and reimbursements      0.77%      1.10%     1.23%      1.92%       (0.12)%     0.08%      0.18%     0.56%       0.70%
      Net investment income
          (loss),
          before waivers
          and reimbursements      0.39%      0.65%     0.60%      0.24%       (0.42)%   (0.22)%    (0.12)%     0.23%       0.34%

   Portfolio Turnover Rate       12.01%      2.46%    32.06%     64.94%        88.01%    49.67%     73.85%    67.34%      73.20%
----------------------------------------------------------------------------------------------------------------------------------

<F1>   Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2>   Annualized for periods less than a full year.
<F3>   Commenced investment operations on October 7, 1996.


See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report



EQUITY FUNDS

                                                                           SELECT EQUITY
                                                                               FUND
                                         --------------------------------------------------------------------------------
                                             YEAR              YEAR            YEAR               YEAR             YEAR
                                             ENDED            ENDED            ENDED              ENDED            ENDED
                                           MAR. 31,          MAR. 31,        MAR. 31,           MAR. 31,         MAR. 31,
                                             2000              1999            1998               1997             1996
--------------------------------         --------------------------------------------------------------------------------

SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD        $23.33          $19.16           $14.55             $13.12            $10.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                          -               -             0.02               0.02              0.02
  Net realized and unrealized gains
     on investments, options,
     futures contracts
     and foreign currency transactions       13.66            5.40             6.81               2.05              2.73
----------------------------------------------------------------------------------------------------------------------------------
     Total Income (Loss) from
       Investment Operations                 13.66            5.40             6.83               2.07              2.75
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                     -          (0.01)           (0.02)             (0.02)            (0.03)
  From net realized gains                   (1.12)          (1.22)           (2.20)             (0.62)            (0.37)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Paid                    (1.12)          (1.23)           (2.22)             (0.64)            (0.40)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $35.87          $23.33           $19.16             $14.55            $13.12
==================================================================================================================================
TOTAL RETURN<F4>                            59.78%          28.79%           49.71%             15.64%            25.70%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
  end of period                           $524,576        $198,530         $126,536            $63,677           $33,842
  Ratio to average net assets of<F5>:
     Expenses, net of waivers and
       reimbursements                        1.00%           1.00%            1.00%              1.00%             1.00%
     Expenses, before waivers and
       reimbursements                        1.52%           1.54%            1.58%              1.67%             1.91%
     Net investment income (loss), net of
       waivers and reimbursements          (0.41)%         (0.15)%            0.15%              0.21%             0.22%
     Net investment income (loss), before
       waivers and reimbursements          (0.93)%         (0.69)%          (0.43)%            (0.46)%           (0.69)%

  Portfolio Turnover Rate                  153.06%          87.73%          148.55%             72.68%           137.99%
----------------------------------------------------------------------------------------------------------------------------------

<F1> Commenced investment operations after the close of business March 31, 1998.
<F2> Commenced investment operations on September 3, 1999.
<F3> Commenced investment operations after the close of business September 30,
     1999.
<F4> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F5> Annualized for periods less than a full year.

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

                                          MIDCAP           SMALL CAP                           SMALL                      SMALL CAP
                                          GROWTH             INDEX                              CAP                        GROWTH
                                           FUND               FUND                             FUND                         FUND
                                    ------------------    ------------     --------------------------------------------  -----------
                                      YEAR      PERIOD        PERIOD         YEAR     YEAR     YEAR     YEAR     YEAR      PERIOD
                                      ENDED     ENDED         ENDED         ENDED     ENDED    ENDED    ENDED    ENDED      ENDED
                                    MAR. 31,   MAR. 31,      MAR. 31,      MAR. 31, MAR. 31, MAR. 31, MAR. 31, MAR. 31,   MAR. 31,
                                      2000     1999<F1>      2000<F2>        2000     1999     1998     1997     1996     2000<F3>
------------------------              -----    --------      --------       -----     -----    -----    -----    -----    --------
SELECTED PER SHARE DATA
NET ASSET VALUE,
  BEGINNING OF PERIOD                $11.72     $10.00      $10.00         $12.32    $16.76   $12.31   $11.58    $9.98      $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                   -          -        0.05           0.09      0.04     0.03     0.07     0.05           -
  Net realized and unrealized gains
     on investments, options,
     futures contracts
     and foreign currency
     transactions                     13.50       1.72        2.25           3.46    (3.93)     5.14     1.37     2.29        9.28
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income (Loss) from
       Investment Operations          13.50       1.72        2.30           3.55    (3.89)     5.17     1.44     2.34        9.28
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income              -          -      (0.03)         (0.11)    (0.01)   (0.04)   (0.06)   (0.07)           -
From net realized gains              (0.89)          -      (0.12)         (1.14)    (0.54)   (0.68)   (0.65)   (0.67)      (0.07)
Total Distributions Paid             (0.89)          -      (0.15)         (1.25)    (0.55)   (0.72)   (0.71)   (0.74)      (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $24.33     $11.72      $12.15         $14.62    $12.32   $16.76   $12.31   $11.58      $19.21
===================================================================================================================================
TOTAL RETURN<F4>                    108.66%     17.19%      23.22%         30.01%  (23.46)%   42.71%   12.48%   24.09%      93.05%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
     end of period                 $859,118    $77,378    $113,712       $200,208  $264,434 $368,579 $197,113 $155,238    $550,611
  Ratio to average net
     assets of<F5>:
     Expenses, net of waivers and
       reimbursements                 1.00%      1.00%       0.65%          1.00%     1.00%    1.00%    1.00%    1.00%       1.25%
     Expenses, before waivers and
       reimbursements                 1.31%      1.65%       1.08%          1.53%     1.52%    1.53%    1.54%    1.61%       1.52%
     Net investment income
       (loss), net of
       waivers and reimbursements   (0.61)%    (0.51)%       0.76%          0.46%     0.25%    0.28%    0.54%    0.65%     (0.68)%
     Net investment income
       (loss), before
       waivers and reimbursements   (0.92)%    (1.16)%       0.33%        (0.07)%   (0.27)%  (0.25)%    0.00%    0.04%     (0.95)%

Portfolio Turnover Rate             156.49%    173.39%      57.01%         28.97%    18.74%   18.59%   18.92%   46.59%     127.56%
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Commenced investment operations after the close of business March 31, 1998.
<F2> Commenced investment operations on September 3, 1999.
<F3> Commenced investment operations after the close of business September 30,
     1999.
<F4> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F5> Annualized for periods less than a full year.

See Notes to the Financial Statements.

EQUITY FUNDS


                                                                                INTERNATIONAL
                                                                                GROWTH EQUITY
                                                                                     FUND
                                                 --------------------------------------------------------------------------
                                                     YEAR            YEAR           YEAR             YEAR           YEAR
                                                    ENDED           ENDED           ENDED           ENDED           ENDED
                                                   MAR. 31,        MAR. 31,       MAR. 31,         MAR. 31,       MAR. 31,
                                                     2000            1999           1998             1997           1996
-------------------------------                  --------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                $12.57            $11.66          $10.05         $10.23           $9.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.26              0.13            0.09           0.09            0.17
  Net realized and unrealized gains (losses)
     on investments, options, futures contracts
     and foreign currency transactions              3.37              1.36            1.98           0.18            0.65
--------------------------------------------------------------------------------------------------------------------------------
     Total Income (Loss) from
       Investment Operations                        3.63              1.49            2.07           0.27            0.82
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                           -                 -          (0.07)         (0.09)          (0.11)
  From net realized gains                         (1.68)            (0.46)          (0.29)         (0.23)               -
  In excess of net investment income              (0.20)            (0.12)          (0.10)              -          (0.09)
  In excess of accumulated net realized gains
     on investment transactions                        -                 -               -         (0.13)               -
--------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                     (1.88)            (0.58)          (0.46)         (0.45)          (0.20)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $14.32            $12.57          $11.66         $10.05          $10.23
================================================================================================================================
TOTAL RETURN<F1>                                  30.51%            13.04%          21.34%          2.61%           8.61%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year         $706,553          $215,656        $178,210       $165,892        $181,237
  Ratio to average net assets of<F2>:
     Expenses, net of waivers and
       reimbursements                              1.25%             1.25%           1.25%          1.25%           1.25%
     Expenses, before waivers and
       reimbursements                              1.58%             1.62%           1.62%          1.63%           1.65%
     Net investment income (loss), net of
       waivers and reimbursements                  0.35%             0.52%           0.79%          0.78%           0.92%
     Net investment income (loss), before
       waivers and reimbursements                  0.02%             0.15%           0.42%          0.40%           0.52%

  Portfolio Turnover Rate                        155.57%           177.89%         145.02%        190.94%         216.86%
--------------------------------------------------------------------------------------------------------------------------------



<F1> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2> Annualized for periods less than a full year.
<F3> Commenced investment operations on April 1, 1996.

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

                                                        INTERNATIONAL
                                                        SELECT EQUITY                                      TECHNOLOGY
                                                            FUND                                              FUND
                                    ----------------------------------------------------     ---------------------------------------
                                      YEAR      PERIOD     PERIOD      YEAR      YEAR          YEAR     YEAR      YEAR     PERIOD
                                      ENDED     ENDED       ENDED     ENDED      ENDED         ENDED    ENDED     ENDED     ENDED
                                    MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,  MAR. 31,      MAR. 31, MAR. 31,  MAR. 31,  MAR. 31,
                                      2000       1999       1998       1997      1996          2000     1999      1998    1997<F3>
------------------------            -------    --------   --------    -----      -----         -----    -----     -----   --------
SELECTED PER SHARE DATA
NET ASSET VALUE,
  BEGINNING OF YEAR                 $12.98     $12.52      $10.37    $10.73     $9.78         $29.99    $17.11   $11.95     $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income               0.37       0.04        0.22      0.04      0.01              -         -        -          -
  Net realized and unrealized gains
     on investments, options,
     futures contracts
     and foreign currency
     transactions                     3.57       1.08        2.19    (0.25)      0.99          41.56     13.55     6.06       2.10
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income (Loss) from
       Investment Operations          3.94       1.12        2.41    (0.21)      1.00          41.56     13.55     6.06       2.10
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income        (0.27)          -      (0.16)    (0.03)    (0.02)              -         -        -          -
  From net realized gains           (2.09)     (0.65)           -         -         -         (5.74)    (0.67)   (0.90)     (0.15)
  In excess of net investment income     -     (0.01)      (0.10)    (0.04)    (0.03)              -         -        -          -
  In excess of accumulated
     net realized gains
     on investment transactions          -          -           -    (0.08)         -              -         -        -          -
-----------------------------------------------------------------------------------------------------------------------------------

     Total Distributions Paid       (2.36)     (0.66)      (0.26)    (0.15)    (0.05)         (5.74)    (0.67)   (0.90)     (0.15)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $14.56     $12.98      $12.52    $10.37    $10.73         $65.81    $29.99   $17.11     $11.95
===================================================================================================================================
TOTAL RETURN<F4>                    31.25%      9.16%      23.74%   (1.95)%    10.20%        154.28%    79.97%   52.62%     20.82%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
     end of year                  $257,212   $124,513    $117,618  $108,944  $102,719     $2,842,750  $343,709 $104,389    $43,754
  Ratio to average net
     assets of<F5>:
     Expenses, net of waivers and
       reimbursements                1.25%      1.25%       1.25%     1.25%     1.25%          1.25%     1.23%    1.25%      1.25%
     Expenses, before waivers and
       reimbursements                1.61%      1.66%       1.64%     1.66%     1.71%          1.50%     1.53%    1.59%      2.02%
     Net investment income
       (loss), net of
       waivers and reimbursements    0.62%      0.38%       0.29%     0.47%     0.12%        (1.05)%   (0.87)%  (0.96)%    (0.75)%
     Net investment income
       (loss), before
       waivers and reimbursements    0.26%    (0.03)%     (0.10)%     0.06%   (0.34)%        (1.30)%   (1.17)%  (1.30)%    (1.52)%

Portfolio Turnover Rate            145.46%    168.19%      98.22%    97.60%   176.71%        156.37%    61.01%   74.75%     67.89%
-----------------------------------------------------------------------------------------------------------------------------------



<F1> Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
<F2> Annualized for periods less than a full year.
<F3> Commenced investment operations on April 1, 1996.

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

INCOME EQUITY FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               CONVERTIBLE
               PREFERRED STOCKS - 31.7%

               AEROSPACE/DEFENSE - 1.1%
     40,000    Titan Capital Trust<F1>                        $  2,420
                                                            ----------

               DIVERSIFIED FINANCIAL SERVICES - 1.4%
     50,100    St. Paul Capital LLC MIPS                         2,993
                                                            ----------

               ELECTRIC - 5.3%
    100,000    AES Trust III                                     6,750
     40,000    Calpine Capital Trust II<F1>                      2,185
    125,000    Utilicorp United, Inc.                            2,781
                                                            ----------
                                                                11,716
                                                            ----------

               FINANCIAL - 1.0%
     35,000    Pogo Trust I                                      2,284
                                                            ----------

               FOOD - 2.3%
    150,000    Suiza Capital Trust II                            5,138
                                                            ----------

               FOREST PRODUCTS & PAPER - 1.2%
     60,000    International Paper Capital Trust                 2,670
                                                            ----------

               HOLDING COMPANIES -
               DIVERSIFIED - 0.8%
     30,000    Seagram Co. Ltd.                                  1,665
                                                            ----------

               HOUSEWARES - 1.4%
     84,000    Newell Financial Trust I                          3,045
                                                            ----------

               INSURANCE - 0.4%
     47,600    Lincoln National Corp. PRIDES                       964
                                                            ----------

               MACHINERY-DIVERSIFIED - 0.5%
     50,000    Ingersoll-Rand Co. PRIDES                         1,175
                                                            ----------

               MEDIA - 1.9%
    135,000    Readers' Digest Association, Inc.                 4,185
                                                            ----------

               OIL & GAS PRODUCERS - 3.0%
     60,000    Apache Corp., Series C                            2,700
     90,000    Unocal Capital Trust                              3,971
                                                            ----------
                                                                 6,671
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               OIL & GAS SERVICES - 2.6%
     50,000    Weatherford International, Inc.                $  2,406
     40,000    Hanover Compressor Capital Trust<F1>              3,295
                                                            ----------
                                                                 5,701
                                                            ----------

               PIPELINES - 1.7%
     70,000    El Paso Energy Cap Trust I                        3,675
                                                            ----------

               REITS - 0.9%
     78,900    Prologis Trust, Series B                          1,894
                                                            ----------

               SAVINGS & LOANS - 1.7%
     75,000    Sovereign Bancorp                                 3,656
                                                            ----------

               TELECOMMUNICATIONS - 1.0%
     40,000    RSL Communications Ltd.<F1>                       2,320
                                                            ----------

               TELECOM SERVICES - 3.5%
    125,000    Amdocs Ltd.                                       7,750
                                                            ----------
               Total Convertible Preferred Stocks
               (cost $57,508)                                   69,922
                                                            ----------


PRINCIPAL
AMOUNT
(000S)
-----------

               CONVERTIBLE BONDS - 40.4%

               ADVERTISING - 1.8%
     $2,000    Omnicom Group, Inc.,
               2.25%, 1/6/13                                     4,013
                                                            ----------

               AUTO PARTS & EQUIPMENT - 1.4%
      2,000    Magna International, Inc.,
               4.875%, 2/15/05                                   1,715
      2,000    Standard Motor Products,
               6.75%, 7/15/09                                    1,428
                                                            ----------
                                                                 3,143
                                                            ----------

               CELLULAR TELECOMMUNICATIONS - 1.6%
      3,000    Nextel Communications,
               5.25%, 1/15/10<F1>                                3,574
                                                            ----------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

               COMMERCIAL SERVICES - 1.9%
    $ 1,000    CUC International, Inc.,
               3.00%, 2/15/02                                $     929
      4,000    Interim Services, Inc.,
               4.50%, 6/1/05                                     3,200
                                                            ----------
                                                                 4,129
                                                            ----------

               COMPUTERS - 1.8%
      1,500    EMC Corp.,
               6.00%, 5/15/04                                    2,362
      1,500    Juniper Networks, Inc.,
               4.75%, 3/15/07                                    1,571
                                                            ----------
                                                                 3,933
                                                            ----------

               ELECTRONICS - 3.2%
      1,000    Intel, Corp.,
               4.00%, 9/1/04                                     4,311
      4,000    Solectron Corp.,
               0.00%, 1/27/19                                    2,660
                                                            ----------
                                                                 6,971
                                                            ----------

               HEALTH CARE - 1.4%
      3,000    ALZA Corp.,
               5.00%, 5/1/06                                     3,191
                                                            ----------

               INSURANCE - 2.4%
      6,000    Loews Corp.,
               3.125%, 9/15/07                                   5,363
                                                            ----------

               MEDIA - 6.6%
               Clear Channel Communications, Inc.,
      4,000      2.625%, 4/1/03                                  4,860
      2,000      1.50%, 12/1/02                                  1,913
      5,000    Liberty Media Group
               4.00%, 11/15/29<F1>                               7,794
                                                            ----------
                                                                14,567
                                                            ----------

               OIL & GAS PRODUCERS - 6.3%
      6,000    Devon Energy Corp.,
               4.95%, 8/15/08                                    5,745
      5,000    Diamond Offshore Drilling, Inc.,
               3.75%, 2/15/07                                    5,825
      2,000    Kerr-McGee Corp.,
               5.25%. 2/15/10                                    2,313
                                                            ----------
                                                                13,883
                                                            ----------


PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

               PHARMACEUTICALS - 3.9%
    $ 5,000    Athena Neurosciences, Inc.,
               4.75%, 11/15/04                                $  6,888
      2,000    Roche Holdings, Inc.,
               0.00%, 1/19/15<F1>                                1,682
                                                            ----------
                                                                 8,570
                                                            ----------

               REITS - 0.4%
      1,000    Pinnacle Holdings, Inc.,
               5.50%, 9/15/07<F1>                                  917
                                                            ----------

               RETAIL - 2.7%
      5,000    Costco Wholesale Corp.,
               0.00%, 8/19/17                                    5,956
                                                            ----------

               SEMICONDUCTORS - 1.7%
      2,000    Burr-Brown Corp.,
               4.25%, 2/15/07<F1>                                2,290
        500    Cypress Semiconductor
               4.00%, 2/1/05                                       646
      1,000    Triquint Semiconductor
               4.00%, 3/1/07<F1>                                   781
                                                            ----------
                                                                 3,717
                                                            ----------

               SOFTWARE - 1.4%
        500    Critical Path, Inc.,
               5.75%, 4/1/05                                       485
      2,000    Network Associates, Inc.,
               0.00%, 2/13/18<F1>                                  760
      1,500    Rational Software, Corp.,
               5.00%, 2/1/07<F1>                                 1,867
                                                            ----------
                                                                 3,112
                                                            ----------

               TELECOMMUNICATIONS EQUIPMENT - 1.4%
      1,000    American Tower, Corp.,
               5.00%, 2/15/10<F1>                                1,136
      2,000    Efficient Networks, Inc.,
               5.00%, 3/15/05<F1>                                2,033
                                                            ----------
                                                                 3,169
                                                            ----------

               TELECOMMUNICATIONS SERVICES - 0.5%
      1,000    Level 3 Communications,
               6.00%, 3/15/10                                      981
                                                            ----------

               Total Convertible Bonds
               (cost $80,512)                                   89,189
                                                            ----------
See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 22.1%

               COMMERCIAL SERVICES - 0.5%
     20,000    Paychex, Inc.                                  $  1,048
                                                            ----------

               COMPUTERS - 0.7%
     12,000    Hewlett-Packard Co.                               1,591
                                                            ----------

               ELECTRONICS - 0.5%
     25,000    Solectron Corp.*                                  1,002
                                                            ----------

               DIVERSIFIED FINANCIAL SERVICES - 2.0%
     75,000    Citigroup, Inc.                                   4,448
                                                            ----------

               OIL & GAS PRODUCERS - 1.0%
     43,000    Transocean Sedco Forex, Inc.                      2,206
                                                            ----------

               OIL & GAS SERVICES - 1.4%
     36,000    Baker Hughes, Inc.                                1,089
     25,000    Schlumberger Ltd.                                 1,913
                                                            ----------
                                                                 3,002
                                                            ----------

               PIPELINES - 7.3%
    214,000    Enron Corp.                                      16,023
                                                            ----------

               RETAIL - 0.6%
     20,000    Home Depot, Inc.                                  1,290
                                                            ----------

               SOFTWARE - 1.8%
     43,000    Automatic Data Processing, Inc.                   2,075
     30,000    Network Associates, Inc.                            968
     14,300    Peregrine Systems, Inc.                             959
                                                            ----------
                                                                 4,002
                                                            ----------

               TELECOMMUNICATIONS EQUIPMENT - 2.1%
      7,200    JDS Uniphase Corp.                                  868
     22,000    Motorola, Inc.                                    3,132
      5,700    Sycamore Networks, Inc.                             735
                                                            ----------
                                                                 4,735
                                                            ----------

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               TELECOMMUNICATIONS SERVICES - 0.4%
     20,000    Qwest Communications International           $      970
                                                            ----------

               TELEPHONE - 3.8%
    150,000    AT&T Corp.                                        8,437
                                                            ----------

               Total Common Stocks
               (cost $ 34,627)                                  48,754
                                                            ----------


PRINCIPAL
AMOUNT
(000S)
----------

               SHORT-TERM INVESTMENT - 4.6%
               (cost $10,160)

 $10,160       UBS A.G., Grand Cayman
               Eurodollar Time Deposits,
               6.375%, 4/3/00                                   10,160
                                                            ----------

               Total Investments - 98.8%
               (cost $182,807)                                 218,025
               Other Assets less Liabilities - 1.2%              2,729
                                                            ----------

               NET ASSETS - 100.0%                            $220,754
                                                              ========

<F1> Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the value of these securities amounted to approximately $33,054,000 or 15.0% of net assets.

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 2000

STOCK INDEX FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 98.6%

               ADVERTISING - 0.3%
     11,800    Interpublic Group of Cos., Inc.                 $   558
      7,500    Omnicom Group, Inc.                                 701
      2,900    Young & Rubicam, Inc.                               136
                                                            ----------
                                                                 1,395
                                                            ----------

               AEROSPACE - 0.7%
     36,668    Boeing (The) Co.                                  1,391
      8,500    General Dynamics Corp.                              423
      4,600    Goodrich (B.F.) Co.                                 132
     16,746    Lockheed Martin Corp.                               342
      2,900    Northrop Grumman Corp.                              153
     14,300    Raytheon Co.                                        254
     20,000    United Technologies Corp.                         1,264
                                                            ----------
                                                                 3,959
                                                            ----------

               AIRLINES - 0.2%
      6,240    AMR Corp.                                           199
      5,400    Delta Air Lines, Inc.                               288
     21,287    Southwest Airlines Co.                              443
      3,000    U.S. Airways Group, Inc.                             83
                                                            ----------
                                                                 1,013
                                                            ----------

               APPAREL - 0.1%
      2,500    Liz Claiborne, Inc.                                 115
     11,700    NIKE, Inc., Class B                                 463
      2,400    Reebok International Ltd.                            22
      1,400    Russell Corp.                                        20
      5,028    VF Corp.                                            121
                                                            ----------
                                                                   741
                                                            ----------

               AUTO MANUFACTURERS - 0.9%
     51,000    Ford Motor Co.                                    2,343
     27,000    General Motors Corp.                              2,236
      2,680    Navistar International Corp.                        107
      3,260    PACCAR, Inc.                                        163
                                                            ----------
                                                                 4,849
                                                            ----------

               AUTO PARTS & EQUIPMENT - 0.2%
      3,200    Cooper Tire & Rubber Co.                             40
      6,972    Dana Corp.                                          197
     23,810    Delphi Automotive Systems Corp.                     381
      6,558    Goodyear (The) Tire & Rubber Co.                    153
      5,100    TRW, Inc.                                           298
                                                            ----------
                                                                 1,069
                                                            ----------

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               BANKS - 4.7%
     16,550    AmSouth Bancorp.                              $     247
     72,057    Bank of America Corp.                             3,779
     31,100    Bank of New York Co., Inc.                        1,293
     48,446    Bank One Corp.                                    1,665
     14,700    BB&T Corp.                                          413
     34,852    Chase Manhattan Corp.                             3,038
      6,650    Comerica, Inc.                                      278
     13,075    Fifth Third Bancorp                                 824
     41,674    First Union Corp.                                 1,551
     41,409    Firstar Corp.                                       950
     38,609    FleetBoston Financial Corp.                       1,408
      9,657    Huntington Bancshares, Inc.                         216
     18,900    KeyCorp                                             359
     21,500    Mellon Bank Corp.                                   634
      7,300    Morgan (J.P.) & Co., Inc.                           962
     26,000    National City Corp.                                 536
      5,200    Old Kent Financial Corp.                            168
     12,400    PNC Bank Corp.                                      559
      9,200    Regions Financial Corp.                             210
      7,100    SouthTrust Corp.                                    181
      6,800    State Street Corp.                                  659
      7,400    Summit Bancorp                                      194
     13,500    SunTrust Banks, Inc.                                779
     11,850    Synovus Financial Corp.                             224
     31,842    U.S. Bancorp                                        696
      6,000    Union Planters Corp.                                185
      8,600    Wachovia Corp.                                      581
     69,660    Wells Fargo & Co.                                 2,852
                                                            ----------
                                                                25,441
                                                            ----------

               BEVERAGES - 1.6%
     19,644    Anheuser-Busch Cos., Inc.                         1,223
      2,900    Brown-Forman Corp., Class B                         158
    104,300    Coca-Cola (The) Co.                               4,897
     18,100    Coca-Cola Enterprises Inc.                          388
      1,600    Coors (Adolph) Co., Class B                          76
     61,400    PepsiCo, Inc.                                     2,122
                                                            ----------
                                                                 8,864
                                                            ----------

               BIOTECHNOLOGY - 0.8%
     43,100    Amgen, Inc.*                                      2,645
      6,300    Biogen, Inc.*                                       440
     26,800    Pharmacia Corp.                                   1,380
                                                            ----------
                                                                 4,465
                                                            ----------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 98.6% (CONT'D.)

               BUILDING MATERIALS - 0.1%
      1,700    Armstrong World Industries, Inc.               $     30
     18,900    Masco Corp.                                         387
      2,300    Owens Corning                                        44
      4,200    Vulcan Materials Co.                                192
                                                            ----------
                                                                   653
                                                            ----------
               CHEMICALS - 1.0%
      9,700    Air Products & Chemicals, Inc.                      276
      3,000    Ashland Inc.                                        100
      9,250    Dow Chemical Co.                                  1,055
     44,077    du Pont (E.I.) de Nemours & Co.                   2,331
      3,275    Eastman Chemical Co.                                149
      5,262    Engelhard Corp.                                      80
      2,400    Great Lakes Chemical Corp.                           82
      4,500    Hercules, Inc.                                       73
      6,700    Praxair, Inc.                                       279
      9,243    Rohm & Haas Co.                                     412
      7,000    Sherwin-Williams Co.                                154
      4,300    Sigma-Aldrich Corp.                                 115
      5,700    Union Carbide Corp.                                 332
      3,000    W.R. Grace & Co.                                     38
                                                            ----------
                                                                 5,476
                                                            ----------

               COAL - 0.0%
        738    Arch Coal, Inc.                                       5
                                                            ----------

               COMMERCIAL SERVICES - 0.4%
      4,200    Block (H&R), Inc.                                   188
     29,808    Cendant Corp.*                                      551
      3,100    Deluxe Corp.                                         82
      5,300    Donnelley (R.R.) & Sons Co.                         111
      6,802    Dun & Bradstreet (The) Corp.                        195
      5,500    Ecolab, Inc.                                        202
      6,000    Equifax, Inc.                                       152
     11,941    McKesson HBOC, Inc.                                 250
     10,400    Paychex, Inc.                                       545
      4,900    Quintiles Transnational Corp.*                       83
                                                            ----------
                                                                 2,359
                                                            ----------

               COMPUTERS - 11.8%
     14,500    3Com Corp.*                                         807
      4,400    Adaptec, Inc.*                                      170
      6,800    Apple Computer, Inc.                                924

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      7,700    Cabletron Systems, Inc.*                      $     226
      6,100    Ceridian Corp.                                      117
    288,800    Cisco Systems, Inc.*                             22,328
     71,489    Compaq Computer Corp.*                            1,903
      7,100    Computer Sciences Corp.                             562
    108,300    Dell Computer Corp.*                              5,841
     19,900    Electronic Data Systems Corp.                     1,277
     42,956    EMC Corp.*                                        5,370
     13,400    Gateway 2000, Inc.*                                 710
     42,400    Hewlett-Packard Co.                               5,621
     76,100    International Business Machines Corp.             8,980
      5,400    Lexmark International Group, Inc.*                  571
     13,100    Linear Technology Corp.                             721
      4,100    NCR Corp.*                                          165
     12,900    Network Appliance, Inc.*                          1,067
      9,100    Seagate Technology, Inc.*                           548
      7,800    Silicon Graphics, Inc.*                              82
     66,600    Sun Microsystems, Inc.*                           6,241
     13,100    Unisys Corp.                                        334
                                                            ----------
                                                                64,565
                                                            ----------

               COSMETICS/PERSONAL CARE - 1.5%
      2,400    Alberto-Culver Co., Class B                          57
     10,272    Avon Products, Inc.                                 299
     24,600    Colgate-Palmolive Co.                             1,387
     45,288    Gillette Co.                                      1,707
      4,400    International Flavors & Fragrances, Inc.            154
     23,536    Kimberly-Clark Corp.                              1,312
     55,556    Procter & Gamble Co.                              3,125
                                                            ----------
                                                                 8,041
                                                            ----------

               DISTRIBUTION/WHOLESALE - 0.2%
     18,816    Costco Wholesale Corp.                              989
      7,550    Genuine Parts Co.                                   180
      3,900    Grainger (W.W.), Inc.                               212
                                                            ----------
                                                                 1,381
                                                            ----------

               DIVERSIFIED FINANCIAL SERVICES - 5.1%
     18,900    American Express Co.                              2,815
     30,786    Associates First Capital Corp.                      660
      4,776    Bear (The) Stearns Cos. Inc.                        218
      8,300    Capital One Financial Corp.                         398
    142,340    Citigroup Inc.                                    8,444
      4,800    Countrywide Credit Industries, Inc.                 131
     43,300    Fannie Mae                                        2,444
     10,500    Franklin Resources, Inc.                            351
     29,300    Freddie Mac                                       1,295

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

     19,845    Household International, Inc.                 $     740
      5,100    Lehman Brothers Holdings, Inc.                      495
     33,805    MBNA Corp.                                          862
     15,600    Merrill Lynch & Co., Inc.                         1,638
     48,118    Morgan Stanley Dean Witter & Co.                  3,925
      6,000    Paine Webber Group, Inc.                            260
      5,100    Price (T. Rowe) Associates, Inc.                    201
      6,000    Providian Financial Corp.                           520
     34,650    Schwab (Charles) Corp.                            1,969
      6,700    SLM Holding Corp.                                   223
                                                            ----------
                                                                27,589
                                                            ----------

               ELECTRIC - 1.5%
      8,700    AES Corp.                                           685
      5,800    Ameren Corp.                                        179
      8,200    American Electric Power Co.                         244
      6,700    Carolina Power & Light Co.                          217
      9,000    Central & South West Corp.                          154
      6,741    Cinergy Corp.                                       145
      4,900    CMS Energy Corp.                                     89
      9,300    Consolidated Edison, Inc.                           270
      6,300    Constellation Energy Group, Inc.                    201
     10,093    Dominion Resources, Inc.                            388
      6,100    DTE Energy Co.                                      177
     15,452    Duke Energy Co.                                     811
     14,700    Edison International                                243
     10,400    Entergy Corp.                                       210
      9,800    FirstEnergy Corp.                                   202
      7,600    FPL Group, Inc.                                     350
      4,100    Florida Progress Corp.                              188
      5,200    GPU, Inc.                                           142
      4,900    New Century Energies, Inc.                          147
      7,900    Niagara Mohawk Power Corp.                          107
      6,500    Northern States Power Co.                           129
      7,800    PECO Energy Co.                                     288
     16,200    PG&E Corp.                                          340
      3,600    Pinnacle West Capital Corp.                         101
      6,100    PP&L Resources, Inc.                                128
      9,250    Public Service Enterprise Group, Inc.               274
     12,522    Reliant Energy, Inc.                                293
     28,400    Southern Co.                                        618
     11,684    Texas Utilities Co.                                 347
      9,200    Unicom Corp.                                        336
                                                            ----------
                                                                 8,003
                                                            ----------

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------
               ELECTRICAL COMPONENTS &
               EQUIPMENT - 0.2%
     18,200    Emerson Electric Co.                            $   962
      8,275    Molex, Inc.                                         486
                                                            ----------
                                                                 1,448
                                                            ----------

               ELECTRONICS - 0.5%
      3,600    Johnson Controls, Inc.                              195
      1,900    Millipore Corp.                                     107
      4,725    Parker-Hannifin Corp.                               195
      8,700    PE Corp - PE Biosystems Group                       840
      2,000    PerkinElmer, Inc.                                   133
     25,000    Solectron Corp.*                                  1,002
      1,950    Tektronix, Inc.                                     109
      6,700    Thermo Electron Corp.*                              137
      2,400    Thomas & Betts Corp.                                 68
                                                            ----------
                                                                 2,786
                                                            ----------

               ENGINEERING & CONSTRUCTION - 0.0%
      3,200    Fluor Corp.                                          99
                                                            ----------

               ENTERTAINMENT - 0.0%
      5,450    Harrah's Entertainment, Inc.*                       101
      8,200    Mirage Resorts, Inc.*                               159
                                                            ----------
                                                                   260
                                                            ----------
               ENVIRONMENTAL CONTROL - 0.1%
      8,000    Allied Waste Industries, Inc.*                       53
     26,173    Waste Management, Inc.                              358
                                                            ----------
                                                                   411
                                                            ----------

               FOOD - 1.7%
     17,845    Albertson's, Inc.                                   553
     25,638    Archer-Daniels-Midland Co.                          266
     11,800    Bestfoods                                           552
     18,000    Campbell Soup Co.                                   554
     20,800    ConAgra, Inc.                                       377
     12,700    General Mills, Inc.                                 460
      1,600    Great Atlantic & Pacific Tea Co., Inc.               31
     15,000    Heinz (H.J.) Co.                                    523
      5,800    Hershey Foods Corp.                                 283
     17,100    Kellogg Co.                                         438
     35,200    Kroger Co.                                          618
     13,800    Nabisco Group Holdings Corp.                        166
      5,600    Quaker Oats (The) Co.                               340

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 98.6% (CONT'D.)

               FOOD - 1.7% (CONT'D.)
     12,700    Ralston-Ralston Purina Group                    $   348
     21,500    Safeway, Inc.*                                      974
     38,400    Sara Lee Corp.                                      691
      5,900    SUPERVALU Inc.                                      112
     13,900    Sysco Corp.                                         496
     24,171    Unilever N.V. - ADR                               1,163
      6,200    Winn-Dixie Stores, Inc.                             121
      4,900    Wrigley (Wm.) Jr. Co.                               376
                                                            ----------
                                                                 9,442
                                                            ----------

               FOREST PRODUCTS & PAPER - 0.5%
      2,433    Boise Cascade Co.                                    85
      4,100    Champion International Corp.                        218
      9,100    Fort James Corp.                                    200
      7,200    Georgia-Pacific Corp.                               285
     17,443    International Paper Co.                             746
      4,516    Louisiana-Pacific Corp.                              63
      4,300    Mead Corp.                                          150
      1,200    Potlatch Corp.                                       52
      2,350    Temple-Inland, Inc.                                 117
      4,200    Westvaco Corp.                                      140
      9,900    Weyerhaeuser Co.                                    564
      4,700    Willamette Industries, Inc.                         189
                                                            ----------
                                                                 2,809
                                                            ----------
               GAS - 0.1%
      1,100    Eastern Enterprises                                  66
      2,000    NICOR, Inc.                                          66
      1,300    ONEOK, Inc.                                          33
      1,500    Peoples Energy Corp.                                 41
      8,671    Sempra Energy, Inc.                                 145
                                                            ----------
                                                                   351
                                                            ----------

               HAND/MACHINE TOOLS - 0.1%
      3,700    Black & Decker Corp.                                139
      1,600    Milacron Inc.                                        23
      2,450    Snap-On, Inc.                                        64
      3,800    Stanley Works (The)                                 100
                                                            ----------
                                                                   326
                                                            ----------

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               HEALTH CARE - 2.1%
      5,600    Allergan, Inc.                                $     280
      2,200    Bard (C.R.), Inc.                                    85
      2,400    Bausch & Lomb, Inc.                                 125
     12,300    Baxter International, Inc.                          772
     10,600    Becton, Dickinson & Co.                             279
      4,800    Biomet, Inc.                                        175
     17,500    Boston Scientific Corp.*                            373
     23,747    Columbia/HCA Healthcare Corp.                       601
     13,000    Guidant Corp.                                       765
     16,300    HEALTHSOUTH Corp.*                                   90
      7,100    Humana, Inc.                                         52
     58,700    Johnson & Johnson                                 4,114
      2,900    Mallinckrodt, Inc.                                   83
      4,350    Manor Care, Inc.*                                    59
     50,400    Medtronic, Inc.                                   2,593
      3,550    St. Jude Medical, Inc.                               92
     13,200    Tenet Healthcare Corp.*                             304
      7,200    United Healthcare Corp.                             429
      2,700    Wellpoint Health Networks, Inc., Class A*           189
                                                            ----------
                                                                11,460
                                                            ----------

               HOLDING COMPANIES - DIVERSIFIED - 0.2%
     18,300    Seagram (The) Co. Ltd.                            1,089
                                                            ----------

               HOME BUILDERS - 0.0%
      2,500    Centex Corp.                                         60
      1,986    Kaufman & Broad Home Corp.                           43
      1,800    Pulte Corp.                                          38
                                                            ----------
                                                                   141
                                                            ----------

               HOME FURNISHINGS - 0.1%
      8,300    Leggett & Platt, Inc.                               178
      3,600    Maytag Corp.                                        119
      3,100    Whirlpool Corp.                                     182
                                                            ----------
                                                                   479
                                                            ----------
               HOUSEHOLD PRODUCTS/WARES - 0.2%
      2,700    American Greetings Corp., Class A                    49
      4,800    Avery Dennison Corp.                                293
     10,000    Clorox (The) Co.                                    325
      6,900    Fortune Brands, Inc.                                173
      1,400    Jostens, Inc.                                        34
      2,400    Tupperware Corp.                                     38
                                                            ----------
                                                                   912
                                                            ----------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               HOUSEWARES - 0.0%
     11,908    Newell Rubbermaid, Inc.                       $     295
                                                            ----------

               INSURANCE - 2.8%
      6,023    Aetna, Inc.                                         335
     11,200    AFLAC, Inc.                                         510
     34,014    Allstate Corp.                                      810
     10,410    American General Corp.                              584
     65,346    American International Group, Inc.                7,156
     10,875    Aon Corp.                                           351
      7,400    Chubb (The) Corp.                                   500
      7,100    CIGNA Corp.                                         538
      6,900    Cincinnati Financial Corp.                          260
     13,848    Conseco, Inc.                                       158
      9,400    Hartford Financial Services
               Group (The), Inc.                                   496
      4,375    Jefferson-Pilot Corp.                               291
      8,300    Lincoln National Corp.                              278
      4,500    Loews Corp.                                         225
     11,250    Marsh & McLennan Cos., Inc.                       1,242
      4,200    MBIA, Inc.                                          219
      4,500    MGIC Investment Corp.                               196
      3,100    Progressive Corp.                                   236
      5,500    SAFECO Corp.                                        146
      9,580    St. Paul Cos., Inc.                                 327
      5,600    Torchmark Corp.                                     130
     10,161    UnumProvident Corp.                                 172
                                                            ----------
                                                                15,160
                                                            ----------

               IRON/STEEL - 0.1%
      3,932    Allegheny Teledyne, Inc.                             79
      5,500    Bethlehem Steel Corp.*                               33
      3,700    Nucor Corp.                                         185
      3,700    USX - U.S. Steel Group                               93
                                                            ----------
                                                                   390
                                                            ----------

               LEISURE TIME - 0.3%
      3,900    Brunswick Corp.                                      74
     25,996    Carnival Corp.                                      645
      6,400    Harley-Davidson, Inc.                               508
      5,481    Sabre Holdings Corp.*                               202
                                                            ----------
                                                                 1,429
                                                            ----------

               LODGING - 0.1%
     15,600    Hilton Hotels Corp.                                 121
     10,500    Marriott International, Inc.                        331
                                                            ----------
                                                                   452
                                                            ----------

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               MACHINERY -
               CONSTRUCTION & MINING - 0.1%
     15,000    Caterpillar, Inc.                             $     592
                                                            ----------

               MACHINERY - DIVERSIFIED - 0.3%
      1,000    Briggs & Stratton Corp.                              41
      1,700    Cummins Engine Co., Inc.                             64
      9,900    Deere & Co.                                         376
      8,600    Dover Corp.                                         412
      6,950    Ingersoll-Rand Co.                                  308
      2,500    McDermott International, Inc.                        23
        300    NACCO Industries, Inc.                               14
      8,000    Rockwell International Corp.                        335
                                                            ----------
                                                                 1,573
                                                            ----------

               MEDIA - 3.7%
     32,230    CBS Corp.                                         1,825
     14,300    Clear Channel Communications, Inc.*                 989
     39,100    Comcast Corp., Class A                            1,697
     87,400    Disney (The Walt) Co.                             3,617
      3,800    Dow Jones & Co., Inc.                               273
     11,800    Gannett Co., Inc.                                   830
      3,011    Harcourt General, Inc.                              112
      3,500    Knight-Ridder, Inc.                                 178
      8,300    McGraw Hill Cos., Inc.                              378
     25,800    MediaOne Group Inc.*                              2,090
      2,200    Meredith Corp.                                       61
      7,200    New York Times Co., Class A                         309
     54,300    Time Warner, Inc.                                 5,430
      2,500    Times Mirror Co., Class A                           232
     10,000    Tribune Co.                                         366
     29,404    Viacom, Inc., Class B*                            1,551
                                                            ----------
                                                                19,938
                                                            ----------

               METAL FABRICATE/HARDWARE - 0.0%
      2,600    Timken (The) Co.                                     42
      3,725    Worthington Industries, Inc.                         46
                                                            ----------
                                                                    88
                                                            ----------

               METALS - DIVERSIFIED - 0.4%
      9,225    Alcan Aluminum Ltd.                                 312
     15,500    Aluminum Co. of America                           1,089
      6,900    Freeport-McMoRan Copper &
               Gold, Inc.,  Class B                                 83
      8,100    Inco Ltd.                                           148
      3,430    Phelps Dodge Corp.                                  163
      2,700    Reynolds Metals Co.                                 181
                                                            ----------
                                                                 1,976
                                                            ----------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 98.6% (CONT'D.)

               MINING - 0.1%
     16,600    Barrick Gold Corp.                            $     260
     11,000    Homestake Mining Co.                                 66
      7,077    Newmont Mining Corp.                                159
     13,735    Placer Dome, Inc.                                   112
                                                            ----------
                                                                   597
                                                            ----------

               MISCELLANEOUS MANUFACTURING - 5.8%
      4,000    Cooper Industries, Inc.                             140
      2,818    Crane Co.                                            66
      6,000    Danaher Corp.                                       306
     13,300    Eastman Kodak Co.                                   722
      3,100    Eaton Corp.                                         242
      1,300    FMC Corp.                                            73
    138,500    General Electric Co.                             21,493
     33,412    Honeywell International, Inc.                     1,759
     12,700    Illinois Tool Works, Inc.                           702
      3,700    ITT Industries, Inc.                                115
     16,800    Minnesota Mining & Manufacturing Co.              1,489
      1,700    National Service Industries, Inc.                    36
      5,266    Pall Corp.                                          118
      1,928    Polaroid Corp.                                       46
      7,300    PPG Industries, Inc.                                382
      6,300    Textron, Inc.                                       384
     71,422    Tyco International Ltd.                           3,561
                                                            ----------
                                                                31,634
                                                            ----------

               OFFICE/BUSINESS EQUIPMENT - 0.2%
     11,200    Pitney Bowes, Inc.                                  500
     27,996    Xerox Corp.                                         728
                                                            ----------
                                                                 1,228
                                                            ----------

               OIL & GAS PRODUCERS - 4.8%
      3,800    Amerada Hess Corp.                                  246
      5,400    Anadarko Petroleum Corp.                            209
      4,800    Apache Corp.                                        239
     13,600    Atlantic Richfield Co.                            1,156
      9,182    Burlington Resources, Inc.                          340
     27,700    Chevron Corp.                                     2,562
      9,000    Coastal Corp.                                       414
     26,391    Conoco Inc.                                         676
    145,757    Exxon Mobil Corp.                                11,342
      4,049    Kerr-McGee Corp.                                    234
     15,500    Occidental Petroleum Corp.                          322
     10,700    Phillips Petroleum Co.                              495

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      3,900    Rowan Cos., Inc.                              $     115
     90,500    Royal Dutch Petroleum Co. ADR                     5,208
      3,800    Sunoco, Inc.                                        104
     23,300    Texaco, Inc.                                      1,249
      6,100    Tosco Corp.                                         186
      8,810    Transocean Sedco Forex, Inc.                        452
     10,644    Union Pacific Resources Group, Inc.                 154
     10,200    Unocal Corp.                                        303
     13,100    USX - Marathon Group                                341
                                                            ----------
                                                                26,347
                                                            ----------

               OIL & GAS SERVICES - 0.5%
     13,940    Baker Hughes, Inc.                                  422
     18,600    Halliburton Co.                                     762
     23,200    Schlumberger Ltd.                                 1,775
                                                            ----------
                                                                 2,959
                                                            ----------
               PACKAGING & CONTAINERS - 0.1%
      1,300    Ball Corp.                                           45
      2,200    Bemis Co.                                            81
      5,500    Crown Cork & Seal Co., Inc.                          88
      6,300    Owens-Illinois, Inc.*                               106
      7,200    Pactiv Corp.*                                        63
      3,553    Sealed Air Corp.*                                   193
                                                            ----------
                                                                   576
                                                            ----------

               PHARMACEUTICALS - 6.1%
     64,900    Abbott Laboratories                               2,285
      4,300    ALZA Corp.*                                         162
     55,100    American Home Products Corp.                      2,956
     83,760    Bristol-Myers Squibb Co.                          4,838
     11,900    Cardinal Health, Inc.                               546
     45,996    Lilly (Eli) & Co.                                 2,898
     98,700    Merck & Co., Inc.                                 6,132
    163,400    Pfizer, Inc.                                      5,974
     21,935    Pharmacia & Upjohn, Inc.                          1,300
     62,000    Schering-Plough Corp.                             2,279
     36,200    Warner-Lambert Co.                                3,526
      4,100    Watson Pharmaceuticals Inc.*                        162
                                                            ----------
                                                                33,058
                                                            ----------

               PIPELINES - 0.7%
      3,450    Columbia Gas System, Inc.                           204
      9,600    El Paso Energy Corp.                                388
     30,200    Enron Corp.                                       2,261
     18,400    Williams (The) Cos., Inc.                           808
                                                            ----------
                                                                 3,661
                                                            ----------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               RETAIL - 5.8%
      5,800    Autozone, Inc.*                               $     161
      5,900    Bed Bath & Beyond, Inc.*                            232
      8,600    Best Buy Co., Inc.*                                 740
      8,600    Circuit City Stores, Inc.                           524
      4,700    Consolidated Stores Corp.*                           53
     16,500    CVS Corp.                                           620
      5,400    Darden Restaurants, Inc.                             96
      4,400    Dillard's, Inc., Class A                             72
     11,124    Dollar General Corp.                                299
      8,900    Federated Department Stores, Inc.                   372
     35,887    Gap (The), Inc.                                   1,788
     97,155    Home Depot (The), Inc.                            6,266
      6,290    Ikon Office Solutions, Inc.                          39
     20,600    Kmart Corp.                                         199
      6,900    Kohl's Corp.*                                       707
      9,100    Limited (The), Inc.                                 383
      1,700    Longs Drug Stores, Inc.                              39
     16,100    Lowe's Cos., Inc.                                   940
     14,048    May Department Stores Co.                           400
     57,200    McDonald's Corp.                                  2,149
      5,700    Nordstrom, Inc.                                     168
     13,900    Office Depot, Inc.*                                 161
     11,000    Penney (J.C.) & Co., Inc.                           163
     10,900    Rite Aid Corp.                                       60
     16,000    Sears, Roebuck & Co.                                494
     19,850    Staples Inc.*                                       397
      8,200    Tandy Corp.                                         416
     18,500    Target Corp.                                      1,383
     13,100    TJX Cos., Inc.                                      291
     10,175    Toys R US, Inc.                                     151
      6,400    Tricon Global Restaurants, Inc.*                    199
     42,500    Walgreen Co.                                      1,094
    188,000    Wal-Mart Stores, Inc.                            10,435
      5,000    Wendy's International, Inc.                         101
                                                            ----------
                                                                31,592
                                                            ----------

               SAVINGS & LOANS - 0.2%
      6,800    Golden West Financial Corp.                         212
     24,380    Washington Mutual, Inc.                             646
                                                            ----------
                                                                   858
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               SEMICONDUCTORS - 6.3%
      6,250    Advanced Micro Devices, Inc.*                 $     357
     14,800    Analog Devices, Inc.*                             1,192
     32,300    Applied Materials, Inc.*                          3,044
      9,100    Conexant Systems, Inc.*                             646
    141,000    Intel Corp.                                      18,603
      7,700    KLA-Tencor Corp.*                                   647
     12,600    LSI Logic Corp.*                                    915
     11,400    Micron Technology, Inc.                           1,436
      7,200    National Semiconductor Corp.*                       436
      7,200    Teradyne, Inc.*                                     592
     34,300    Texas Instruments, Inc.                           5,488
     13,600    Xlinx, Inc.*                                      1,126
                                                            ----------
                                                                34,482
                                                            ----------

               SOFTWARE - 9.5%
      5,000    Adobe Systems, Inc.                                 557
     96,300    America Online, Inc.*                             6,476
      2,600    Autodesk, Inc.                                      118
     26,600    Automatic Data Processing, Inc.                   1,283
     10,300    BMC Software Inc.*                                  509
      7,600    Citrix Systems, Inc.*                               504
     23,030    Computer Associates International, Inc.           1,363
     15,200    Compuware Corp.*                                    320
     17,700    First Data Corp.                                    783
     13,004    IMS Health, Inc.                                    220
    219,700    Microsoft Corp.*                                 23,343
     13,800    Novell, Inc.*                                       395
    119,050    Oracle Corp.*                                     9,293
     11,600    Parametric Technology Corp.*                        244
     11,300    Peoplesoft, Inc.*                                   226
      1,100    Shared Medical Systems Corp.                         57
      3,100    Sterling Software, Inc.                              95
     16,400    Veritas Software Co.                              2,148
     22,200    Yahoo! Inc.*                                      3,804
                                                            ----------
                                                                51,738
                                                            ----------

               TELECOMMUNICATION
               EQUIPMENT - 5.5%
     12,700    ADC Telecommunications, Inc.*                       684
      3,362    Andrew Corp.*                                        77
      3,200    Comverse Technology, Inc.*                          605
     11,600    Corning, Inc.                                     2,250
    134,500    Lucent Technologies, Inc.                         8,171
     29,955    Motorola, Inc.                                    4,265
     60,900    Nortel Networks Corp.                             7,673
     31,100    QUALCOMM, Inc.*                                   4,644

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 98.6% (CONT'D.)

               TELECOMMUNICATION
               EQUIPMENT - 5.5% (CONT'D.)
      6,700    Scientific-Atlanta, Inc.                      $     425
     17,000    Tellabs, Inc.*                                    1,071
                                                            ----------
                                                                29,865
                                                            ----------

               TELECOMMUNICATIONS - 1.1%
     32,865    Global Crossing Ltd.*                             1,345
     15,400    Nextel Communications, Inc. - Class A*            2,283
     36,400    Sprint Corp.*                                     2,377
                                                            ----------
                                                                 6,005
                                                            ----------

               TELEPHONE - 6.3%
     13,300    Alltel Corp.                                        839
    134,835    AT&T Corp.                                        7,584
     65,536    Bell Atlantic Corp.                               4,006
     79,500    BellSouth Corp.                                   3,737
      5,850    Centurytel, Inc.                                    217
     41,000    GTE Corp.                                         2,911
    119,817    MCI WorldCom, Inc.*                               5,429
    143,992    SBC Communications, Inc.                          6,048
     36,800    Sprint Corp.                                      2,318
     21,365    U.S. West, Inc.                                   1,552
                                                            ----------
                                                                34,641
                                                            ----------

               TEXTILES - 0.0%
        800    Springs Industries, Inc., Class A                    30
                                                            ----------

               TOBACCO - 0.4%
     99,900    Philip Morris Cos., Inc.                          2,110
      7,200    UST, Inc.                                           113
                                                            ----------
                                                                 2,223
                                                            ----------

               TOYS, GAMES & HOBBIES - 0.1%
      7,412    Hasbro, Inc.                                        122
     17,741    Mattel, Inc.                                        185
                                                            ----------
                                                                   307
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               TRANSPORTATION - 0.4%
     19,328    Burlington Northern Santa Fe Corp.           $      428
      9,224    CSX Corp.                                           217
     12,240    FedEx Corp.*                                        477
      4,700    Kansas City Southern Industries, Inc.               404
     16,100    Norfolk Southern Corp.                              231
     10,500    Union Pacific Corp.                                 411
                                                            ----------
                                                                 2,168
                                                            ----------

               TRUCKING & LEASING - 0.0%
      2,700    Ryder System, Inc.                                   61
                                                            ----------

               Total Common Stocks
               (cost $314,703)                                 537,804
                                                            ----------

PRINCIPAL
AMOUNT
(000S)
----------

               SHORT-TERM INVESTMENTS - 1.3%

     $6,302    UBS AG, Grand Cayman
               Eurodollar Time Deposits,
               6.375%, 4/3/00                                    6,302
      1,040    U.S. Treasury Bill,<F1>
               5.69%, 6/22/00                                    1,026
                                                            ----------

               Total Short-Term Investments
               (cost $7,329)                                     7,328
                                                            ----------

               Total Investments - 99.9%
               (cost $322,032)                                 545,132

               Other Assets less Liabilities - 0.1%                475
                                                            ----------

               NET ASSETS - 100.0%                            $545,607
                                                              ========

OPEN FUTURES CONTRACTS:

                                    Notional                        Unrealized
                        Number of    Amount    Contract    Contract    Gain
Type                    Contracts    (000s)    Position      Exp.     (000s)
--------------------------------------------------------------------------------
S&P 500                     20       $7,577      Long        6/00      $148
                                                                       -----

<F1> Security pledged as collateral to cover margin requirements for open futures contracts.



See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 2000

GROWTH EQUITY FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 95.1%

               ADVERTISING - 0.7%
    200,000    Lamar Advertising Co.*                         $  9,100
                                                            ----------

               AEROSPACE - 0.7%
    240,000    Boeing Co.                                        9,105
                                                            ----------

               AUTO MANUFACTURERS - 0.9%
    137,000    Ford Motor Co.                                    6,294
     67,600    General Motors Corp.                              5,598
                                                            ----------
                                                                11,892
                                                            ----------

               BANKS - 5.0%
    213,000    Bank of America Corp.                            11,168
    151,200    Chase Manhattan Corp.                            13,183
    220,000    Fleet Boston Financial Corp.                      8,030
     44,000    Fuji Bank Corp. ADR                               4,140
    205,000    Southtrust Corp.                                  5,215
    138,700    State Street Corp.                               13,437
    319,500    Wells Fargo & Co.                                13,080
                                                            ----------
                                                                68,253
                                                            ----------

               BEVERAGES - 0.7%
     73,000    Anheuser-Busch Cos., Inc.                         4,544
    152,800    Pepsico, Inc.                                     5,281
                                                            ----------
                                                                 9,825
                                                            ----------

               BIOTECHNOLOGY - 1.8%
     58,800    Genentech, Inc.*                                  8,938
    296,400    Pharmacia Corp.                                  15,265
                                                            ----------
                                                                24,203
                                                            ----------

               BUILDING MATERIALS - 0.5%
    152,000    Martin Marietta Materials                         7,220
                                                            ----------

               CHEMICALS - 1.1%
    195,600    du Pont (E.I.) de Nemours & Co.                  10,342
    129,000    Praxair Inc.                                      5,370
                                                            ----------
                                                                15,712
                                                            ----------

               COMMERCIAL SERVICES - 1.0%
    258,825    Paychex, Inc.                                    13,556
                                                            ----------

               COMPUTERS & NETWORKING - 6.5%
    544,500    Cisco Systems, Inc.*                             42,096
     76,700    Computer Sciences Corp.*                          6,069

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

    104,500    EMC Corp.*                                    $  13,063
    108,600    International Business Machines Corp.            12,815
    157,400    Sun Microsystems, Inc.*                          14,749
                                                            ----------
                                                                88,792
                                                            ----------

               COSMETIC/PERSONAL CARE - 0.2%
     61,500    Procter & Gamble Co.                              3,459
                                                            ----------

               DISTRIBUTION/WHOLESALE - 0.5%
    120,000    Costco Wholesale Corp.*                           6,308
                                                            ----------

               DIVERSIFIED FINANCIAL SERVICES - 8.8%
     92,400    American Express Company                         13,762
    237,100    Capital One Financial Corp.                      11,366
    431,500    Citigroup, Inc.                                  25,592
    151,600    Fannie Mae                                        8,556
    101,600    Goldman Sachs Group, Inc                         10,681
    415,500    MBNA Corp.                                       10,595
    108,000    Merrill Lynch & Co.                              11,340
    248,000    Morgan Stanley Dean Witter & Co.                 20,228
     97,300    Providian Financial Corp.                         8,429
                                                            ----------
                                                               120,549
                                                            ----------

               ELECTRIC - 0.7%
    184,000    Duke Energy Corp.                                 9,660
                                                            ----------

               ELECTRONICS - 2.4%
    177,000    Linear Technology                                 9,735
    376,000    Solectron Corp.*                                 15,063
     44,000    Viasystems Group                                    682
     76,400    Vitesse Semiconductor Corp*                       7,354
                                                            ----------
                                                                32,834
                                                            ----------

               FOOD - 0.6%
    294,635    Keebler Foods Co.                                 8,452
                                                            ----------

               FOREST PRODUCTS & PAPER - 1.0%
    160,000    Georgia-Pacific                                   6,330
    162,000    International Paper Co.                           6,926
                                                            ----------
                                                                13,256
                                                            ----------

               HEALTH CARE - 2.8%
    213,800    Guidant Corp.                                    12,574
    130,800    Johnson & Johnson                                 9,164
    320,200    Medtronic, Inc.                                  16,470
                                                            ----------
                                                                38,208
                                                            ----------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 95.1% (CONT'D.)

               HOME FURNISHINGS - 0.9%
    143,200    Gemstar International Group Ltd.*               $12,315
                                                            ----------

               INSURANCE - 2.0%
    132,300    American International Group, Inc.               14,486
    124,000    Hartford Life, Inc.                               5,813
     67,300    Marsh & McLennan Cos.                             7,424
                                                            ----------
                                                                27,723
                                                            ----------

               MEDIA - 4.4%
    100,000    Adelphia Communications                           4,900
     80,500    Clear Channel Communications                      5,560
    152,500    Comcast Corp.                                     6,615
    215,000    Disney (The Walt) Co.                             8,895
    108,800    Hispanic Broadcasting Corp.*                     12,322
    217,800    Time Warner, Inc.                                21,779
                                                            ----------
                                                                60,071
                                                            ----------

               METALS-DIVERSIFIED - 1.1%
    213,000    Alcoa, Inc.                                      14,963
                                                            ----------

               MISCELLANEOUS MANUFACTURING - 4.2%
    369,700    General Electric Co.                             57,373
                                                            ----------

               OIL & GAS PRODUCERS - 7.0%
    116,000    Chevron Corp.                                    10,723
    274,200    Ensco International, Inc.                         9,906
    457,460    EOG Resources, Inc.                               9,693
    407,200    Exxon Corp.                                      31,685
    356,500    Royal Dutch Petroleum Co.                        20,521
    148,157    Transocean Sedco Forex, Inc.                      7,602
    215,000    USX-Marathon Group Inc.                           5,603
                                                            ----------
                                                                95,733
                                                            ----------

               OIL & GAS SERVICES - 1.8%
    147,000    BJ Services Co.*                                 10,860
    181,600    Schlumberger Ltd.                                13,892
                                                            ----------
                                                                24,752
                                                            ----------

               PHARMACEUTICALS - 4.4%
    151,600    American Home Products Corp.                      8,130
    313,400    Bristol-Myers Squibb Co.                         18,098
    121,600    Lilly (Eli) & Co.                                 7,661
    164,000    Merck & Co., Inc.                                10,188

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

    244,800    Pfizer, Inc.                                   $  8,951
    203,000    Schering-Plough Corp.                             7,460
                                                            ----------
                                                                60,488
                                                            ----------

               PIPELINES - 1.5%
    217,400    Enron Corp.                                      16,277
    102,000    Williams (The) Cos., Inc.                         4,482
                                                            ----------
                                                                20,759
                                                            ----------

               REITS - 1.1%
    264,600    Pinnacle Holdings, Inc.*                         14,619
                                                            ----------

               RETAIL - 7.2%
    160,000    Circuit City Stores                               9,740
    499,880    Home Depot (The), Inc.                           32,237
    140,400    Kohl's Corp.*                                    14,391
    583,800    Walgreen Co.                                     15,033
    501,400    Wal-Mart Stores, Inc.                            27,828
                                                            ----------
                                                                99,229
                                                            ----------

               SEMICONDUCTORS - 7.2%
     68,800    Altera Corp.*                                     6,140
    178,000    Applied Materials, Inc.*                         16,777
    300,100    Intel Corp.                                      39,594
    145,600    National Semiconductor Corp.*                     8,827
    119,600    Texas Instruments, Inc.                          19,136
    106,300    Xilinx, Inc.*                                     8,803
                                                            ----------
                                                                99,277
                                                            ----------

               SOFTWARE - 5.7%
    110,600    America Online, Inc.*                             7,438
     24,000    Ariba, Inc.*                                      5,031
     75,500    Aspect Development, Inc.*                         4,860
    352,000    Fiserv, Inc.*                                    13,090
    236,000    Microsoft Corp.*                                 25,075
    237,000    Oracle Corp.*                                    18,501
     32,500    Siebel Systems, Inc.*                             3,882
                                                            ----------
                                                                77,877
                                                            ----------

               TELECOMMUNICATION EQUIPMENT - 7.3%
     85,600    Corning, Inc.                                    16,606
    319,300    Crown Castle International Corp.*                12,093
     61,800    Motorola, Inc.                                    8,799
     99,000    Nextel Communications, Inc.*                     14,677
    159,500    Nortel Networks Corp.                            20,097
      9,053    Palm, Inc.*                                         406

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

     69,000    Qualcomm, Inc.*                             $    10,303
     28,000    SDL, Inc.*                                        5,961
     21,093    Sycamore Networks, Inc.*                          2,721
    155,200    Williams Communications Group*                    8,041
                                                            ----------
                                                                99,704
                                                            ----------

               TELEPHONE - 3.4%
    159,700    Bell Atlantic Corp.                               9,762
    287,000    BellSouth Corp.                                  13,488
    285,300    MCI WorldCom, Inc.*                              12,928
    134,000    SBC Communications, Inc.                         10,561
                                                            ----------
                                                                46,739
                                                            ----------

               Total Common Stocks
               (cost $839,791)                               1,302,006
                                                            ----------

PRINCIPAL
AMOUNT
(000S)
----------

               SHORT-TERM INVESTMENT - 3.3%
               (cost $44,696)

    $44,696    UBS A.G., Grand Cayman,
               Eurodollar Time Deposits,
               6.375%, 4/3/00                              $    44,696
                                                            ----------

               Total Investments - 98.4%
               (cost $884,487)                               1,346,702

               Other Assets less Liabilities - 1.6%             22,178
                                                            ----------

               NET ASSETS - 100.0%                          $1,368,880
                                                            ==========

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

SELECT EQUITY FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.4%

               BANKS - 2.4%
    270,000    Bank of Tokyo-Mitsubishi Ltd. ADR              $  3,831
    100,000    Chase Manhattan Corp.                             8,718
                                                            ----------
                                                                12,549
                                                            ----------

               BIOTECHNOLOGY - 0.8%
     29,000    Genentech, Inc.*                                  4,408
                                                            ----------


               COMMERCIAL SERVICES - 1.1%
    110,000    Paychex, Inc.                                     5,761
                                                            ----------


               COMPUTERS - 12.1%
     32,000    Brocade Communications System, Inc.*              5,738
    206,500    Cisco Systems, Inc.*                             15,965
     74,000    EMC Corp.*                                        9,250
     33,500    Hewlett-Packard Co.                               4,441
     28,000    Juniper Networks, Inc.*                           7,380
     18,000    Redback Networks, Inc.*                           5,399
     37,000    RSA Security, Inc.*                               1,917
    120,000    Sun Microsystems, Inc.*                          11,244
     15,000    VeriSign, Inc.*                                   2,243
                                                            ----------
                                                                63,577
                                                            ----------

               DIVERSIFIED FINANCIAL SERVICES - 8.6%
     57,500    American Express Co.                              8,564
    115,000    Capital One Financial Corp.                       5,513
    165,750    Citigroup, Inc.                                   9,831
     85,000    Edwards (A.G.), Inc.                              3,400
     49,000    Merrill Lynch & Co., Inc.                         5,145
     96,000    Morgan Stanley Dean Witter & Co.                  7,830
     87,000    Schwab (Charles) Corp.                            4,943
                                                            ----------
                                                                45,226
                                                            ----------

               ELECTRONICS - 1.5%
     75,000    Integrated Device Technology, Inc.*               2,972
     50,000    PE Corp.-PE Biosystems Group                      4,825
                                                            ----------
                                                                 7,797
                                                            ----------

               INSURANCE - 2.5%
     64,937    American International Group, Inc.                7,111
     57,250    Marsh & McLennan Cos., Inc.                       6,315
                                                            ----------
                                                                13,426
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               LEISURE TIME - 1.1%
     70,000    Harley-Davidson, Inc.                          $  5,556
                                                            ----------

               MEDIA - 3.6%
    105,000    AT&T - Liberty Media Group*                       6,220
     39,000    MediaOne Group, Inc.*                             3,159
     94,500    United Pan-Europe Communications
               NV ADR*                                           4,684
     41,500    Univision Communications, Inc.*                   4,690
                                                            ----------
                                                                18,753
                                                            ----------

               METALS - 1.1%
     85,000    Alcoa, Inc.                                       5,971
                                                            ----------

               MISCELLANEOUS MANUFACTURING - 4.6%
     88,000    General Electric Co.                             13,657
    205,000    Tyco International Ltd.                          10,224
                                                            ----------
                                                                23,881
                                                            ----------

               OIL & GAS PRODUCERS - 6.2%
     60,000    Atlantic Richfield Co.                            5,100
     58,000    BJ Services Co.*                                  4,285
    110,000    Ensco International, Inc.                         3,974
     78,924    Exxon Mobil Corp.                                 6,141
    111,000    Schlumberger Ltd.                                 8,491
     85,008    Transocean Sedco Forex, Inc.                      4,362
                                                            ----------
                                                                32,353
                                                            ----------

               PHARMACEUTICALS - 3.1%
    150,000    American Home Products Corp.                      8,044
     30,000    Forest Laboratories, Inc.*                        2,535
     60,000    Warner-Lambert Co.                                5,850
                                                            ----------
                                                                16,429
                                                            ----------

               PIPELINES - 2.9%
    140,000    Enron Corp.                                      10,483
    110,000    Williams (The) Cos., Inc.                         4,833
                                                            ----------
                                                                15,316
                                                            ----------

               RETAIL - 4.6%
     75,000    Best Buy Co., Inc.*                               6,450
     45,000    Home Depot (The), Inc.                            2,903
     62,000    Kohl's Corp.*                                     6,355
     80,000    Walgreen Co.                                      2,060
    110,000    Wal-Mart Stores, Inc.                             6,105
                                                            ----------
                                                                23,873
                                                            ----------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               SEMICONDUCTORS - 7.4%
    101,500    Applied Materials, Inc.*                      $   9,566
     40,000    Applied Micro Circuits Corp.*                     6,003
     41,500    Broadcom Corp.*                                  10,079
     25,000    PMC - Sierra, Inc.*                               5,092
     25,000    Qlogic Corp.*                                     3,388
     30,000    Texas Instruments, Inc.                           4,800
                                                            ----------
                                                                38,928
                                                            ----------

               SOFTWARE - 12.3%
     10,000    Ariba, Inc.*                                      2,096
     35,000    BEA Systems, Inc.*                                2,568
     48,000    Citrix Systems, Inc.*                             3,180
     54,000    Exodus Communications, Inc.*                      7,587
     32,500    Inktomi Corp.*                                    6,338
     75,000    J.D. Edwards & Co.*                               2,442
     69,000    Microsoft Corp.*                                  7,331
    172,000    Oracle Corp.*                                    13,427
     40,000    Peregrine Systems, Inc.*                          2,683
     60,000    Tibco Software, Inc.*                             4,890
     45,000    Veritas Software Corp.*                           5,895
     35,000    Yahoo! Inc.*                                      5,998
                                                            ----------
                                                                64,435
                                                            ----------

               TELECOMMUNICATION EQUIPMENT - 13.6%
     60,000    Advanced Fibre Communications, Inc.*              3,762
     27,000    Comverse Technology, Inc.*                        5,103
     43,000    Corning, Inc.                                     8,342
     70,000    Digital Microwave Corp.*                          2,371
     36,000    E-Tek Dynamics, Inc.*                             8,469
     84,000    JDS Uniphase Corp.*                              10,126
     54,400    Motorola, Inc.                                    7,745
     65,000    Nortel Networks Corp.                             8,190
     18,500    Powerwave Technologies, Inc.*                     2,313
     38,000    SDL, Inc.*                                        8,089
     95,000    Spectrasite Holdings, Inc.*                       2,690
     34,000    Sycamore Networks, Inc.*                          4,386
                                                            ----------
                                                                71,586
                                                            ----------

               TELECOMMUNICATIONS - 6.9%
     25,000    Colt Telecom Group PLC ADR*                       4,947
     38,000    General Motor Corp., Class H                      4,731
     61,000    Nextel Communications, Inc.*                      9,043
     30,000    NTL, Inc.*                                        2,784
    110,000    SK Telecom ADR                                    4,290

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

    100,000    Vodafone AirTouch PLC ADR                    $    5,556
     15,000    VoiceStream Wireless Corp.*                       1,932
     45,000    WinStar Communications, Inc.*                     2,700
                                                            ----------
                                                                35,983
                                                            ----------

               Total Common Stocks
               (Cost $343,085)                                 505,808
                                                            ----------

PRINCIPAL
AMOUNT
(000S)
----------

               SHORT-TERM INVESTMENT - 1.6%
               (cost $8,354)

     $8,354    UBS A.G., Grand Cayman,
               Eurodollar Time Deposits,
               6.375%, 4/3/00                                    8,354
                                                            ----------

               Total Investments - 98.0%
               (Cost $351,439)                                 514,162

               Other Assets Less Liabilities - 2.0%             10,414
                                                            ----------

               NET ASSETS - 100.0%                            $524,576
                                                            ==========


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

MID CAP GROWTH FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 98.0%

               ADVERTISING - 0.5%
     50,000    Omnicom Group, Inc.                            $  4,672
                                                            ----------

               BANKS - 1.2%
    170,000    Fifth Third Bancorp                              10,710
                                                            ----------

               BIOTECHNOLOGY - 2.5%
     52,500    Biogen,  Inc.*                                    3,668
    156,000    Cell Genesys,  Inc.*                              3,325
    100,000    Chiron Corp.*                                     4,988
     10,973    Diversa Corp.*                                      516
     50,000    Genentech, Inc.*                                  7,600
     20,000    Human Genome Sciences, Inc.*                      1,661
                                                            ----------
                                                                21,758
                                                            ----------

               COMMERCIAL SERVICES - 1.8%
    300,000    Paychex, Inc.                                    15,712
                                                            ----------

               COMPUTERS - 5.7%
     46,800    Brocade Communications System*                    8,392
     92,000    Foundry Networks, Inc.*                          13,225
     81,000    National Computer Systems, Inc.                   4,111
    168,400    Network Appliance, Inc.*                         13,935
     45,000    Radisys Corp.*                                    2,705
     90,000    Silicon Storage Technology, Inc.*                 6,649
                                                            ----------
                                                                49,017
                                                            ----------

               DISTRIBUTION/WHOLESALE - 1.2%
    200,000    Costco Wholesale Corp.                           10,512
                                                            ----------

               DIVERSIFIED FINANCIAL SERVICES - 1.9%
    225,000    Edwards (A.G.), Inc.                              9,000
    150,000    Knight/Trimark Group, Inc.*                       7,650
                                                            ----------
                                                                16,650
                                                            ----------

               ELECTRONICS - 12.4%
     83,000    Agilent Technologies, Inc.*                       8,632
     84,000    Audiovox Corp.*                                   3,664
    140,000    Celestica, Inc.*                                  7,429
     30,000    Coherent, Inc.*                                   1,560
     72,900    Credence Systems Corp.*                           9,122
    113,500    Cymer, Inc.*                                      5,675
    230,000    Integrated Device Technology, Inc.*               9,114
    328,000    Jabil Circuit, Inc.*                             14,186
    140,000    Kent Electronics Corp.*                           4,086

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

     70,200    Maxim Integrated Products*                   $    4,989
     81,000    Micrel, Inc.*                                     7,776
     45,000    PE Corp.-PE Biosystems Group                      4,342
    250,000    Vishay Intertechnology, Inc.*                    13,906
    121,600    Vitesse Semiconductor Corp.*                     11,704
                                                            ----------
                                                               106,185
                                                            ----------

               ENTERTAINMENT - 2.4%
    159,000    Macrovision Corp.*                               13,694
    120,000    Zomax, Inc.*                                      7,230
                                                            ----------
                                                                20,924
                                                            ----------

               HEALTH CARE - 2.5%
     52,500    Allergan, Inc.                                    2,625
     94,500    Arthrocare Corp.*                                 8,694
    156,000    Cytyc Corp.*                                      7,527
     34,000    Techne Corp.*                                     2,346
                                                            ----------
                                                                21,192
                                                            ----------

               MACHINERY-DIVERSIFIED - 1.1%
    150,000    PRI Automation, Inc.*                             9,169
                                                            ----------

               MEDIA - 1.1%
     56,400    Univision Communications, Inc.*                   6,373
    120,000    USA Networks, Inc.*                               2,708
                                                            ----------
                                                                 9,081
                                                            ----------

               OIL & GAS PRODUCERS - 4.0%
     40,000    Baker Hughes, Inc.                                1,210
     40,300    Diamond Offshore Drilling                         1,609
    130,000    Hanover Compressor Co.*                           7,394
     70,000    Transocean Sedco Forex, Inc.                      3,592
    350,000    Weatherford International, Inc.*                 20,628
                                                            ----------
                                                                34,433
                                                            ----------

               PHARMACEUTICALS - 3.8%
     17,500    Abgenix, Inc.*                                    2,417
    125,000    Alza Corp.*                                       4,695
     89,200    Biovail Corp.*                                    3,953
    100,000    Elan Corp. PLC*                                   4,750
     87,000    Ilex Oncology, Inc.*                              3,654
     60,000    Medarex, Inc.*                                    3,015
     40,000    Pharmacopeia, Inc.*                               1,960
    108,000    Trimeris, Inc.*                                   5,393
     75,000    Tularik, Inc.*                                    2,316
                                                            ----------
                                                                32,153
                                                            ----------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               REITS - 0.5%
     77,523    Pinnacle Holdings, Inc.*                       $  4,283
                                                            ----------
               RETAIL - 6.4%
    350,000    Bed Bath & Beyond, Inc.*                         13,781
    230,000    Best Buy Co., Inc.*                              19,780
    180,000    Kohl's Corp.*                                    18,450
     50,000    Ventro Corp.*                                     2,832
                                                            ----------
                                                                54,843
                                                            ----------

               SEMICONDUCTORS - 9.2%
     35,000    Alpha Industries*                                 3,325
     95,000    Applied Micro Circuits Corp.*                    14,256
     56,000    Broadcom Corp.*                                  13,601
    107,900    Conexant Systems, Inc.*                           7,661
     94,500    Cree, Inc.*                                      10,667
     39,300    Globespan, Inc.*                                  4,006
     43,000    Qlogic Corp.*                                     5,826
     88,200    Semtech Corp.*                                    5,650
     60,000    Transwitch Corp.*                                 5,768
    114,000    Triquint Semiconductor, Inc.*                     8,379
                                                            ----------
                                                                79,139
                                                            ----------

               SOFTWARE - 17.4%
     50,000    724 Solutions, Inc.*                              6,225
    105,000    Actuate Corp.*                                    5,650
     24,100    Akamai Technologies, Inc.*                        3,875
     56,400    AppNet, Inc.*                                     2,651
    175,000    Aremissoft Corp.*                                 5,950
    105,000    BEA Systems, Inc.*                                7,704
    106,400    Citrix Systems, Inc.*                             7,049
     52,500    Clarent Corp.*                                    4,735
     43,700    Commerce One, Inc.*                               6,522
     52,400    Exchange Applications, Inc.*                      2,773
     43,700    Exodus Communications, Inc.*                      6,140
     13,454    Fairmarket, Inc.*                                   328
     35,000    I2 Technologies, Inc.*                            4,274
     87,000    Informatica Corp.*                                6,683
     26,000    Infospace, Inc.*                                  3,781
     41,000    Inktomi Corp.*                                    7,995
     21,900    Internet Capital Group LLC*                       1,978
     18,152    Matrixone, Inc.*                                    725
    118,000    Mercury Interactive Corp.*                        9,352
     65,000    Peregrine Systems, Inc.*                          4,359
     87,000    Rational Software Corp.*                          6,656

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

    180,000    Razorfish, Inc.*                             $    4,950
    111,000    Research In Motion Ltd.*                         11,821
     60,000    Tenfold Corp.*                                    3,630
    105,000    Tibco Software, Inc.*                             8,558
      2,675    Universal Access, Inc.*                              90
    178,400    Verity, Inc.*                                     7,270
     48,000    Vignette Corp.*                                   7,692
                                                            ----------
                                                               149,416
                                                            ----------

               TELECOMMUNICATION EQUIPMENT - 21.1%
     70,000    Adtran, Inc.*                                     4,161
    245,000    Advanced Fibre Communication*                    15,358
     65,000    Amdocs Ltd.*                                      4,790
    205,600    American Tower Corp. *                           10,151
     49,300    Comverse Technology, Inc.*                        9,318
     91,200    Copper Mountain Networks*                         7,473
     52,500    Corning, Inc.                                    10,185
     74,500    Digital Lightwave, Inc.*                          4,642
    113,000    Ditech Communications Corp.*                     11,985
    100,000    Echostar Communications Corp.*                    7,900
     87,000    Harmonic, Inc.*                                   7,243
     87,000    JDS Uniphase Corp.*                              10,489
     30,000    Level 3 Communications, Inc.*                     3,172
    101,000    McLeodUSA, Inc.*                                  8,566
     10,000    Next Level Communications, Inc.*                  1,087
     43,815    Nextel Partners, Inc.*                            1,271
     80,000    Nortel Networks Corp.                            10,080
     40,000    Northeast Optic Network, Inc.*                    3,382
     75,000    Powerwave Technologies, Inc.*                     9,375
     71,000    RF Micro Devices, Inc.*                           9,541
     79,000    SDL, Inc.*                                       16,817
    300,000    Spectrasite Holdings, Inc.*                       8,494
     19,000    Sycamore Networks, Inc.*                          2,451
     60,000    Western Wireless*                                 2,749
                                                            ----------
                                                               180,680
                                                            ----------

               TELEPHONE - 1.3%
     89,600    Nextlink Communications*                         11,082
                                                            ----------

               Total Common Stocks
               (Cost $635,120)                                 841,611
                                                            ----------
See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

               SHORT-TERM INVESTMENT - 1.9%
               (cost $16,705)

    $16,705    UBS AG, Grand Cayman,
               Eurodollar Time Deposit,
               6.375%, 4/3/00                                $  16,705
                                                            ----------

               Total Investments - 99.9%
               (cost $651,825)                                 858,316

               Other Assets less Liabilities - 0.1%                802
                                                            ----------

               Net Assets - 100.0%                            $859,118
                                                            ==========

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 2000

SMALL CAP INDEX FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3%

               ADVERTISING - 0.7%
      2,041    Advo, Inc.*                                       $  51
      1,900    E4L, Inc.*                                            4
      3,200    Getty Images, Inc.*                                 115
        100    Grey Advertising, Inc.                               41
      4,550    Ha-Lo Industries, Inc.*                              36
      2,000    Marketing Services Group, Inc.*                      35
        700    Modem Media Poppe Tyson, Inc.*                       23
      2,400    Penton Media, Inc.                                   62
      3,700    R.H. Donnelley Corp.                                 63
      4,800    Sitel Corp.*                                         33
      4,800    True North Communications, Inc.                     189
      4,100    Valuevision International, Inc., Class A*           170
                                                            ----------
                                                                   822
                                                            ----------

               AEROSPACE/DEFENSE - 0.8%
      3,000    AAR Corp.                                            50
      2,000    Aeroflex, Inc.*                                      99
      1,100    Alliant Techsystems, Inc.*                           65
      2,600    BE Aerospace, Inc.*                                  15
        500    Curtiss-Wright Corp.                                 18
      1,740    Fairchild Corp. (The), Class A*                      12
      3,700    Gencorp, Inc.                                        29
        500    Heico Corp.                                           7
      2,500    Kaman Corp., Class A                                 24
      1,300    Kellstrom Industries, Inc.*                           7
      4,100    Orbital Sciences Corp.*                              61
      1,000    Primex Technologies, Inc.                            21
      2,400    Remec, Inc.*                                        121
      1,100    Sequa Corp., Class A*                                44
      5,600    Titan Corp.*                                        286
      1,300    Triumph Group, Inc.*                                 38
                                                            ----------
                                                                   897
                                                            ----------

               AGRICULTURE - 0.2%
      1,200    Agribrands International, Inc.*                      47
      3,900    Cadiz, Inc.*                                         33
      4,300    Delta & Pine Land Co.                                85
      2,400    Hines Horticulture, Inc.*                            19
        700    Tejon Ranch Co.                                      16
                                                            ----------
                                                                   200
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------
               AIRLINES - 0.4%
      6,200    Airtran Holdings, Inc.*                           $  27
      2,700    Alaska Airgroup, Inc.*                               81
      3,673    America West Holdings Corp., Class B*                57
        400    Amtran, Inc.*                                         7
      1,300    Atlantic Coast Airlines Holdings, Inc.*              34
      1,900    Frontier Airlines, Inc.*                             23
      3,300    Mesa Air Group, Inc.*                                21
      1,400    Mesaba Holdings, Inc.*                               16
      1,600    Midwest Express Holdings, Inc.*                      41
      2,300    Skywest, Inc.                                        90
      6,500    Trans World Airlines, Inc.*                          15
                                                            ----------
                                                                   412
                                                            ----------

               APPAREL - 0.5%
      5,700    Burlington Industries, Inc.*                         25
      1,000    Columbia Sportswear Co.*                             25
      1,500    Donna Karan International, Inc.*                     12
        600    Global Sports, Inc.*                                 11
        800    Guess?, Inc.*                                        26
      3,050    Kellwood Co.                                         54
        700    K-Swiss, Inc., Class A                               10
      3,486    Nautica Enterprises, Inc.*                           41
      1,300    Oshkosh B'Gosh, Inc., Class A                        23
        700    Oxford Industries, Inc.                              13
      2,500    Phillips-Van Heusen Corp.                            19
      2,350    Quiksilver, Inc.*                                    41
      5,100    Reebok International Ltd.*                           47
      3,100    Russell Corp.                                        44
      5,100    Stride Rite Corp.                                    41
        600    Tarrant Apparel Group*                                5
      1,100    Timberland Co., Class A*                             56
        500    Tropical Sportswear International, Inc.*              6
      6,600    Unifi, Inc.*                                         59
      4,600    Wolverine World Wide, Inc.                           51
                                                            ----------
                                                                   609
                                                            ----------

               AUTO MANUFACTURERS - 0.1%
      1,100    ASV, Inc.*                                           17
      1,600    Oshkosh Truck Corp.                                  50
      2,400    Wabash National Corp.                                33
                                                            ----------
                                                                   100
                                                            ----------


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               AUTO PARTS & EQUIPMENT - 0.5%
      2,300    Aftermarket Technology Corp.*                     $  29
      1,100    American Axle & Manufacturing
               Holdings, Inc.*                                      16
      2,900    Arvin Industries, Inc.                               66
      1,400    Bandag, Inc.                                         32
      6,900    Collins & Aikman Corp.                               39
      2,400    Delco Remy International, Inc.*                      18
      1,700    Dura Automotive Systems, Inc.*                       29
      2,100    Exide Corp.                                          25
      2,000    Hayes Lemmerz International, Inc.*                   38
      4,450    Miller Industries, Inc. *                            17
      2,300    OEA, Inc.                                            22
      1,975    Simpson Industries, Inc.                             19
        900    Standard Motor Products, Inc.                        13
      2,200    Superior Industries International, Inc.              70
      1,750    Titan International, Inc.                            13
      4,500    Tower Automotive, Inc.*                              74
      1,612    Wynn's International, Inc.                           22
                                                            ----------
                                                                   542
                                                            ----------

               BANKS - 4.1%
      1,204    1st Source Corp.                                     24
      1,000    Alabama National Bancorp.                            19
      3,182    Amcore Financial, Inc.                               57
        900    Anchor Financial Corp.                               26
      1,300    Area Bancshares Corp.                                26
        500    Bancfirst Corp.                                      13
        700    Bancfirst Ohio Corp.                                 15
        890    Banco Santander Puerto Rico                          11
      6,380    Bancorpsouth, Inc.                                  104
      5,600    BancWest Corp.                                      111
      1,268    Bank of Granite Corp.                                25
      2,610    Banknorth Group, Inc.                                70
      2,742    Bay View Capital Corp.                               21
      1,307    BOK Financial Corp.*                                 24
      1,842    Brenton Banks, Inc.                                  15
        900    BSB Bancorp, Inc.                                    19
      1,884    BT Financial Corp.                                   29
        650    Capital City Bank Group, Inc.                        13
      2,900    Carolina First Corp.                                 38
      1,000    Cathay Bancorp, Inc.                                 46
      2,177    Centennial Bancorp*                                  21
      1,100    Century South Banks, Inc.                            23

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,521    Chemical Financial Corp.                          $  34
      3,157    Chittenden Corp.                                     94
      4,450    Citizens Banking Corp.                               87
      1,899    City Holding Co.                                     23
      3,264    Commerce Bancorp, Inc.                              121
      5,200    Community First Bankshares, Inc.                     83
      1,368    Community Trust Bancorp, Inc.                        25
      1,000    Corus Bankshares, Inc.                               24
        900    CPB, Inc.                                            22
      1,618    CVB Financial Corp.                                  23
      2,500    East-West Bancorp, Inc.                              28
      1,043    F & M Bancorp.                                       19
      2,531    F & M National Corp.                                 56
        700    Farmers Capital Bank Corp.                           24
      1,200    FCNB Corp.                                           17
      2,550    First Bancorp.                                       45
      1,200    First Busey Corp.                                    23
      1,700    First Charter Corp.                                  22
        600    First Citizens Bancshares, Inc., Class A             34
        600    First Commerce Bancshares, Inc., Class B             21
      6,900    First Commonwealth Financial Corp.                   60
      3,961    First Financial Bancorp                              71
      1,114    First Financial Bankshares, Inc.                     29
        653    First Financial Corp.                                23
      1,350    First Merchants Corp.                                27
      3,909    First Midwest Bancorp, Inc.                          95
      1,100    First Republic Bank*                                 22
      2,800    First United Bancshares, Inc.                        29
      2,261    FNB Corp.                                            42
      1,600    Frontier Financial Corp.                             30
      1,170    GBC Bancorp                                          27
      1,000    Glacier Bancorp, Inc.                                14
      1,710    Grand Premier Financial, Inc.                        24
      1,500    Greater Bay Bancorp                                  60
        900    Hamilton Bancorp, Inc.*                              14
        975    Hancock Holding Co.                                  30
        870    Harleysville National Corp.                          24
      5,597    Hudson United Bancorp                               121
      4,082    Imperial Bancorp*                                   127
      1,300    Independent Bank Corp.                               16
      1,375    International Bancshares Corp.                       56
      1,750    Interwest Bancorp, Inc.                              24
      1,568    Investors Financial Services Corp.                   92
      1,200    Irwin Financial Corp.                                18
      2,300    Local Financial Corp.*                               20
      2,100    Merchants New York Bancorp                           35

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

        325    Michigan Financial Corp.                        $     9
        945    MidAmerica Bancorp                                   25
      1,300    Mid-State Bancshares                                 32
        900    Midwest Banc Holdings, Inc.                          12
        700    Mississippi Valley Bancshares, Inc.                  17
      1,600    National Bancorp of Alaska, Inc.                     60
      1,943    National City Bancshares, Inc.                       37
      1,963    National Penn Bancshares, Inc.                       40
      2,004    NBT Bancorp, Inc.                                    29
        950    Omega Financial Corp.                                25
      3,693    One Valley Bancorp, Inc.                            128
      1,266    Oriental Financial Group                             24
      2,700    Pacific Capital Bancorp                              65
        960    Park National Corp.                                  84
        700    Peoples Holding Co.                                  17
      1,900    Premier National Bancorp, Inc.                       29
      2,843    Provident Bankshares Corp.                           45
      1,100    R & G Financial Corp., Class B                       10
      5,017    Republic Bancorp, Inc.                               47
        600    Republic Bancorp, Inc., Class A                       5
        600    Republic Bancshares, Inc.*                            8
      5,532    Republic Security Financial Corp.                    36
      2,100    Riggs National Corp.                                 26
      3,000    S & T Bancorp, Inc.                                  51
      1,100    Sandy Spring Bancorp, Inc.                           23
      1,200    Second Bancorp, Inc.                                 21
      1,050    Shoreline Financial Corp.                            16
      2,200    Silicon Valley Bancshares                           158
        800    Simmons First National Corp., Class A                21
      8,654    Sky Financial Group, Inc.                           141
      3,100    Southwest Bancorp of Texas*                          60
      2,850    Sterling Bancshares, Inc.                            27
        900    Sterling Financial Corp.                             17
      4,137    Susquehanna Bancshares, Inc.                         57
      1,550    Texas Regional Bancshares, Inc., Class A             39
      1,800    Trust Company of New Jersey                          35
      5,964    Trustco Bank Corp.                                   70
      1,906    UMB Financial Corp.                                  70
      4,700    United Bankshares, Inc.                             103
      1,738    United National Bancorp.                             37
      1,500    U.S. Bancorp, Inc.                                   17
      1,060    USB Holding Co, Inc.                                 16
      4,700    West Holding Company, Inc.                           45
      1,740    West Coast Bancorp                                   17
      2,200    Wesbanco, Inc.                                       42
      2,550    Whitney Holding Corp.                                83
                                                            ----------
                                                                 4,681
                                                            ----------

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               BEVERAGES - 0.2%
      2,000    Beringer Wine Estates Holdings, Inc.,
               Class B*                                       $     72
        709    Buenos Aires Embotelladora SA*                        -
      1,800    Canandaigua Brands, Inc., Class A*                   92
        127    Coca-Cola Bottling Co. Consolidated                   7
      4,050    Crawford & Co., Class B                              52
        100    Farmer Brothers Co.                                  18
        900    Robert Mondavi Corp., Class A*                       31
                                                            ----------
                                                                   272
                                                            ----------

               BIOTECHNOLOGY - 3.3%
      1,900    Affymetrix, Inc.*                                   282
      1,500    Aviron*                                              42
        900    Bio-Rad Laboratories, Inc., Class A*                 25
      5,900    Bio-Technology General Corp.*                        91
      1,500    Entremed, Inc.*                                      89
      2,397    Enzo Biochem, Inc.*                                 169
      4,100    Enzon, Inc.*                                        155
      5,100    Human Genome Sciences, Inc.*                        424
      4,700    IDEC Pharmaceuticals Corp.*                         462
      2,700    Incyte Pharmaceuticals, Inc.*                       235
      1,500    Inhale Therapeutic Systems, Inc.*                   112
        700    Invitrogen Corp.*                                    41
      4,323    Liposome Co. (The), Inc.*                            76
      4,100    Millennium Pharmaceuticals, Inc.*                   532
      3,345    Organogenesis, Inc.*                                 40
      5,800    PE Corp. - Celera Genomics Group*                   531
      2,100    Protein Design Labs, Inc.*                          167
      1,800    Regeneron Pharmaceuticals, Inc.*                     53
      1,000    Safescience, Inc.*                                   13
      2,150    Serologicals Corp.*                                  12
      2,200    Transkaryotic Therapies, Inc.*                      122
      1,800    Vical, Inc.*                                         60
                                                            ----------
                                                                 3,733
                                                            ----------

               BUILDING MATERIALS - 0.7%
      3,100    Apogee Enterprises, Inc.                             12
        600    Butler Manufacturing Co.                             15
        900    Centex Construction Products, Inc.                   24
      3,300    Comfort Systems USA, Inc.*                           21
      6,000    Dal-Tile International, Inc.*                        48
      2,207    Elcor Corp.                                          76
      2,040    Florida Rock Industries, Inc.                        57
      1,400    Genlyte Group, Inc.*                                 27
      5,600    Hussmann International, Inc.                         71

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

SMALL CAP INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               BUILDING MATERIALS - 0.7% (CONT'D.)
      1,100    LSI Industries, Inc.                              $  21
        300    Mestek, Inc.*                                         5
      2,500    Modine Manufacturing Co.                             63
      2,000    NCI Building Systems, Inc.*                          38
      1,100    Nortek, Inc.*                                        24
      3,100    Rayonier, Inc.                                      151
      1,100    Republic Group, Inc.                                 12
        900    Simpson Manufacturing Co., Inc.*                     36
      2,300    Texas Industries, Inc.                               72
        500    Trex Co., Inc.*                                      19
      1,600    Universal Forest Products, Inc.                      20
                                                            ----------
                                                                   812
                                                            ----------

               CHEMICALS - 1.5%
      6,900    Airgas, Inc.*                                        57
      2,700    Albemarle Corp.                                      56
      2,400    Arch Chemicals, Inc.                                 48
        700    Bush Boake Allen, Inc.*                              19
      2,600    Cambrex Corp.                                       113
      2,000    Chemfirst, Inc.                                      39
     12,810    CK Witco Corp.                                      131
      4,700    Cytec Industries, Inc.*                             144
      6,900    Ethyl Corp.                                          21
      3,950    Ferro Corp.                                          70
      2,300    Geon Co.                                             49
      3,400    Georgia Gulf Corp.                                   88
      1,500    H.B. Fuller Co.                                      60
      5,400    Hanna (M.A.) Co.                                     61
      1,700    International Specialty Products, Inc.*              11
      2,534    Lilly Industries, Inc., Class A                      31
      1,700    Macdermid, Inc.                                      45
      2,100    Minerals Technologies, Inc.                          94
      2,937    Mississippi Chemical Corp.                           20
      2,400    NL Industries, Inc.                                  31
      1,300    Octel Corp.*                                         13
      4,500    Olin Corp.                                           80
      2,650    OM Group, Inc.                                      121
      3,600    Omnova Solutions, Inc.                               20
      3,400    Schulman (A.), Inc.                                  45
      1,700    Spartech Corp.                                       58
        600    Stepan Co.                                           13
      3,600    Terra Industries, Inc.                                8
      3,500    U.S. Plastic Lumber Co.*                             32

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      7,300    W.R. Grace & Co.*                              $     93
      3,800    Wellman, Inc.                                        75
                                                            ----------
                                                                 1,746
                                                            ----------

               COAL - 0.0%
      1,900    Arch Coal, Inc.                                      13
      2,500    Consolidated Energy, Inc.                            26
                                                            ----------
                                                                    39
                                                            ----------

               COMMERCIAL SERVICES - 3.6%
      2,000    Aaron Rents, Inc.                                    30
      1,824    ABM Industries, Inc.                                 43
      1,000    Administaff, Inc.*                                   39
        900    AHL Services, Inc.*                                   9
        700    Albany Molecular Research, Inc.*                     41
      2,400    Ameripath, Inc.*                                     20
      3,900    Amre, Inc.*                                           -
      1,100    Applied Analytical Industries, Inc.*                 11
      2,400    Avis Group Holdings, Inc.                            42
        500    Bacou USA, Inc.*                                      8
      2,950    Banta Corp.                                          54
        293    Berlitz International, Inc.*                          3
      4,300    Billing Concepts Corp.*                              30
      4,100    Bowne & Co., Inc.                                    53
      1,400    Bright Horizons Family Solutions, Inc.*              30
      2,900    Budget Group, Inc., Class A*                         14
      1,200    Burns International Services, Inc.*                  13
        800    Career Education Corp.*                              28
        500    Careerbuilder, Inc.*                                  2
     22,100    Caremark Rx, Inc.*                                   93
      1,100    Carey International, Inc.*                           19
      1,300    Carriage Services, Inc., Class A*                     5
      1,200    CDI Corp.*                                           23
      1,350    Central Parking Corp.                                27
      7,900    Century Business Services, Inc.*                     23
        800    Charles River Associates, Inc.*                      16
      1,000    Chemed Corp.                                         30
      2,200    Coinstar, Inc.*                                      28
      1,400    Consolidated Graphics, Inc.*                         18
        500    Corinthian Colleges, Inc.*                            8
      1,100    Cornell Corrections, Inc.*                           12
        900    Corporate Executive Board Co.*                       46
        700    Costar Group, Inc.*                                  26
        900    CPI Corp.                                            21
      3,300    Data Broadcasting Corp.*                             25
      1,100    Data Transmission Network, Inc.*                     31

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,100    DBT Online, Inc.*                                 $  20
      1,400    Diamond Tech Partners, Inc.*                         92
      2,700    Dollar Thrifty Automotive Group, Inc.*               46
        500    Duff & Phelps Credit Rating Co.                      50
      2,100    Education Management Corp.*                          30
      1,574    Electro Rent Corp.*                                  18
      2,822    Encompass Services Corp.*                            16
      1,300    F.Y.I., Inc.*                                        35
      1,900    First Consulting Group, Inc.*                        31
      5,400    First Health Group Corp.*                           171
        600    Forrester Research, Inc.*                            33
      2,300    Franklin Covey Co.*                                  17
      1,600    Heidrick & Struggles International, Inc.*            64
      3,200    Hooper Holmes, Inc.                                 110
      3,400    Integrated Electrical Services, Inc.*                18
      6,030    Interim Services, Inc.*                             112
      3,650    Iron Mountain, Inc.*                                124
      1,625    ITT Educational Services, Inc.*                      26
      2,000    Kelly Services, Inc., Class A                        48
      2,400    Korn/Ferry International*                            71
      1,300    Kroll-O'Gara Co.*                                    14
      3,900    Labor Ready, Inc.*                                   39
        900    Landauer, Inc.                                       16
      2,100    Lason, Inc.*                                         14
      1,200    Learning Tree International, Inc.*                   43
      4,300    Mail-Well, Inc.*                                     37
      1,300    Maximus, Inc.*                                       40
      1,032    McGrath Rentcorp                                     16
      4,000    Medquist, Inc.*                                     109
      1,400    Memberworks, Inc.*                                   56
      1,800    Midas, Inc.                                          43
      2,600    National Equipment Services, Inc.*                   16
        800    National Processing, Inc.*                            8
      4,500    NationsRent, Inc.*                                   24
      4,100    Navigant Consulting Co.*                             45
      1,350    NCO Group, Inc.*                                     43
      1,300    Neff Corp.*                                           9
      1,100    Nextera Enterprises, Inc., Class A*                   9
      1,975    NFO Worldwide, Inc.*                                 43
      5,500    Ogden Corp.                                          66
      1,200    On Assignment, Inc.*                                 54
      4,500    Orthodontic Centers of America, Inc.*                84
      2,800    Parexel International Corp.*                         26
      1,700    Pediatrix Medical Group, Inc.*                       12
      2,900    Personnel Group of America, Inc.*                    18

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      2,067    Pharmaceutical Product
               Development Corp.*                             $     35
      8,100    Phycor, Inc.*                                         8
      2,000    Plexus Corp.*                                       133
      2,100    Prepaid Legal Services, Inc.*                        62
      2,200    Primark Corp.*                                       53
        400    Professional Detailing, Inc.*                        10
      3,950    Profit Recovery Group International, Inc.*           73
      2,200    Protection One, Inc.*                                 5
      1,000    Provant, Inc.*                                        8
      2,000    Proxymed, Inc.*                                      17
      3,700    Quanta Services, Inc.*                              225
      4,060    Renaissance Worldwide, Inc.*                         21
      1,900    Rent-A-Center, Inc.*                                 29
      1,887    Rent-Way, Inc.*                                      37
      1,900    Rollins, Inc.                                        28
      4,545    Romac International, Inc.*                           41
      1,100    Source Information Management Co.*                   19
      1,900    Staff Leasing, Inc.*                                 11
      3,300    Staffmark, Inc.*                                     26
        800    Startek, Inc.*                                       59
        800    Strayer Education, Inc.                              21
        800    Superior Consultant Holdings Corp.*                  13
      2,400    Teletech Holdings, Inc.*                             83
      1,600    Towne Services, Inc.*                                 3
      1,400    Track Data Corp.*                                    10
      6,306    US Oncology, Inc.*                                   28
        950    Volt Info Sciences, Inc.*                            34
      1,400    Wackenhut Corp., Class A                             20
      1,100    Wackenhut Corrections Corp.*                         11
      1,400    Xceed, Inc.*                                         34
                                                            ----------
                                                                 4,094
                                                            ----------

               COMPUTERS - 6.1%
      1,100    Act Networks, Inc.*                                  11
      4,500    Advanced Digital Info Corp.*                        154
      1,200    Anacomp, Inc.*                                       19
      2,400    Analysts International Corp.                         24
      3,000    Ancor Communications, Inc.*                         123
      2,300    Anixter International, Inc.*                         64
      3,000    AnswerThink Consulting Group, Inc.*                  73
      2,050    Apex, Inc.*                                          76
      3,000    Auspex Systems, Inc.                                 33
      4,306    Avant Corp.*                                         54
      3,100    Axent Technologies, Inc.*                            58
      1,600    Bell & Howell Co.*                                   50

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               COMPUTERS - 6.1% (CONT'D.)
      2,100    Black Box Corp.*                                  $ 145
      1,200    Brooktrout, Inc.*                                    35
      1,000    Caci International, Inc., Class A*                   30
      5,700    Cambridge Tech Partners, Inc.*                       77
        500    Catapult Communications Corp.*                        5
         78    Centennial Technologies, Inc.*                        1
      5,000    Ciber, Inc.*                                        103
        600    Cognizant Tech Solutions Corp.*                      38
      2,600    Complete Business Solutions, Inc.*                   58
      5,300    Compucom Systems, Inc.*                              28
      3,450    Computer Horizons Corp.*                             59
      2,600    Computer Network Technology Corp.*                   46
      1,800    Computer Task Group, Inc.*                           20
      5,800    Concurrent Computer Corp.*                           74
      1,300    Cotelligent, Inc.*                                    8
      1,750    Cybex Computer Products Corp.*                       66
      2,100    Echelon Corp.*                                      138
      4,712    Eloyalty Corp.*                                     112
      3,600    Emulex Corp.*                                       393
      1,800    Entrust Technologies, Inc.*                         153
      2,100    Factset Research Systems, Inc.                       57
      3,600    Filenet Corp.*                                      107
      2,998    Henry (Jack) & Associates, Inc.                     111
      2,715    Hutchinson Technology, Inc.*                         48
      1,400    Hypercom Corp.*                                      24
      3,900    Igate Capital Corp.*                                176
      2,500    In Focus Systems, Inc.*                              90
      4,732    Inacom Corp.*                                        13
      4,800    Intergraph Corp.*                                    43
      3,600    Intervoice-Brite, Inc.*                             104
     29,900    Iomega Corp.*                                       114
      2,800    ISS Group, Inc.*                                    326
      7,300    Komag, Inc.*                                         28
      1,275    Kronos, Inc.*                                        38
        500    Manhattan Associates, Inc.*                          17
      7,600    Maxtor Corp.*                                        98
      1,100    Maxwell Technologies, Inc.*                          15
      7,100    Mentor Graphics Corp.*                              107
      2,300    Mercury Computer Systems, Inc.*                     112
      3,750    Metamor Worldwide, Inc.*                            106
        700    Metro Information Svcs, Inc.*                        10
      1,100    Miami Computer Supply Corp.*                         35
      3,900    Micron Electronics, Inc.*                            55

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,800    Micros Systems, Inc.*                           $   113
      3,500    MMC Networks, Inc.*                                 115
      3,400    MTI Technology Corp.*                                90
      2,300    MTS Systems Corp.                                    18
      3,500    National Computer Systems, Inc.                     178
      1,400    Network Peripherals, Inc.*                           50
      2,400    Publicard, Inc.*                                     23
      1,200    QRS Corp.*                                           90
      1,100    Radiant Systems, Inc.*                               69
      1,100    Radisys Corp.*                                       66
      5,100    Read-Rite Corp.*                                     24
      4,000    RSD Security, Inc.*                                 207
        500    RWD Technologies, Inc.*                               4
      8,400    S3, Inc.*                                           176
      5,400    Sandisk Corp.*                                      661
      1,400    SCM Microsystems, Inc.*                             136
      2,500    Sykes Enterprises, Inc.*                             48
        600    Syntel, Inc.*                                         9
      3,566    Systems & Computer Technology Corp.*                 83
      4,712    Technology Solutions Co.*                            43
      4,700    Tyler Technologies, Inc.*                            28
      2,700    Visual Networks, Inc.*                              153
      4,500    Wave Systems Corp., Class A*                        180
     14,300    Western Digital Corp.*                              106
      2,900    Xircom, Inc.*                                       107
                                                            ----------
                                                                 6,939
                                                            ----------

               COSMETICS/PERSONAL CARE - 0.0%
      1,100    Chattem, Inc.*                                       16
                                                            ----------

               DISTRIBUTION/WHOLESALE - 0.5%
      2,800    Anicom, Inc.*                                        17
      2,000    Aviall, Inc.*                                        17
      1,300    Aviation Sales Co.*                                   8
      5,924    Brightpoint, Inc.*                                   73
      3,800    Cellstar Corp.*                                      30
      5,500    CHS Electronics, Inc.*                                4
      1,900    Daisytek International Corp.*                        30
      3,100    Handleman Co.*                                       28
      2,575    Hughes Supply, Inc.                                  40
        500    JLK Direct Distribution, Inc., Class A*               5
      1,700    Keystone Automotive Industries, Inc.*                10
      8,900    Merisel, Inc.*                                       15
      1,400    Navarre Corp.*                                        6
      3,662    Owens & Minor, Inc.                                  39
      1,100    SCP Pool Corp.*                                      34

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      3,600    United Stationers, Inc.*                          $ 128
        400    Valley Media, Inc.*                                   2
      1,850    Watsco, Inc.                                         19
      3,400    Wesco International, Inc.*                           26
                                                            ----------
                                                                   531
                                                            ----------

               DIVERSIFIED FINANCIAL SERVICES - 1.5%
      2,200    Advanta Corp., Class A                               45
        800    Advest Group, Inc.                                   15
      2,600    Affiliated Managers Group, Inc.*                    124
      8,300    Americredit Corp.*                                  135
      5,400    Amresco, Inc.*                                        7
      4,400    Arcadia Financial Ltd.*                              22
      2,300    Charter Municipal Mortgage
               Acceptance Corp.                                     28
      3,800    Cityscape Financial Corp.*                           --
        900    Compucredit Corp.                                    33
      1,500    Conning Corp.                                        19
      2,500    Credit Acceptance Corp.*                             14
        500    Creditrust Corp.*                                     2
      1,386    Dain Rauscher Corp.                                  91
      3,500    Doral Financial Corp.                                40
      1,100    DVI, Inc.*                                           16
      3,300    Eaton Vance Corp.                                   142
        900    Federal Agriculture Mortgage Corp., Class C*         14
      1,200    Financial Federal Corp.*                             22
      6,600    Finet.com, Inc.*                                      8
      1,700    Freedom Securities Corp.                             27
      2,600    Friedman Billings Ramsey, Inc., Class A*             28
      2,828    Imperial Credit Industries, Inc.*                    13
      2,400    Jefferies Group, Inc.                                55
        800    John Nuveen Co., Class A                             31
      4,266    Metris Co., Inc.                                    166
      3,135    Morgan Keegan, Inc.                                  55
      1,200    National Discount Brokers Group, Inc.*               59
      1,100    New Century Financial Corp.*                         11
        600    Nextcard, Inc.*                                       9
      4,850    Phoenix Investment Partners, Ltd.                    38
      2,900    Pioneer Group, Inc.*                                 67
        300    Prism Financial Corp.*                                2
      4,500    Raymond James Financial, Inc.                        93
      2,600    Resource America, Inc., Class A                      19
      2,248    Resource Bancshares Mortgage Group                    9
        100    Siebert Financial Corp.                               1
      1,800    Sierracities.com, Inc.*                              24
      1,302    Southwest Securities Group                           57

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

        400    Student Loan Corp.                             $     16
      5,900    Unicapital Corp.*                                    14
      5,800    United Asset Management Corp.                       100
        500    WFM Financial, Inc.*                                 10
                                                            ----------
                                                                 1,681
                                                            ----------

               ELECTRIC - 1.5%
      4,100    Avista Corp.                                        167
      2,323    Black Hills Corp.                                    51
      1,900    CH Energy Group, Inc.                                58
      2,500    Cleco Corp.                                          83
      3,600    CMP Group, Inc.                                     105
      2,300    Eastern Utilities Associates                         72
      6,600    El Paso Electric Co.*                                68
      1,900    Empire District Electric Co.                         37
        288    Energy East Corp.                                     6
      3,600    Hawaiian Electric Industries, Inc.                  115
      4,200    Idacorp, Inc.                                       146
      1,825    Madison Gas & Electric Co.                           33
      6,325    MDU Resources Group, Inc.                           131
      2,600    Northwestern Corp.                                   54
      2,600    Otter Tail Power Co.                                 52
      4,000    Public Service Co. of New Mexico                     63
      4,000    RGS Energy Group, Inc.                               85
      8,688    Sierra Pacific Resources                            109
      2,650    Sigcorp, Inc.                                        66
      1,400    TNP Enterprises, Inc.                                61
      3,620    Unisource Energy Corp.                               53
      1,600    United Illuminating Co.                              63
      3,000    WPS Resources Corp.                                  78
                                                            ----------
                                                                 1,756
                                                            ----------

               ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
      1,500    Alpine Group, Inc.*                                  14
      1,700    American Superconductor Corp.*                       76
      3,600    Ametek, Inc.                                         69
      4,277    Applied Power, Inc., Class A                        122
      3,691    Artesyn Technologies, Inc.*                          70
      2,700    Belden, Inc.                                         74
      1,400    C&D Technologies, Inc.                               83
      3,150    Cable Design Technologies, Inc.*                    107
      4,500    C-Cube Microsystems, Inc.*                          328
      3,400    General Cable Corp.                                  27
      2,200    Littelfuse, Inc.*                                    81
      1,600    Power-One, Inc.*                                     97
      3,000    Rayovac Corp.*                                       70

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               ELECTRICAL COMPONENTS &
               EQUIPMENT - 1.2% (CONT'D.)
      2,025    SLI, Inc.                                      $     34
      5,000    UCAR International, Inc.*                            66
      2,600    Valence Technology, Inc.*                            61
      2,100    Vicor Corp.*                                         38
                                                            ----------
                                                                 1,417
                                                            ----------

               ELECTRONICS - 5.3%
      5,000    Ampex Corp., Class A*                                16
      1,800    Amphenol Corp., Class A*                            184
      2,950    Anadigics, Inc.*                                    195
        700    Analogic Corp.                                       26
      1,800    Benchmark Electronics, Inc.*                         67
      3,048    BMC Industries, Inc.                                 17
      2,269    Brady Corp., Class A                                 71
      3,200    Checkpoint Systems, Inc.*                            27
      2,700    Coherent, Inc.*                                     140
      2,200    Cohu, Inc.                                           92
      2,400    Credence Systems Corp.*                             300
      3,080    CTS Corp.                                           176
        550    Cubic Corp.                                          12
      3,100    Cymer, Inc.*                                        155
      4,100    DII Group, Inc.*                                    464
      2,400    Dionex Corp.*                                        79
      2,800    DSP Group, Inc.*                                    185
      2,900    Electro Scientific Industries, Inc.*                168
      4,400    Fisher Scientific International, Inc.*              196
      3,000    Genrad, Inc.*                                        37
      1,500    Hadco Corp.*                                         97
      1,100    Harmon Industries, Inc.                              20
      2,500    Identix, Inc.*                                       70
      1,600    Innovex, Inc.                                        16
      9,400    Integrated Device Technologies, Inc.*               372
        900    ITI Technologies, Inc.*                              27
      4,200    Kemet Corp.*                                        266
      3,100    Kent Electronics Corp.*                              90
        800    Mechanical Technology, Inc.*                         57
      3,942    Methode Electronics, Inc., Class A                  199
      4,300    Mettler-Toledo International, Inc.*                 176
      3,200    Micrel, Inc.*                                       307
      1,100    Molecular Devices Corp.*                             84
        500    Moog, Inc., Class A*                                  9
      1,000    Park Electrochemical Corp.                           25

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      4,620    Paxar Corp.*                                   $     44
      5,100    PerkinElmer, Inc.                                   339
      2,400    Power Integrations, Inc.*                            60
        800    Rogers Corp.*                                        50
      2,700    Sawtek, Inc.*                                       142
      7,800    Sensormatic Electronics Corp.*                      175
      2,000    Sipex Corp.*                                         71
      1,300    Stoneridge, Inc.*                                    15
      1,300    Technitrol, Inc.                                     76
      4,900    Tektronix, Inc.                                     274
      2,000    Thermedics, Inc.*                                    16
        400    Thermo Optek Corp.*                                   6
        700    Thermoquest Corp.*                                   12
      2,400    Trimble Navigation Ltd.*                             62
      3,500    Varian, Inc.*                                       134
      1,100    Veeco Instruments, Inc.*                             81
      1,900    Watts Industries, Inc., Class A                      23
        900    Woodward Governor Co.                                21
                                                            ----------
                                                                 6,023
                                                            ----------

               ENGINEERING & CONSTRUCTION - 0.5%
      4,250    Dycom Industries, Inc.*                             207
        900    Emcor Group, Inc.*                                   19
      4,500    Foster Wheeler Corp.                                 30
      2,075    Granite Construction, Inc.                           56
      2,200    Insituform Technologies, Inc., Class A*              67
      2,400    Jacobs Engineering Group, Inc.*                      77
      3,500    Morrison Knudsen Corp.*                              26
        500    Pitt-Des Moines, Inc.                                11
      1,000    Stone & Webster, Inc.                                14
      1,400    URS Corp.*                                           18
                                                            ----------
                                                                   525
                                                            ----------

               ENTERTAINMENT - 0.9%
      2,000    AMC Entertainment, Inc.*                             10
        800    Anchor Gaming*                                       30
      2,100    Argosy Gaming Co.*                                   30
      3,300    Ascent Entertainment Group, Inc.*                    50
      4,400    Aztar Corp.*                                         42
      4,000    Boyd Gaming Corp.*                                   20
      1,055    Carmike Cinemas, Inc., Class A*                       6
      1,100    Championship Auto Racing Teams, Inc.*                24
      1,000    Churchill Downs, Inc.                                26
      1,500    Dover Downs Entertainment Inc.                       19
      4,900    Fairfield Communities, Inc.*                         39
      2,000    Gaylord Entertainment Co.                            54

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

        600    GC Cos. Inc.*                                  $     21
      4,200    GTECH Holdings Corp.*                                78
        729    International Speedway Corp., Class A                33
      1,500    Loews Cineplex Entertainment Corp.*                   5
      3,000    Macrovision Corp.*                                  258
      2,600    Pinnacle Entertainment, Inc.*                        53
      1,100    Scientific Games Holdings Corp.*                     18
      2,600    Station Casinos, Inc.*                               57
      1,000    Steinway Musical Instruments, Inc.*                  19
      4,000    Sunterra Corp.*                                       8
        400    Trendwest Resorts, Inc.*                              9
      2,500    Vail Resorts, Inc.*                                  40
      1,200    Zomax, Inc.*                                         72
                                                            ----------
                                                                 1,021
                                                            ----------

               ENVIRONMENTAL CONTROL - 0.4%
      3,800    Calgon Carbon Corp.                                  25
      1,100    Casella Waste Systems, Inc., Class A*                 8
      6,400    Catalytica, Inc.*                                    93
      1,600    IMCO Recycling, Inc.                                 18
      1,800    Ionics, Inc.*                                        46
      2,500    IT Group, Inc.*                                      19
        300    Mine Safety Appliances Co.                           21
      1,500    Stericycle, Inc.*                                    37
      3,000    Syntroleum Corp.*                                    70
      3,793    Tetra Tech, Inc.*                                    90
        250    Thermo Ecotek Corp.*                                  2
      1,500    U.S. Liquids, Inc.*                                  10
      1,700    Waste Connections, Inc.*                             21
        300    Waste Industries, Inc.*                               3
                                                            ----------
                                                                   463
                                                            ----------

               FOOD - 1.2%
      2,000    American Italian Pasta Co., Class A*                 49
      1,900    Aurora Foods, Inc.*                                   6
      4,600    Chiquita Brands International, Inc.                  22
      4,100    Corn Products International, Inc.                    99
      5,800    Del Monte Foods Co.*                                 62
      1,500    Dreyer's Grand Ice Cream, Inc.                       39
      4,700    Earthgrains Co.                                      70
      4,300    Fleming Co., Inc.                                    65
      3,300    Grand Union Co*                                      10
      1,900    Great Atlantic & Pacific Tea Co.                     37
      2,000    Hain Food Group, Inc.*                               57
      3,500    Imperial Sugar Co.                                    6
      1,100    Ingles Markets, Inc., Class A                        11

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      2,700    International Home Foods, Inc.*                $     43
      1,900    International Multifoods Corp.                       25
        700    J & J Snack Foods Corp.*                             14
      2,700    Lance, Inc.                                          29
      1,600    Michael Foods, Inc.                                  34
      1,350    Performance Food Group Co.*                          30
      1,800    Pilgrims Pride Corp., Class B                        11
      3,200    Ralcorp Holdings, Inc.*                              46
        800    Riviana Foods, Inc.                                  13
      3,400    Ruddick Corp.                                        37
        700    Sanderson Farms, Inc.                                 6
      5,000    Smithfield Foods, Inc.*                             100
      2,900    Smucker (J.M.) Co., Class A                          53
      3,500    Suiza Foods Corp.*                                  141
         72    Supervalu, Inc.                                       1
      1,000    United Natural Foods, Inc.*                          15
      5,200    Universal Foods Corp.                               111
      3,200    Vlasic Foods International, Inc.*                     8
      2,900    Whole Foods Market, Inc.*                           120
      1,850    Wild Oats Markets, Inc.*                             38
      1,500    Zapata Corp.*                                         7
                                                            ----------
                                                                 1,415
                                                            ----------

               FOOD SERVICE - 0.0%
      1,300    Morrison Management Specialists, Inc.                36
                                                            ----------

               FOREST PRODUCTS & PAPER - 0.4%
      2,800    Buckeye Technologies, Inc.*                          49
      2,800    Caraustar Industries, Inc.                           40
      2,400    Chesapeake Corp.                                     71
      1,400    Deltic Timber Corp.                                  33
      2,800    Glatfelter (P.H.) Co.                                30
      2,900    Potlatch Corp.                                      125
      1,340    Rock-Tenn Co., Class A                               13
      1,600    Schweitzer-Mauduit International, Inc.               21
      5,742    Wausau-Mosinee Paper Corp.                           74
                                                            ----------
                                                                   456
                                                            ----------

               GAS - 1.3%
      6,300    AGL Resources, Inc.                                 116
      3,422    Atmos Energy Corp.                                   56
      1,200    Cascade Natural Gas Corp.                            19
      1,000    CTG Resources, Inc.                                  37
      2,949    Eastern Enterprises, Inc.                           177
      3,000    Energen Corp.                                        48
      3,333    Indiana Energy, Inc.                                 65

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               GAS - 1.3% (CONT'D.)
      2,100    Laclede Gas Co.                                $     42
      2,000    New Jersey Resources, Inc.                           85
      2,750    Northwest Natural Gas Co.                            54
      1,400    NUI Corp.                                            36
      3,500    Oneok, Inc.                                          87
      3,400    Piedmont Natural Gas Co.                             89
      1,975    Semco Energy, Inc.                                   23
        913    South Jersey Industries, Inc.                        26
      3,994    Southern Union Co.*                                  72
      3,400    Southwest Gas Corp.                                  65
      2,800    Southwestern Energy Co.                              19
      3,486    UGI Corp.                                            75
      5,200    Washington Gas Light Co.                            141
      4,204    Wicor, Inc.                                         130
                                                            ----------
                                                                 1,462
                                                            ----------

               HAND/MACHINE TOOLS - 0.4%
      3,553    Baldor Electric, Inc.                                64
        500    Franklin Electric Co., Inc.                          32
      3,100    Kennametal, Inc.                                     93
      4,200    Lincoln Electric Holdings, Inc.                     102
      4,100    Milacron, Inc.                                       59
      2,300    Regal-Beloit Corp.                                   40
        700    Starrett (L.S.) Co., Class A                         16
                                                            ----------
                                                                   406
                                                            ----------

               HEALTH CARE - 2.7%
      2,300    Acuson Corp.*                                        34
      1,400    Alaris Medical, Inc.*                                 3
      2,400    Alterra Healthcare Corp.*                            10
      1,900    American Retirement Corp.*                           16
      5,800    Apria Healthcare Group, Inc.*                        84
      1,300    Arrow International, Inc.                            41
     10,400    Beverly Enterprises, Inc.*                           38
      1,100    Britesmile, Inc.*                                    11
      1,200    Capital Senior Living Corp.*                          4
      1,100    Carematrix Corp.*                                     1
        700    Closure Medical Corp.*                               18
      2,500    Columbia Laboratories, Inc.*                         29
      1,650    Conmed Corp.*                                        41
      1,500    Cooper Companies, Inc.                               48
      6,500    Covance, Inc.*                                       70
      6,600    Coventry Health Care, Inc.*                          56

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      2,000    Cyberonics, Inc.*                                 $  37
      4,000    Cytyc Corp.*                                        193
      1,300    Datascope Corp.                                      41
      1,200    Diagnostic Products Corp.                            29
      2,100    Eclipse Surgical Tech, Inc.*                         16
      1,975    Gentiva Health Services, Inc.*                       14
      1,100    Gliatech, Inc.*                                      19
      2,900    Haemonetics Corp. *                                  65
      2,100    Hanger Orthopedic Group, Inc.*                       11
      2,700    Henry Schein, Inc.*                                  44
      4,100    Idexx Laboratories, Inc.*                            96
      1,100    Igen International, Inc.*                            28
        900    Impath, Inc.*                                        33
      2,612    Invacare Corp.                                       72
      7,200    Laboratory Corp. of America Holdings*                31
      2,800    Laser Vision Centers, Inc.*                          19
      2,000    Lasersight, Inc.*                                    13
      3,200    LCA-Vision, Inc.*                                    16
      3,400    Lifepoint Hospitals, Inc.*                           57
      3,500    Magellan Health Services, Inc.*                      17
      4,100    Matria Healthcare, Inc.*                             22
      2,300    Mentor Corp.                                         62
      5,000    Mid Atlantic Medical Services, Inc.*                 46
      1,600    Novoste Corp.*                                       64
      3,200    Oakley, Inc.*                                        34
      1,700    Ocular Sciences, Inc.*                               27
      1,600    Osteotech, Inc.*                                     21
      1,300    Province Healthcare Co.*                             37
      7,850    PSS World Medical, Inc.*                             53
      4,500    Quest Diagnostics, Inc.*                            179
      7,800    Quorum Health Group, Inc.*                           78
      4,925    Renal Care Group, Inc.*                             107
      2,150    Res-Care, Inc.*                                      20
      1,600    Resmed, Inc.*                                       114
      3,661    Respironics, Inc.*                                   53
      2,950    Sierra Health Services, Inc.*                        15
      2,800    Sola International, Inc.*                            17
      7,500    Steris Corp.*                                        77
      5,200    Summit Technology, Inc.*                             47
      2,100    Sunrise Assisted Living, Inc.*                       28
      2,500    Sunrise Medical, Inc.*                               16
      5,100    Sunrise Technologies International, Inc.*            36
      2,200    Techne Corp.*                                       152
        200    Thermo Bioanalysis Corp.*                             6
      1,700    Thermo Cardiosystems, Inc.*                          24
      8,300    Total Renal Care Holdings, Inc.*                     26

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,000    Trex Medical Corp.*                           $       3
      3,800    Triad Hospitals, Inc.*                               64
      3,400    Varian Medical Systems, Inc.*                       155
      1,500    Ventana Medical Systems, Inc.*                       65
        700    Vital Signs, Inc.                                    16
      1,900    Wesley Jessen VisionCare, Inc.*                      68
      1,376    West Pharmaceutical Services, Inc.                   35
                                                            ----------
                                                                 3,122
                                                            ----------

               HOLDING COMPANIES-DIVERSIFIED - 0.1%
      1,801    Triarc Co.*                                          36
      4,700    Walter Industries, Inc.                              36
                                                            ----------
                                                                    72
                                                            ----------

               HOME BUILDERS - 0.8%
      4,508    Champion Enterprises, Inc.*                          26
      1,800    Coachmen Industries, Inc.                            25
        800    Crossmann Communities, Inc.*                         13
      5,585    D.R. Horton, Inc.                                    73
      3,700    Fleetwood Enterprises, Inc.                          55
      5,300    Kaufman & Broad Home Corp.                          114
      5,200    Lennar Corp.                                        113
      2,500    MDC Holdings, Inc.                                   45
      1,900    Monaco Coach Corp.*                                  36
        950    National R.V. Holdings, Inc.*                        15
      1,100    NVR, Inc.*                                           59
      5,200    Oakwood Homes, Inc.                                  20
      2,012    Palm Harbor Homes, Inc.*                             31
      3,600    Pulte Corp.                                          75
      1,600    Ryland Group, Inc.                                   30
      1,000    Skyline Corp.                                        22
      2,800    Standard Pacific Corp.                               28
        799    Thor Industries, Inc.                                19
      2,300    Toll Brothers, Inc.*                                 46
      1,351    US Home Corp.*                                       51
      1,700    Webb (Del E.) Corp.*                                 25
      1,600    Winnebago Industries, Inc.                           29
                                                            ----------
                                                                   950
                                                            ----------

               HOME FURNISHINGS - 0.8%
        500    American Woodmark Corp.                              10
      1,312    Bassett Furniture Industries, Inc.                   18
      1,050    Bush Industries, Inc., Class A                       15
      4,500    Ethan Allen Interiors, Inc.                         113
      3,300    Fedders Corp.                                        18
      5,200    Furniture Brands International, Inc.*                98

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,815    Harman International, Inc.                        $ 109
      3,500    Kimball International, Inc., Class B                 38
      5,800    La-Z-Boy, Inc.                                       89
        800    Parkervision, Inc.*                                  24
      2,400    Polycom, Inc.*                                      190
      1,000    Salton, Inc.*                                        43
      2,000    Select Comfort Corp.*                                11
     10,238    Sunbeam Corp.*                                       43
      2,553    Windmere-Durable Holdings Corp.*                     38
                                                            ----------
                                                                   857
                                                            ----------
               HOUSEHOLD PRODUCTS/WARES - 0.6%
      2,200    Central Garden & Pet Co*                             22
      4,300    Church & Dwight Co., Inc.                            74
        700    CSS Industries, Inc.*                                13
      1,600    Fossil, Inc.*                                        38
      3,400    Harland (John H.) Co.                                46
      3,700    Jostens, Inc.                                        90
      1,400    New England Business Service, Inc.                   24
      8,600    Pennzoil-Quaker State Co.                            90
      3,200    Playtex Products, Inc.*                              42
      1,100    Russ Berrie & Co., Inc.                              20
      2,000    Scotts Company (The), Inc., Class A*                 84
      1,400    Standard Register Co.                                18
      6,400    Tupperware Corp.                                    101
      4,300    Wallace Computer Services, Inc.                      51
                                                            ----------
                                                                   713
                                                            ----------

               HOUSEWARES - 0.2%
      1,500    Enesco Group, Inc.                                   11
      1,800    Libbey, Inc.                                         49
      5,771    Metromedia International Group, Inc.*                32
        800    Mikasa, Inc.                                          6
        800    National Presto Industries, Inc.                     26
      1,570    Oneida Ltd.                                          30
      1,300    Toro Co.                                             39
                                                            ----------
                                                                   193
                                                            ----------

               INSURANCE - 2.4%
      1,300    Acceptance Insurance Co., Inc.*                       7
      4,400    Alfa Corp.                                           78
        510    Alleghany Corp.*                                     96
        860    American Annuity Group, Inc.                         13
      1,620    Amerus Life Holdings, Inc., Class A                  29
      1,900    Argonaut Group, Inc.                                 38
      1,500    Baldwin & Lyons, Inc., Class B                       29

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               INSURANCE - 2.4% (CONT'D.)
      1,850    Berkley (WR) Corp.                                 $ 43
      1,150    Brown & Brown, Inc.                                  44
      1,800    CNA Surety Corp.                                     25
      2,800    Commerce Group, Inc.                                 83
      1,719    Delphi Financial Group, Inc., Class A*               52
      1,500    E. W. Blanch Holdings, Inc.                          30
      3,000    Enhance Financial Services Group, Inc.               42
        600    Farm Family Holdings, Inc.*                          18
      1,500    FBL Financial Group, Inc., Class A                   23
      7,521    Fidelity National Financial, Inc.                   104
      6,194    First American Financial Corp.                       88
      1,100    FPIC Insurance Group, Inc.*                          19
      3,325    Frontier Insurance Group, Inc.                        3
      4,100    Gallagher (Arthur J.) & Co.                         133
      1,500    Harleysville Group, Inc.                             22
      4,400    HCC Insurance Holdings, Inc.                         58
      1,100    Healthaxis, Inc.*                                    16
      1,500    Hilb, Rogal & Hamilton Co.                           41
      4,500    Horace Mann Educators, Inc.                          83
      3,200    HSB Group, Inc.                                      93
        800    Kansas City Life Insurance Co.                       19
      1,600    Landamerica Financial Group                          31
      4,400    Leucadia National Corp.                             104
      1,800    Liberty Corp.                                        68
      1,500    Liberty Financial Co.                                30
        500    Markel Corp.*                                        73
      2,646    Medical Assurance, Inc.*                             50
        500    Midland Co.                                          12
      2,000    MMI Co., Inc.                                        20
      5,200    Mony Group, Inc.                                    168
        200    National Western Life Insurance Co., Class A*        16
      6,700    Ohio Casualty Corp.                                 120
        700    Penn Treaty American Corp.*                          12
        900    Philadelphia Consolidated Holdings Co.*              13
      1,100    Pico Holdings, Inc.*                                 12
      1,900    PMA Capital Corp., Class A                           33
      2,600    Presidential Life Corp.                              36
      1,020    Professionals Group, Inc.*                           20
      3,986    Radian Group, Inc.                                  190
      7,100    Reliance Group Holdings, Inc.                        25
      1,000    Risk Capital Holdings, Inc.*                         16
        863    RLI Corp.                                            29
      1,300    SCPIE Holdings, Inc.                                 40

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      3,000    Selective Insurance Group, Inc.                 $    51
      1,600    Stancorp Financial Group, Inc.                       44
      1,500    State Auto Financial Corp.                           12
      1,300    Stewart Info Services, Inc.                          21
      2,200    Superior National Insurance Group, Inc.*             --
      1,150    Trenwick Group, Inc.                                 16
      1,500    Triad Guaranty, Inc.*                                30
      4,200    UICI*                                                28
        762    United Fire & Casualty Co.                           15
      1,100    Zenith National Insurance Corp.                      24
                                                            ----------
                                                                 2,688
                                                            ----------

               INVESTMENT COMPANIES - 0.1%
      6,900    Allied Capital Corp.                                120
      1,200    Medallion Financial Corp.                            20
                                                            ----------
                                                                   140
                                                            ----------

               IRON/STEEL - 0.4%
     14,500    Bethlehem Steel Corp.*                               87
      2,000    Carpenter Technology, Inc.                           42
      1,200    Cleveland-Cliffs, Inc.                               29
        800    Gibraltar Steel Corp.                                13
      2,500    Lone Star Technologies, Inc.*                       117
     11,100    LTV Corp.                                            40
      2,200    National Steel Corp., Class B                        16
      2,900    Oregon Steel Mills, Inc.                             11
      2,050    Reliance Steel & Aluminum Co.                        46
      1,000    Rouge Industries, Inc., Class A                       6
      1,532    Ryerson Tull, Inc.                                   24
      4,700    Steel Dynamics, Inc.*                                54
                                                            ----------
                                                                   485
                                                            ----------

               LEISURE TIME - 0.4%
      1,000    American Classic Voyages Co.*                        25
      9,300    AMF Bowling, Inc.*                                   20
      2,025    Arctic Cat, Inc.                                     21
      2,600    Bally Total Fitness Holdings, Inc.*                  64
      8,400    Callaway Golf Co.                                   130
      1,000    Direct Focus, Inc.*                                  28
      2,350    Family Golf Centers, Inc.*                            2
      2,100    Pegasus Systems, Inc.*                               33
      2,700    Polaris Industries, Inc.                             81
      2,500    WMS Industries, Inc.*                                25
                                                            ----------
                                                                   429
                                                            ----------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               LODGING - 0.3%
      3,500    Boca Resorts, Inc., Class A*                      $  30
      6,100    Choice Hotels International, Inc.*                   88
      2,000    Crestline Capital Corp.*                             35
      7,900    Extended Stay America, Inc.*                         59
      2,700    Lodgian, Inc.*                                       10
      2,525    Marcus Corp.                                         33
      5,400    Prime Hospitality Corp.*                             39
      1,500    U.S. Franchise Systems, Inc., Class A*                7
     15,000    Wyndham International, Inc., Class A*                28
                                                            ----------
                                                                   329
                                                            ----------

               MACHINERY-CONSTRUCTION & MINING - 0.2%
      1,600    Astec Industries, Inc.*                              43
      2,100    CMI Corp., Class A                                   10
      1,450    Commercial Intertech Corp.                           29
      4,900    JLG Industries, Inc.                                 45
      2,850    Manitowoc Co., Inc.                                  77
      2,700    Terex Corp.*                                         39
                                                            ----------
                                                                   243
                                                            ----------

               MACHINERY-DIVERSIFIED - 2.0%
      1,100    Advanced Energy Industries, Inc.*                    56
      6,600    Agco Corp.                                           75
      2,067    Albany International Corp., Class A*                 31
      2,335    Applied Industrial Technology, Inc.                  37
      3,300    Asyst Technologies, Inc.*                           193
      1,200    Brooks Automation, Inc.*                             75
      1,775    Chart Industries, Inc.                                6
      3,800    Cognex Corp.*                                       219
      1,400    Columbus Mckinnon Corp.                              18
        900    Detroit Diesel Corp.                                 17
      1,900    Esterline Technologies Corp.*                        25
      4,089    Flowserve Corp.                                      53
      2,700    FSI International, Inc.*                             55
      1,450    Gardner Denver, Inc.*                                27
      2,200    Gerber Scientific, Inc.                              42
      1,655    Graco, Inc.                                          48
      2,500    Helix Technology Corp.                              150
      3,275    Idex Corp.                                           89
      4,000    Imation Corp.*                                      107
      2,600    Kulicke & Soffa Industries, Inc.*                   167
      1,355    Lindsay Manufacturing Co.                            23
      2,700    Magnetek, Inc.*                                      25
        700    Nacco Industries, Inc., Class A                      34
      1,600    Nordson Corp.                                        74

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      3,000    Presstek, Inc.*                                $     71
      2,200    PRI Automation, Inc.*                               134
        900    Robbins & Myers, Inc.                                21
      1,300    Sauer, Inc.                                          13
      1,400    Specialty Equipment Co.*                             29
      2,785    SpeedFam-IPEC, Inc.*                                 55
      3,100    Stewart & Stevenson Services, Inc.                   35
      1,000    Tennant Co.                                          31
        700    Thermo Fibertek, Inc.*                                5
      1,723    Thomas Industries, Inc.                              32
      4,700    Unova, Inc.*                                         63
      2,700    Zebra Technologies Corp., Class A*                  135
                                                            ----------
                                                                 2,270
                                                            ----------

               MEDIA - 1.7%
      1,300    Ackerley Group, Inc.                                 20
      4,000    Actv, Inc.*                                         140
      2,500    Citadel Communications Corp.*                       105
      2,000    Cumulus Media, Inc., Class A*                        29
      5,100    Emmis Communications, Inc., Class A*                237
      2,600    Entercom Communications Corp.*                      133
      1,400    Gray Communications System, Inc.                     17
        400    IDG Books Worldwide, Inc., Class A*                   5
        500    Information Holdings, Inc.*                          16
      5,200    Journal Register Co.*                                77
      4,900    Lee Enterprises, Inc.                               128
      1,100    On Command Corp.*                                    17
      3,300    Paxson Communications Corp.*                         26
      1,200    Pegasus Communications Corp.*                       169
      2,200    Playboy Enterprises, Inc., Class B*                  44
        800    Pulitzer, Inc.                                       33
        900    Radio One, Inc.*                                     60
        825    Saga Communications, Inc., Class A*                  16
      1,500    Scholastic Corp.*                                    81
      2,800    Sinclair Broadcast Group, Inc., Class A*             25
      1,800    Sirius Satellite Radio, Inc.*                       103
      1,500    Source Media, Inc.*                                  21
        400    United Television, Inc.                              53
        200    Value Line, Inc.                                      7
      7,600    Westwood One, Inc.*                                 275
      1,300    Worldpages.com, Inc.*                                12
      1,000    Young Broadcasting, Inc., Class A*                   19
      1,400    Youthstream Media Networks, Inc.*                    18
      3,000    Ziff Davis, Inc.*                                    47
                                                            ----------
                                                                 1,933
                                                            ----------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               METAL FABRICATE/HARDWARE - 0.7%
        700    Alltrista Corp.*                                  $  16
      1,262    Castle (A.M.) & Co.                                  16
      1,410    Commercial Metals Co.                                39
      2,500    Intermet Corp.                                       23
      3,400    Kaydon Corp.                                         93
        700    Lawson Products, Inc.                                17
      2,000    Maverick Tube Corp.*                                 65
      3,300    Metals USA, Inc.                                     22
      3,900    Mueller Industries, Inc.*                           118
      2,700    Precision Castparts Corp.*                           99
      1,600    Quanex Corp.                                         29
      5,600    Timken Co                                            91
      1,900    Valmont Industries, Inc.                             33
      1,400    Wolverine Tube, Inc.*                                18
      8,200    Worthington Industries, Inc.                        101
                                                            ----------
                                                                   780
                                                            ----------

               METALS-DIVERSIFIED - 0.3%
      1,800    Brush Wellman, Inc.                                  32
      3,200    Kaiser Aluminum Corp.*                               14
        500    Maxxam, Inc.*                                        14
      1,700    RTI International Metals, Inc.*                      15
      2,800    Southern Peru Copper Corp.                           36
      4,150    Stillwater Mining Co.*                              166
      2,000    Titanium Metals Corp.                                 9
     10,000    Usec, Inc.                                           46
                                                            ----------
                                                                   332
                                                            ----------

               MINING - 0.1%
      3,014    AMCOL International Corp.                            46
     14,500    Battle Mountain Gold Co.                             28
                                                            ----------
                                                                    74
                                                            ----------

               MISCELLANEOUS MANUFACTURERS - 1.6%
      2,100    ABC-NACO, Inc.*                                      18
      3,500    Aptargroup, Inc.                                     93
      1,932    Barnes Group, Inc.                                   28
      3,460    Blount International, Inc.*                          45
      2,612    Clarcor, Inc.                                        46
      1,850    Cuno, Inc.*                                          50
      2,600    Dexter Corp.                                        138
      4,500    Donaldson Co., Inc.                                 102
      5,100    Federal Signal Corp.                                 92

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,700    Gentek, Inc.                                    $    24
      3,403    Griffon Corp.*                                       27
      4,400    Harsco Corp.                                        127
      1,607    Hexcel Corp.*                                         8
      1,826    Justin Industries, Inc.                              33
      1,700    Lydall, Inc.*                                        15
      5,200    Mark IV Industries, Inc.                            115
      4,100    Mascotech, Inc.                                      48
      1,600    Matthews International Corp., Class A                36
      1,736    Myers Industries, Inc.                               21
        300    NCH Corp.                                            14
      5,312    Pittston Brink's Group, Inc.                         90
      4,900    Polaroid Corp.                                      116
      2,300    Polymer Group, Inc.                                  29
      3,300    Roper Industries, Inc.                              112
      1,600    Scott Technologies, Inc.*                            30
      2,300    Smith (A.O.) Corp.                                   41
      1,434    SPS Technologies, Inc.*                              44
      1,300    Standex International Corp.                          20
      2,200    Sturm Ruger & Co, Inc.                               19
      2,250    Tredegar Corp.                                       61
      4,400    Trinity Industries, Inc.                            104
      4,674    Westinghouse Air Brake Co.                           50
                                                            ----------
                                                                 1,796
                                                            ----------

               OFFICE/BUSINESS EQUIPMENT - 0.0%
        700    General Binding Corp.                                 7
        700    Global Imaging Systems, Inc.*                         5
                                                            ----------
                                                                    12
                                                            ----------

               OFFICE FURNISHINGS - 0.0%
        200    Compx International, Inc.                             4
      4,600    Interface, Inc.                                      20
        601    Virco Manufacturing Corp.                             6
                                                            ----------
                                                                    30
                                                            ----------

               OIL & GAS PRODUCERS - 2.2%
      1,200    Atwood Oceanics, Inc.*                               80
      3,153    Barrett Resources Corp.*                             94
      1,600    Basin Exploration, Inc.*                             24
      1,000    Belco Oil & Gas Corp.*                               10
      2,000    Berry Petroleum Co., Class A                         34
      2,500    Cabot Oil & Gas Corp., Class A                       45
      8,518    Chesapeake Energy Corp.*                             28
      5,375    Cross Timbers Oil Co.                                70
      4,700    EEX Corp.*                                           16

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,400    Evergreen Resources, Inc.*                     $     34
      3,600    Forest Oil Corp.*                                    38
     18,300    Grey Wolf, Inc.*                                     72
     14,900    Harken Energy Corp.*                                 15
      5,500    Helmerich & Payne, Inc.                             171
        900    Houston Exploration Co.*                             16
      1,900    HS Resources, Inc.*                                  40
      9,200    Key Energy Services, Inc.*                          107
      2,152    Louis Dreyfus Natural Gas, Inc.*                     73
      6,300    Marine Drillings Co., Inc.*                         173
      1,400    McMoran Exploration Co.*                             27
      2,912    Meridian Resource Corp.*                             11
      2,300    Mitchell Energy & Development Co., Class A           50
      4,100    Newfield Exploration Co.*                           145
      1,800    Nuevo Energy Co.*                                    39
      7,200    Parker Drilling Co.*                                 36
      3,600    Patterson Energy, Inc.*                             114
     11,100    Pioneer Natural Resources Co.*                      118
      1,800    Plains Resources, Inc.*                              22
      4,500    Pogo Producing Co.                                  129
      6,700    Pride International, Inc.*                          153
      1,200    St. Mary Land & Exploration Co.                      36
      1,800    Stone Energy Corp.*                                  89
      2,190    Swift Energy Co.*                                    39
      3,600    Tesoro Petroleum Corp.*                              41
      3,600    Tom Brown, Inc.*                                     66
      5,500    Valero Energy Corp.                                 168
      4,900    Vintage Petroleum, Inc.                              99
      1,470    WD-40 Co.                                            31
                                                            ----------
                                                                 2,553
                                                            ----------

               OIL & GAS SERVICES - 1.0%
        600    Cal Dive International, Inc.*                        30
        500    Carbo Ceramics, Inc.                                 14
      1,000    Dril-Quip, Inc.*                                     47
      3,179    Friede Goldman Halter, Inc.*                         22
      6,800    Global Industries Ltd.*                              99
      3,200    Hanover Compressor Co.*                             182
      5,000    Input/Output, Inc.*                                  31
      1,800    IRI International Corp.*                             17
      5,400    National-Oilwell, Inc.*                             167
      7,680    Newpark Resources, Inc.*                             61
      2,300    Oceaneering International, Inc.*                     43
      1,494    RPC, Inc.                                            14
      1,300    Seacor Smit, Inc.*                                   78

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      2,700    Seitel, Inc.*                                   $    21
      3,200    Tuboscope, Inc.*                                     54
      1,500    UTI Energy Corp.*                                    57
      6,800    Varco International, Inc.*                           86
      2,800    Veritas DGC, Inc.*                                   79
                                                            ----------
                                                                 1,102
                                                            ----------
               PACKAGING & CONTAINERS - 0.2%
      1,500    ACX Technologies, Inc.*                               6
        400    AEP Industries, Inc.*                                13
      2,900    Earthshell Corp.*                                    12
      5,900    Gaylord Container Corp., Class A*                    38
      1,500    Greif Bros. Corp., Class A*                          48
      2,300    Ivex Packaging Corp.*                                17
        300    Liqui-Box Corp.                                      14
      5,700    Longview Fibre Co.                                   84
      1,200    Silgan Holdings, Inc.*                               15
      1,000    U.S. Can Corp.*                                      19
                                                            ----------
                                                                   266
                                                            ----------

               PHARMACEUTICALS - 3.6%
      1,000    Abgenix, Inc.*                                      138
        500    Accredo Health, Inc.*                                17
      2,100    Advance Paradigm, Inc.*                              25
      1,300    Algos Pharmaceuticals Corp.*                         19
      2,700    Alkermes, Inc.*                                     250
      2,150    Alpharma, Inc., Class A                              79
      5,400    Amerisource Health Corp., Class A*                   81
      1,300    Anesta Corp.*                                        17
      1,425    Barr Laboratories, Inc.*                             60
      2,954    Bindley Western Industries, Inc.                     40
      1,600    Biomatrix, Inc.*                                     41
      1,687    Block Drug Co., Class A                              46
      2,400    Carter-Wallace, Inc.                                 45
      1,900    Celgene Corp.*                                      189
      2,200    Cell Pathways, Inc.*                                 76
      3,400    Cephalon, Inc.*                                     128
      1,500    Chirex, Inc.*                                        29
      2,500    Cor Therapeutics, Inc.*                             165
      1,700    Corixa Corp.*                                        70
      1,900    Coulter Pharmaceutical, Inc.*                        58
      2,400    Cygnus, Inc.*                                        35
      4,900    Dura Pharmaceuticals, Inc.*                          60
      2,400    Duramed Pharmaceuticals, Inc.*                       16
      1,500    Geltex Pharmaceuticals, Inc.*                        25

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               PHARMACEUTICALS - 3.6% (CONT'D.)
      4,893    Gilead Sciences, Inc.*                          $   310
      2,600    Guilford Pharmaceuticals, Inc.*                      60
      2,700    Hemispherx Biopharma, Inc.*                          29
      1,433    Herbalife International, Inc., Class A               20
      3,100    Imclone Systems, Inc.*                              238
      3,400    Isis Pharmaceuticals, Inc.*                          48
      6,075    Jones Pharma, Inc.                                  185
      1,300    KV Pharmaceutical Co., Class B*                      38
      3,078    King Pharmaceuticals, Inc.*                          97
      4,951    Ligand Pharmaceuticals, Inc., Class B*               88
      2,300    Macrochem Corp.*                                     16
        700    Mannatech, Inc.*                                      3
      3,150    Medicis Pharmaceutical, Class A*                    126
      1,566    Natures Sunshine Products, Inc.                      13
      6,100    NBTY, Inc.*                                          83
      1,600    NCS Healthcare, Inc., Class A*                        3
      1,300    Neurogen Corp.*                                      40
      1,800    Pathogenesis Corp.*                                  41
      2,675    Patterson Dental Co.*                               102
      6,800    Perrigo Co.*                                         52
      1,900    Pharmaceutical Resources, Inc.*                      12
      1,700    Pharmacyclics, Inc.*                                 95
        500    Priority Healthcare Corp., Class B*                  25
      3,800    Rexall Sundown, Inc.*                                54
      1,700    Sangstat Medical Corp.*                              47
        600    Schein Pharmaceutical, Inc.*                         10
      9,800    Sicor, Inc.*                                        102
      2,100    Supergen, Inc.*                                     101
      1,100    Syncor International Corp. *                         36
      2,900    Theragenics Corp.*                                   39
      3,600    Triangle Pharmaceuticals, Inc.*                      57
      2,500    Twinlab Corp.*                                       18
      2,800    Vertex Pharmaceuticals, Inc.*                       131
      2,400    Veterinary Centers of America, Inc.*                 33
                                                            ----------
                                                                 4,061
                                                            ----------

               PIPELINES - 0.2%
      3,700    Equitable Resources, Inc.                           166
      2,900    Transmontaigne, Inc.*                                20
      1,700    Western Gas Resources, Inc.                          27
                                                            ----------
                                                                   213
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               REAL ESTATE - 0.3%
      1,500    Castle & Cooke, Inc.*                             $  25
      2,300    CB Richard Ellis Services, Inc.*                     25
      1,800    Forest City Enterprises, Inc., Class A               53
        855    Getty Realty Corp.                                   10
      1,966    Insignia Financial Group, Inc.*                      28
      3,300    Jones Lang LaSalle, Inc.*                            51
      2,800    LNR Property Corp.                                   53
      4,500    Security Capital Group, Inc., Class B*               65
      2,700    Trammell Crow Co.*                                   30
      2,300    Wellsford Real Properties, Inc.*                     20
                                                            ----------
                                                                   360
                                                            ----------

               REAL ESTATE INVESTMENT TRUSTS - 4.2%
        400    Alexander's, Inc.*                                   25
      1,300    Alexandria Real Estate Equities, Inc.                39
      2,000    American Industrial Properties, Inc.                 24
      1,600    Amli Residential Properties Trust                    33
      1,800    Associated Estates Realty Corp.                      15
      2,300    Bedford Property Investors, Inc.                     37
      1,900    Boykin Lodging Co.                                   22
      2,688    Bradley Real Estate, Inc.                            46
      3,900    Brandywine Realty Trust                              67
      5,000    BRE Properties, Inc. Class A                        129
      3,600    Burnham Pacific Property, Inc.                       25
      4,500    Cabot Industrial Trust                               84
      4,416    Camden Property Trust                               120
      2,400    Capital Automotive REIT                              29
      6,402    Capstead Mortgage Corp.                              25
      2,500    CBL & Associates Properties, Inc.                    51
      2,600    Center Trust, Inc.                                   17
      2,300    Centerpoint Properties Corp.                         84
      2,300    Chateau Communities, Inc.                            59
      1,800    Chelsea GCA Realty, Inc.                             52
      2,900    Colonial Properties Trust                            69
      3,400    Commercial Net Lease Realty, Inc.                    35
      4,300    Cornerstone Realty Income Trust                      46
      2,700    Cousins Properties, Inc.                             99
      2,500    Crown American Realty, Inc.                          13
      6,600    Developers Diversified Realty Corp.                  92
      1,800    Eastgroup Properties, Inc.                           39
      1,700    Entertainment Properties Trust                       22
      4,100    Equity Inns, Inc.                                    28
      2,000    Essex Property Trust, Inc.                           72
      4,500    Federal Realty Investors Trust                       87
      4,200    First Industrial Realty Trust                       114

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

        900    First Washington Realty Trust                     $  17
      2,800    Gables Residential Trust                             63
      3,400    Glenborough Realty Trust, Inc.                       49
      2,600    Glimcher Realty Trust                                35
      1,800    Great Lakes REIT, Inc.                               27
        900    Golf Trust of America, Inc.                          15
      5,552    Health Care Properties Investment, Inc.             141
      3,200    Health Care REIT, Inc.                               45
      4,473    Healthcare Realty Trust, Inc.                        75
      2,100    Home Properties of New York, Inc.                    56
      5,600    Hospitality Properties Trust                        113
      3,800    Innkeepers USA Trust                                 31
      3,700    IRT Property Co.                                     30
      3,800    JDN Realty Corp.                                     39
      1,400    JP Realty, Inc.                                      25
      3,100    Kilroy Realty Corp.                                  65
      3,000    Koger Equity, Inc.                                   52
      3,400    Konover Property Trust, Inc.                         19
      1,300    Lasalle Hotel Properties                             16
      1,900    Lexington Corporate Properties Trust                 20
      3,000    LTC Properties, Inc.                                 16
      3,300    Macerich (The) Co.                                   68
      2,200    Manufactured Home Communities, Inc.                  51
      5,246    Meristar Hospitality Corp.                           91
      1,500    MGI Properties, Inc.                                  8
      2,000    Mid-America Apartment Communities, Inc.              45
      1,700    Mills Corp.                                          31
      1,400    National Golf Properties, Inc.                       29
      5,100    Nationwide Health Properties, Inc.                   53
      2,700    National Health Investors, Inc.                      32
      2,240    Omega Healthcare Investors, Inc.                     14
      2,000    Pacific Gulf Properties, Inc.                        39
      1,000    Pan Pacific Retail Properties, Inc.                  18
      1,100    Parkway Properties, Inc.                             32
      1,300    Pennsylvania Real Estate Investment Trust            21
      3,100    Pinnacle Holdings, Inc.*                            171
      4,200    Prentiss Properties Trust                            94
      1,000    Prime Group Realty Trust                             14
      4,757    Prime Retail, Inc.                                   10
      2,600    PS Business Parks, Inc.                              53
      3,000    Realty Income Corp.                                  58
      4,500    Reckson Associates Realty Corp.                      84
        800    Redwood Trust, Inc.                                  12
      3,900    Regency Realty Corp.                                 77
      2,800    RFS Hotel Investors, Inc.                            30
      1,200    Saul Centers, Inc.                                   19

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      3,200    Shurgard Storage Centers, Inc., Class A        $     84
      2,400    Sl Green Realty Corp.                                57
      2,200    Smith (Charles E.) Residential Realty, Inc.          79
      1,400    Sovran Self Storage, Inc.                            28
      3,100    Storage USA, Inc.                                    95
      2,500    Summit Properties, Inc.                              48
      1,900    Sun Communities, Inc.                                55
        600    Tanger Factory Outlet Centers, Inc.                  12
      3,800    Taubman Centers, Inc.                                42
      2,400    Thornburg Mortgage Asset Corp.                       18
      1,700    Town & Country Trust                                 28
     11,400    United Dominion Realty Trust                        115
      1,100    Urban Shopping Centers, Inc.                         32
      1,700    US Restaurant Properties, Inc.                       22
      6,000    Ventas, Inc.                                         20
      4,000    Washington Real Estate Investors                     60
      3,000    Weingarten Realty Investors                         110
      1,900    Western Properties Trust                             19
      3,200    Westfield America, Inc.                              43
                                                            ----------
                                                                 4,769
                                                            ----------

               RETAIL - 3.7%
     15,900    7-Eleven, Inc.*                                      60
      1,333    99 Cents Only Stores, Inc.*                          52
      3,600    Advantica Restaurant Group, Inc.*                     5
      3,200    Ames Department Stores, Inc.*                        79
      2,400    AnnTaylor Stores Corp.*                              55
      2,700    Applebee's International, Inc.                       76
      1,893    Avado Brands, Inc.                                    5
      3,200    Barnesandnoble.com, Inc.*                            30
        300    Bebe Stores, Inc.*                                    4
      2,700    Beyond.com Corp.*                                    12
      4,300    Bob Evans Farms, Inc.                                54
      1,400    Boise Cascade Office Products, Co.*                  23
      4,000    Bombay Co. (The), Inc.*                              13
      8,700    Borders Group, Inc.*                                150
      2,000    Brown Shoe Co., Inc.                                 24
      4,701    Buffets, Inc.*                                       42
      2,060    Burlington Coat Factory Warehouse Co.                35
      5,800    Casey's General Stores, Inc.                         63
      2,800    Cash America International, Inc.                     35
      1,700    Cato Corp., Class A                                  20
      6,500    CBRL Group, Inc.                                     65
      1,792    CDnow, Inc.*                                          7
      3,060    CEC Entertainment, Inc.*                             83
     10,900    Charming Shoppes, Inc.*                              62

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               RETAIL - 3.7% (CONT'D.)
        500    Cheap Tickets, Inc.*                            $     7
      1,900    Cheesecake Factory (The), Inc.*                      79
      1,500    Chico's FAS, Inc.*                                   25
      1,900    Children's Place*                                    27
      5,700    CKE Restaurants, Inc.                                36
        300    Coldwater Creek, Inc.*                                5
      2,604    Consolidated Products, Inc.*                         25
      4,100    Copart, Inc.*                                        72
      2,275    Cost Plus, Inc.*                                     77
        500    Creative Computers, Inc.*                             5
      2,100    CSK Auto Corp.*                                      29
      1,600    Cyberian Outpost, Inc.*                              14
      1,300    Dave & Buster's, Inc.*                               12
        900    David's Bridal, Inc.*                                11
        400    DEB Shops, Inc.                                       6
        800    Delia's, Inc.*                                        4
      1,000    Discount Auto Parts, Inc.*                            9
      1,700    Dress Barn, Inc.*                                    33
      1,900    Duane Reade, Inc.*                                   44
      2,421    Egghead.com, Inc.*                                   17
        600    Electronics Boutique Holdings, Inc.*                 11
      1,400    Factory 2-U Stores, Inc.*                            35
        400    Fatbrain.com, Inc.*                                   4
      2,200    Footstar, Inc.*                                      62
      2,500    Genesco, Inc.*                                       33
      2,100    Goody's Family Clothing, Inc.*                       13
      1,700    Group 1 Automotive, Inc.*                            20
      2,400    Guitar Center, Inc.*                                 27
      2,400    Gymboree Corp.*                                      10
     13,200    Hanover Direct, Inc.*                                31
      2,000    Haverty Furniture                                    21
      6,700    Heilig-Meyers Co.                                    26
      3,500    Hollywood Entertainment Corp.*                       28
      3,700    Homebase, Inc.*                                       7
      2,200    IHOP Corp.*                                          31
      2,300    Insight Enterprises, Inc.*                           84
      3,100    Intertan, Inc.*                                      43
      4,500    Jack In The Box, Inc.*                               96
      1,750    Jo-Ann Stores, Inc., Class A*                        15
        150    Kenneth Cole Productions, Class A*                    6
      2,800    Landry's Seafood Restaurants, Inc.                   18
      1,500    Lands' End, Inc.*                                    92
        800    Lithia Motors, Inc., Class A*                        12

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      3,700    Lone Star Steakhouse & Saloon, Inc.*             $   38
      2,500    Luby's, Inc.                                         24
      2,061    Massimo da Milano, Inc.*                              -
      3,100    Michaels Stores, Inc.*                              126
      1,000    Movado Group Co.                                     10
      3,000    MSC Industrial Direct Co., Class A*                  54
      3,400    Musicland Stores Corp.*                              22
      1,100    NPC International, Inc.*                              8
      1,500    O'Charleys, Inc.*                                    19
     12,600    Officemax, Inc.*                                     82
      3,800    O'Reilly Automotive, Inc.*                           54
        700    P.F. Changs China Bistro, Inc.*                      23
      3,037    Pacific Sunwear of California, Inc.*                117
      2,525    Papa John's International, Inc.*                     83
        400    PC Connection, Inc.*                                 11
      5,100    Pep Boys-Manny Moe & Jack                            30
      2,300    PETCO Animal Supplies, Inc.*                         27
     12,400    PETsMART, Inc.*                                      37
     10,700    Pier 1 Imports, Inc.                                110
      1,200    Rare Hospitality International, Inc.*                23
      3,325    Regis Corp.                                          49
      1,500    Restoration Hardware, Inc.*                           8
      3,400    Ruby Tuesday, Inc.                                   59
      4,000    Ryan's Family Steak Houses, Inc.*                    38
      1,900    School Specialty, Inc.*                              41
        900    Shoe Carnival, Inc.*                                  8
      2,900    Shop At Home, Inc.*                                  25
      3,400    Shopko Stores, Inc.*                                 60
        850    Smart & Final, Inc.                                   6
      2,075    Sonic Corp.*                                         57
      1,800    Spiegel, Inc., Class A*                              14
      3,100    Stein Mart, Inc.*                                    26
      4,500    Sunglass Hut International, Inc.*                    35
      4,000    Systemax, Inc.*                                      36
      1,300    Talbots, Inc.                                        77
        900    The Buckle, Inc.*                                    15
      1,900    The Finish Line, Inc., Class A*                      19
      2,802    The Men's Wearhouse, Inc.*                           83
        700    Tractor Supply Co.*                                  14
      3,550    Trans World Entertainment Corp.*                     35
        900    Tuesday Morning Corp.*                               13
      1,200    Tweeter Home Entertainment Group, Inc.*              53
      4,100    US Office Products Co.*                              10
        300    Ubid, Inc.*                                           9
      2,400    United Auto Group, Inc.*                             21
      1,500    United Retail Group, Inc.*                           14

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,100    Urban Outfitters, Inc.*                        $     16
      1,100    Value America, Inc.*                                  4
      1,600    Value City Department Stores, Inc.*                  22
        900    West Marine, Inc.*                                    9
      1,200    Wet Seal, Inc., Class A*                             19
      1,800    Whitehall Jewellers, Inc.*                           42
                                                            ----------
                                                                 4,151
                                                            ----------

               SAVINGS & LOANS - 1.3%
      1,100    Alliance Bancorp                                     20
      2,800    Anchor Bancorp Wisconsin, Inc.                       44
        700    Andover Bancorp, Inc.                                20
      3,600    Bank United Corp., Class A                          114
      4,700    BankAtlantic Bancorp, Inc., Class B                  28
      1,500    Brookline Bancorp, Inc.                              14
     10,100    Capitol Federal Financial                            95
      2,200    CFS Bancorp, Inc.                                    20
      1,300    Commonwealth Bancorp, Inc.                           16
      1,400    Dime Community Bancshares                            22
      2,241    Downey Financial Corp.                               48
      1,700    First Federal Capital Corp.                          20
      1,500    First Financial Holdings, Inc.                       21
      1,030    First Indiana Corp.                                  19
      4,448    First Sentinel Bancorp, Inc.                         34
      1,230    First Washington Bancorp, Inc.                       22
      2,050    First Federal Financial Corp.*                       27
        800    Flagstar Bancorp, Inc.                               10
        700    Great Southern Bancorp, Inc.                         13
      1,412    Harbor Florida Bancshares, Inc.                      16
      1,000    Harris Financial, Inc.                                7
      1,800    Hudson River Bancorp, Inc.                           18
      7,400    Independence Community Bank                          82
      7,900    Indymac Mortgage Holdings, Inc.                     118
      2,661    MAF Bancorp, Inc.                                    43
      2,600    Net.B@nk, Inc.*                                      34
      1,400    Niagara Bancorp, Inc.                                14
      1,600    Northwest Bancorp, Inc.                              11
      1,500    OceanFirst Financial Corp.                           24
      4,200    Ocwen Financial Corp.*                               33
      1,500    PFF Bancorp, Inc.                                    23
      1,837    Queens County Bancorp, Inc.                          33
      3,400    Richmond County Financial Corp.                      55
      2,900    Seacoast Financial Services Corp.                    29
        900    St. Francis Capital Corp.                            13
      4,400    Staten Island Bancorp, Inc.                          75
      3,900    United Community Financial Corp.                     27

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      6,100    Washington Federal, Inc.                        $   116
      4,200    Webster Financial Corp.                              97
        981    Westcorp                                             14
                                                            ----------
                                                                 1,489
                                                            ----------

               SEMICONDUCTORS - 5.8%
      2,300    Actel Corp.*                                         82
      2,700    Alliance Semiconductor Corp.*                        58
      1,800    Alpha Industries, Inc.*                             171
      1,800    American Xtal Technology, Inc.*                      58
     10,000    Amkor Technology, Inc.*                             531
      3,115    Applied Materials, Inc.*                            294
      2,300    Atmi, Inc.*                                         110
      4,237    Burr-Brown Corp.*                                   230
      7,300    Cirrus Logic, Inc.*                                 133
      2,800    Cree, Inc.*                                         316
     11,600    Cypress Semiconductor Corp.*                        572
      6,500    Dallas Semiconductor Corp.                          228
        500    Dupont Photomasks, Inc.*                             29
      2,200    Electroglas, Inc.*                                   75
      1,100    Emcore Corp.*                                       127
      2,900    ESS Technology, Inc.*                                51
      1,900    Exar Corp.*                                         136
      3,400    General Semiconductor, Inc.*                         59
        800    HI/FN, Inc.*                                         52
      5,500    International Rectifier Corp.*                      210
      3,300    Kopin Corp.*                                        227
     13,100    Lam Research Corp.*                                 590
      5,000    Lattice Semiconductor Corp.*                        338
      4,700    LTX Corp.*                                          212
      3,700    MEMC Electronic Materials, Inc.*                     74
      1,300    MIPS Technologies, Inc., Class A*                    72
        700    MKS Instruments, Inc.*                               35
      2,600    Phoenix Technologies Ltd.*                           55
      2,400    Photronics, Inc.*                                    85
      2,587    Pioneer Standard Electronics, Inc.                   41
      1,400    PLX Technology, Inc.*                                52
      3,500    Semtech Corp.*                                      224
      3,700    Silicon Valley Group, Inc.*                         102
        600    Siliconix, Inc.*                                     57
      4,300    Transwitch Corp.*                                   413
      3,300    Triquint Semiconductor, Inc.*                       243
      2,400    Ultratech Stepper, Inc.*                             34
      3,400    Varian Semiconductor Equipment, Inc.*               216
                                                            ----------
                                                                 6,592
                                                            ----------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------


               COMMON STOCKS - 96.3% (CONT'D.)

               SHIPBUILDING - 0.1%
      3,400    Newport News Shipbuilding, Inc.                    $103
                                                            ----------

               SOFTWARE - 11.3%
      1,600    24/7 Media, Inc.*                                    63
      2,300    3Dfx Interactive, Inc.*                              27
        400    About.com, Inc.*                                     35
      4,600    Acclaim Entertainment, Inc.*                         15
      2,800    Activision, Inc.*                                    34
      2,700    Actuate Corp.*                                      145
      1,000    Advantage Learning Systems, Inc.*                    17
      2,700    Advent Software, Inc.*                              124
      1,500    Allaire Corp.*                                      113
      4,700    American Management Systems, Inc.*                  206
      1,820    Applied Graphics Technologies, Inc.*                 11
        500    Appliedtheory Corp.*                                 10
      2,800    Ashton Technology Group, Inc.*                       24
      5,100    Aspect Development, Inc.*                           328
      2,800    Aspen Technology, Inc.*                             113
        900    Autobytel.com, Inc.*                                  7
        700    Autoweb.com, Inc.*                                    5
      2,500    Avid Technology, Inc.*                               45
      2,700    AVT Corp.*                                           32
      2,700    Banyan Systems, Inc.*                                47
      1,250    Barra, Inc.*                                         42
      3,700    Bindview Development Corp.*                         115
        800    Bottomline Technologies, Inc.*                       29
      2,000    Brio Technology, Inc.*                               76
     18,500    Broadvision, Inc.*                                  830
        800    Cais Internet, Inc.*                                 19
      2,400    CCC Information Services Group, Inc.*                52
      2,900    Cerner Corp.*                                        78
      3,300    Choicepoint, Inc.*                                  123
      4,700    Concentric Network Corp.*                           258
      1,600    Concord Communications, Inc.*                        57
      1,500    Concur Technologies, Inc.*                           23
      2,000    Cybercash, Inc.*                                     27
      1,800    Datastream Systems, Inc.*                            52
      3,400    Dendrite International, Inc.*                        71
      1,800    Digital River, Inc.*                                 39
      1,600    Documentum, Inc.*                                   125
        700    Earthweb, Inc.*                                      17
      3,900    Eclipsys Corp.*                                      76

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,000    eFax.com*                                      $     5
      7,000    Elot, Inc.*                                          41
      1,300    Engineering Animation, Inc.*                         17
      4,543    Epicor Software Corp.*                               39
      1,300    Excalibur Technologies Corp.*                        52
      2,600    Exchange Applications, Inc.*                        138
      1,108    Fair Isaac & Co., Inc.                               43
        700    Fidelity Holdings, Inc.*                             15
      1,000    Flashnet Communications, Inc.*                        5
      1,800    Globix Corp.*                                        69
      2,500    Go2Net, Inc.*                                       201
      1,100    Great Plains Software, Inc.*                         59
      4,000    GT Interactive Software Corp.*                       13
      4,250    Harbinger Corp.*                                    124
      1,200    HearMe*                                              30
      2,700    HNC Software, Inc.*                                 195
      3,590    Hyperion Solutions Corp.*                           117
      1,600    IDX Systems Corp.*                                   44
      2,150    IMRglobal Corp.*                                     31
      3,200    Infocure Corp.*                                      56
      1,900    Informatica Corp.*                                  146
      3,100    Information Resources, Inc.*                         25
     29,800    Informix Corp.*                                     505
      2,450    InfoUSA, Inc.*                                       22
      1,300    Inspire Insurance Solutions, Inc.*                    4
      2,300    Inter-Tel, Inc.                                      63
      1,000    Intervu, Inc.*                                       90
      1,600    Intraware, Inc.*                                     66
        500    iTurf, Inc., Class A*                                 5
      1,800    iVillage, Inc.*                                      28
      2,300    JDA Software Group, Inc.*                            34
        700    Juno Online Services, Inc.*                          11
      1,100    Launch Media, Inc.*                                  17
      5,000    Learn2.com, Inc.*                                    21
      2,300    Manugistics Group, Inc.*                            116
      1,900    Mapics, Inc.*                                        30
        500    MapQuest.com, Inc.*                                  10
        400    Marketwatch.com, Inc.*                               14
        400    Media Metrix, Inc.*                                  17
      1,400    Mediconsult.com, Inc.*                                4
      8,500    Mercury Interactive Corp.*                          674
      3,200    Messagemedia, Inc.*                                  41
      2,300    Micromuse, Inc.*                                    319
      8,500    Microstrategy, Inc.*                                740
      3,289    Midway Games, Inc.*                                  44
      1,500    Multex.com, Inc.*                                    56

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      2,675    National Instruments Corp.*                        $126
      1,300    NBC Internet, Inc., Class A*                         56
      2,800    Neomagic Corp.*                                      14
        800    Neon Systems, Inc.*                                  26
      1,200    Net Perceptions, Inc.*                               44
        700    Netobjects, Inc.*                                    16
        900    Netopia, Inc.*                                       65
      1,900    Nvidia Corp.*                                       161
        500    Omega Research, Inc.*                                 2
      2,100    OneMain.com, Inc.*                                   24
      1,700    OnHealth Network Co.*                                 7
      1,500    Onyx Software Corp.*                                 48
      3,700    Open Market, Inc.*                                   95
        300    PCOrder.com, Inc.*                                    7
      3,200    Pegasystems, Inc.*                                   38
      5,700    Peregrine Systems, Inc.*                            382
      3,099    Per-Se Technologies, Inc.*                           18
      1,700    Pervasive Software, Inc.*                            22
      4,400    Pinnacle Systems, Inc.*                             146
      3,900    Policy Management Systems Corp.*                     47
        500    Private Business, Inc.*                               1
      1,600    Probusiness Services, Inc.*                          41
      3,400    Progress Software Corp.*                             80
      1,400    Project Software & Development Corp.*                79
      2,300    Proxicom, Inc.*                                     102
      2,800    QuadraMed Corp.*                                     16
      4,400    Rare Medium Group, Inc.*                            194
      1,550    Razorfish, Inc.*                                     43
      2,800    Remedy Corp.*                                       118
      4,160    S1 Corp.*                                           356
      3,200    Saga Systems, Inc.*                                 114
      1,500    Sagent Technology, Inc.*                             43
        400    Saleslogix Corp.*                                    11
      1,400    Sanchez Computer Associates, Inc.*                   49
      2,000    Santa Cruz Operation, Inc.*                          19
      1,000    Schawk, Inc.                                          8
      1,500    Serena Software, Inc.*                               48
        400    Silknet Software, Inc.*                              42
         51    Simione Central Holdings, Inc.*                       -
        341    Siti-Sites.com, Inc.*                                 -
      2,100    Softnet Systems, Inc.*                               61
      1,800    Sportsline.com, Inc.*                                53
        900    SPSS, Inc.*                                          29
      1,900    Spyglass, Inc.*                                     147
      1,200    SS&C Technologies, Inc.*                              7
      3,924    Structural Dynamics Research Corp.*                  53

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

        400    Sunquest Information Systems, Inc.*            $      4
      2,700    SVI Holdings, Inc.*                                  27
      9,000    Sybase, Inc.*                                       183
      1,400    Telescan, Inc.*                                      33
        500    Tenfold Corp.*                                       30
      1,200    TheGlobe.com, Inc.*                                   8
        600    TheStreet.com, Inc.*                                  6
      2,000    THQ, Inc.*                                           36
      3,600    Transaction Systems
               Architecture, Inc., Class A*                        104
      1,700    TSI International Software Ltd.*                    141
        600    Unigraphics Solutions, Inc.*                         18
      2,475    USinternetworking, Inc.*                             96
      3,400    Verity, Inc.*                                       139
      3,900    Verticalnet, Inc.*                                  530
      2,400    Wavo Corp.*                                          11
      1,500    Webtrends Corp.*                                    108
      5,803    Wind River Systems, Inc.*                           210
      1,200    Worldgate Communications, Inc.*                      36
      1,500    Ziff-Davis, Inc. - ZDNet*                            32
      1,700    Zixit Corp.*                                        124
                                                            ----------
                                                                12,840
                                                            ----------

               TELECOMMUNICATION
               EQUIPMENT - 4.1%
      2,200    Adtran, Inc.*                                       131
      8,000    Advanced Fibre Communications, Inc.*                502
      2,700    Advanced Radio Telecom Corp.*                        89
      3,040    Allen Telecom, Inc.*                                 48
      9,100    Andrew Corp.*                                       208
      2,650    Antec Corp.*                                        119
      1,800    Aware, Inc.*                                         72
      1,100    Carrier Access Corp.*                                59
      2,700    C-COR.Net Corp.*                                    132
      5,500    Cellnet Data Systems, Inc.*                           2
      1,900    Com21, Inc.*                                         89
      5,300    Commscope, Inc.*                                    242
      7,500    Digital Microwave Corp.*                            254
        500    eShare Technologies, Inc.*                            6
      6,900    Glenayre Technologies, Inc.*                        121
      2,900    Harmonic, Inc.*                                     241
      5,400    Interdigital Communications Corp.*                  136
      2,600    International Fibercom, Inc.*                        62
        900    IPC Communications, Inc.*                           185
      2,600    MRV Communications, Inc.*                           238
      2,400    Network Equipment Tech, Inc.*                        24


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

               COMMON STOCKS - 96.3% (CONT'D.)

               TELECOMMUNICATION
               EQUIPMENT - 4.1% (CONT'D.)
      1,700    North Pittsburgh Systems, Inc.                  $    22
        600    Northeast Optic Network, Inc.*                       51
        300    Optical Cable Corp.*                                  9
     10,400    Paging Network, Inc.*                                27
      7,500    Pairgain Technologies, Inc.*                        140
      7,100    P-Com, Inc.*                                        131
      4,500    Picturetel Corp.*                                    39
      1,800    Plantronics, Inc.*                                  168
      1,600    Powerwave Technologies, Inc.*                       200
      1,300    Proxim, Inc.*                                       166
      1,093    Superior Telecom, Inc.                               14
      3,100    Tekelec*                                            115
      1,700    Terayon Communication Systems, Inc.*                348
      1,300    Tut Systems, Inc.*                                   77
      4,100    Weblink Wireless, Inc.*                              55
      1,900    Westell Technologies, Inc., Class A*                 61
      5,000    World Access, Inc.*                                  96
                                                            ----------
                                                                 4,679
                                                            ----------

               TELECOMMUNICATIONS - 2.4%
      3,486    Adaptive Broadband Corp.*                           187
      1,700    Adelphia Business Solutions, Inc.*                  105
      1,800    Aerial Communications, Inc.*                        102
      2,000    American Mobile Satellite Corp.*                     48
      1,200    Arguss Holdings, Inc.*                               27
      5,300    Aspect Communications Corp.*                        196
      3,700    Caprock Communications Corp.*                       181
      1,133    Commonwealth Telephone Enterprises, Inc.*            53
      1,000    CT Communications, Inc.                              60
      1,500    CTC Communications Group, Inc.*                      64
      5,700    e.Spire Communications, Inc.*                        40
      1,000    Electric Lightwave, Inc., Class A*                   24
      4,200    General Communication Corp., Class A*                23
      5,300    ICG Communications, Inc.*                           191
      2,200    IDT Corp.*                                           91
        600    Inet Technologies, Inc.*                             32
      5,400    ITC Deltacom, Inc.*                                 192
        300    Latitude Communications, Inc.*                        8
      2,200    Leap Wireless International, Inc.*                  217
      2,250    Mastec, Inc.*                                       200
      1,700    Metricom, Inc.*                                      79
      1,900    MGC Communications, Inc.*                           136

NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      1,600    Pacific Gateway Exchange, Inc.*                $     23
      2,800    Powertel, Inc.*                                     194
      4,840    Price Communications Corp.*                         111
      5,200    Ptek Holdings, Inc.*                                 34
      4,000    Star Telecommunications, Inc.*                       24
      4,500    Talk.com, Inc.*                                      72
      1,100    US LEC Corp.*                                        44
      1,000    West Teleservices Corp.*                             26
                                                            ----------
                                                                 2,784
                                                            ----------

               TELEPHONE - 0.5%
      1,400    CFW Communications Co.                               55
      5,300    Intermedia Communications, Inc.*                    256
      3,200    Primus Telecommunications Group, Inc.*              165
      1,600    Viatel, Inc.*                                        80
                                                            ----------
                                                                   556
                                                            ----------

               TEXTILES - 0.1%
      1,700    Dan River, Inc., Class A*                            11
      2,150    G & K Services, Inc., Class A                        42
      1,725    Guilford Mills, Inc.                                 13
      1,000    Pillowtex Corp.                                       4
      1,200    Springs Industries, Inc., Class A                    46
      1,200    Unifirst Corp.                                       13
                                                            ----------
                                                                   129
                                                            ----------

               TOBACCO - 0.1%
      1,395    Brooke Group Ltd.                                    17
      4,950    Dimon, Inc.                                          12
        800    General Cigar Holdings, Inc.*                        12
      3,400    Universal Corp.                                      51
                                                            ----------
                                                                    92
                                                            ----------

               TOYS/GAMES/HOBBIES - 0.2%
      1,600    Action Performance Co., Inc.*                        21
      5,900    Boyds Collection Ltd.*                               36
      1,900    Department 56, Inc.*                                 28
      1,650    Jakks Pacific, Inc.*                                 36
        900    Marvel Enterprises, Inc.*                             5
      1,300    Racing Champions Corp.*                               5
      4,800    Topps (The) Co.*                                     40
                                                            ----------
                                                                   171
                                                            ----------

               TRANSPORTATION - 1.4%
      5,400    Airborne Freight Corp.                              130
      4,800    Alexander & Baldwin, Inc.                            99

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report



NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------

      2,400    American Freightways Corp.*                     $    36
      2,100    Arnold Industries, Inc.                              27
      1,550    Atlas Air, Inc.*                                     42
      4,600    C.H. Robinson Worldwide, Inc.                       171
      1,350    Circle International Group, Inc.                     35
      2,200    Consolidated Freightways Corp.*                      13
        800    Covenant Transport, Inc., Class A*                   13
      1,750    EGL, Inc.*                                           41
      3,400    Florida East Coast Industries, Inc.                 165
      1,600    Forward Air Corp.*                                   38
      2,200    Fritz Co., Inc.*                                     22
      1,916    Heartland Express, Inc.*                             27
        700    Hub Group, Inc., Class A*                            11
      2,400    J.B. Hunt Transport Services, Inc.                   33
      2,700    Kirby Corp.*                                         53
        750    Knight Transportation, Inc.*                         13
      1,100    Landstar System, Inc.*                               60
      1,000    MS Carriers, Inc.*                                   23
      2,327    Offshore Logistics, Inc.*                            32
      2,800    Overseas Shipholding Group, Inc.                     64
      1,400    Roadway Express, Inc.                                28
      4,075    Swift Transportation Co., Inc.*                      84
      2,900    U.S. Freightways Corp.                              109
        700    U.S. Xpress Enterprises, Inc., Class A*               6
      3,437    Werner Enterprises, Inc.                             58
      5,700    Wisconsin Central Transport Co.*                     70
      2,800    Yellow Corp.*                                        52
                                                            ----------
                                                                 1,555
                                                            ----------

               TRUCKING & LEASING - 0.1%
      1,000    Amerco, Inc.*                                        18
      1,400    Interpool, Inc.                                       9
      5,175    Rollins Truck Leasing Corp.                          44
      1,500    Xtra Corp.*                                          57
                                                            ----------
                                                                   128
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000S)
-----------------------------------------------------------------------
               WATER - 0.3%
      1,000    American States Water Co.                   $        30
      1,300    California Water Service Group, Inc.                 30
      1,000    E'town Corp.                                         63
      3,900    Philadelphia Suburban Corp.                          71
        200    SJW Corp.                                            23
      3,088    United Water Resources, Inc.                        107
                                                            ----------
                                                                   324
                                                            ----------

               Total Common Stocks
               (cost $92,029)                                  109,471
                                                            ----------

               PREFERRED STOCK - 0.0%
               (cost $0 )

      2,400    O'Sullivan Industries Holdings, Inc.                  1
                                                            ----------


               RIGHTS & WARRANTS - 0.0%

        650    Pico Holdings, Inc., Rights*                          -
         51    Sound Advice, Inc., Warrants*                         -
        495    Sunbeam Corp., Warrants*                              1
         45    Xytronyx, Inc., Warrants*                             -
         25    York Research Corp., Warrants*                        -
                                                            ----------

               Total Rights & Warrants
               (Cost $0)                                             1
                                                            ----------


               OTHER - 0.0%

      4,212    Escrow CFS Group, Inc.                    $           -
      4,400    Escrow Millicom, Inc.                                 -
      3,400    Escrow Northeast Bancorp, Inc.                        -
      2,318    Escrow Strawbridge & Clothier                         -
                                                            ----------

               Total Other
               (Cost $0)                                             -
                                                            ----------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

PRINCIPAL
AMOUNT                                                           VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 3.4%

    $   590    U.S. Treasury Bill,
               5.60%, 6/22/00<F1>                                  582
      3,285    UBS A.G., Grand Cayman,
               Eurodollar Time Deposits,
               6.375%, 4/3/00                                    3,285
                                                            ----------

               Total Short-Term Investments
               (cost $3,866)                                     3,867
                                                            ----------

               Total Investments - 99.7%
               (cost $95,895)                                  113,340

               Other Assets less Liabilities - 0.3%                372
                                                            ----------

               NET ASSETS - 100.0%                            $113,712
                                                            ==========


OPEN FUTURES CONTRACTS:


                                    Notional                        Unrealized
                        Number of    Amount    Contract    Contract    Loss
Type                    Contracts    (000s)    Position      Exp.     (000s)
--------------------------------------------------------------------------------
Russell 2000                15        $4,090     Long        6/00      $(290)
                                                                       -----

<F1> Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

---------------------------------------
SCHEDULES OF INVESTMENTS MARCH 31, 2000

SMALL CAP FUND

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 95.0%

             ADVERTISING - 1.2%
     9,300   Cyrk, Inc.*                                          $         82
    12,800   Getty Images, Inc.*                                           460
       900   Grey Advertising, Inc.                                        368
    53,000   Ha-Lo Industries, Inc.*                                       417
     7,350   Penton Media, Inc.                                            191
    30,600   Telespectrum Worldwide, Inc.*                                 214
    13,200   True North Communications, Inc.                               519
     2,125   Valuevision International, Inc., Class A*                      88
                                                                 -------------
                                                                         2,339
                                                                 -------------

             AEROSPACE & DEFENSE - 0.9%
     5,177   AAR Corp.                                                      86
    26,900   BE Aerospace, Inc.*                                           158
    10,800   Curtiss-Wright Corp.                                          396
     6,781   Fairchild Corp. (The), Class A*                                46
    34,000   Orbital Sciences Corp.*                                       510
     7,100   Primex Technologies, Inc.                                     151
     1,300   SPACEHAB, Inc.*                                                 6
     4,200   Titan Corp.*                                                  214
    15,800   United Industrial Corp.                                       158
                                                                 -------------
                                                                         1,725
                                                                 -------------

             AIRLINES - 0.7%
     5,700   Alaska Airgroup, Inc.*                                        171
    12,300   Amtran, Inc.*                                                 220
     5,641   Hawaiian Airlines, Inc.*                                       13
    38,400   Mesa Air Group, Inc.*                                         240
    20,700   Skywest, Inc.                                                 810
                                                                 -------------
                                                                         1,454
                                                                 -------------

             APPAREL - 0.7%
    13,550   Burlington Industries, Inc.*                                   59
     8,200   Cone Mills Corp.*                                              35
    32,500   Delta Woodside Industries, Inc.                                55
     9,600   Donna Karan International, Inc.*                               74
     6,500   Florsheim Group, Inc.*                                         18
     9,300   Hartmarx Corp.*                                                26
    21,050   Kellwood Co.                                                  370
    11,300   Nautica Enterprises, Inc.*                                    133
     1,100   Oxford Industries, Inc.                                        20
     2,300   Perry Ellis International, Inc.*                               23

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------
    23,300   Phillips-Van Heusen, Inc.                            $        179
    16,600   Russell Corp.                                                 238
     6,900   Superior Uniform Group, Inc.                                   68
    14,800   Wolverine World Wide, Inc.                                    163
                                                                 -------------
                                                                         1,461
                                                                 -------------

             AUTO PARTS & EQUIPMENT - 0.6%
    10,000   Arvin Industries, Inc.                                        226
    19,400   Bandag, Inc.                                                  446
     5,095   Dura Automotive Systems, Inc.*                                 88
       300   Edelbrock Corp.*                                                3
    16,600   Exide Corp.                                                   196
    11,400   Standard Motor Products, Inc.                                 170
    15,400   Titan International, Inc.                                     111
                                                                 -------------
                                                                         1,240
                                                                 -------------

             BANKS - 3.8%
     5,500   Area Bancshares Corp.                                         109
     2,600   Bancfirst Corp.                                                69
    12,100   Bay View Capital Corp.                                         91
    14,933   Brenton Banks, Inc.                                           125
    19,400   Carolina First Corp.                                          255
       400   Cass Commerical Corp.                                           8
     5,000   Cathay Bancorp, Inc.                                          230
       500   CB Bancshares, Inc.                                            12
     3,847   Centura Banks, Inc.                                           176
     8,132   Chittenden Corp.                                              241
     9,300   Citizens Banking Corp.                                        181
     3,000   City Holding Co.                                               36
       800   Commercial Bank of New York                                     8
     6,400   Community Bank System, Inc.                                   146
     4,257   Community Trust Bancorp, Inc.                                  77
     2,800   Corus Bankshares, Inc.                                         66
     1,575   Covest Bancshares, Inc.                                        15
    10,600   CPB, Inc.                                                     260
    21,664   First Charter Corp.                                           282
       270   First M & F Corp.                                               6
     3,250   First Merchants Corp.                                          65
     6,900   First Republic Bank*                                          137
     6,700   First United Bancshares, Inc.                                  69
    18,480   FNB Corp.                                                     340
    11,800   GBC Bancorp                                                   274
    10,730   Grand Premier Financial, Inc.                                 148
     2,900   Hancock Holding Co.                                            90

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 95.0% (CONT'D.)

             BANKS - 3.8% (CONT'D)
    12,041   Hudson United Bancorp                                 $       261
    17,064   Imperial Bancorp*                                             529
     2,200   Interchange Financial Services, Inc.                           31
     3,700   International Bancshares Corp.                                150
     6,250   Interwest Bancorp, Inc.                                        86
     1,400   ISB Financial Corp.                                            19
       300   James River Bankshares, Inc.                                    3
       100   Mahaska Investment Co.                                          1
       500   Merchants Bancshares, Inc.                                      9
    11,521   Mid-America Bancorp                                           300
     9,400   National Bancorp of Alaska, Inc.                              355
     6,563   NBT Bancorp, Inc.                                              95
    44,200   North Fork Bancorp                                            790
     1,500   Northern States Financial Corp.*                               29
     4,200   Old Second Bancorp, Inc.                                       91
    12,551   Premier National Bancorp                                      190
       150   Princeton National Bancorp                                      2
    11,649   Provident Bankshares Corp                                     183
     6,100   Republic Bancshares, Inc.*                                     77
    32,619   Republic Security Financial Corp.                             214
    37,300   Riggs National Corp.                                          455
       800   Southwest Bancorp, Inc.                                        14
     4,400   Sterling Bancorp                                               66
    11,500   Wesbanco, Inc.                                                222
                                                                 -------------
                                                                         7,688
                                                                 -------------

             BEVERAGES - 0.0%
       300   Farmer Brothers Co.                                            54
                                                                 -------------

             BIOTECHNOLOGY - 2.7%
     3,625   Affymetrix, Inc.*                                             538
     1,900   Bionova Holding Corp.*                                          3
    13,000   Creative Biomolecules, Inc.*                                  129
     4,600   Genome Therapeutics Corp.*                                    108
    10,050   Human Genome Sciences, Inc.*                                  835
     6,400   IDEC Pharmaceuticals Corp.*                                   629
     5,500   Incyte Pharmaceuticals, Inc.*                                 479
     9,500   Liposome Co. (The), Inc.*                                     166
     7,075   Millennium Pharmaceuticals, Inc.*                             919
    41,500   Nexell Therapeutics, Inc.*                                    159
    15,600   Northfield Laboratories, Inc.*                                312
     9,000   PE Corp.-Celera Genomics Group*                               824

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

     2,300   Protein Design Labs, Inc.*                          $         183
     1,000   Regeneron Pharmaceuticals, Inc.*                               30
                                                                 -------------
                                                                         5,314
                                                                 -------------

             BUILDING MATERIALS - 1.2%
    16,900   Advanced Lighting Technology Co.*                             317
       800   Ameron International Corp.                                     28
     4,000   Butler Manufacturing Co.                                       98
     1,096   Coorstek, Inc.*                                                44
    16,350   Florida Rock Industries, Inc.                                 458
    13,000   Genlyte Group, Inc.*                                          254
     1,473   Juno Lighting, Inc.*                                           14
     9,477   Mestek, Inc.*                                                 160
    10,100   Nortek, Inc.*                                                 223
     1,500   Puerto Rican Cement Co., Inc.                                  48
    25,300   Texas Industries, Inc.                                        787
                                                                 -------------
                                                                         2,431
                                                                 -------------

             CHEMICALS - 1.5%
     1,210   Aceto Corp.*                                                   10
     8,100   Arch Chemicals, Inc.                                          162
     5,300   Bush Boake Allen, Inc.*                                       147
    22,800   Cambrex Corp.                                                 992
     2,500   Chemfab Corp.*                                                 37
    15,100   Chemfirst, Inc.                                               293
    36,800   Ethyl Corp.                                                   113
    27,600   Hanna (M.A.) Co.                                              312
    26,400   International Specialty Products, Inc.*                       170
     8,200   MacDermid, Inc.                                               217
     3,600   Mississippi Chemical Corp.                                     25
    24,400   Schulman (A.), Inc.                                           323
       900   Sybron Chemicals, Inc.*                                        13
     7,200   Wellman, Inc.                                                 143
                                                                 -------------
                                                                         2,957
                                                                 -------------

             COAL - 0.1%
    25,504   Arch Coal, Inc.                                               179
                                                                 -------------

             COMMERCIAL SERVICES - 2.8%
    13,300   Aurora Biosciences Corp.*                                     544
    24,300   Avis Group Holdings, Inc.*                                    428
    20,200   Banta Corp.                                                   371
     2,100   Berlitz International, Inc.*                                   24
    35,926   Bowne & Co., Inc.                                             463
     1,200   Cadmus Communications Corp.                                    11

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

     7,800   CDI Corp.*                                             $      148
    12,000   Chemed Corp.                                                  360
       500   Childtime Learning Centers, Inc.*                               4
     4,200   Correctional Services Corp.*                                   20
    32,600   Data Broadcasting Corp.*                                      249
     4,400   Dollar Thrifty Automotive Group*                               76
    22,074   Encompass Services Corp.*                                     127
    15,150   Franklin Covey Co.*                                           110
     8,700   Health Management Systems, Inc.*                               42
     7,516   Healthcare Services Group*                                     41
     5,500   Insurance Auto Auctions, Inc.*                                 93
     9,800   Integrated Electrical Services*                                51
    14,150   Interim Services, Inc.*                                       263
     5,800   Lason, Inc.*                                                   38
       885   Monro Muffler Brake, Inc.*                                      7
    34,221   National Processing, Inc.*                                    325
    12,700   NCO Group, Inc.*                                              406
    27,600   Personnel Group of America, Inc.*                             169
    25,400   Phycor, Inc.*                                                  26
     3,600   Primark Corp.*                                                 87
    23,800   Protection One, Inc.*                                          49
     3,649   Quest Education Corp.*                                         31
    45,600   Renaissance Worldwide, Inc.*                                  238
     7,600   Right Management Consultants, Inc.*                            70
     2,800   Rural/Metro Corp.*                                              3
     5,350   Staffmark, Inc.*                                               42
     6,700   Strategic Distribution, Inc.*                                  14
    11,200   Thermo Terratech, Inc.*                                        87
    59,298   U.S. Oncology, Inc.*                                          267
    11,500   Volt Information Sciences, Inc.*                              413
                                                                 -------------
                                                                         5,697
                                                                 -------------

             COMPUTERS - 5.2%
     7,400   ACT Networks, Inc.*                                            75
     1,800   Adept Technology, Inc.*                                        22
     1,575   Ancor Communications, Inc.*                                    65
    38,000   Anixter International, Inc.*                                1,059
    37,800   Applied Magnetics Corp.*                                        2
     8,500   Auspex Systems, Inc.*                                          93
     1,800   BTG, Inc.*                                                     17
     4,700   Computer Network Tech Corp.*                                   82
    19,300   eLoyalty Corp.*                                               461
     6,275   Emulex Corp.*                                                 685
    10,900   Evans & Sutherland Computers Corp.*                           123
    16,150   Exabyte Corp.*                                                120

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

     1,700   Franklin Electronic Publishers, Inc.*                $         12
     5,000   Hutchinson Technology, Inc.*                                   88
    30,174   Inacom Corp.*                                                  83
    48,150   Intergraph Corp.*                                             427
    11,167   InterVoice-Brite, Inc.*                                       322
    90,300   Mentor Graphics Corp.*                                      1,366
    27,100   Metamor Worldwide, Inc.*                                      767
     7,900   MicroTouch Systems, Inc.*                                     101
    16,600   MTS Systems Corp.                                             127
     4,700   National TechTeam, Inc.*                                       26
    19,900   Network Computing Devices, Inc.*                              104
     6,400   Network Peripherals, Inc.*                                    227
    15,200   ODS Networks, Inc.*                                           365
     1,000   Overland Data, Inc.*                                           14
    11,300   Par Technology Corp.                                           49
     2,000   Printronix, Inc.*                                              40
    10,900   Rainbow Technologies, Inc.*                                   407
    36,300   Read-Rite Corp.*                                              170
     7,800   RSA Security, Inc.*                                           404
    46,905   S3, Inc.*                                                     985
     2,400   Sandisk Corp.*                                                294
     4,900   Silicon Storage Technology, Inc.*                             362
     5,900   Software Spectrum, Inc.*                                      125
    19,300   Technology Solutions Co.*                                     176
    79,200   Tyler Technologies, Inc.*                                     470
     3,500   Verilink Corp.*                                                51
                                                                 -------------
                                                                        10,366
                                                                 -------------

             COSMETICS/PERSONAL CARE - 0.0%
       168   Paragon Trade Brands, Inc.*                                     2
       400   Stephan Co.                                                     2
                                                                 -------------
                                                                             4
                                                                 -------------

             DISTRIBUTION/WHOLESALE - 1.1%
     7,200   Advanced Marketing Services, Inc.                             149
    22,700   Aviall, Inc.*                                                 192
     3,500   Aviation Sales Co.*                                            22
     6,400   Bell Microproducts, Inc.*                                     110
     4,995   Building Material Holding Co.*                                 45
    33,300   Handleman Co.*                                                296
    23,500   Hughes Supply, Inc.                                           364
     5,100   Merisel, Inc.*                                                  9
     1,500   NuCo2, Inc.*                                                   20
    22,000   Owens & Minor, Inc.                                           234
     4,400   PrimeSource Corp.                                              23
    19,740   United Stationers, Inc.*                                      704
                                                                 -------------
                                                                         2,168
                                                                 -------------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 95.0% (CONT'D.)
             DIVERSIFIED FINANCIAL SERVICES - 1.6%
     6,100   Advest Group, Inc.                                    $       116
    12,000   Amplicon, Inc.                                                127
    13,300   Amresco, Inc.*                                                 18
    34,600   Arcadia Financial Ltd.*                                       173
     1,000   Atlanta Sosnoff Capital Corp*.                                  9
    48,000   Credit Acceptance Corp.*                                      261
    10,650   Dain Rauscher Corp.                                           702
     5,900   Delta Financial Corp.*                                         12
    18,800   Doral Financial Corp.                                         213
    11,200   DVI, Inc.*                                                    160
       693   First Albany Cos., Inc.                                        24
     5,915   Metris Cos., Inc.                                             230
     5,700   National Discount Brokers Group, Inc.*                        281
     4,700   New Century Financial Corp.*                                   47
       800   NextCard, Inc.*                                                12
    27,900   Phoenix Investment Partners                                   216
     4,976   Resource Bancshares Mortgage Group, Inc.                       20
     6,987   Southwest Securities Group, Inc.                              303
       681   Stifel Financial Corp.                                          7
     9,800   WFS Financial, Inc.*                                          190
                                                                 -------------
                                                                         3,121
                                                                 -------------

             ELECTRIC - 2.0%
     7,400   CH Energy Group, Inc.                                         225
     8,400   Cleco Corp.                                                   279
     7,050   CMP Group, Inc.                                               205
     9,000   Eastern Utilities Association, Inc.                           282
       870   Empire District Electric Co.                                   17
     1,894   Energy East Corp.                                              38
     7,700   Northwestern Corp.                                            159
     7,800   Public Service Co. of New Mexico                              123
    25,000   Sigcorp, Inc.                                                 625
    18,200   TNP Enterprises, Inc.                                         797
     9,700   Trigen Energy Corp.                                           228
     3,200   United Illuminating Co.                                       126
     3,000   Unitil Corp.                                                   89
    31,100   WPS Resources Corp.                                           807
                                                                 -------------
                                                                         4,000
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             ELECTRICAL COMPONENTS &
             EQUIPMENT - 0.4%
     2,300   C-Cube Microsystems, Inc.*                                $   167
    12,300   Encore Wire Corp.*                                             88
     5,600   Insteel Industries, Inc.                                       32
     4,864   Intermagnetics General Corp.*                                  83
    16,100   Valence Technology, Inc.*                                     379
                                                                 -------------
                                                                           749
                                                                 -------------

             ELECTRONICS - 5.5%
     8,300   ADE Corp.                                                     183
     5,000   Analogic Corp.                                                184
     8,628   Avnet, Inc.                                                   544
    26,200   BAE Systems Canada, Inc.                                      308
     2,650   Bel Fuse, Inc., Class A*                                       54
     3,350   Bel Fuse, Inc., Class B                                        70
    14,400   Benchmark Electronics, Inc.*                                  533
    23,400   Checkpoint Systems, Inc.*                                     196
    17,700   Coherent, Inc.*                                               920
     5,975   CTS Corp.                                                     341
    11,650   Cubic Corp.                                                   262
    10,000   DII Group, Inc.*                                            1,131
     7,700   FLIR Systems, Inc.*                                            71
     9,600   IFR Systems, Inc.*                                             59
    30,000   Integrated Device Technology, Inc.*                         1,189
     3,100   ITI Technologies, Inc.*                                        92
     7,000   Itron, Inc.*                                                   49
     9,500   Kemet Corp.*                                                  601
     2,700   Mackie Designs, Inc.*                                          17
     4,400   Micrel, Inc.*                                                 422
       200   Moore Products Co.*                                            11
     3,200   Newport Corp.                                                 432
    15,800   Park Electrochemical Corp.                                    387
    17,300   Paxar Corp.*                                                  167
     8,700   PerkinElmer, Inc.                                             579
     1,100   Planar Systems, Inc.*                                          13
     1,300   Recoton Corp.*                                                 15
     3,300   Rofin-Sinar Technologies, Inc.*                                40
     3,900   Sheldahl, Inc.*                                                23
       800   Sparton Corp.*                                                  4
    10,500   Standard Microsystems Corp.*                                  153
     7,200   Tech-Sym Corp.*                                               145
    11,900   Thermedics, Inc.*                                              97
    16,900   Thermo Optek Corp.*                                           251
    22,800   Thermoquest Corp.*                                            382

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

     9,600   TSI, Inc.                                           $         142
    12,700   Universal Electronics, Inc.*                                  308
     4,100   Varian, Inc.*                                                 157
     2,200   Veeco Instruments, Inc.*                                      163
    10,500   Woodward Governor Co.                                         242
                                                                 -------------
                                                                        10,937
                                                                 -------------


             ENGINEERING & CONSTRUCTION - 0.6%
     3,291   Anthony & Sylvan Pools Corp.*                                  24
    22,700   Foster Wheeler Corp.                                          153
    10,700   Granite Construction, Inc.                                    289
    37,250   Morrison Knudsen Corp.*                                       275
     6,200   Pitt-Des Moines, Inc.                                         140
    14,500   Stone & Webster, Inc.                                         210
    15,383   URS Corp.*                                                    202
                                                                 -------------
                                                                         1,293
                                                                 -------------

             ENTERTAINMENT - 1.2%
     4,100   AMC Entertainment, Inc.*                                       21
     4,500   Ameristar Casinos, Inc.*                                       16
    21,000   Argosy Gaming Co.*                                            299
    40,100   Ascent Entertainment Group*                                   609
    47,000   Boyd Gaming Corp.*                                            232
     2,700   Carmike Cinemas, Inc., Class A*                                15
     5,600   GC Cos., Inc.*                                                195
     5,000   Isle of Capri Casinos, Inc.*                                   63
     6,774   Loews Cineplex Entertainment Co.*                              24
    10,800   Mikohn Gaming Corp.*                                           78
    23,637   Pinnacle Entertainment, Inc.*                                 480
    14,400   Station Casinos, Inc.*                                        314
     3,800   Vail Resorts, Inc.*                                            61
                                                                 -------------
                                                                         2,407
                                                                 -------------

             ENVIRONMENTAL CONTROL - 0.4%
     4,400   Ionics, Inc.*                                                 112
    38,472   IT Group, Inc.*                                               291
     2,029   Layne Christensen Co.*                                          9
     4,000   Mine Safety Appliances Co.                                    277
    20,275   Safety-Kleen Corp.*                                            27
    10,572   Thermo Ecotek Corp.*                                           87
                                                                 -------------
                                                                           803
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             FOOD - 0.9%
    34,818   Chiquita Brands International, Inc.*                 $        165
    30,000   Earthgrains Co.                                               446
    14,944   Imperial Sugar Co.*                                            26
    16,100   International Multifoods Corp.                                215
     6,100   J & J Snack Foods Corp.*                                      121
    18,000   Michael Foods, Inc.                                           378
     6,600   Midwest Grain Products, Inc.*                                  42
    12,650   Pilgrims Pride Corp., Class A                                  62
    25,300   Pilgrims Pride Corp., Class B                                 160
     2,400   Riviana Foods, Inc.                                            38
       540   Seaboard Corp.                                                 96
     2,714   WLR Foods, Inc.*                                               16
    12,527   Zapata Corp.*                                                  59
                                                                 -------------
                                                                         1,824
                                                                 -------------

             FOREST PRODUCTS & PAPER - 0.4%
    12,675   Chesapeake Corp.                                              375
    20,500   Pope & Talbot, Inc.                                           377
                                                                 -------------
                                                                           752
                                                                 -------------

             GAS - 1.7%
     7,300   CTG Resources, Inc.                                           271
    15,500   Eastern Enterprises, Inc.                                     928
    27,500   Energen Corp.                                                 438
     1,100   EnergyNorth, Inc.                                              64
    20,300   Northwest Natural Gas Co.                                     396
    10,900   NUI Corp.                                                     282
     4,400   Providence Energy Corp.                                       167
       600   South Jersey Industries, Inc.                                  17
     8,360   Southern Union Co.*                                           151
    27,000   Southwest Gas Corp.                                           515
    15,300   Southwestern Energy Co.                                       101
     6,700   UGI Corp.                                                     145
                                                                 -------------
                                                                         3,475
                                                                 -------------

             HAND/MACHINE TOOLS - 0.5%
     3,700   Axsys Technologies, Inc.*                                      55
     7,100   Hardinge, Inc.                                                 73
    20,600   Kennametal, Inc.                                              619
    10,400   Milacron, Inc.                                                150
     3,700   Powell Industries, Inc.*                                       36
       534   Starret (L.S.) Co., Class B                                    12
                                                                 -------------
                                                                           945
                                                                 -------------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 95.0% (CONT'D.)

             HEALTH CARE - 4.5%
    20,900   Acuson Corp.*                                               $ 310
     5,500   Advanced Neuromodulation Systems, Inc.*                       104
    10,900   American Healthways, Inc.*                                     42
    22,700   Apria Healthcare Group, Inc.*                                 328
     8,900   ATS Medical, Inc.*                                             99
     1,800   BioReliance Corp.*                                             10
     8,400   Biosite Diagnostics, Inc.*                                    205
     9,700   Clintrials Research, Inc.*                                     38
     2,500   Cohesion Technologies, Inc.*                                   37
     7,600   CONMED Corp.*                                                 190
     7,100   Cyberonics, Inc.*                                             133
    16,000   Datascope Corp.                                               508
       700   DEL Global Technologies Corp.*                                  6
     9,300   Diagnostic Products Corp.                                     227
       600   Dianon Systems, Inc.*                                          12
    22,700   Endosonics Corp.*                                             143
    12,575   Gentiva Health Services, Inc.*                                 90
    18,447   Haemonetics Corp.*                                            415
     5,500   Hologic, Inc.*                                                 44
    29,963   IDEXX Laboratories, Inc.*                                     699
     9,700   Igen International, Inc.*                                     243
     8,800   Immucor, Inc.*                                                 87
    41,100   Integrated Health Services, Inc.*                              11
    51,100   Isolyser Co., Inc.*                                           262
     2,750   LabOne, Inc.                                                   18
    54,800   Laboratory Corp. of America Holdings                          236
     1,200   Lunar Corp.*                                                   14
    53,700   Matria Healthcare, Inc.*                                      285
    17,416   Molecular Biosystems, Inc.*                                    22
     9,800   NMT Medical, Inc.*                                             41
     7,100   Orthologic Corp.*                                              43
    11,000   Polymedica Corp.*                                             646
    13,100   Prime Medical Services, Inc.*                                 116
    32,000   PSS World Medical, Inc.*                                      217
    18,700   Quest Diagnostics, Inc.*                                      743
    16,497   Quidel Corp.*                                                 115
    67,900   Quorum Health Group, Inc.*                                    683
     7,200   RehabCare Group, Inc.*                                        178
    25,800   Res-Care, Inc.*                                               242
    22,675   Sierra Health Services, Inc.*                                 112
    13,450   Sola International, Inc.*                                      82
     7,000   Spacelabs Medical, Inc.*                                      112
    26,100   Summit Technology, Inc.*                                      238

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

     7,100   Thermotrex Corp.*                                   $          73
     8,400   Trex Medical Corp.*                                            25
    14,461   Tripath Imaging, Inc.*                                        129
    23,400   United Wisconsin Services, Inc.                               130
     7,500   Urocor, Inc.*                                                  37
     8,700   Vital Signs, Inc.*                                            200
                                                                 -------------
                                                                         8,980
                                                                 -------------

             HOME BUILDERS - 2.4%
     8,200   Beazer Homes U.S.A., Inc.*                                    154
    14,500   Engle Homes, Inc.                                             141
    21,200   Kaufman & Broad Home Corp.                                    454
     6,100   M/I Schottenstein Homes, Inc.                                  96
    46,100   MDC Holdings, Inc.                                            827
    10,150   NVR, Inc.*                                                    548
    30,700   Ryland Group, Inc.                                            576
     4,100   Schuler Homes, Inc.*                                           25
     9,300   Skyline Corp.                                                 202
     3,200   Southern Energy Homes, Inc.*                                    4
    48,350   Standard Pacific Corp.                                        483
    10,200   Thor Industries, Inc.                                         248
    14,600   Toll Brothers, Inc.*                                          292
    16,150   U.S. Home Corp.*                                              614
    10,536   Webb (Del E.) Corp.*                                          156
                                                                 -------------
                                                                         4,820
                                                                 -------------

             HOME FURNISHINGS - 1.1%
     5,268   Bassett Furniture Industries, Inc.                             74
    19,200   Fedders Corp.                                                 107
     2,600   Flexsteel Industries, Inc.                                     32
    14,000   Furniture Brands International, Inc.*                         263
    12,180   Harman International, Inc.                                    731
     1,150   Knape & Vogt Manufacturing Co.                                 18
    28,600   La-Z-Boy, Inc.                                                440
    15,219   Royal Appliance Manufacturing Co.*                             75
    56,000   Sunbeam Corp.*                                                234
    17,800   Windmere-Durable Holdings, Inc.*                              262
                                                                 -------------
                                                                         2,236
                                                                 -------------

             HOUSEHOLD PRODUCTS/WARES - 0.9%
    14,500   American Business Products, Inc.*                             290
     8,400   Central Garden & Pet Co.*                                      83
    12,100   CNS, Inc.*                                                     53
     7,900   CSS Industries, Inc.*                                         151
    12,800   Harland (John H.) Co.                                         173

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

    15,000   Helen of Troy Ltd.*                                  $        103
     5,600   Hunt Corp.                                                     50
     4,400   Nashua Corp.*                                                  37
    17,800   Russ Berrie & Co., Inc.                                       329
    38,300   Standard Register Co.                                         493
     1,800   Swiss Army Brands, Inc.*                                        9
                                                                 -------------
                                                                         1,771
                                                                 -------------

             HOUSEWARES - 0.2%
    32,950   Metromedia International Group, Inc.*                         185
     6,700   Mikasa, Inc.                                                   50
     7,300   National Presto Industries, Inc.                              238
                                                                 -------------
                                                                           473
                                                                 -------------

             INSURANCE - 3.9%
    22,425   Ace Ltd.                                                      513
    14,900   Alfa Corp.                                                    264
     1,800   Allcity Insurance Co.*                                         17
    21,300   Amerus Life Holdings, Inc., Class A                           386
     6,264   Argonaut Group, Inc.                                          126
     1,900   Baldwin & Lyons, Inc., Class B                                 37
     2,400   Capitol Transamerica Corp.                                     29
    28,100   CNA Surety Corp.                                              392
     8,500   Commerce Group, Inc.                                          251
     3,300   Danielson Holding Corp.*                                       21
    29,275   Enhance Financial Services Group Co.                          413
     2,400   Farm Family Holdings, Inc.*                                    71
    24,000   FBL Financial Group, Inc., Class A                            360
    27,000   Frontier Insurance Group, Inc.*                                27
     3,200   Gainsco, Inc.                                                  19
    33,200   Harleysville Group, Inc.                                      481
    22,385   Kansas City Life Insurance Co.                                540
    10,800   LandAmerica Financial Group, Inc.                             209
       300   Meadowbrook Insurance Group, Inc.                               1
     1,368   Meridian Insurance Group, Inc.                                 17
     9,100   Midland Co.                                                   214
       100   Old Guard Group, Inc.                                           1
     3,300   Penn Treaty American Corp.*                                    55
    34,600   Presidential Life Corp.                                       476
     4,411   Professionals Group, Inc.*                                     85
     7,450   PXRE Group Ltd.                                               127
     6,533   Radian Group Inc.                                             311
    40,700   Reliance Group Holdings, Inc.                                 142
     5,300   Renaissancere Holdings Ltd.                                   217
     9,100   RLI Corp.                                                     305

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

     9,200   RTW, Inc.*                                           $         46
     6,900   SCPIE Holdings, Inc.                                          211
    26,200   Selective Insurance Group, Inc.                               447
    10,900   State Auto Financial Corp.                                     87
    11,200   Stewart Information Services Corp.                            177
    11,720   Trenwick Group, Inc.                                          166
     4,050   United Fire & Casualty Co.                                     78
     8,400   W.R. Berkley Corp.                                            194
    12,000   Zenith National Insurance Co.                                 266
                                                                 -------------
                                                                         7,779
                                                                 -------------

             INVESTMENT COMPANIES - 0.1%
    10,600   Kaiser Ventures, Inc.*                                        149
                                                                 -------------

             IRON/STEEL - 0.8%
     3,300   Carpenter Technology Corp.                                     69
    10,100   Cleveland-Cliffs, Inc.                                        240
    12,900   Gibraltar Steel Corp.                                         212
     5,300   Material Sciences Corp.*                                       72
    25,500   Oregon Steel Mills, Inc.                                       99
    23,118   Reliance Steel & Aluminum Co.                                 517
     8,225   Roanoke Electric Steel Corp.                                  140
     2,400   Ryerson Tull, Inc.                                             37
     8,900   Shiloh Industries, Inc.*                                       93
     8,300   Steel Technologies, Inc.*                                      66
                                                                 -------------
                                                                         1,545
                                                                 -------------

             LEISURE TIME - 0.2%
    11,000   American Classic Voyages Co.*                                 277
     9,700   Arctic Cat, Inc.                                               99
     1,658   Coastcast Corp.*                                               28
     2,300   Huffy Corp.*                                                   10
       200   K2, Inc.*                                                       2
                                                                 -------------
                                                                           416
                                                                 -------------

             LODGING - 0.3%
    28,150   Marcus Corp.                                                  364
    38,600   Prime Hospitality Corp.*                                      280
     3,900   Suburban Lodges of America, Inc.*                              24
     2,900   Sunburst Hospitality Corp.*                                    14
                                                                 -------------
                                                                           682
                                                                 -------------

             MACHINERY-CONSTRUCTION & MINING - 0.2%
    18,000   Astec Industries Inc.*                                        478
                                                                 -------------

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------
             COMMON STOCKS - 95.0% (CONT'D.)

             MACHINERY-DIVERSIFIED - 2.6%
    15,300   Applied Industrial Technology, Inc.                   $       245
     5,700   Applied Science & Technology, Inc.*                           172
       105   Cascade Corp.                                                   1
     2,600   CTB International Corp.*                                       18
    17,514   Detroit Diesel Corp.                                          335
    17,900   FSI International, Inc.*                                      367
     8,500   Gardner Denver, Inc.*                                         160
    14,600   Gasonics International Corp.*                                 579
     4,700   Gehl Co.*                                                      86
    29,800   Gerber Scientific, Inc.                                       575
    22,500   Imation Corp.*                                                600
    15,713   Kulicke & Soffa Industries, Inc.*                           1,007
    12,932   Magnetek, Inc.*                                               118
     2,100   Sames Corp.*                                                   30
    23,876   SpeedFam-IPEC, Inc.*                                          475
     2,800   Thermo Sentron, Inc.*                                          43
    13,500   Thomas Industries, Inc.                                       253
     8,700   Unova, Inc.*                                                  117
                                                                 -------------
                                                                         5,181
                                                                 -------------

             MEDIA - 0.8%
     1,700   Courier Corp.                                                  40
     1,850   Emmis Communications, Inc., Class A*                           86
    12,000   Lodgenet Entertainment Corp.*                                 241
    15,900   On Command Corp.*                                             238
    13,600   Paxson Communications Corp.*                                  105
    12,100   Scholastic Corp.*                                             653
     3,200   Thomas Nelson, Inc.                                            25
     3,950   Westwood One, Inc.*                                           143
                                                                 -------------
                                                                         1,531
                                                                 -------------

             METAL FABRICATE/HARDWARE - 1.0%
     5,900   Amcast Industrial Corp.                                        54
    11,300   Ampco-Pittsburgh Corp.                                        123
    14,500   Commercial Metals Co.                                         401
     5,700   Fansteel, Inc.*                                                20
    14,800   Maverick Tube Corp.*                                          480
    14,500   Quanex Corp.                                                  261
     9,100   Shaw Group, Inc.*                                             321
    11,900   Transportation Technology, Inc.*                              256
     3,400   Transtechnology Corp.                                          42
     6,100   Wolverine Tube, Inc.*                                          78
                                                                 -------------
                                                                         2,036
                                                                 -------------

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             METALS-DIVERSIFIED - 0.3%
    11,100   Brush Wellman, Inc.                                  $        196
     6,500   Century Aluminum Co.                                           89
    49,850   Hecla Mining Co.*                                              69
     4,300   Stillwater Mining Co.*                                        172
                                                                 -------------
                                                                           526
                                                                 -------------
             MINING - 0.2%
    60,325   Meridian Gold, Inc.*                                          351
     3,100   Oglebay Norton Co.                                             67
     9,448   Zemex Corp.*                                                   79
                                                                 -------------
                                                                           497
                                                                 -------------

             MISCELLANEOUS MANUFACTURING - 0.7%
     6,100   Bairnco Corp.                                                  42
    16,497   Bell Industries, Inc.*                                         53
    26,650   Griffon Corp.*                                                208
    25,500   Justin Industries, Inc.                                       459
     5,600   Katy Industries, Inc.                                          51
       400   Lynch Corp.*                                                   12
     1,400   M & F Worldwide Corp.*                                          6
     2,200   NCH Corp.                                                     100
     3,600   Osmonics, Inc.*                                                29
     3,200   Park-Ohio Holdings Corp.*                                      34
    14,000   Polymer Group, Inc.                                           178
     1,400   Quixote Corp.*                                                 17
     2,100   SPS Technologies, Inc.*                                        64
    16,533   Westinghouse Air Brake Co.                                    176
                                                                 -------------
                                                                         1,429
                                                                 -------------

             OFFICE/BUSINESS EQUIPMENT - 0.1%
    14,900   General Binding Corp.*                                        142
                                                                 -------------

             OFFICE FURNISHINGS - 0.0%
     4,090   Virco Manufacturing Corp.                                      42
                                                                 -------------

             OIL & GAS PRODUCERS - 2.5%
     8,200   Atwood Oceanics, Inc.*                                        544
    13,900   Basin Exploration, Inc.*                                      208
     3,800   Callon Petroleum Corp.*                                        46
    48,399   Chesapeake Energy Corp.*                                      157
    12,300   Chieftain International, Inc.*                                248
     1,900   Clayton Williams Energy, Inc.*                                 31
    22,900   Enterprise Products Partners L.P.                             449
     7,500   Giant Industries, Inc.*                                        67
    11,600   Harken Energy Corp.*                                           12

See Notes to the Financial Statement

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

    17,875   Houston Exploration Co.*                              $       322
    18,100   HS Resources, Inc.*                                           382
    23,343   Louis Dreyfus Natural Gas Corp.*                              794
    19,100   Meridian Resource Corp.*                                       74
    19,680   Nabors Industries, Inc.*                                      764
     2,100   Nuevo Energy Co.*                                              45
     1,500   Penn Virginia Corp.                                            26
     8,604   Swift Energy Co.*                                             154
    31,100   Tesoro Petroleum Corp.*                                       358
    16,530   Titan Exploration, Inc.*                                       83
    16,300   Unit Corp.*                                                   179
                                                                 -------------
                                                                         4,943
                                                                 -------------

             OIL & GAS SERVICES - 0.5%
     1,100   Lufkin Industries, Inc.                                        16
     6,200   RPC, Inc.                                                      59
    22,000   Stolt Comex Seaway S.A.*                                      308
    16,500   Stolt Comex Seaway S.A. ADR*                                  171
     7,500   Tetra Technologies, Inc.*                                     100
    25,100   Tuboscope, Inc.*                                              427
                                                                 -------------
                                                                         1,081
                                                                 -------------

             PACKAGING & CONTAINERS - 0.2%
     4,387   ACX Technologies, Inc.*                                        18
    22,800   Longview Fibre Co.                                            336
                                                                 -------------
                                                                           354
                                                                 -------------

             PHARMACEUTICALS - 4.5%
    11,300   Alliance Pharmaceutical Co.*                                  169
    11,400   Axys Pharmaceuticals, Inc.*                                    88
    12,842   Bergen Brunswig Corp., Class A                                 87
    27,744   Bindley Western Industries, Inc.                              376
     8,542   Block Drug Co., Class A                                       235
    27,151   Carter-Wallace, Inc.                                          509
    12,900   Cephalon, Inc.*                                               484
     3,500   Chirex, Inc.*                                                  67
     9,400   Corixa Corp.*                                                 388
    17,800   Dura Pharmaceuticals, Inc.*                                   219
    11,441   Gilead Sciences, Inc.*                                        725
     6,866   Herbalife International, Inc., Class A                         97
    19,100   Immune Response Corp.*                                        220
     4,600   Matrix Pharmaceutical, Inc.*                                   47
     4,200   Medarex, Inc.*                                                211
    24,000   NABI, Inc. *                                                  162
    40,800   NBTY, Inc.*                                                   558

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

    11,574   Neurocrine Biosciences, Inc.*                         $       269
     5,500   Neurogen Corp.*                                               170
     9,800   NPS Pharmaceuticals, Inc.*                                    148
     2,200   Onyx Pharmaceuticals, Inc.*                                    31
    25,300   OSI Pharmaceuticals, Inc.*                                    493
    30,000   Perrigo Co.*                                                  228
    24,800   Pharmaceutical Resources, Inc.*                               155
    14,335   Priority Healthcare Corp., Class A*                           659
    82,100   Rexall Sundown, Inc.*                                       1,160
    39,100   Scios, Inc.*                                                  203
     6,800   SICOR, Inc.*                                                   71
    11,800   Syncor International Corp.*                                   389
    25,400   Veterinary Centers of America, Inc.*                          349
                                                                 -------------
                                                                         8,967
                                                                 -------------

             PIPELINES - 0.3%
    36,800   Western Gas Resources, Inc.                                   584
                                                                 -------------

             REAL ESTATE - 0.6%
     9,300   Avatar Holdings, Inc.*                                        186
     2,000   Echelon International Corp.*                                   68
    15,600   Getty Realty Corp.                                            175
     5,533   Jones Lang LaSalle, Inc.*                                      86
    22,450   LNR Property Corp.                                            428
    13,900   Trammell Crow Co,*                                            154
    16,100   Wellsford Real Properties, Inc. *                             140
                                                                 -------------
                                                                         1,237
                                                                 -------------

             REAL ESTATE INVESTMENT TRUSTS - 0.2%
    10,600   Sovran Self Storage, Inc.                                     215
    15,000   Winston Hotels, Inc.                                          116
                                                                 -------------
                                                                           331
                                                                 -------------

             RETAIL - 4.5%
    15,000   AnnTaylor Stores Corp.*                                       345
     5,098   Baker (J.), Inc.                                               36
     9,600   Blair Corp.                                                   154
    38,915   Bob Evans Farms, Inc.                                         486
    20,100   Bombay Co. (The), Inc.*                                        67
    16,500   Brown Shoe Co., Inc.                                          198
    17,200   Buffets, Inc.*                                                155
    47,720   Burlington Coat Factory Warehouse Co.                         820
    27,900   Cash America International, Inc.                              347
    11,925   CEC Entertainment, Inc.*                                      323
   100,500   Charming Shoppes, Inc.*                                       572

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 95.0% (CONT'D.)

             RETAIL - 4.5% (CONT'D.)
     7,900   Chart House Enterprises, Inc.*                         $       41
    15,800   CKE Restaurants, Inc.*                                        101
    15,600   Copart, Inc.*                                                 273
    17,000   Creative Computers, Inc.*                                     186
     9,900   Discount Auto Parts, Inc.*                                     88
    19,172   Dress Barn, Inc.*                                             369
    10,637   Drug Emporium, Inc.*                                           43
     1,500   Duckwall-Alco Stores, Inc.*                                    12
     1,521   Egghead.com, Inc.*                                             11
     9,100   Gottschalks, Inc.*                                             48
    20,900   Haverty Furniture, Inc.                                       222
    44,000   Heilig-Meyers Co.                                             173
    23,500   Hollywood Entertainment Corp.*                                189
    32,550   Homebase, Inc.*                                                65
    24,450   Intertan, Inc.*                                               336
    10,000   J. Jill Group, Inc.*                                           39
    19,400   Jan Bell Marketing, Inc.*                                      56
    13,500   Jo-Ann Stores, Inc., Class A*                                 113
     8,700   Just For Feet, Inc.*                                            1
     6,600   Lillian Vernon Corp.                                           63
    36,100   Lone Star Steakhouse & Saloon, Inc.*                          368
     8,937   Movado Group Co.                                               90
    24,900   Musicland Stores Corp.*                                       159
       300   Quality Dining, Inc.*                                           1
     5,700   Rare Hospitality International, Inc.*                         111
     4,200   Rex Stores Corp.*                                             107
    49,000   Ryan's Family Steak Houses, Inc.*                             469
       500   S & K Famous Brands, Inc.*                                      4
    22,500   Shopko Stores, Inc.*                                          399
        18   Sound Advice, Inc.*                                             -
     7,400   Sport Supply Group, Inc.*                                      44
     7,050   Sports Authority (The), Inc.*                                  18
     5,500   Syms Corp.*                                                    22
        75   Talbots, Inc.                                                   4
     4,100   TCBY Enterprises, Inc.                                         24
     2,000   Tractor Supply Co.*                                            41
    19,200   Trans World Entertainment Co.*                                192
     4,158   Ubid, Inc.*                                                   122
    13,700   Ugly Duckling Corp.*                                          105
    18,100   United Auto Group, Inc.*                                      159
     4,840   Uno Restaurant Corp.*                                          53
    23,640   Value City Department Stores, Inc.*                           328

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

    38,446   Venator Group, Inc.*                                $         344
     1,200   Wolohan Lumber Co.                                             13
                                                                 -------------
                                                                         9,109
                                                                 -------------
             SAVINGS & LOANS - 2.5%
     8,114   Alliance Bancorp                                              145
     1,700   Ambanc Holding Co., Inc.                                       23
       160   Ameriana Bancorp, Inc.                                          1
     4,600   American Bank Connecticut                                      95
    10,664   Anchor Bancorp Wisconsin, Inc.                                169
     4,375   Andover Bancorp, Inc.                                         125
     5,050   Coastal Bancorp, Inc.                                          83
     5,000   Commonwealth Bancorp, Inc.                                     63
     5,700   Dime Community Bancshares                                      90
    33,274   Downey Financial Corp.                                        707
       566   FFLC Bancorp, Inc.                                              6
     1,400   FFY Financial Corp.                                            15
     1,800   Fidelity Bankshares, Inc.                                      25
     1,100   First Defiance Financial Corp.                                  9
     5,100   First Essex Bancorp, Inc.                                      79
       300   First Fed Bankshares of Arkansas, Inc.                          4
    12,100   First Federal Capital Corp.                                   141
    14,060   First Indiana Corp.                                           260
     6,000   First Northern Capital Corp.                                   75
    30,917   First Sentinel Bancorp, Inc.                                  238
     4,310   First Washington Bancorp, Inc.                                 79
    17,000   First Federal Financial Corp.*                                225
     2,300   Flushing Financial Corp.                                       31
       500   Hawthorne Financial Corp.*                                      4
       100   HF Financial Corp.                                              1
     1,150   HMN Financial, Inc.                                            12
       600   Home Bancorp, Inc.                                              9
     2,825   Home Federal Bancorp                                           50
     1,290   Horizon Financial Corp.                                        12
       500   Industrial Bancorp, Inc.                                        5
     2,100   ITLA Capital Corp.*                                            27
     6,800   Jefferson Savings Bancorp, Inc.                                76
    18,103   MAF Bancorp, Inc.                                             293
     6,600   Medford Bancorp, Inc.                                          94
     1,525   Monterey Bay Bancorp, Inc.                                     13
       100   North Central Bancshares, Inc.                                  1
     8,400   OceanFirst Financial Corp.                                    132
    51,800   Ocwen Financial Corp.*                                        401
     2,064   Ottawa Financial Corp.                                         36
       200   Parkvale Financial Corp.                                        3

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

     2,400   Pennfed Financial Services, Inc.                       $       34
       400   Permanent Bancorp, Inc.                                         7
     8,500   PFF Bancorp, Inc.                                             132
       368   Quaker City Bancorp, Inc.*                                      5
    19,490   Queens County Bancorp, Inc.                                   352
       300   Richmond County Financial Corp.                                 5
     7,700   St. Francis Capital Corp.                                     108
       400   Staten Island Bancorp, Inc.                                     7
       900   Sterling Financial Corp.*                                       9
    18,912   Webster Financial Corp.                                       435
     3,365   Westcorp                                                       47
       100   WVS Financial Corp.                                             1
     1,897   York Financial Corp.                                           26
                                                                 -------------
                                                                         5,025
                                                                 -------------

             SEMICONDUCTORS - 6.9%
       600   Align-Rite International, Inc.*                                16
    19,125   Amkor Technology, Inc.*                                     1,015
    27,777   Applied Materials, Inc.*                                    2,618
    46,900   Cirrus Logic, Inc.*                                           856
     5,425   Cree, Inc.*                                                   612
    13,200   Cypress Semiconductor Corp.*                                  651
    10,300   Dallas Semiconductor Corp.                                    362
    10,400   Electroglas, Inc.*                                            356
    20,800   ESS Technology, Inc.*                                         364
     8,700   Exar Corp.*                                                   623
     4,900   Integrated Silicon Solution, Inc.*                            144
    25,400   International Rectifier Corp.*                                968
    18,000   Lam Research Corp.*                                           811
     2,575   Lattice Semiconductor Corp.*                                  174
     3,000   Mattson Technology, Inc.*                                     128
    27,615   MEMC Electronic Materials, Inc.*                              556
     1,900   Micro Linear Corp.*                                            16
     1,800   MIPS Technologies, Inc., Class A*                             100
    12,758   Oak Technology, Inc.*                                         246
     6,300   OPTi, Inc.*                                                    33
     7,057   Phoenix Technologies Ltd.*                                    149
    31,200   Pioneer Standard Electronics, Inc.                            491
     5,700   Richardson Electronics Ltd.                                    63
    21,200   Silicon Valley Group, Inc.*                                   583
     8,200   Transwitch Corp.*                                             788
    12,300   Triquint Semiconductor, Inc.*                                 904
    14,000   Ultratech Stepper, Inc.*                                      200
                                                                 -------------
                                                                        13,827
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             SOFTWARE - 5.3%
     3,100   3Dfx Interactive, Inc.*                              $         37
    13,200   AVT Corp.*                                                    156
    30,950   Broadvision, Inc.*                                          1,389
    11,300   DIGI International, Inc.*                                     105
     1,500   Go2net, Inc.*                                                 121
     1,375   HNC Software*                                                  99
    12,500   Indus International, Inc.*                                    105
    36,900   Information Resources, Inc.*                                  295
    10,975   Informix Corp.*                                               186
    39,500   Inprise Corp.*                                                269
     4,200   Inso Corp.*                                                    57
    14,950   Mercury Interactive Corp.*                                  1,185
     4,200   Micromuse, Inc.*                                              583
    15,000   Microstrategy, Inc.*                                        1,306
    16,511   Netmanage, Inc.*                                               93
     8,600   Netopia, Inc.*                                                619
     2,900   Peregrine Systems, Inc.*                                      194
    11,200   Progress Software Corp.*                                      263
     4,650   QAD, Inc.*                                                     41
     7,325   S1 Corp.*                                                     628
    37,125   Santa Cruz Operation, Inc.*                                   348
    35,673   Scansoft, Inc.*                                               181
       245   Schawk, Inc.                                                    2
     2,700   Trident Microsystems, Inc.*                                    28
     3,263   U.S. Internetworking, Inc.*                                   126
    15,000   Verity, Inc.*                                                 611
     5,300   VerticalNet, Inc.*                                            721
    39,400   Walker Interactive Systems, Inc.*                             318
       250   Zap.com Corp.*                                                  2
     1,900   Ziff-Davis, Inc. *                                             40
     7,900   Zixit Corp.*                                                  575
                                                                 -------------
                                                                        10,683
                                                                 -------------

             TELECOMMUNICATION EQUIPMENT - 3.1%
     4,100   Advanced Fibre Communication, Inc.*                           257
    14,800   Allen Telecom, Inc.*                                          236
     5,400   Centigram Communications Corp.*                               103
     7,300   Commscope, Inc.*                                              333
    29,400   Corsair Communications, Inc.*                                 562
     5,900   Dynatech Corp.*                                                85
     8,125   EMS Technologies, Inc.*                                       163
    36,050   Glenayre Technologies, Inc.*                                  633
     1,525   Harmonic, Inc.*                                               127
    13,200   Interdigital Communication Corp.*                             333

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 95.0% (CONT'D.)

             TELECOMMUNICATION/
             EQUIPMENT - 3.1% (CONT'D.)
     1,800   NetOptix Corp.*                                        $      309
    23,100   Network Equipment Tech, Inc.*                                 231
     3,300   Ortel Corp.*                                                  619
    43,400   Pairgain Technologies, Inc.*                                  811
     4,100   Proxim, Inc.*                                                 525
    14,200   Spectralink Corp.*                                            256
     7,800   Symmetricom, Inc.*                                             82
    13,350   Telxon Corp.                                                  234
    18,132   VTEL Corp.*                                                   141
    10,303   World Access, Inc.*                                           197
                                                                 -------------
                                                                         6,237
                                                                 -------------

             TELECOMMUNICATIONS - 1.4%
     3,600   Aerial Communications, Inc.*                                  205
     7,800   Aspect Communications Corp.*                                  289
     7,000   Commonwealth Telephone Enterprise, Inc.*                      329
     7,400   Davel Communications, Inc.*                                    18
     9,300   IDT Corp.*                                                    386
     6,500   ITC Deltacom, Inc.*                                           232
    45,625   Metrocall, Inc.*                                              456
     5,000   Powertel, Inc.*                                               346
     3,699   Voicestream Wireless Corp.*                                   477
                                                                 -------------
                                                                         2,738
                                                                 -------------

             TELEPHONE - 0.4%
     6,680   Atlantic Tele-Network, Inc.                                    79
     2,675   Intermedia Communications, Inc.*                              129
    12,877   Roseville Communications Co.                                  541
     1,250   Viatel, Inc.*                                                  63
                                                                 -------------
                                                                           812
                                                                 -------------

             TEXTILES - 0.1%
     3,200   Angelica Corp.                                                 32
     5,700   Dixie Group, Inc.*                                             25
    12,125   Guilford Mills, Inc.                                           93
     4,462   Pillowtex Corp.*                                               18
     8,400   Unifirst Corp.                                                 94
                                                                 -------------
                                                                           262
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             TRANSPORTATION - 2.6%
    19,200   American Freightways Corp.*                          $        287
     9,217   Arkansas Best Corp.*                                           97
    14,400   Arnold Industries, Inc.                                       184
    15,500   Circle International Group, Inc.                              403
    12,300   Consolidated Freightways Corp.*                                73
    24,050   Fritz Cos., Inc.*                                             243
    11,400   Frozen Food Express Industries, Inc.*                          38
    19,495   J.B. Hunt Transport Services, Inc.                            267
    16,312   Kirby Corp.*                                                  322
     7,600   Kitty Hawk, Inc.*                                              36
     6,400   Landstar System, Inc.*                                        350
     3,700   Maritrans, Inc.                                                22
    12,800   M.S. Carriers, Inc.*                                          301
    13,000   Offshore Logistics*                                           180
     4,200   Old Dominion Freight Lines, Inc.*                              50
    30,300   Overseas Shipholding Group Co.                                695
     1,100   Patriot Transportation Holding Co.*                            23
     8,000   RailAmerica, Inc.*                                             54
    13,650   Roadway Express, Inc.                                         276
    16,300   Teekay Shipping Corp.                                         449
    30,000   Werner Enterprises, Inc.                                      510
    16,007   Yellow Corp.*                                                 295
                                                                 -------------
                                                                         5,155
                                                                 -------------

             TRUCKING & LEASING - 0.5%
    27,525   AMERCO, Inc.*                                                 506
     9,814   Greenbrier Cos., Inc.                                          77
    25,950   Interpool, Inc.                                               170
     4,511   Xtra Corp.*                                                   171
                                                                 -------------
                                                                           924
                                                                 -------------

             WATER - 0.9%
    10,400   American States Water Co.                                     309
     8,400   California Water Service Group Co.                            192
     6,600   E'town Corp.                                                  417
    13,684   Philadelphia Suburban Corp.                                   248
     3,700   SJW Corp.                                                     433
     5,968   United Water Resources, Inc.                                  207
                                                                 -------------
                                                                         1,806
                                                                 -------------

             Total Common Stocks
             (cost $173,565)                                           190,171
                                                                 -------------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

 PRICIPAL
 AMOUNT                                                                  VALUE
 (000S)                                                                 (000S)
-------------------------------------------------------------------------------

             CORPORATE BONDS - 0.0%
             (cost $16)

   $22,140   Vicwest Corp.,*
             12.50%, 3/10/07                                     $          15
                                                                 -------------


NUMBER
OF SHARES
---------
             WARRANTS - 0.1%

     7,778   Arch Communications Group, Inc.*                                9
     8,856   Jannock Properites Ltd.*                                        8
       900   Lynch Interactive Corp.*                                      117
       589   Paragon Trade Brands, Inc.*                                     2
        50   Xytronyx, Inc.*                                                 -
         8   York Research Corp.*                                            -
                                                                 -------------

             Total Warrants
             (cost $0)                                                     136
                                                                 -------------

             OTHER - 0.0%

    10,000   Escrow American Medical
             Electronics, Inc.*                                              -
       220   Escrow Millicom American Satellite, Inc.*                       -
       300   Escrow Northeast Bancorp, Inc.*                                 -
       589   Escrow Paragon Trade Brands*                                    -
     4,500   Escrow Strawbridge & Clothier, Inc.*                            -
                                                                 -------------

             Total Other
             (cost $0)                                                       -
                                                                 -------------


 PRICIPAL
 AMOUNT                                                                  VALUE
 (000S)                                                                 (000S)
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS - 4.6%

    $8,287   UBS. A.G., Grand Cayman,
             Eurodollar Time Deposits,
             6.375%, 4/3/00                                      $       8,287
     1,000   U.S. Treasury Bill,<F1>
             5.60%, 6/22/00                                                987
                                                                 -------------

             Total Short-Term Investments
             (cost $9,271)                                               9,274
                                                                 -------------

             Total Investments - 99.7%
             (cost $182,852)                                           199,596

             Other Assets less Liabilities - 0.3%                          612
                                                                 -------------

             NET ASSETS - 100.0%                                      $200,208
                                                                 =============




OPEN FUTURES CONTRACTS:

                               Notional                            Unrealized
                  Number of     Amount     Contract     Contract   Gain (Loss)
                  Contracts     (000s)     Position       Exp.       (000s)
------------------------------------------------------------------------------
Russell 2000         25         $6,817        Long        6/00       $(513)
S&P/Barra Value      18          2,769        Long        6/00         143
                                                                     -------
                                                                     $(370)
                                                                     =======


<F1> Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

SMALL CAP GROWTH FUND


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

COMMON STOCKS - 98.5%

             BANKS - 2.6%
   270,000   Imperial Bancorp*                                   $       8,370
    85,700   Silicon Valley Bancshares*                                  6,160
                                                                 -------------
                                                                        14,530
                                                                 -------------

             BIOTECHNOLOGY - 1.1%
    78,900   Inhale Therapeutic Systems, Inc.*                           5,878
                                                                 -------------

             BUILDING MATERIALS - 1.0%
   380,200   U.S. Aggregates, Inc.                                       5,465
                                                                 -------------

             CHEMICALS - 1.7%
   265,300   Spartech Corp.                                              9,120

                                                                 -------------

             CLOSED-END FUNDS - 0.9%
   169,000   H & Q Life Sciences Investors Fund                          4,901
                                                                 -------------

             COMMERCIAL SERVICES - 5.1%
    58,300   Aurora Biosciences Corp.*                                   2,383
   325,800   Plexus Corp.*                                              21,706
   205,500   Steiner Leisure Ltd.*                                       3,956
                                                                 -------------
                                                                        28,045
                                                                 -------------

             COMPUTERS - 3.6%
    10,544   ArrowPoint Communications, Inc.*                            1,249
   185,000   National Computer Systems, Inc.                             9,389
   150,000   RadiSys, Inc.*                                              9,019
                                                                 -------------
                                                                        19,657
                                                                 -------------

             ELECTRONICS - 4.0%
    89,100   Anadigics, Inc.*                                            5,881
   275,800   Mettler Toledo International, Inc.*                        11,291
    37,000   Newport Corp.                                               4,995
                                                                 -------------
                                                                        22,167
                                                                 -------------

             ENTERTAINMENT - 1.6%
   413,300   Station Casinos, Inc.*                                      9,015
                                                                 -------------

             FOOD - 2.9%
   395,000   Hain Food Group, Inc.*                                     11,183
   120,000   Whole Foods Market, Inc.*                                   4,972
                                                                 -------------
                                                                        16,155
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

COMMON STOCKS - 98.5%

             HEALTH CARE - 8.0%
    84,900   ArthroCare Corp.*                                   $       7,811
   216,100   INAMED Corp.*                                              10,697
   228,000   Novoste Corp.*                                              9,120
    76,600   Techne Corp.*                                               5,285
   220,800   Universal Health Services, Inc., Class B*                  10,819
                                                                 -------------
                                                                        43,732
                                                                 -------------

             INSURANCE - 1.6%
   272,200   Gallagher, Arthur J. & Co.                                  8,847
                                                                 -------------

             LEISURE TIME - 1.3%
   289,000   American Classic Voyager*                                   7,279
                                                                 -------------

             MACHINERY-DIVERSIFIED - 2.5%
   106,900   Advanced Energy Industries, Inc.*                           5,452
   148,700   Cognex Corp.*                                               8,578
                                                                 -------------
                                                                        14,030
                                                                 -------------

             MEDIA - 1.6%
   207,100   Citadel Communications Corp.*                               8,737
                                                                 -------------

             MISCELLANEOUS MANUFACTURING - 2.0%
   294,700   Pentair, Inc.                                              10,922
                                                                 -------------

             OIL & GAS PRODUCERS - 3.6%
   354,600   Marine Drilling Co., Inc.*                                  9,730
   286,300   Triton Energy Ltd.*                                        10,038
                                                                 -------------
                                                                        19,768
                                                                 -------------

             PHARMACEUTICALS - 3.7%
   220,000   Medicis Pharmaceutical Corp., Class A*                      8,800
   178,200   Titan Pharmaceuticals, Inc.*                                5,546
   119,400   Trimeris, Inc.*                                             5,963
                                                                 -------------
                                                                        20,309
                                                                 -------------

             REAL ESTATE INVESTMENT TRUSTS -1.9%
   191,000   Pinnacle Holdings, Inc.*                                   10,553
                                                                 -------------

             RETAIL - 9.1%
   418,300   Linens 'n Things, Inc.*                                    14,327
   181,800   P.F. Chang's China Bistro, Inc.*                            6,022
   235,000   Men's Wearhouse, Inc.*                                      6,962
   396,100   Too, Inc.*                                                 12,502
   231,500   Tweeter Home Entertainment Group*                          10,244
                                                                 -------------
                                                                        50,057
                                                                 -------------
See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             SEMICONDUCTORS - 6.4%
   140,000   ACT Manufacturing, Inc.*                             $      7,831
    68,200   Alpha Industries*                                           6,479
   199,000   ATMI, Inc.*                                                 9,502
   119,300   MIPS Technologies, Inc., Class A                            6,636
    34,300   QLogic Corp.*                                               4,648
                                                                 -------------
                                                                        35,096
                                                                 -------------

             SOFTWARE - 12.5%
   127,400   Actuate Corp.*                                              6,856
   145,000   BackWeb Technologies Ltd.*                                  4,984
   123,400   Great Plains Software, Inc.*                                6,586
   134,600   Marimba, Inc.*                                              5,939
    69,100   Mercury Interactive Corp.*                                  5,476
   117,300   Peregrine Systems, Inc.*                                    7,867
    75,542   Register.com, Inc.*                                         5,250
   315,700   Serena Software, Inc.*                                     10,063
    66,800   TIBCO Software, Inc.*                                       5,444
     6,098   ValueClick, Inc.*                                             128
   144,200   Webtrends Corp.*                                           10,382
                                                                 -------------
                                                                        68,975
                                                                 -------------

             TELECOMMUNICATION EQUIPMENT - 18.8%
   247,400   CapRock Communications Corp.*                              12,123
   260,100   C-COR.net Corp.*                                           12,745
   166,000   Clearnet Communications, Inc., Class A*                     6,837
    72,300   Ditech Communications Corp.*                                7,668
   116,700   Harmonic, Inc.*                                             9,715
   105,800   Powerwave Technologies, Inc.*                              13,225
    77,500   Proxim, Inc.*                                               9,920
   337,000   SBA Communications Corp.*                                  14,827
    48,200   SDL, Inc.*                                                 10,261
   218,600   Spectrasite Holdings, Inc.*                                 6,189
                                                                 -------------
                                                                       103,510
                                                                 -------------

             TRANSPORTATION - 1.0%
   245,800   EGL, Inc.*                                                  5,746
                                                                 -------------

             Total Common Stocks
             (cost $497,116)                                           542,494
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS - 2.3%

   $ 1,806   Norwest Bank, Grand Cayman,
             Eurodollar Time Deposits,
             6.313%, 4/3/00                                       $      1,806
    10,937   UBS A.G., Grand Cayman,
             Eurodollar Time Deposits,
             6.375%, 4/3/00                                             10,937
                                                                      --------

             Total Short-Term Investments
             (cost $12,743)                                             12,743
                                                                      --------

             Total Investments - 100.8%
             (cost $509,859)                                           555,237

             Liabilities Less Other Assets - (0.8)%                    (4,626)
                                                                      --------

             NET ASSETS - 100.0%                                      $550,611
                                                                      ========

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

INTERNATIONAL GROWTH EQUITY FUND


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 92.2%

             FINLAND - 1.5%
    25,000   Nokia Oyj ADR                                       $       5,431
    80,000   Sonera-Yhtyma Oyj                                           5,458
                                                                 -------------
                                                                        10,889
                                                                 -------------

             FRANCE - 11.4%
    40,000   Alcatel S.A.                                                8,777
   170,000   Aventis S.A.                                                9,272
    67,000   Axa - UAP                                                   9,495
   110,000   Banque Nationale de Paris                                   8,684
    30,000   Cap Gemini S.A.                                             8,124
    56,000   Suez Lyonnaise                                              9,624
   225,000   Thomson CSF                                                 9,150
   125,000   Total S.A. ADR                                              9,203
    70,000   Vivendi                                                     8,071
                                                                 -------------
                                                                        80,400
                                                                 -------------

             GERMANY - 9.5%
    23,000   Allianz A.G.                                                9,365
   250,000   Bayer A.G.                                                 11,219
    85,000   Deutsche Bank A.G.                                          5,649
    90,000   Deutsche Telekom                                            7,251
   110,000   HypoVereinsbank                                             6,789
     6,000   Intershop Communications A.G.*                              3,026
     9,500   SAP A.G.                                                    6,841
    90,000   SGL Carbon A.G.                                             6,890
   200,000   Veba A.G.                                                  10,220
                                                                 -------------
                                                                        67,250
                                                                 -------------

             HONG KONG - 1.5%
 3,000,000   Beijing Enterprises Holdings Ltd.                           3,602
 4,999,000   China Resources Enterprise Ltd.                             6,869
                                                                 -------------
                                                                        10,471
                                                                 -------------

             ITALY -  4.3%
   280,000   Assicurazioni Generali                                      7,765
   625,000   Bulgari S.p.A.                                              6,914
   550,000   Telecom Italia Mobile S.p.A.                                6,747
 2,200,000   Unicredito Italiano S.p.A.                                  8,757
                                                                 -------------
                                                                        30,183
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             JAPAN - 28.7%
   155,000   Canon, Inc.                                         $       6,725
   125,000   Circle K Japan Co. Ltd.                                     5,204
     1,500   East Japan Railway Co.                                      7,780
   875,000   Fuji Bank Ltd.                                              8,233
   140,000   Fujitsu Ltd.                                                4,300
   460,000   Hitachi Ltd.                                                5,467
   600,000   Kirin Brewery Co. Ltd.                                      7,348
 1,250,000   Komatsu Ltd.                                                5,947
   255,000   Matsushita Electric Industrial Co.                          7,633
   675,000   Mitsubishi Estate Co. Ltd.                                  7,325
 1,000,000   Mitsui & Co. Ltd.                                           8,092
 1,650,000   Mitsui Marine & Fire Insurance Ltd.                         7,432
   200,000   NEC Corp.                                                   5,908
   650,000   Nikko Securities Co. Ltd.                                   9,848
    40,000   Nintendo Co. Ltd.                                           7,039
       750   Nippon Telegraph & Telephone Corp.                         11,920
   260,000   Omron Corp.                                                 7,402
   300,000   Onward Kashiyama Co. Ltd.                                   3,627
   240,000   Ricoh Co. Ltd.                                              5,148
    12,000   Rohm Co. Ltd.                                               4,177
   385,000   Sankyo Co. Ltd.                                             9,704
   600,000   Sanwa Bank Ltd.                                             6,248
   800,000   Sekisui House Ltd.                                          7,340
   125,000   Shin-Etsu Chemical Co.                                      7,593
   300,000   Shiseido Co. Ltd.                                           4,080
    18,000   Sony Corp.                                                  2,545
    18,000   Sony Corp. Bonus Shares*                                    2,562
   350,000   Sumitomo Bank Ltd.                                          5,221
   520,000   Sumitomo Electric Industries Ltd.                           7,336
   700,000   Takashimaya Co. Ltd.                                        5,719
   150,000   Toyota Motor Corp.                                          7,854
                                                                 -------------
                                                                       202,757
                                                                 -------------

             NETHERLANDS - 7.7%
   300,000   Buhrmann N.V.                                               7,607
    35,000   Equant N.V.*                                                2,977
   160,000   ING Groep N.V.                                              8,666
    33,000   Koninklijke (Royal) Philips
             Electronics N.V. ADR                                        5,653
   175,000   Royal Dutch Petroleum Co. ADR                              10,074
   165,000   Unilever N.V. ADR                                           7,941
   100,000   VNU N.V.*                                                   5,890
   250,000   Wolters Kluwer N.V.                                         5,741
                                                                 -------------
                                                                        54,549
                                                                 -------------

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             NORWAY - 1.1%
   200,000   Norsk Hydro A.S.A.                                  $       7,572
                                                                 -------------

             PHILIPPINES - 0.9%
   300,000   Philippine Long Distance Telephone Co.                      6,565
                                                                 -------------

             PORTUGAL - 0.7%
   375,000   Portugal Telecom S.A.                                       4,808
                                                                 -------------

             SINGAPORE - 0.9%
   475,000   DBS Group Holdings Ltd.                                     6,276
                                                                 -------------

             SOUTH KOREA - 1.6%
   350,000   Korea Electric Power Corp. ADR                              5,534
   200,000   Pohang Iron & Steel Co. ADR                                 5,500
                                                                 -------------
                                                                        11,034
                                                                 -------------
             SPAIN - 1.0%
   475,000   Banco Bilbao Vizcaya Argentaria S.A.                        6,982
                                                                 -------------

             SWEDEN - 1.7%
   315,000   SKF AB                                                      7,000
    55,000   Telefonaktiebolaget LM Ericsson AB ADR                      5,160
                                                                 -------------
                                                                        12,160
                                                                 -------------

             SWITZERLAND - 4.5%
   180,000   Carrier1 International S.A. ADR*                            3,488
    55,000   New ABB Ltd.                                                6,318
     9,500   Novartis A.G.                                              12,993
       800   Roche Holding A.G.                                          8,689
                                                                 -------------
                                                                        31,488
                                                                 -------------

             UNITED KINGDOM - 14.0%
   325,000   Barclays PLC                                                8,617
   175,000   BP Amoco PLC ADR                                            9,286
   375,000   British Telecom PLC                                         7,029
 1,000,000   Canary Wharf Group PLC*                                     5,647
   350,000   Carlton Communications PLC                                  4,246
 1,100,000   Diageo PLC                                                  8,265
   150,000   Glaxo Wellcome PLC ADR                                      8,598
   150,000   Logica PLC                                                  5,028
 1,400,000   Marks & Spencer PLC                                         5,595
   950,000   Reed International PLC                                      6,937
   275,000   Reuters Group PLC                                           5,580
   320,000   Sema Group PLC                                              6,391
 1,700,000   Tesco PLC                                                   5,661
   220,000   Vodafone AirTouch PLC ADR                                  12,225
                                                                 -------------
                                                                        99,105
                                                                 -------------


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             UNITED STATES - 1.2%
   115,000   Schlumberger Ltd. ADR                               $       8,798
                                                                 -------------

             Total Common Stocks
             (cost $606,711)                                           651,287
                                                                 -------------

PRINCIPAL
AMOUNT
(000S)
---------
             SHORT-TERM INVESTMENT - 7.9%
             (cost $55,497)

   $55,497   UBS A.G., Grand Cayman
             Eurodollar Time Deposits,
             6.375%, 4/3/00                                             55,497
                                                                 -------------

             Total Investments - 100.1%
             (cost $662,208)                                           706,784

             Liabilities less Other Assets - (0.1)%                      (231)
                                                                 -------------

             NET ASSETS - 100.0%                                      $706,553
                                                                 =============


At March 31, 2000, the International Growth Equity Fund's investments were diversified as follows:

Industry
Sector
---------------------------------------
Auto                              1.2 %
Basic Industries/Energy           6.6
Capital Goods                     8.8
Chemicals                         2.9
Conglomerates                     1.6
Consumer Goods                    5.9
Financial Services               19.0
Food                              5.1
Media                             4.4
Pharmaceuticals                   7.5
Real Estate                       2.0
Retail                            2.5
Support Services                  1.2
Technology                       13.5
Telecommunications               10.5
Transportation                    1.2
Utilities                         5.1
Other                             1.0
                          -----------
Total                          100.0%
                          -----------

SCHEDULES OF INVESTMENTS MARCH 31, 2000

INTERNATIONAL SELECT EQUITY FUND

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             COMMON STOCKS - 92.3%

             FINLAND - 1.0%
    12,000   Nokia Oyj ADR                                       $       2,607
                                                                 -------------

             FRANCE - 14.0%
    17,000   Alcatel S.A.                                                3,730
    80,013   Aventis S.A.                                                4,364
    35,000   Axa - UAP                                                   4,960
    50,000   Banque Nationale de Paris                                   3,947
    14,000   Cap Gemini S.A.                                             3,792
    20,000   Suez Lyonnaise                                              3,437
    90,000   Thomson CSF                                                 3,660
    65,000   Total S.A. ADR                                              4,786
    30,000   Vivendi                                                     3,459
                                                                 -------------
                                                                        36,135
                                                                 -------------

             GERMANY - 8.4%
    11,000   Allianz A.G.                                                4,479
   115,000   Bayer A.G.                                                  5,161
    65,000   Bayerische Motoren Werke (BMW) A.G.                         4,012
     4,000   Intershop Communications A.G.*                              2,017
     4,000   SAP A.G.                                                    2,880
    40,000   SGL Carbon A.G.                                             3,062
                                                                 -------------
                                                                        21,611
                                                                 -------------

             HONG KONG - 2.3%
 1,600,000   Beijing Enterprises Holdings Ltd.                           1,921
 2,900,000   China Resources Enterprises Ltd.                            3,985
                                                                 -------------
                                                                         5,906
                                                                 -------------

             ITALY - 2.9%
   125,000   Assicurazioni Generali                                      3,466
   325,000   Telecom Italia Mobile S.p.A.                                3,987
                                                                 -------------
                                                                         7,453
                                                                 -------------

             JAPAN - 28.6%
    90,000   Canon, Inc.                                                 3,905
   100,000   Circle K Japan Co. Ltd.                                     4,163
   375,000   Citizen Watch Co. Ltd.                                      3,163
   450,000   Fuji Bank Ltd.                                              4,234
    80,000   Fujitsu Ltd.                                                2,457
   250,000   Hitachi Ltd.                                                2,971
   300,000   Kirin Brewery Co. Ltd.                                      3,674
   130,000   Matsushita Electric Industrial Co.                          3,891
   250,000   Mitsubishi Estate Co. Ltd.                                  2,713


NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------


   550,000   Mitsui & Co. Ltd.                                    $      4,451
   800,000   Mitsui Marine & Fire Insurance Ltd.                         3,604
   125,000   NEC Corp.                                                   3,692
    16,000   Nintendo Co. Ltd.                                           2,816
       300   Nippon Telegraph & Telephone Corp.                          4,768
   160,000   Sankyo Co. Ltd.                                             4,033
   350,000   Sanwa Bank Ltd.                                             3,644
   400,000   Sekisui House Ltd.                                          3,670
   300,000   Shiseido Co. Ltd.                                           4,080
   315,000   Sumitomo Electric Industries Ltd.                           4,444
   400,000   Takashimaya Co. Ltd.                                        3,268
                                                                 -------------
                                                                        73,641
                                                                 -------------

             NETHERLANDS - 6.6%
    30,000   Equant N.V.*                                                2,552
    85,000   ING Groep N.V.                                              4,604
    70,000   Royal Dutch Petroleum Co. ADR                               4,030
    55,000   VNU N.V.*                                                   3,239
   110,000   Wolters Kluwer N.V.                                         2,526
                                                                 -------------
                                                                        16,951
                                                                 -------------

             PHILIPPINES - 1.1%
   125,000   Philippine Long Distance
             Telephone Co.                                               2,735
                                                                 -------------

             PORTUGUESE - 1.2%
   250,000   Portugal Telecom S.A.                                       3,206
                                                                 -------------

             SOUTH KOREA - 2.4%
   175,000   Korea Electric Power Corp. ADR                              2,767
   120,000   Pohang Iron & Steel Co. ADR                                 3,300
                                                                 -------------
                                                                         6,067
                                                                 -------------

             SPAIN - 1.6%
   275,000   Banco Bilbao Vizcaya Argentaria S.A.                        4,042
                                                                 -------------

             SWEDEN - 0.9%
    25,000   Telefonaktiebolaget LM Ericsson AB ADR                      2,345
                                                                 -------------

             SWITZERLAND - 5.7%
   140,000   Carrier1 International S.A. ADR*                            2,713
    35,000   New ABB Ltd.                                                4,021
     3,500   Novartis A.G.                                               4,787
       300   Roche Holding A.G.                                          3,258
                                                                 -------------
                                                                        14,779
                                                                 -------------

See Notes to the Financial Statements.

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

             UNITED KINGDOM - 15.6%
   140,000   Barclays PLC                                         $      3,712
    80,000   BP Amoco PLC ADR                                            4,245
   500,000   Canary Wharf Group PLC*                                     2,824
   125,000   Capita Group PLC                                            3,197
   500,000   Diageo PLC                                                  3,757
    70,000   Glaxo Wellcome PLC ADR                                      4,012
   450,000   Reed International PLC                                      3,286
   160,000   Reuters Group PLC                                           3,247
   175,000   Sema Group PLC                                              3,495
   600,000   Unilever N.V.                                               3,845
    80,000   Vodafone AirTouch PLC ADR                                   4,445
                                                                 -------------
                                                                        40,065
                                                                 -------------

             Total Common Stocks
             (cost $229,848)                                           237,543
                                                                 -------------

PRINCIPAL
AMOUNT
(000S)
---------

             SHORT-TERM INVESTMENT - 7.1%
             (cost $18,169)

   $18,169   UBS A.G., Grand Cayman
             Eurodollar Time Deposits,
             6.375%, 4/3/00                                             18,169
                                                                 -------------

             Total Investments - 99.4%
             (cost $248,017)                                           255,712

             Other Assets less Liabilities - 0.6%                        1,500
                                                                 -------------

             NET ASSETS - 100.0%                                      $257,212
                                                                 =============
c

At March 31, 2000, the International Select Equity Fund's investments were diversified as follows:

Industry
Sector
------------------------------------
Basic Industries/Energy        6.9%
Capital Goods                  7.0
Chemicals                      2.2
Conglomerates                  2.5
Consumer Goods                 5.7
Financial Services            18.8
Food                           6.4
Media                          5.2
Other                          1.3
Pharmaceuticals                8.6
Real Estate                    2.3
Retail                         3.1
Support Services               1.3
Technology                    14.3
Telecommunications            10.3
Utilities                      4.1
                            ------
Total                        100.0%
                            ======

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 2000

TECHNOLOGY FUND

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------


             COMMON STOCKS - 97.7%

             ADVERTISING - 0.2%
    60,000   TMP Worldwide, Inc.*                                $       4,665
                                                                 -------------

             BIOTECHNOLOGY - 2.2%
   165,000   Genentech, Inc.*                                           25,080
   400,000   PE Corp.- PE Biosystems Group                              38,600
                                                                 -------------
                                                                        63,680
                                                                 -------------

             COMPUTERS - 4.7%
   514,400   EMC Corp.*                                                 64,300
   140,000   Network Appliance, Inc.*                                   11,585
   627,600   Sun Microsystems, Inc.*                                    58,808
                                                                 -------------
                                                                       134,693
                                                                 -------------
             ELECTRONICS - 3.5%
   699,400   Applied Materials, Inc.*                                   65,918
   292,500   Anadigics, Inc.*                                           19,305
   150,000   Vitesse Semiconductor Corp.*                               14,437
                                                                 -------------
                                                                        99,660
                                                                 -------------

             RETAIL - 0.7%
    95,000   eBay, Inc.*                                                16,720
    24,625   Freemarkets, Inc.*                                          2,980
                                                                 -------------
                                                                        19,700
                                                                 -------------

             SEMICONDUCTORS - 30.5%
    90,000   Alpha Industries, Inc.*                                     8,550
   330,000   Altera Corp.*                                              29,453
   630,000   Applied Micro Circuits Corp.*                              94,539
   391,000   Broadcom Corp., Class A*                                   94,964
   455,000   Conexant Systems, Inc.*                                    32,305
   237,500   Cree, Inc.*                                                26,808
   221,352   Infineon Technologies AG ADR*                              12,714
   325,000   KLA -Tencor Corp.*                                         27,381
   535,000   LAM Research Corp.*                                        24,108
   668,800   LSI Logic Corp.*                                           48,572
   260,000   MMC Networks, Inc.*                                         8,580
   320,400   Motorola, Inc.                                             45,617
   400,000   National Semiconductor Corp.*                              24,250
   392,000   PMC - Sierra, Inc.*                                        79,845
   213,381   Quantum Effect Devices, Inc.*                              16,990
   240,000   RF Micro Devices, Inc.*                                    32,250
   350,000   Teradyne, Inc.*                                            28,788
   498,300   Texas Instruments, Inc.                                    79,728

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------

   525,000   Transwitch Corp.*                                   $      49,504
   500,000   Triquint Semiconductor, Inc.*                              36,750
   818,400   Xilinx, Inc.*                                              67,774
                                                                 -------------
                                                                       869,470
                                                                 -------------

             SOFTWARE & SERVICES - 25.6%
    74,000   724 Solutions, Inc.*                                        9,213
   120,688   Agile Software Corp.*                                       7,543
    53,375   Akamai Technologies, Inc.*                                  8,583
   450,000   America Online, Inc.*                                      30,263
   164,340   Ariba, Inc.*                                               34,450
   154,546   Backweb Technologies Ltd.*                                  5,313
   280,000   Bea Systems, Inc.*                                         20,545
   450,000   Broadvision, Inc.*                                         20,194
   115,000   Cacheflow, Inc.*                                           13,627
   140,000   Check Point Software Technologies Ltd.*                    23,949
   162,500   Digex, Inc.*                                               18,027
   640,000   Exodus Communications, Inc.*                               89,920
   128,793   Homestore.com, Inc.*                                        6,279
   176,000   I2 Technologies, Inc.*                                     21,494
   100,000   Inktomi Corp.*                                             19,500
   290,000   Microsoft Corp.*                                           30,812
   120,107   Niku Corp.*                                                 5,683
 1,025,240   Oracle Corp.*                                              80,033
   650,000   Peregrine Systems, Inc.*                                   43,591
   230,000   Realnetworks, Inc.*                                        13,096
   360,412   Siebel Systems, Inc.*                                      43,047
   407,400   TIBCO Software, Inc.*                                      33,203
   150,000   Verisign, Inc.*                                            22,425
   307,500   Veritas Software Corp.*                                    40,282
   170,000   Vignette Corp.*                                            27,242
    46,590   Webmethods, Inc.*                                          11,246
   277,200   Yahoo!, Inc.*                                              47,505
                                                                 -------------
                                                                       727,065
                                                                 -------------

             TELECOMMUNICATION
             EQUIPMENT - 25.5%
   386,000   3Com Corp.*                                                21,471
    47,000   Avanex Corp.*                                               7,132
   590,000   Brocade Communications Systems*                           105,794
   963,972   Cisco Systems, Inc.*                                       74,527
   110,000   Ciena Corp.*                                               13,874
   152,200   Corning, Inc.                                              29,527
   176,951   Flag Telecom Holdings Ltd.*                                 4,004
   309,510   Foundry Networks, Inc.*                                    44,492

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

NUMBER                                                                   VALUE
OF SHARES                                                               (000S)
-------------------------------------------------------------------------------
   800,000   JDS Uniphase Corp.*                                 $      96,450
   211,305   Juniper Networks, Inc.*                                    55,692
   183,000   Metromedia Fiber Network, Class A*                         17,694
   159,631   Next Level Communication, Inc.*                            17,360
   148,000   Nokia Corp. ADR                                            32,153
   550,800   Nortel Networks Corp.                                      69,401
    58,536   Palm, Inc.*                                                 2,627
   278,000   SDL, Inc.*                                                 59,179
   431,267   Sycamore Networks, Inc.*                                   55,633
   331,700   Williams Communications Group*                             17,186
                                                                 -------------
                                                                       724,196
                                                                 -------------

             TELECOMMUNICATIONS - 4.8%
   168,399   Alamosa PCS Holdings, Inc.*                                 6,357
   537,887   Carrier 1 International S.A. ADR*                          10,422
   188,265   KPNQwest N.V.*                                             10,213
   160,000   Leap Wireless International, Inc.*                         15,790
   324,200   McLeodUSA, Inc., Class A*                                  27,496
   132,000   Nextlink Communications, Class A*                          16,327
   235,000   Nextel Communications, Inc., Class A*                      34,839
   492,681   Nextel Partners, Inc., Class A*                            14,288
                                                                 -------------
                                                                       135,732
                                                                 -------------

             Total Common Stocks
             (cost $1,855,017)                                       2,778,861
                                                                 -------------

 PRICIPAL
 AMOUNT                                                                  VALUE
 (000S)                                                                 (000S)
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENT - 2.7%
             (cost $75,691)

  $ 75,691   UBS A.G., Grand Cayman,
             Eurodollar Time Deposits,
             6.375%, 4/1/00                                      $      75,691
                                                                 -------------

             Total Investments - 100.4%
             (cost $1,930,708)                                       2,854,552

             Liabilities less Other Assets - (0.4)%                   (11,802)
                                                                 -------------

             NET ASSETS - 100.0%                                    $2,842,750
                                                                 =============

See Notes to the Financial Statements.

--------------------
NOTES TO THE
FINANCIAL STATEMENTS
MARCH 31, 2000

1. ORGANIZATION

Northern Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, California Municipal Money Market, U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, International Fixed Income, High Yield Municipal, High Yield Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap Index, Small Cap, Small Cap Growth, International Growth Equity, International Select Equity and Technology Funds (collectively the "Funds") are separate, diversified investment portfolios of the Trust, except for the California Municipal Money Market, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and International Fixed Income Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds maintains its own investment objective.
   The Northern Trust Company ("Northern Trust" or the "Adviser") serves as investment adviser to the Funds except as noted in the next sentence. Northern Trust Quantitative Advisors, Inc., ("NTQA") a wholly-owned subsidiary of Northern Trust Corporation, is the investment adviser for the Stock Index, Small Cap Index and Small Cap Funds. Northern Trust also serves as custodian, fund accountant and transfer agent for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP". The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. VALUATION OF SECURITIES - Short-term investments held by the Funds are valued using the amortized cost method, which approximates market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities which are traded on a recognized U.S. or foreign securities exchange are generally valued at the last quoted sales price on the securities exchange on which the securities are primarily traded. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are generally valued at the last sales price. Insurance funding agreements are valued at cost plus accrued interest, which approximates market value. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

C. FUTURES CONTRACTS - Certain Funds may enter into long financial futures contracts to maintain liquidity or short financial futures contracts for hedging purposes. These Funds may also enter into futures contracts for speculative purposes. Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.
       A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is required to make a margin deposit in a segregated account of a specified amount of cash or eligible securities. Subsequently, as the market price of the futures contract fluctuates, gains and losses are recognized and payments are made on a daily basis between the Fund and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and

                                                    NORTHERN FUNDS Annual Report

   as unrealized for open contracts. At March 31, 2000, the Stock Index, Small Cap Index and Small Cap Funds had entered into exchange-traded long futures contracts and the aggregate market value of securities pledged to cover margin requirements for open positions was approximately $936,000, $531,000 and $900,000, respectively.

D. STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

E. FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. A Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
       At March 31, 2000, the International Select Equity Fund had outstanding contracts as follows:

                                Contract          Contract          Unrealized
Contract                        Position      Amount in U.S. $     Gain/(Loss)
Type       Currency              (000s)            (000s)             (000s)
-------------------------------------------------------------------------------

Buy      Japanese Yen            $42,368           $2,744               $11
Sell         Euro                  2,888              402              (20)
                                                                      -----
                                                                       $(9)
                                                                      =====


G. INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

H. EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

I. DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                                            DECLARATION           PAYMENT
                                             FREQUENCY           FREQUENCY
--------------------------------------------------------------------------------
Money Market                                 Daily                Monthly
U.S. Government Money Market                 Daily                Monthly
U.S. Government Select Money Market          Daily                Monthly
Municipal Money Market                       Daily                Monthly
California Municipal Money Market            Daily                Monthly
U.S. Government                              Daily                Monthly
Short-Intermediate U.S. Government           Daily                Monthly
Intermediate Tax-Exempt                      Daily                Monthly
California Intermediate Tax-Exempt           Daily                Monthly
Florida Intermediate Tax-Exempt              Daily                Monthly
Fixed Income                                 Daily                Monthly
Tax-Exempt                                   Daily                Monthly
Arizona Tax-Exempt                           Daily                Monthly
California Tax-Exempt                        Daily                Monthly
International Fixed Income                   Quarterly            Quarterly
High Yield Municipal                         Daily                Monthly
High Yield Fixed Income                      Daily                Monthly
Income Equity                                Monthly              Monthly

                                            DECLARATION           PAYMENT
                                             FREQUENCY           FREQUENCY
--------------------------------------------------------------------------------
Stock Index                                  Quarterly            Quarterly
Growth Equity                                Quarterly            Quarterly
Select Equity                                Annually             Annually
Mid Cap Growth                               Quarterly            Quarterly
Small Cap Index                              Annually             Annually
Small Cap                                    Annually             Annually
Small Cap Growth                             Annually             Annually
International Growth Equity                  Annually             Annually
International Select Equity                  Annually             Annually
Technology                                   Annually             Annually
--------------------------------------------------------------------------------

       Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.
       The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with accounting principles generally accepted in the United States or "GAAP" due to differences in the treatment and recognition of investment income and realized gains (losses). These differences are primarily related to foreign currency transactions, deferral of wash sales and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.
       During the year ended March 31, 2000, all of the dividends derived from net investment income paid by each of the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds were "exempt-interest dividends," excludable from gross income for Federal income tax purposes. Further, all such dividends paid by the California Municipal Money Market, California Intermediate Tax-Exempt and California Tax-Exempt Funds were "California exempt-interest dividends," exempt from California state personal income tax.

J. FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds intend to comply with the requirements of the Internal Revenue Code available to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its advisory agreement with the Funds, the Adviser (or NTQA with respect to certain Funds) is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended March 31, 2000, the Adviser or NTQA voluntarily agreed to waive a portion of its advisory fees as shown on the accompanying Statements of Operations. Northern Trust also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                          ANNUAL      ADVISORY
                                         ADVISORY    FEES AFTER      EXPENSE
                                           FEES        WAIVERS     LIMITATIONS
--------------------------------------------------------------------------------
Money Market                              0.60%         0.40%         0.55%
U.S. Government Money Market              0.60%         0.40%         0.55%
U.S. Government Select Money Market       0.60%         0.40%         0.55%
Municipal Money Market                    0.60%         0.40%         0.55%
California Municipal Money Market         0.60%         0.40%         0.55%
U.S. Government                           0.75%         0.75%         0.90%
Short-Intermediate U.S. Government        0.75%         0.75%         0.90%
Intermediate Tax-Exempt                   0.75%         0.70%         0.85%
California Intermediate Tax-Exempt        0.75%         0.70%         0.85%
Florida Intermediate Tax-Exempt           0.75%         0.70%         0.85%
Fixed Income                              0.75%         0.75%         0.90%
Tax-Exempt                                0.75%         0.70%         0.85%
Arizona Tax-Exempt                        0.75%         0.70%         0.85%
California Tax-Exempt                     0.75%         0.70%         0.85%
International Fixed Income                0.90%         0.90%         1.15%
High Yield Municipal                      0.75%         0.70%         0.85%
High Yield Fixed Income                   0.75%         0.75%         0.90%
Income Equity                             1.00%         0.85%         1.00%
Stock Index                               0.60%         0.40%         0.55%
Growth Equity                             1.00%         0.85%         1.00%
Select Equity                             1.20%         0.85%         1.00%
Mid Cap Growth                            1.00%         0.85%         1.00%
Small Cap Index                           0.65%         0.50%         0.65%
Small Cap                                 1.20%         0.85%         1.00%
Small Cap Growth                          1.20%         1.00%         1.25%
International Growth Equity               1.20%         1.00%         1.25%
International Select Equity               1.20%         1.00%         1.25%
Technology                                1.20%         1.00%         1.25%
--------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report

   Until October 1, 1999, the Funds had an administrative agreement with Sunstone Financial Group, Inc. ("Sunstone") for certain administrative services. Pursuant to its administrative agreement with the Funds, Sunstone was entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets. For the six months ended September 30, 1999, Sunstone voluntarily agreed to waive a portion of its administration fees as shown on the accompanying Statements of Operations. On October 1, 1999, Northern Trust and First Data Investor Services Group, Inc. (now known as PFPC, Inc., a member of PNC Financial Services Group) became the Funds' co-administrators. The waivers and reimbursements described above are voluntary and may be terminated at any time.

4. BANK LOANS

The Funds maintain a $50,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the Fed Funds rate.
   Interest expense for the year ended March 31, 2000 was approximately $5,000, $1,000 and $12,000 for the Stock Index, the Growth Equity and SmallCap Index Fund, respectively. This amount is included in other expenses on the Statements of Operations.
   As of March 31, 2000, there were no outstanding borrowings.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2000 were as follows:


                                                              PURCHASES                                  SALES
                                                  -----------------------------------------------------------------------
                                                      U.S.                                    U.S.
AMOUNTS IN THOUSANDS                               GOVERNMENT            OTHER             GOVERNMENT            OTHER
-------------------------------------------------------------------------------------------------------------------------
U.S. Government                                     $188,207                  $-             $88,188                  $-
Short-Intermediate U.S. Government                    81,080                   -              24,417                   -
Intermediate Tax-Exempt                                    -             685,661                   -             330,963
California Intermediate Tax-Exempt                         -             118,208                   -              27,594
Florida Intermediate Tax-Exempt                            -              54,240                   -              48,671
Fixed Income                                         404,106             426,939             241,537             213,753
Tax-Exempt                                                 -             731,282                   -             407,031
Arizona Tax-Exempt                                         -              83,569                   -              17,350
California Tax-Exempt                                      -             113,274                   -              64,558
International Fixed Income                             1,278              14,930               1,256              13,046
High Yield Municipal                                       -              15,991                   -               3,148
High Yield Fixed Income                                    -             202,437                   -              78,692
Income Equity                                              -             264,152                   -             208,519
Stock Index                                                -             205,981                   -              42,124
Growth Equity                                              -           1,043,158                   -             813,296
Select Equity                                              -             606,067                   -             456,952
Mid Cap Growth                                             -           1,012,183                   -             534,063
Small Cap Index                                            -             151,911                   -              70,807
Small Cap                                                  -              73,215                   -             208,520
Small Cap Growth                                           -             780,163                   -             342,308
International Growth Equity                                -             940,970                   -             619,746
International Select Equity                                -             311,495                   -             237,005
Technology                                                 -           2,838,417                   -           1,824,312
-------------------------------------------------------------------------------------------------------------------------


   At March 31, 2000, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             NET                  COST
                                                   UNREALIZED         UNREALIZED         APPRECIATION           BASIS OF
AMOUNTS IN THOUSANDS                              APPRECIATION       DEPRECIATION       (DEPRECIATION)         SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government                                         $159           $(11,647)           $(11,488)            $358,171
Short-Intermediate U.S. Government                        35             (1,166)             (1,131)              64,065
Intermediate Tax-Exempt                                4,754            (13,461)             (8,707)             679,362
California Intermediate Tax-Exempt                     1,687               (833)                 854              91,915
Florida Intermediate Tax-Exempt                          331               (549)               (218)              44,979
Fixed Income                                           3,656            (22,904)            (19,248)             644,096
Tax-Exempt                                            16,227             (9,848)               6,379             511,399
Arizona Tax-Exempt                                       987               (780)                 207              66,209
California Tax-Exempt                                  1,993             (3,536)             (1,543)             123,394
International Fixed Income                               248               (547)               (299)              15,235
High Yield Municipal                                      34             (1,311)             (1,277)              22,567
High Yield Fixed Income                                  847             (6,967)             (6,120)             165,911
Income Equity                                         41,003             (5,785)              35,218             182,807
Stock Index                                          239,250            (17,170)             222,080             323,053
Growth Equity                                        488,134            (26,823)             461,311             885,391
Select Equity                                        165,774             (3,974)             161,800             352,362
Mid Cap Growth                                       254,217            (49,040)             205,177             653,139
Small Cap Index                                       36,668            (19,315)              17,353              95,987
Small Cap                                             51,534            (35,037)              16,497             183,099
Small Cap Growth                                      76,499            (31,846)              44,653             510,584
International Growth Equity                           74,947            (30,858)              44,089             662,695
International Select Equity                           22,764            (15,069)               7,695             248,017
Technology                                         1,017,372            (94,517)             922,855           1,931,697
-----------------------------------------------------------------------------------------------------------------------------


     At March 31, 2000, the approximate capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows:


                                           MARCH 31,                MARCH 31,
AMOUNTS IN THOUSANDS                          2007                    2008
-------------------------------------------------------------------------------
Money Market                                     -                  $    19
Municipal Money Market                           -                      119
California Municipal Money Market                -                        4
U.S. Government                                  -                    1,813
Short-Intermediate U.S. Government               -                       67
Intermediate Tax-Exempt                          -                      800
Florida Intermediate Tax-Exempt                  -                      203
Fixed Income                                     -                      433
Tax-Exempt                                       -                    4,366
California Tax-Exempt                            -                      403
International Fixed Income                       -                       15
High Yield Municipal                             -                      131
High Yield Fixed Income                          -                    2,519
Mid Cap Growth                              $4,222                        -
-------------------------------------------------------------------------------

These capital loss carryforwards are available to offset future capital gains.

                                                    NORTHERN FUNDS Annual Report

6. CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the year ended March 31, 2000 were as follows:


                                                                                    NET
                                                                  ISSUED UPON   REINVESTMENT                    INCREASE
AMOUNTS IN THOUSANDS                                  SOLD      CONVERSION<F1>  OF DIVIDENDS    REDEEMED       (DECREASE)
---------------------------------------------------------------------------------------------------------------------------
U.S. Government                                       17,301         11,422            176       (19,710)          9,189
Short-Intermediate U.S. Government                     1,217          6,034              2          (837)          6,416
Intermediate Tax-Exempt                               45,944         36,215            182       (47,197)         35,144
California Intermediate Tax-Exempt                     2,924          7,986             11        (1,692)          9,229
Florida Intermediate Tax-Exempt                        2,005              -             39        (1,418)            626
Fixed Income                                          17,565         30,234            457        (8,487)         39,769
Tax-Exempt                                             8,098         32,683            168       (10,117)         30,832
Arizona Tax-Exempt                                     3,104          5,621              2        (2,112)          6,615
California Tax-Exempt                                  3,253          5,865             85        (4,270)          4,933
International Fixed Income                               522            567              4          (469)            624
High Yield Municipal                                   1,711              -              5          (375)          1,341
High Yield Fixed Income                               16,278              -            141          2,664         13,755
Income Equity                                         10,786          9,504            700       (14,811)          6,179
Stock Index                                            6,901         14,818            104        (4,411)         17,412
Growth Equity                                          6,719         21,398          3,413        (7,163)         24,367
Select Equity                                          8,853              -            345        (3,085)          6,113
Mid Cap Growth                                        31,157              -            106        (2,550)         28,713
Small Cap Index                                          304         14,297            134        (5,372)          9,363
Small Cap                                              5,525              -          1,272       (14,574)        (7,779)
Small Cap Growth                                      29,574              -             40          (944)         28,670
International Growth Equity                           19,413         14,322          2,946        (4,496)         32,185
International Select Equity                            8,667              -          1,447        (2,038)          8,076
Technology                                            23,613         10,530          2,936        (5,342)         31,737
--------------------------------------------------------------------------------------------------------------------------


<F1>  See footnote 7.

Transactions of shares of the Funds for the year ended March 31, 1999 were as follows:


                                                                                                  NET
                                                                 REINVESTMENT                   INCREASE
AMOUNTS IN THOUSANDS                                  SOLD       OF DIVIDENDS     REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
U.S. Government                                        8,963            718          5,473          4,208
Intermediate Tax-Exempt                                6,757            391          2,665          4,483
Florida Intermediate Tax-Exempt                        1,769             55            700          1,124
Fixed Income                                          21,526            727         12,591          9,662
Tax-Exempt                                            10,243            433          4,815          5,861
California Tax-Exempt                                  4,589             98          1,303          3,384
International Fixed Income                               219             17            248           (12)
High Yield Municipal                                   1,024              -             22          1,002
High Yield Fixed Income                                4,057              6             19          4,044
Income Equity                                          1,957            474          1,648            783
Stock Index                                            6,696            104          3,298          3,502
Growth Equity                                          5,911          1,437          3,895          3,453
Select Equity                                          3,384            327          1,806          1,905
Mid Cap Growth                                         6,928              -            328          6,600
Small Cap                                              7,288            803          8,617          (526)
International Growth Equity                            8,329            613          7,068          1,874
International Select Equity                            4,499            381          4,684            196
Technology                                             7,041            193          1,873          5,361
-----------------------------------------------------------------------------------------------------------


7. CONVERSION FROM NORTHERN COMMON TRUST FUNDS

   On September 3, 1999 and October 1, 1999, Northern Trust converted six equity and ten fixed income common trust funds, respectively, into existing or new comparable funds of the Trust. These conversions were tax-free for federal income tax purposes. The following is a summary of the net assets and shares converted (amounts in thousands):



                                             NORTHERN                                           NET ASSETS       SHARES
COMMON TRUST FUND                            FUND                                               CONVERTED       CONVERTED
----------------------------------------------------------------------------------------------------------------------------
September 3, 1999 Conversion:

Income Equity Fund                           Income Equity Fund                                  $123,163          9,504
Market Equity Fund                           Stock Index Fund                                     271,446         14,818
Growth Equity Fund                           Growth Equity Fund                                   458,132         21,398
Small Capitalization Fund                    Small Cap Index Fund<F1>                             142,973         14,297
Global Growth Fund                           International Growth Equity Fund                     191,041         14,322
Focused Growth Technology Fund               Technology Fund                                      359,270         10,530

October 1, 1999 Conversion:

1986 Government Bond Fund and
   Government Bond Fund                      U.S. Government Fund                                $112,138         11,422
Intermediate Government Bond Fund            Short-Intermediate U.S. Government Fund<F1>           60,337          6,034
Intermediate Tax-Exempt Bond Fund            Intermediate Tax-Exempt Fund                         363,331         36,215
Intermediate California Tax-Exempt
   Bond Fund                                 California Intermediate Tax-Exempt Fund<F1>           79,836          7,986
Taxable Bond Fund                            Fixed Income Fund                                    293,695         30,234
Tax-Exempt Bond Fund                         Tax-Exempt Fund                                      327,321         32,683
Arizona Tax-Exempt Bond Fund                 Arizona Tax-Exempt Fund<F1>                           56,205          5,621
California Tax-Exempt Bond Fund              California Tax-Exempt Fund                            60,293          5,865
International Government Bond Fund           International Fixed Income Fund                        5,714            567


<F1> Fund commenced operations upon conversion

8. SUBSEQUENT EVENTS

On May 1, 2000, NTQA changed its name to Northern Trust Investment, Inc.
("NTI").

Effective May 2, 2000, the Small Cap Fund changed its name to Small Cap Value Fund.

On May 15, 2000, the Global Communications Fund commenced investment operations.

                                                    NORTHERN FUNDS Annual Report


REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES:
NORTHERN FUNDS

We have audited the accompanying statements of assets and liabilities of Northern Funds (a Massachusetts business trust consisting of the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund, U.S. Government Fund, Short-Intermediate U.S. Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Mid Cap Growth Fund, Small Cap Index Fund, Small Cap Fund, Small Cap Growth Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund), including the schedules of investments, as of March 31, 2000, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Northern Funds as of March 31, 2000, the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
May 16, 2000

-------------------------------------------------
VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS


At a Special Meeting of Shareholders of the Trust (the "Meeting") held on March 21, 2000, the following actions were taken:

   (1) The following individuals were elected to serve on the Board of Trustees by the shareholders of all Funds of the Trust voting together in the aggregate:

                                                                    NUMBER OF
                                            NUMBER OF                  VOTES
NAME OF TRUSTEE                             VOTES FOR                WITHHELD
--------------------------------------------------------------------------------
Richard G. Cline                          7,178,309,857             95,067,225
Edward J. Condon, Jr.                     7,185,450,990             87,926,092
Wesley M. Dixon, Jr.                      7,177,000,896             96,376,186
William J. Dolan, Jr.                     7,159,425,515            113,951,567
John W. English                           7,159,746,681            113,630,401

                                                                    NUMBER OF
                                            NUMBER OF                  VOTES
NAME OF TRUSTEE                             VOTES FOR                WITHHELD
--------------------------------------------------------------------------------
Raymond E. George, Jr.                    7,184,749,639             88,627,443
Sandra Polk Guthman                       7,177,986,336             95,390,746
Michael E. Murphy                         7,178,215,169             95,161,913
Mary Jacobs Skinner                       7,179,380,618             93,996,464
William H. Springer                       7,177,099,828             96,277,254
Richard P. Strubel                        7,186,091,431             87,285,651
Stephen B. Timbers                        7,185,776,172             87,600,910
--------------------------------------------------------------------------------

   (2) The selection of Arthur Andersen LLP by the Board of Trustees as the Trust's independent auditors for the fiscal year ending March 31, 2000 was ratified by all the shareholders of all Funds of the Trust voting together in the aggregate as follows:

 VOTES FOR                        VOTES AGAINST                  ABSTAINED
----------------------------------------------------------------------------
7,212,860,731                      20,828,426                    39,687,925
----------------------------------------------------------------------------

   (3) An Agreement and Plan of Reorganization pursuant to which each Fund will be reorganized as a series of Northern Funds, a Delaware business trust, was approved by all Funds (voting separately on a Fund-by-Fund basis) as follows:

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Money Market                         3,694,952,769     23,938,274      8,472,805
U.S. Government Money Market           204,775,704      7,325,777     32,395,588
U.S. Government  Select Money Market   780,697,950      1,214,803        995,165
Municipal Money Market               1,720,839,458      2,651,326      2,726,182
California Municipal Money Market      273,442,659        126,025        459,672
U.S. Government                         34,500,335            234         34,174
Short-Intermediate U.S. Government       6,051,177              -              -
Intermediate Tax-Exempt                 66,116,770         62,469         20,252
California Intermediate Tax-Exempt       9,323,908              -              -
Florida Intermediate Tax-Exempt          3,213,380         19,314         15,485
Fixed Income                            62,046,984            980         16,848
Tax-Exempt                              50,367,708         28,537          1,778
Arizona Tax Exempt                       5,546,153              -              -
California Tax Exempt                   10,479,663              -              -
International Fixed Income               1,842,823          1,025            687
High Yield Municipal                     2,079,272              -              -
High Yield Fixed Income                 13,472,242          1,090          4,175
Income Equity                           15,399,775         11,341         20,889
Stock Index                             23,230,191         42,847         48,188
Growth Equity                           47,267,183         54,880         42,062
Select Equity                            7,392,521         41,678         44,516
Mid Cap Growth                          25,138,321         25,983         15,392
Small Cap Index                         10,826,430            272              -
Small Cap                               14,344,596         74,302          4,498
Small Cap Growth                        15,527,205          4,422          1,232
International Growth Equity             42,730,330         61,329         13,332
International Select Equity             14,303,691         30,135          2,079
Technology                              27,837,801        141,015         94,883
--------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report

   (4) A new fundamental investment policy regarding investments in other investment company securities and a related amendment to the Trust's Declaration of Trust was approved by each of the Funds (voting separately on a Fund-by-Fund basis) as follows:

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Money Market                         3,701,298,858     16,044,464     10,020,527
U.S. Government Money Market           211,550,086        484,749     32,462,233
U.S. Government Select Money Market    779,581,520      2,311,872      1,014,525
Municipal Money Market               1,718,744,985      2,984,885      4,487,096
California Municipal Money Market      272,392,237      1,176,446        459,672
U.S. Government                         34,487,709          9,740         37,293
Short-Intermediate U.S. Government       6,051,177              -              -
Intermediate Tax-Exempt                 66,120,529         48,910         30,052
California Intermediate Tax-Exempt       9,323,908              -              -
Florida Intermediate Tax-Exempt          3,213,380         19,314         15,485
Fixed Income                            62,029,400         20,490         14,922
Tax-Exempt                              50,350,856         36,384         10,783
Arizona Tax Exempt                       5,546,153              -              -
California Tax Exempt                   10,479,663              -              -
International Fixed Income               1,841,306          1,025          2,204
High Yield Municipal                     2,075,971          3,300              -
High Yield Fixed Income                 13,469,325          4,007          4,175
Income Equity                           15,391,006         16,935         24,064
Stock Index                             23,252,078         19,928         49,220
Growth Equity                           47,236,107         78,105         49,913
Select Equity                            7,352,381         74,263         52,071
Mid Cap Growth                          25,133,020         26,872         19,805
Small Cap Index                         10,824,254          2,449              -
Small Cap                               14,380,826         36,069          6,501
Small Cap Growth                        15,525,787          5,112          1,960
International Growth Equity             42,766,332         31,340          7,320
International Select Equity             14,320,826         11,356          3,723
Technology                              27,789,596        175,372        108,731
--------------------------------------------------------------------------------

   (A) A new investment policy on commodities was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Money Market                         3,699,050,455     15,198,050     13,115,343
U.S. Government Money Market           210,796,901        574,467     33,125,701
U.S. Government Select Money Market    778,978,265      2,218,707      1,710,945
Municipal Money Market               1,711,957,000      7,343,976      6,915,990
California Municipal Money Market      271,912,671        264,105      1,851,579
U.S. Government                         34,430,821         22,950         80,972
Short-Intermediate U.S. Government       6,051,177              -              -
Intermediate Tax-Exempt                 66,107,332         61,293         30,866
California Intermediate Tax-Exempt       9,323,908              -              -
Florida Intermediate Tax-Exempt          3,200,808              -         47,371
Fixed Income                            62,042,849          6,100         15,863
Tax-Exempt                              50,369,077         27,167          1,778
Arizona Tax Exempt                       5,546,153              -              -
California Tax Exempt                   10,479,663              -              -
International Fixed Income               1,842,823          1,025            687
High Yield Municipal                     2,079,011              -            260
High Yield Fixed Income                 13,461,144          4,007         12,356

   (A) A new investment policy on commodities was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows: (cont'd.)

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Income Equity                           15,382,142          9,936         39,927
Stock Index                             23,226,989         17,304         76,933
Growth Equity                           47,218,967         64,333         80,825
Select Equity                            7,331,842         58,866         88,007
Mid Cap Growth                          25,123,436         31,513         24,748
Small Cap Index                         10,823,464            663          2,576
Small Cap                               14,380,664         31,760         10,972
Small Cap Growth                        15,522,423          5,627          4,810
International Growth Equity             42,743,440         31,297         30,255
International Select Equity             14,320,327         11,020          4,558
Technology                              27,758,071        154,971        160,657
--------------------------------------------------------------------------------

   (B) New investment policies on borrowing and lending were approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Money Market                         3,693,039,349     21,767,593     12,556,906
U.S. Government Money Market           210,637,018        734,377     33,125,674
U.S. Government Select Money Market    778,845,294      2,410,368      1,652,255
Municipal Money Market               1,712,558,282      6,749,363      6,909,321
California Municipal Money Market      271,912,671        264,105      1,851,579
U.S. Government                         34,432,612         22,950         79,181
Short-Intermediate U.S. Government       6,051,177              -              -
Intermediate Tax-Exempt                 66,108,473         61,293         29,726
California Intermediate Tax-Exempt       9,323,908              -              -
Florida Intermediate Tax-Exempt          3,181,494         19,314         47,371
Fixed Income                            62,039,341          9,608         15,863
Tax-Exempt                              50,369,077         27,167          1,778
Arizona Tax Exempt                       5,546,153              -              -
California Tax Exempt                   10,479,663              -              -
International Fixed Income               1,842,823          1,025            687
High Yield Municipal                     2,079,011              -            260
High Yield Fixed Income                 13,464,061          1,090         12,356
Income Equity                           15,376,236         13,461         42,308
Stock Index                             23,223,634         18,572         79,020
Growth Equity                           47,226,857         68,869         68,399
Select Equity                            7,328,599         76,470         73,646
Mid Cap Growth                          25,126,599         26,971         26,126
Small Cap Index                         10,823,855            272          2,576
Small Cap                               14,380,173         29,460         13,763
Small Cap Growth                        15,521,713          6,337          4,810
International Growth Equity             42,743,815         40,960         20,216
International Select Equity             14,319,592         12,902          3,412
Technology                              27,769,155        161,558        142,987
--------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report

   (C) A new investment policy on issuer diversification was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Money Market                         3,703,071,934     11,916,436     12,375,478
U.S. Government Money Market           210,932,199        438,504     33,126,365
U.S. Government Select Money Market    779,127,842      2,127,820      1,652,255
Municipal Money Market               1,713,337,326      6,162,833      6,716,807
California Municipal Money Market      271,912,671        126,025      1,989,660
U.S. Government                         34,432,134         22,156         80,453
Short-Intermediate U.S. Government       6,051,177              -              -
Intermediate Tax-Exempt                 66,122,205         56,263         21,023
California Intermediate Tax-Exempt       9,323,908              -              -
Florida Intermediate Tax-Exempt          3,181,494         19,314         47,371
Fixed Income                            62,042,485          5,938         16,389
Tax-Exempt                              50,369,077         27,167          1,778
Arizona Tax Exempt                       5,546,153              -              -
California Tax Exempt                   10,479,663              -              -
International Fixed Income               1,842,823          1,025            687
High Yield Municipal                     2,079,011              -            260
High Yield Fixed Income                 13,464,061          1,090         12,356
Income Equity                           15,382,937          9,141         39,927
Stock Index                             23,235,476         12,629         73,121
Growth Equity                           47,239,271         48,679         76,175
Select Equity                            7,350,363         56,035         72,317
Mid Cap Growth                          25,133,555         21,715         24,427
Small Cap Index                         10,823,855            272          2,576
Small Cap                               14,394,105         16,817         12,474
Small Cap Growth                        15,521,713          6,337          4,810
International Growth Equity             42,764,404         20,621         19,967
International Select Equity             14,320,250         12,243          3,412
Technology                              27,822,933        110,531        140,236
--------------------------------------------------------------------------------

   (D) An amendment to eliminate the investment policy on mortgaging was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Money Market                         3,701,957,137     12,782,706     12,624,005
U.S. Government Money Market           210,808,689        560,036     33,128,344
U.S. Government Select Money Market    778,990,645      2,265,017      1,652,255
Municipal Money Market               1,714,939,918      4,286,623      6,990,425
California Municipal Money Market      271,296,236        742,460      1,989,660
U.S. Government                         34,430,949         22,822         80,972
Short-Intermediate U.S. Government       6,051,177              -              -
Intermediate Tax-Exempt                 66,122,205         56,263         21,023
California Intermediate Tax-Exempt       9,323,908              -              -
Florida Intermediate Tax-Exempt          3,181,494         19,314         47,371
Fixed Income                            62,038,815          9,608         16,389
Tax-Exempt                              50,369,077         27,167          1,778
Arizona Tax Exempt                       5,546,153              -              -
California Tax Exempt                   10,479,663              -              -
International Fixed Income               1,842,823          1,025            687
High Yield Municipal                     2,079,011              -            260
High Yield Fixed Income                 13,464,706              -         12,801

   (D) An amendment to eliminate the investment policy on mortgaging was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows: (cont'd.)

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Income Equity                           15,373,175         16,523         42,307
Stock Index                             23,215,715         26,958         78,553
Growth Equity                           47,218,321         61,616         84,188
Select Equity                            7,331,506         66,893         80,316
Mid Cap Growth                          25,122,586         26,624         30,486
Small Cap Index                         10,823,855            272          2,576
Small Cap                               14,380,112         29,094         14,190
Small Cap Growth                        15,522,403          5,647          4,810
International Growth Equity             42,744,814         38,680         21,497
International Select Equity             14,320,877         11,617          3,412
Technology                              27,765,032        163,747        144,920
--------------------------------------------------------------------------------

   (E) With respect to all Funds except the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt, High Yield Municipal, High Yield Fixed Income, Small Cap Index and Small Cap Growth Funds, the elimination of investment policy on puts and calls was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Money Market                         3,701,941,099     11,946,448     13,476,301
U.S. Government Money Market           210,813,501        510,384     33,173,185
U.S. Government Select Money Market    778,901,411      2,516,346      1,490,160
Municipal Money Market               1,713,214,139      5,662,801      7,340,026
California Municipal Money Market      271,912,671        126,025      1,989,660
U.S. Government                         34,432,512         22,950         79,280
Intermediate Tax-Exempt                 66,103,659         64,966         30,866
Florida Intermediate Tax-Exempt          3,181,494         19,314         47,371
Fixed Income                            62,038,159         10,662         15,991
Tax-Exempt                              50,335,517         60,728          1,778
California Tax Exempt                   10,479,663              -              -
International Fixed Income               1,842,823          1,025            687
Income Equity                           15,383,785          8,294         39,926
Stock Index                             23,220,402         21,402         79,422
Growth Equity                           47,215,857         57,593         90,675
Select Equity                            7,290,150         53,835        134,730
Mid Cap Growth                          25,128,257         27,620         23,820
Small Cap                               14,385,451         23,772         14,173
International Growth Equity             42,752,305         32,536         20,151
International Select Equity             14,326,197          5,289          4,420
Technology                              27,746,284        139,172        188,243
--------------------------------------------------------------------------------

                                                    NORTHERN FUNDS Annual Report

   (F) With respect to the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax Exempt, Arizona Tax-Exempt, California Tax-Exempt, High Yield Municipal, Municipal Money Market, and California Municipal Money Market Funds, a new investment policy on municipal investments was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:.

FUND                                  VOTES FOR      VOTES AGAINST    ABSTAINED
--------------------------------------------------------------------------------
Municipal Money Market               1,711,791,167      5,458,909      8,966,890
California Municipal Money Market      271,912,671        126,025      1,989,660
Intermediate Tax-Exempt                 66,145,858         42,589         11,045
California Intermediate Tax-Exempt       9,323,908              -              -
Florida Intermediate Tax-Exempt          3,225,472              -         22,707
Tax-Exempt                              50,369,077         27,167          1,778
Arizona Tax Exempt                       5,546,153              -              -
California Tax Exempt                   10,479,663              -              -
High Yield Municipal                     2,079,011              -            260
--------------------------------------------------------------------------------

                      This page intentionally left blank.



(back cover)

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Northern Funds Distributors, LLC,
Distributor, an independent third party.

                                                                      NF ANR 500
(logo)
NORTHERN FUNDS

P.O. Box 75986
Chicago, IL  60675-5986
(800) 595-9111
www.northernfunds.com